UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06243

Franklin Strategic Series

(Exact name of registrant as specified in charter)

One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: 650 312-2000

Date of fiscal year end: 4/30

Date of reporting period: 10/31/19

Item 1.	Reports to Stockholders.

Franklin Growth Opportunities Fund	Franklin Small Cap Growth Fund

Franklin Select U.S. Equity Fund	Franklin Small-Mid Cap Growth Fund

Sign up for electronic delivery at franklintempleton.com/edelivery

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

SHAREHOLDER LETTER

Dear Shareholder:

During the six months ended October 31, 2019, the U.S. economy continued to grow, but at a more moderate pace due to concerns about trade and geopolitical stress.

The Standard & Poor’s® 500 Index (S&P 500®) recovered from heightened volatility in May and August 2019, reaching new all-time highs in October amid better-than-expected corporate earnings, investor optimism about a potential U.S.-China trade agreement and the U.S. Federal Reserve’s third successive rate cut. However, markets reflected concerns about tighter regulation of technology companies, U.S. political uncertainties, geopolitical tensions and the impact of trade disputes on global growth and corporate earnings. In this environment, U.S. stocks, as measured by the S&P 500, posted a positive total return for the six-month period.

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

We believe active, professional investment management serves investors well. We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook should be well positioned for the years ahead.

In addition, Franklin Strategic Series’ semiannual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your future investment needs.

Sincerely,

Edward Perks, CFA
President and Chief Executive Officer –
Investment Management
Franklin Strategic Series

This letter reflects our analysis and opinions as of October 31, 2019, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

CFA® is a trademark owned by CFA Institute.
Not FDIC Insured | May Lose Value | No Bank Guarantee

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Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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SEMIANNUAL REPORT

Economic and Market Overview

The U.S. economy expanded during the six months ended October 31, 2019. After moderating in 2019’s second quarter, the economy grew faster in the third quarter, aided by consumer spending, housing investment, government spending, inventory investment and exports. The manufacturing sector expanded during the period’s first half, but contracted in the second half. The services sector continued to expand throughout the period. The unemployment rate was 3.6% in April 2019, and though it varied slightly during the six months under review, it ended the period at 3.6%.1 The annual inflation rate, as measured by the Consumer Price Index, decreased from 2.0% in April 2019 to 1.8% at period-end.1

At its July 2019 meeting, the U.S. Federal Reserve (Fed) lowered its target range for the federal funds rate for the first time since December 2008, to 2.00%–2.25%, citing muted inflation pressures and the potential effects of global trade tensions on economic growth. Furthermore, the Fed ended its balance sheet normalization program earlier than previously indicated. The Fed further lowered the federal funds target rate range by 0.25% at its September and October meetings, to 1.50%–1.75%, reiterating the rationale cited at the July meeting.

U.S. equity markets overall rose during the period, benefiting from upbeat economic data and U.S. corporate earnings, the Fed’s interest-rate cuts and investor optimism about further monetary easing. However, markets reflected concerns about tighter regulation of technology companies, U.S. political uncertainties (including the impeachment inquiry into President Donald Trump), geopolitical tensions in certain regions, and the impact of U.S. trade disputes with China and other trading partners on global growth and corporate earnings. These concerns were partly alleviated at certain points during the period by occasional easing of trade tensions and optimism about a potential U.S.-China trade agreement. The broad U.S. stock market, as measured by the Standard & Poor’s 500 Index (S&P 500), recovered from heightened volatility in May and August 2019, reaching new all-time highs in October amid a number of better-than-expected corporate earnings reports, investor optimism about a potential phase one of the U.S.-China trade agreement and the Fed’s third successive rate cut.

Overall, the S&P 500 posted a +4.16% total return for the six-month period.2

The foregoing information reflects our analysis and opinions as of October 31, 2019. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. Source: Bureau of Labor Statistics.

2. Source: Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

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Franklin Growth Opportunities Fund

This semiannual report for Franklin Growth Opportunities Fund covers the period ended October 31, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation by investing, under normal conditions, predominantly in equity securities of companies demonstrating accelerating growth, increasing profitability, or above-average growth or growth potential as compared with the overall economy.

Performance Overview

The Fund’s Class A shares posted a +0.73% cumulative total return for the six months under review. In comparison, the Fund’s narrow benchmark, the Russell 3000® Growth Index, which measures performance of those Russell 3000® Index companies with relatively higher price-to-book ratios and higher forecasted growth rates, posted a +4.05% total return.1 The Fund’s broad benchmark, the Standard & Poor’s 500 Index (S&P 500), which tracks the broad U.S. stock market, posted a +4.16% total return.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented

Portfolio Composition

Based on Total Net Assets as of 10/31/19

*Rounds to less than 0.1% of net assets.

management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

1. Source: Morningstar.

Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 33.

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FRANKLIN GROWTH OPPORTUNITIES FUND

Manager’s Discussion

During the six months under review, key contributors to the Fund’s performance relative to the Russell 3000® Growth Index included stock selection in the health care, financials and real estate sectors.

Within health care, our investments in clinical stage biopharmaceutical firm Reata Pharmaceuticals, cancer-focused biopharmaceutical company Array BioPharma (not held at period-end), heart disease and critical care monitoring devices manufacturer Edwards Lifesciences and medical devices company Nevro benefited relative results. Reata Pharmaceuticals’ share price surged after the company announced positive results for a clinical trial for omaveloxolone, a treatment for neuromuscular disorder Friedreich’s ataxia. Array BioPharma was acquired by pharmaceuticals firm Pfizer (not a Fund holding) for a significant premium over the preannouncement stock closing price.

In the financials sector, our position in MarketAxess Holdings, which operates as a fixed-income electronic trading platform, aided relative results.

Within real estate, our investment in SBA Communications boosted relative results. The wireless communications company continued to generate strong operating results in its leasing and site development business amid 4G densification projects and early 5G deployment.

In contrast, key detractors from the Fund’s relative performance included stock selection in the information technology (IT), consumer discretionary and materials sectors.

Within IT, electronic products manufacturer Apple’s share price rose during the period, and our underweighted position hurt relative results. Other IT holdings hindered relative results as their share prices declined. These holdings included education technology firm 2U (not held at period-end), communications software and cloud-based platform company Twilio, programmable semiconductor devices manufacturer Xilinx and cloud-based enterprise workflow management provider ServiceNow. 2U’s share price declined as the company experienced broad challenges across its graduate- and short- course portfolios, including increased competition, regulatory uncertainty and delayed launches. Twilio’s shares were pressured by customer credits that affected second- and third-quarter 2019 revenues, as well as by weaker-than-expected fourth-quarter revenue and earnings guidance. We believe the company is well-positioned to leverage its leadership

Top 10 Holdings
10/31/19

Company Sector/Industry	% of Total Net Assets

Amazon.com Inc.	7.3%
Consumer Discretionary

Microsoft Corp.	5.7%
Information Technology

Mastercard Inc.	5.5%
Information Technology

Visa Inc.	4.4%
Information Technology

Alphabet Inc.	3.2%
Communication Services

SBA Communications Corp.	2.9%
Real Estate

Apple Inc.	2.8%
Information Technology

ServiceNow Inc.	2.6%
Information Technology

CoStar Group Inc.	2.4%
Industrials

Adobe Inc.	2.1%
Information Technology

position with developers to become an important business-to-consumer communications platform.

In the consumer discretionary sector, our position in e-commerce and cloud computing services company Amazon.com hurt relative performance.

In the materials sector, our holding in specialty chemicals and carbon materials manufacturer Ingevity dampened relative results.

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FRANKLIN GROWTH OPPORTUNITIES FUND

Thank you for your continued participation in Franklin Growth Opportunities Fund. We look forward to serving your future investment needs.

Grant Bowers Lead Portfolio Manager

Sara Araghi, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN GROWTH OPPORTUNITIES FUND

Performance Summary as of October 31, 2019

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 10/31/191

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]
A4
6-Month	+0.73%	-4.80%

1-Year	+15.65%	+9.28%

5-Year	+65.55%	+9.37%

10-Year	+257.88%	+12.96%

Advisor
6-Month	+0.86%	+0.86%

1-Year	+15.90%	+15.90%

5-Year	+67.69%	+10.89%

10-Year	+267.74%	+13.91%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 8 for Performance Summary footnotes.

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FRANKLIN GROWTH OPPORTUNITIES FUND

PERFORMANCE SUMMARY

Total Annual Operating Expenses5

Share Class	With Fee Waiver	Without Fee Waiver
A	0.95%	0.95%

Advisor	0.70%	0.70%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. Smaller, midsized and relatively new or unseasoned companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. Historically, these securities have experienced more price volatility than larger-company stocks, especially over the short term. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 8/31/20. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 5.50%.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN GROWTH OPPORTUNITIES FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual		Hypothetical
		(actual return after expenses)		(5% annual return before expenses)
Share Class	Beginning Account Value 5/1/19	Ending Account Value 10/31/19	Expenses Paid During Period 5/1/19–10/31/191, [2]	Ending Account Value 10/31/19	Expenses Paid During Period 5/1/19–10/31/191, [2]	Net Annualized Expense Ratio[2]
A	$1,000	$1,007.30	$4.79	$1,020.36	$4.82	0.95%
C	$1,000	$1,003.70	$8.56	$1,016.59	$8.62	1.70%
R	$1,000	$1,006.10	$6.05	$1,019.10	$6.09	1.20%
R6	$1,000	$1,009.40	$2.98	$1,022.17	$3.00	0.59%
Advisor	$1,000	$1,008.60	$3.53	$1,021.62	$3.56	0.70%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/366 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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Franklin Select U.S. Equity Fund

This semiannual report for Franklin Select U.S. Equity Fund covers the period ended October 31, 2019. As previously communicated, the Fund, a series of Franklin Strategic Series, will reorganize with and into Franklin Growth Fund, a series of Franklin Custodian Funds, on or about February 7, 2020, but may be delayed if unforeseen circumstances arise. Effective at the close of market on August 27, 2019, the Fund closed to new investors, with limited exceptions. Existing shareholders can continue to invest in the Fund. After the close of market on or about February 5, 2020, the Fund will not accept any additional purchases or exchanges. The Fund reserves the right to change this policy at any time.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation by investing, under normal market conditions, at least 80% of its net assets in U.S. equity securities. The Fund invests primarily to predominantly in equity securities of large-capitalization companies, which are similar in size to those in the Standard & Poor’s 500 Index (S&P 500).

Performance Overview

The Fund’s Class A shares posted a +2.77% cumulative total return for the six months under review. In comparison, the S&P 500, which tracks the broad U.S. stock market, posted a +4.16% total return.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 13.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

We are research-driven, bottom-up fundamental investors seeking companies that exhibit a combination of growth potential, quality and reasonable valuation. We assess growth potential by considering companies that we believe

Portfolio Composition

Based on Total Net Assets as of 10/31/19

are positioned for growth in revenue, earnings or assets. In assessing valuation, we consider whether security prices fully reflect the balance of the long-term growth prospects relative to business and financial risks. We place a particular emphasis on quality and assessing downside risk, believing that important attributes of quality include experienced and talented management teams, favorable competitive positioning, and financial strength reflected in metrics including profitability, free cash flow generation and returns on capital employed. This quality analysis generally includes our assessment of the potential impacts of any material

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 42.

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FRANKLIN SELECT U.S. EQUITY FUND

environmental, social and governance (ESG) factors on the long-term risk and return profile of a company. We generally use a team of analysts to help provide in-depth industry expertise and use both qualitative and quantitative analysis to evaluate companies.

Manager’s Discussion

During the six months under review, key sector contributors to the Fund’s absolute performance included information technology (IT), health care and utilities.

Within IT, our investments in Netherlands-based carrier and cloud-neutral colocation data center services provider Interxion Holding, electronic products manufacturer Apple and semiconductor company Applied Materials boosted absolute performance. Interxion benefited from favorable colocation demand trends, driven largely by cloud and content platform providers. Near period-end, the company announced its plan to merge with Digital Realty (not a Fund holding), pending approval by both companies’ shareholders.

In health care, U.K. pharmaceuticals firm AstraZeneca and medical technology products manufacturer Teleflex aided Fund performance. AstraZeneca reported robust second-and third-quarter 2019 earnings results and raised its sales guidance for two consecutive quarters, driving its shares to a record U.S. price. In our assessment, the company has a strong portfolio that is in the early stage of its life cycle, with adoption, indications and geographic expansion just beginning, and a pipeline that has several blockbuster candidates.

In the utilities sector, NextEra Energy, an electric power and energy infrastructure company, benefited from superior organic growth potential as well as modest value from expected investment opportunities related to future acquisitions. The company’s renewable energy goals and additional cost-cutting initiatives are slated to line up with a strengthened earnings-per-share plan to drive growth.

In contrast, key sector detractors from the Fund’s absolute performance included energy, consumer discretionary and industrials.

Within energy, our holdings in oil and gas exploration and production company Concho Resources and natural gas producer Cabot Oil & Gas hurt absolute results. Concho Resources’ share price plunged after the company reported mixed second-quarter 2019 earnings results and provided a downbeat oil-production guidance for the remainder of 2019. We think the stock was oversold on the news. Concho still possesses a solid balance sheet and hedges with strong growth potential, in our view. The company reported decent

Top 10 Holdings

10/31/19

Company Sector/Industry	% of Total Net Assets

Microsoft Corp.	4.4%
Information Technology

Amazon.com Inc.	4.2%
Consumer Discretionary

Alphabet Inc.	3.4%
Communication Services

Mastercard Inc.	3.2%
Information Technology

NextEra Energy Inc.	3.2%
Utilities

Analog Devices Inc.	2.9%
Information Technology

InterXion Holding NV	2.7%
Information Technology

AstraZeneca PLC	2.6%
Health Care

Apple Inc.	2.6%
Information Technology

Verisk Analytics Inc.	2.5%
Industrials

third-quarter results that we believe helped restore management’s credibility and give more credence to the company as a growth story with double-digit percentage oil volume growth and free cash flow potential in 2020. Cabot Oil & Gas reported solid second-quarter 2019 earnings results, but its shares declined due to a disappointing 2020 guidance. However, the company reported solid third-quarter results that, in our view, demonstrated its business model’s ability to generate free cash flow despite lower gas prices.

In consumer discretionary, our position in e-commerce and cloud computing services company Amazon.com hurt absolute results.

In the industrials sector, our position in Fortive, a diversified industrial conglomerate that designs, develops, manufactures and markets professional and engineered products, software and services, hindered Fund performance. Its shares declined after the company reported mixed second-and third-quarter 2019 results, with earnings exceeding consensus estimates and revenues missing estimates. In September, the company announced its intention to separate into two independent companies in the second half of 2020 by spinning off its transportation-related businesses, which include retail and commercial fueling, fleet management, and automotive service and repair solutions. We believe this

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FRANKLIN SELECT U.S. EQUITY FUND

separation makes a lot of sense, as it could potentially isolate the cyclicality of the retail fueling business.

Other key individual detractors from the Fund’s absolute performance included our holdings in research, development and medical device company ABIOMED and financial services firm Charles Schwab.

Thank you for your participation in Franklin Select U.S. Equity Fund. It has been a pleasure serving your investment needs.

Serena Perin Vinton, CFA Lead Portfolio Manager

Chris Anderson

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN SELECT U.S. EQUITY FUND

Performance Summary as of October 31, 2019

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 10/31/191

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]
A4

6-Month	+2.77%	-2.86%

1-Year	+13.72%	+7.47%

5-Year	+34.95%	+4.99%

10-Year	+177.49%	+10.12%

Advisor

6-Month	+2.90%	+2.90%

1-Year	+14.08%	+14.08%

5-Year	+36.73%	+6.46%

10-Year	+185.09%	+11.04%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 14 for Performance Summary footnotes.

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FRANKLIN SELECT U.S. EQUITY FUND

PERFORMANCE SUMMARY

Total Annual Operating Expenses5

Share Class	With Fee Waiver	Without Fee Waiver

A	1.27%	1.54%

Advisor	1.02%	1.29%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. The Fund may have investments in both growth and value stocks, or in stocks with characteristics of both. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. A value stock may not increase in price as anticipated by the investment manager if other investors fail to recognize the company’s value and bid up the price, the markets favor faster-growing companies, or the factors that the investment manager believes will increase the price of the security do not occur. Foreign securities involve special risks, including currency fluctuations and economic and political uncertainties. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction and a fee waiver associated with any investments it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 8/31/20. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 5.50%.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN SELECT U.S. EQUITY FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual		Hypothetical
		(actual return after expenses)		(5% annual return before expenses)
Share Class	Beginning Account Value 5/1/19	Ending Account Value 10/31/19	Expenses Paid During Period 5/1/19–10/31/191, [2]	Ending Account Value 10/31/19	Expenses Paid During Period 5/1/19–10/31/191, [2]	Net Annualized Expense Ratio[2]
A	$1,000	$1,027.70	$ 6.22	$1,019.00	$6.19	1.22%
C	$1,000	$1,023.60	$10.02	$1,015.23	$9.98	1.97%
R	$1,000	$1,026.30	$ 7.49	$1,017.75	$7.46	1.47%
R6	$1,000	$1,029.50	$ 4.39	$1,020.81	$4.37	0.86%
Advisor	$1,000	$1,029.00	$ 4.95	$1,020.26	$4.93	0.97%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/366 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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Franklin Small Cap Growth Fund

This semiannual report for Franklin Small Cap Growth Fund covers the period ended October 31, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital growth by investing, under normal market conditions, at least 80% of its net assets in the equity securities of small-cap companies, which for this Fund are those with market capitalizations not exceeding $1.5 billion or that of the highest market capitalization in the Russell 2000® Index, whichever is greater, at the time of purchase.1

Performance Overview

The Fund’s Class A shares posted a +0.05% cumulative total return for the six months under review. In comparison, the Russell 2000® Growth Index, which measures performance of those Russell 2000® Index companies with relatively higher price-to-book ratios and higher forecasted growth rates, posted a -1.73% total return.2 The Standard & Poor’s 500 Index (S&P 500), which tracks the broad U.S. stock market, posted a +4.16% total return.2 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 19.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry. We define quality companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced

Portfolio Composition

Based on Total Net Assets as of 10/31/19

and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

Manager’s Discussion

During the six months under review, key contributors to the Fund’s performance relative to the Russell 2000® Growth

1. The Russell 2000 Index is market capitalization weighted and measures performance of the 2,000 smallest companies in the Russell 3000 Index, which represent a small amount of the total market capitalization of the Russell 3000 Index.

2. Source: Morningstar.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 49.

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FRANKLIN SMALL CAP GROWTH FUND

Index included stock selection and an underweighting in the health care sector and stock selection in the consumer discretionary and financials sectors.

Within health care, our investments in clinical stage biopharmaceutical firm Reata Pharmaceuticals, biotechnology company Iovance Biotherapeutics and cancer-focused biopharmaceutical company Array BioPharma (not held at period-end) boosted relative results. Reata Pharmaceuticals’ share price surged after the company announced positive results for a clinical trial for omaveloxolone, a treatment for neuromuscular disorder Friedreich’s ataxia. Iovance Biotherapeutics’ share price shot up following promising data from clinical studies of experimental treatments for cervical cancer and melanoma. Array BioPharma was acquired by pharmaceuticals firm Pfizer (not a Fund holding) for a significant premium over the preannouncement stock closing price.

In the consumer discretionary sector, our holdings in residential property construction and developer M/I Homes (not part of the index) and furniture manufacturer RH aided relative results.

Within financials, our position in PRA Group (not part of the index), which engages in the purchase, collection and management of portfolios of defaulted consumer receivables, enhanced relative returns.

In contrast, key detractors from the Fund’s relative performance included stock selection in the industrials and information technology (IT) sectors and an overweighting and stock selection in the energy sector.

Within industrials, infrastructure solutions provider Granite Construction’s share price declined after the company reported weaker-than-expected second- and third-quarter 2019 earnings results, due to charges from within its heavy civil business. At period-end, we remain confident in the growth trajectory of the company’s other businesses and believe the company has enough liquidity to manage through the current challenges.

In the IT sector, our holdings in education technology firm 2U (not held at period-end; not part of the index), cloud-based internet security platform firm Zscaler and cloud-based technology learning platform company Pluralsight (not part of the index) hurt relative results. 2U’s share price declined as the company experienced broad challenges across its graduate- and short-course portfolios, including increased competition, regulatory uncertainty and delayed launches.

Top 10 Holdings

10/31/19

Company Sector/Industry	% of Total Net Assets

Reata Pharmaceuticals Inc.	2.0%
Health Care

Cubic Corp.	1.8%
Industrials

Allegiant Travel Co.	1.7%
Industrials

BWX Technologies Inc.	1.6%
Industrials

M/I Homes Inc.	1.6%
Consumer Discretionary

ManTech International Corp.	1.6%
Information Technology

Kennametal Inc.	1.5%
Industrials

Steven Madden Ltd.	1.4%
Consumer Discretionary

Univar Solutions Inc.	1.4%
Industrials

Mercury Systems Inc.	1.4%
Industrials

In energy, our position in oil and gas exploration and production company Callon Petroleum (not part of the index) hindered relative results.

Other key individual detractors included our position in At Home Group (not held at period-end), which operates home decor superstores. At Home Group’s share price fell after the company reported weaker-than-expected second-quarter 2019 earnings results and lowered its fiscal-year 2019 guidance.

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FRANKLIN SMALL CAP GROWTH FUND

Thank you for your continued participation in Franklin Small Cap Growth Fund. We look forward to serving your future investment needs.

Michael P. McCarthy, CFA Lead Portfolio Manager

Bradley T. Carris, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN SMALL CAP GROWTH FUND

Performance Summary as of October 31, 2019

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 10/31/191

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]
A4
6-Month	+0.05%	-5.46%

1-Year	+12.64%	+6.45%

5-Year	+56.52%	+8.15%

10-Year	+304.16%	+14.34%

Advisor
6-Month	+0.17%	+0.17%

1-Year	+12.87%	+12.87%

5-Year	+58.45%	+9.64%

10-Year	+315.66%	+15.31%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 20 for Performance Summary footnotes.

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FRANKLIN SMALL CAP GROWTH FUND

PERFORMANCE SUMMARY

Total Annual Operating Expenses5

Share Class	With Fee Waiver	Without Fee Waiver

A	1.07%	1.08%

Advisor	0.82%	0.83%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Smaller, midsized and relatively new or unseasoned companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. Historically, these securities have experienced more price volatility than larger-company stocks, especially over the short term. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. From time to time, the trading market for a particular security or type of security in which the Fund invests may become less liquid or even illiquid. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 8/31/20. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 5.50%.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN SMALL CAP GROWTH FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual		Hypothetical
		(actual return after expenses)		(5% annual return before expenses)
Share Class	Beginning Account Value 5/1/19	Ending Account Value 10/31/19	Expenses Paid During Period 5/1/19–10/31/191, [2]	Ending Account Value 10/31/19	Expenses Paid During Period 5/1/19–10/31/191, [2]	Net Annualized Expense Ratio[2]
A	$1,000	$1,000.50	$5.33	$1,019.81	$5.38	1.06%
C	$1,000	$ 997.10	$9.09	$1,016.04	$9.17	1.81%
R	$1,000	$ 999.50	$6.58	$1,018.55	$6.65	1.31%
R6	$1,000	$1,002.50	$3.22	$1,021.92	$3.25	0.64%
Advisor	$1,000	$1,001.70	$4.08	$1,021.06	$4.12	0.81%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/366 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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Franklin Small-Mid Cap Growth Fund

This semiannual report for Franklin Small-Mid Cap Growth Fund covers the period ended October 31, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital growth by investing, under normal market conditions, at least 80% of its net assets in the equity securities of small-cap and mid-cap companies. The Fund defines small-cap companies as those within the market capitalization range of companies in the Russell 2500™ Index at the time of purchase, and mid-cap companies as those within the market capitalization range of the Russell Midcap® Index, at the time of purchase.1

Performance Overview

The Fund’s Class A shares posted a -1.48% cumulative total return for the six months under review. In comparison, the Russell Midcap® Growth Index, which measures performance of those Russell Midcap® Index companies with relatively higher price-to-book ratios and higher forecasted growth rates, posted a +2.04% total return.2 Also in comparison, the Standard & Poor’s 500 Index (S&P 500), which tracks the broad U.S. stock market, posted a +4.16% total return.2 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 25.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

We use fundamental, bottom-up research to seek companies meeting our criteria of growth potential, quality and valuation. In seeking sustainable growth characteristics, we look for companies we believe can produce sustainable earnings and cash flow growth, evaluating the long-term market opportunity and competitive structure of an industry to target leaders and emerging leaders. We define quality

Portfolio Composition

Based on Total Net Assets as of 10/31/19

companies as those with strong and improving competitive positions in attractive markets. We also believe important attributes of quality are experienced and talented management teams as well as financial strength reflected in the capital structure, gross and operating margins, free cash flow generation and returns on capital employed. Our valuation analysis includes a range of potential outcomes based on an assessment of multiple scenarios. In assessing value, we consider whether security prices fully reflect the balance of the sustainable growth opportunities relative to business and financial risks.

1. The Russell 2500 Index is market capitalization weighted and measures performance of the 2,500 smallest companies in the Russell 3000 Index, which represent a modest amount of the Russell 3000 Index’s total market capitalization. The Russell Midcap Index is market capitalization weighted and measures performance of the smallest companies in the Russell 1000 Index, which represent a modest amount of the Russell 1000 Index’s total market capitalization.

2. Source: Morningstar.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 58.

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FRANKLIN SMALL-MID CAP GROWTH FUND

Manager’s Discussion

During the six months under review, the information technology (IT) sector was the largest detractor from absolute performance, outweighing contributions posted by a majority of sectors represented in the Fund’s portfolio. Relative to the Russell Midcap® Growth Index, key detractors from the Fund’s performance included stock selection in the IT, consumer discretionary and industrials sectors.

In IT, 2U and New Relic (both not held at period-end) significantly detracted from relative performance. 2U provides online platforms for university-affiliated graduate degree programs as well as shorter, skills-building courses. Its share price declined as the company experienced broad challenges across its graduate- and short-course portfolios, including increased competition, regulatory uncertainty and delayed launches. Shares of New Relic, a cloud-based data storage and analytics company, declined following lower-than-expected sales figures for 2019’s second quarter. Management cited the launch of a new data analysis platform and a reorganization of its sales teams as reasons for the poor performance. Guidance for sales and cash flow for the remainder of its 2020 fiscal year also came in below expectations.

In consumer discretionary, non-profit postsecondary education services provider Grand Canyon Education hurt relative results.

In industrials, ride-sharing service Lyft was a relative detractor.

Elsewhere, medical device company ABIOMED (not held at period-end) also detracted from relative results as the company was forced to cut its guidance when a U.S. Food and Drug Administration letter issued in February 2019 incorrectly addressed the safety of the Impella PR heart pump.

In contrast, stock selection in financials, stock selection and an underweight in communication services, and stock selection in consumer staples contributed to relative performance.

In financials, electronic trading platform provider MarketAxess Holdings boosted relative results as the company benefited from the continued shift toward digitization of fixed-income trading. Increased uncertainty and volatility in the broader market drove an increase in trading activity, which also boosted the company’s share price. In particular, international trading volumes rose, as the number of global bonds with negative yields resulted in higher demand for U.S. bonds.

Top 10 Holdings

10/31/19

Company Sector/Industry	% of Total Net Assets

CoStar Group Inc.	2.0%
Industrials

SBA Communications Corp.	1.9%
Real Estate

Verisk Analytics Inc.	1.9%
Industrials

IDEXX Laboratories Inc.	1.7%
Health Care

MSCI Inc.	1.7%
Financials

Global Payments Inc.	1.7%
Information Technology

MarketAxess Holdings Inc.	1.6%
Financials

IDEX Corp.	1.6%
Industrials

IAC/InterActiveCorp	1.5%
Communication Services

GoDaddy Inc.	1.5%
Information Technology

In communication services, the Fund’s lack of positions in several large, poorly-performing companies helped relative results.

In consumer staples, potato producer and processor Lamb Weston Holdings contributed to relative results.

Elsewhere, off-benchmark positions in clinical stage biopharmaceutical firm Reata Pharmaceuticals and cancer-focused biopharmaceutical company Array BioPharma (not held at period-end) also benefited relative performance. Reata Pharmaceuticals’ share price surged after the company announced positive results for a clinical trial for omaveloxolone, a treatment for neuromuscular disorder Friedreich’s ataxia. Array BioPharma was acquired by pharmaceuticals firm Pfizer (not a Fund holding) for a significant premium over the preannouncement stock closing price.

franklintempleton.com	Semiannual Report	23

FRANKLIN SMALL-MID CAP GROWTH FUND

Thank you for your continued participation in Franklin Small-Mid Cap Growth Fund. We look forward to serving your future investment needs.

John P. Scandalios

Michael P. McCarthy, CFA

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN SMALL-MID CAP GROWTH FUND

Performance Summary as of October 31, 2019

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 10/31/191

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]
A4
6-Month	-1.48%	-6.89%

1-Year	+15.47%	+9.13%

5-Year	+49.31%	+7.13%

10-Year	+227.02%	+11.94%

Advisor
6-Month	-1.36%	-1.36%

1-Year	+15.69%	+15.69%

5-Year	+51.12%	+8.61%

10-Year	+235.27%	+12.86%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 26 for Performance Summary footnotes.

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FRANKLIN SMALL-MID CAP GROWTH FUND

PERFORMANCE SUMMARY

Total Annual Operating Expenses5

Share Class	With Fee Waiver	Without Fee Waiver

A	0.91%	0.92%

Advisor	0.66%	0.67%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Growth stock prices reflect projections of future earnings or revenues, and can, therefore, fall dramatically if the company fails to meet those projections. Smaller, midsized and relatively new or unseasoned companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. Historically, these securities have experienced more price volatility than larger-company stocks, especially over the short term. To the extent the Fund focuses on particular countries, regions, industries, sectors or types of investment from time to time, it may be subject to greater risks of adverse developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments. From time to time, the trading market for a particular security or type of security in which the Fund invests may become less liquid or even illiquid. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 8/31/20. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 5.50%.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

26	Semiannual Report	franklintempleton.com

FRANKLIN SMALL-MID CAP GROWTH FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual		Hypothetical
		(actual return after expenses)		(5% annual return before expenses)
Share Class	Beginning Account Value 5/1/19	Ending Account Value 10/31/19	Expenses Paid During Period 5/1/19–10/31/191, [2]	Ending Account Value 10/31/19	Expenses Paid During Period 5/1/19–10/31/191, [2]	Net Annualized Expense Ratio[2]
A	$1,000	$985.20	$4.39	$1,020.71	$4.47	0.88%
C	$1,000	$981.60	$8.12	$1,016.94	$8.26	1.63%
R	$1,000	$984.00	$5.59	$1,019.51	$5.69	1.12%
R6	$1,000	$987.10	$2.40	$1,022.72	$2.44	0.48%
Advisor	$1,000	$986.40	$3.15	$1,021.97	$3.20	0.63%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/366 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

franklintempleton.com	Semiannual Report	27

FRANKLIN STRATEGIC SERIES

Financial Highlights

Franklin Growth Opportunities Fund

	Six Months Ended October 31, 2019 (unaudited)		Year Ended April 30,
			2019	2018	2017	2016	2015

Class A

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$39.57		$38.58	$34.81	$30.40	$33.13	$28.48

Income from investment operations[a]:

Net investment income (loss)[b]	(0.07)		(0.13)	(0.10)	(0.09)	(0.19)	(0.19)

Net realized and unrealized gains (losses)	0.36		5.29	7.03	5.14	(1.88)	5.50

Total from investment operations	0.29		5.16	6.93	5.05	(2.07)	5.31

Less distributions from:

Net realized gains	—		(4.17)	(3.16)	(0.64)	(0.66)	(0.66)

Net asset value, end of period	$39.86		$39.57	$38.58	$34.81	$30.40	$33.13

Total return[c]	0.73%		15.91%	20.43%	16.88%	(6.36)%	18.87%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.95%		0.94%	1.02%	1.05%	1.11%	1.18%

Expenses net of waiver and payments by affiliates	0.95%	[e,f]	0.94% [e,f]	0.99% [e]	0.97% [e]	1.10%	1.18% [f]

Net investment income (loss)	(0.33)%		(0.32)%	(0.27)%	(0.30)%	(0.58)%	(0.59)%

Supplemental data

Net assets, end of period (000’s)	$2,789,241		$2,819,007	$2,428,175	$2,272,831	$548,871	$457,619

Portfolio turnover rate	10.75%		24.21%	22.68%	47.75%	25.56%	40.64%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

28	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Growth Opportunities Fund (continued)

	Six Months Ended October 31, 2019 (unaudited)		Year Ended April 30,
			2019	2018	2017	2016	2015

Class C

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$32.47		$32.67	$30.12	$26.59	$29.27	$25.41

Income from investment operations[a]:

Net investment income (loss)[b]	(0.18)		(0.35)	(0.33)	(0.29)	(0.37)	(0.36)

Net realized and unrealized gains (losses)	0.30		4.32	6.04	4.46	(1.65)	4.88

Total from investment operations	0.12		3.97	5.71	4.17	(2.02)	4.52

Less distributions from:

Net realized gains	—		(4.17)	(3.16)	(0.64)	(0.66)	(0.66)

Net asset value, end of period	$32.59		$32.47	$32.67	$30.12	$26.59	$29.27

Total return[c]	0.37%		15.10%	19.53%	15.98%	(7.03)%	18.04%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	1.70%		1.69%	1.77%	1.80%	1.85%	1.88%

Expenses net of waiver and payments by affiliates	1.70%	[e,f]	1.69% [e,f]	1.74% [e]	1.72% [e]	1.84%	1.88% [f]

Net investment income (loss)	(1.08)%		(1.07)%	(1.02)%	(1.05)%	(1.32)%	(1.29)%

Supplemental data

Net assets, end of period (000’s)	$216,250		$244,574	$400,295	$390,123	$137,882	$110,513

Portfolio turnover rate	10.75%		24.21%	22.68%	47.75%	25.56%	40.64%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	29

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Growth Opportunities Fund (continued)

	Six Months Ended October 31, 2019 (unaudited)		Year Ended April 30,
			2019	2018	2017	2016	2015

Class R

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$37.57		$36.93	$33.52	$29.37	$32.10	$27.67

Income from investment operations[a]:

Net investment income (loss)[b]	(0.11)		(0.21)	(0.18)	(0.17)	(0.26)	(0.24)

Net realized and unrealized gains (losses)	0.34		5.02	6.75	4.96	(1.81)	5.33

Total from investment operations	0.23		4.81	6.57	4.79	(2.07)	5.09

Less distributions from:

Net realized gains	—		(4.17)	(3.16)	(0.64)	(0.66)	(0.66)

Net asset value, end of period	$37.80		$37.57	$36.93	$33.52	$29.37	$32.10

Total return[c]	0.61%		15.66%	20.14%	16.62%	(6.60)%	18.63%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	1.20%		1.19%	1.27%	1.30%	1.35%	1.38%

Expenses net of waiver and payments by affiliates	1.20%	[e,f]	1.19% [e,f]	1.24% [e]	1.22% [e]	1.34%	1.38% [f]

Net investment income (loss)	(0.58)%		(0.57)%	(0.52)%	(0.55)%	(0.82)%	(0.79)%

Supplemental data

Net assets, end of period (000’s)	$33,409		$37,105	$36,582	$50,429	$39,786	$48,266

Portfolio turnover rate	10.75%		24.21%	22.68%	47.75%	25.56%	40.64%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

30	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Growth Opportunities Fund (continued)

	Six Months Ended October 31, 2019 (unaudited)		Year Ended April 30,
			2019		2018		2017		2016	2015

Class R6

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$43.42		$41.78		$37.30		$32.39		$35.09	$29.98

Income from investment operations[a]:

Net investment income (loss)[b]	0.01		0.01		0.07		0.05		(0.05)	(0.03)

Net realized and unrealized gains (losses)	0.40		5.80		7.57		5.50		(1.99)	5.80

Total from investment operations	0.41		5.81		7.64		5.55		(2.04)	5.77

Less distributions from:

Net realized gains	—		(4.17)		(3.16)		(0.64)		(0.66)	(0.66)

Net asset value, end of period	$43.83		$43.42		$41.78		$37.30		$32.39	$35.09

Total return[c]	0.94%		16.26%		20.98%		17.42%		(5.94)%	19.47%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.59%		0.59%		0.58%		0.59%		0.67%	0.68%

Expenses net of waiver and payments by affiliates	0.59%	[e,f]	0.58%	[e]	0.55%	[e]	0.51%	[e]	0.66%	0.68% [f]

Net investment income (loss)	0.03%		0.04%		0.17%		0.16%		(0.14)%	(0.09)%

Supplemental data

Net assets, end of period (000’s)	$384,159		$418,174		$369,688		$291,825		$235,620	$246,911

Portfolio turnover rate	10.75%		24.21%		22.68%		47.75%		25.56%	40.64%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	31

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Growth Opportunities Fund (continued)

	Six Months Ended October 31, 2019 (unaudited)		Year Ended April 30,
			2019	2018	2017	2016	2015

Advisor Class

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$42.87		$41.34	$37.02	$32.20	$34.96	$29.93

Income from investment operations[a]:

Net investment income (loss)[b]	(0.02)		(0.03)	(0.01)	(0.02)	(0.11)	(0.10)

Net realized and unrealized gains (losses)	0.39		5.73	7.49	5.48	(1.99)	5.79

Total from investment operations	0.37		5.70	7.48	5.46	(2.10)	5.69

Less distributions from:

Net realized gains	—		(4.17)	(3.16)	(0.64)	(0.66)	(0.66)

Net asset value, end of period	$43.24		$42.87	$41.34	$37.02	$32.20	$34.96

Total return[c]	0.86%		16.16%	20.71%	17.21%	(6.11)%	19.23%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.70%		0.69%	0.77%	0.80%	0.85%	0.88%

Expenses net of waiver and payments by affiliates	0.70%	[e,f]	0.69% [e,f]	0.74% [e]	0.72% [e]	0.84%	0.88% [f]

Net investment income (loss)	(0.08)%		(0.07)%	(0.02)%	(0.05)%	(0.32)%	(0.29)%

Supplemental data

Net assets, end of period (000’s)	$488,064		$506,964	$583,509	$537,193	$256,377	$269,887

Portfolio turnover rate	10.75%		24.21%	22.68%	47.75%	25.56%	40.64%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

32	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

Statement of Investments, October 31, 2019 (unaudited)

Franklin Growth Opportunities Fund

	Country	Shares	Value

Common Stocks 96.4%
Communication Services 6.7%
[a] Alphabet Inc., C	United States	100,358	$126,462,119
[a] Facebook Inc., A	United States	151,743	29,081,546
[a] Liberty Broadband Corp., C	United States	356,818	42,129,501
[a] Netflix Inc.	United States	90,227	25,932,142
[a] Pinterest Inc., A	United States	252,500	6,347,850
The Walt Disney Co.	United States	254,576	33,074,514

			263,027,672

Consumer Discretionary 10.1%
[a] Amazon.com Inc.	United States	159,953	284,182,097
Aptiv PLC	United States	295,903	26,498,114
[a] Chipotle Mexican Grill Inc.	United States	18,164	14,134,498
Levi Strauss & Co., A	United States	833,386	14,850,939
NIKE Inc., B	United States	199,306	17,847,852
[a,b] Peloton Interactive Inc. A	United States	663,400	15,835,358
[a] Under Armour Inc., A	United States	975,314	20,140,234

			393,489,092

Consumer Staples 3.0%
Constellation Brands Inc., A	United States	189,271	36,023,949
Lamb Weston Holdings Inc.	United States	558,234	43,564,581
[a] Monster Beverage Corp.	United States	352,068	19,761,577
[a] Nomad Foods Ltd.	United Kingdom	959,344	18,716,802

			118,066,909

Energy 0.6%
Diamondback Energy Inc.	United States	274,301	23,524,054

Financials 6.3%
The Charles Schwab Corp.	United States	714,275	29,078,135
Intercontinental Exchange Inc.	United States	573,935	54,133,549
MarketAxess Holdings Inc.	United States	110,073	40,571,807
MSCI Inc.	United States	279,833	65,637,629
S&P Global Inc.	United States	227,424	58,673,118

			248,094,238

Health Care 16.7%
AstraZeneca PLC, ADR	United Kingdom	310,659	15,231,611
[a] Edwards Lifesciences Corp.	United States	288,115	68,680,854
[a] Elanco Animal Health Inc.	United States	373,022	10,079,054
[a] Guardant Health Inc.	United States	259,017	18,001,682
[a] GW Pharmaceuticals PLC, ADR	United Kingdom	298,788	39,983,810
[a] Heron Therapeutics Inc.	United States	2,669,546	56,727,853
[a] IDEXX Laboratories Inc.	United States	120,554	34,359,096
[a] Illumina Inc.	United States	111,581	32,974,417
[a] Intuitive Surgical Inc.	United States	69,742	38,563,839
[a] Nevro Corp.	United States	492,387	42,443,759
[a] PTC Therapeutics Inc.	United States	582,961	23,837,275
[a] Reata Pharmaceuticals Inc.	United States	198,956	41,000,852
[a] Sage Therapeutics Inc.	United States	189,601	25,719,376

franklintempleton.com	Semiannual Report	33

FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Growth Opportunities Fund (continued)

	Country	Shares	Value

Common Stocks (continued)
Health Care (continued)
[a,b] SmileDirectClub Inc., A	United States	947,498	$11,080,989
UnitedHealth Group Inc.	United States	309,579	78,230,613
[a] Veeva Systems Inc.	United States	396,044	56,170,921
West Pharmaceutical Services Inc.	United States	419,011	60,270,542

			653,356,543

Industrials 11.0%
The Boeing Co.	United States	98,253	33,397,177
[a] CoStar Group Inc.	United States	173,822	95,518,665
Honeywell International Inc.	United States	220,100	38,017,873
[a] IHS Markit Ltd.	United States	636,224	44,548,405
Raytheon Co.	United States	284,676	60,411,094
Roper Technologies Inc.	United States	128,568	43,322,273
Stanley Black & Decker Inc.	United States	170,015	25,728,370
[a] Univar Solutions Inc.	United States	950,507	20,397,880
Verisk Analytics Inc.	United States	475,500	68,804,850

			430,146,587

Information Technology 37.6%
[a] Adobe Inc.	United States	289,002	80,322,326
Analog Devices Inc.	United States	288,071	30,717,011
Apple Inc.	United States	441,508	109,829,530
[a] Autodesk Inc.	United States	150,687	22,205,236
[a] Black Knight Inc.	United States	328,967	21,119,681
[a] CloudFlare Inc., A	United States	538,600	9,070,024
[a] Fiserv Inc.	United States	326,248	34,627,963
[a] Guidewire Software Inc.	United States	202,085	22,783,063
[a] InterXion Holding NV	Netherlands	563,175	49,683,299
Intuit Inc.	United States	73,846	19,015,345
[a,c,d] LegalZoom.com Inc.	United States	1,673,284	19,343,163
Mastercard Inc., A	United States	770,242	213,210,688
Microsoft Corp.	United States	1,566,958	224,654,768
Monolithic Power Systems	United States	238,216	35,713,343
NVIDIA Corp.	United States	172,870	34,750,327
[a] PayPal Holdings Inc.	United States	439,183	45,718,950
[a] Pluralsight Inc., A	United States	462,013	8,353,195
[a] PTC Inc.	United States	295,541	19,774,648
[a] salesforce.com Inc.	United States	258,798	40,499,299
[a] ServiceNow Inc.	United States	411,296	101,697,049
[a] Twilio Inc., A	United States	385,850	37,257,676
[a] Tyler Technologies Inc.	United States	97,251	26,113,839
Visa Inc., A	United States	970,899	173,654,995
[a] Workday Inc., A	United States	137,191	22,246,893
Xilinx Inc.	United States	327,669	29,732,685
[a] Zendesk Inc.	United States	522,791	36,935,184

			1,469,030,180

Materials 0.5%
[a] Ingevity Corp.	United States	230,041	19,371,753

34	Semiannual Report	franklintempleton.com

FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Growth Opportunities Fund (continued)

	Country	Shares	Value

Common Stocks (continued)
Real Estate 3.9%
American Tower Corp.	United States	173,495	$37,835,790
SBA Communications Corp., A	United States	472,242	113,645,037

			151,480,827

Total Common Stocks (Cost $1,892,593,642)			3,769,587,855

Preferred Stocks 3.6%
Communication Services 0.1%
[a,c,d] Tanium Inc., pfd., G	United States	805,800	5,565,263

Consumer Discretionary 1.9%
[a,c,d] ClearMotion Inc., pfd., C	United States	2,610,594	9,016,731
[a,c,d] ClearMotion Inc., pfd., D	United States	3,698,772	13,425,684
[a,c,d] Proterra Inc., pfd., 5, 144A	United States	2,362,202	20,249,183
[a,c,d] Proterra Inc., pfd., 6, 144A	United States	596,775	5,115,653
[a,c,d] Proterra Inc., pfd., 7	United States	780,667	6,692,005
[a,c,d] Proterra Inc., pfd., 8	United States	289,016	2,477,493
[a,c,d] Sweetgreen Inc., pfd., H	United States	928,488	14,450,552
[a,c,d] Sweetgreen Inc., pfd., I	United States	100,835	1,753,299

			73,180,600

Financials 0.4%
[a,c,d] Bill.com, pfd., H	United States	1,624,999	15,820,859

Health Care 0.3%
[a,c,d] Tempus Labs Inc., pfd., F	United States	504,854	12,499,983

Industrials 0.8%
[a,c,d] Optoro Inc., pfd., E	United States	509,182	12,614,393
[a,c,d] Wheels Up Partners LLC, pfd., D	United States	5,028,735	17,297,043

			29,911,436

Information Technology 0.1%
[a,c,d] GitLab Inc., pfd., E	United States	201,294	3,749,986

Total Preferred Stocks (Cost $112,896,675)			140,728,127

Total Investments before Short Term Investments (Cost $2,005,490,317)			3,910,315,982

Short Term Investments 0.6%

Money Market Funds (Cost $8,229,451) 0.2%
[e,f] Institutional Fiduciary Trust Money Market Portfolio, 1.56%	United States	8,229,451	8,229,451

franklintempleton.com	Semiannual Report	35

FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Growth Opportunities Fund (continued)

	Country	Shares	Value

Short Term Investments (continued)

[g] Investments from Cash Collateral Received for Loaned Securities (Cost $15,554,345) 0.4%
Money Market Funds 0.4%
[e,f] Institutional Fiduciary Trust Money Market Portfolio, 1.56%	United States	15,554,345	$15,554,345

Total Investments (Cost $2,029,274,113) 100.6%			3,934,099,778
Other Assets, less Liabilities (0.6)%			(22,976,318)

Net Assets 100.0%			$3,911,123,460

See Abbreviations on page 87.

aNon-income producing.

bA portion or all of the security is on loan at October 31, 2019. See Note 1(c).

cFair valued using significant unobservable inputs. See Note 11 regarding fair value measurements.

dSee Note 7 regarding restricted securities.

eSee Note 3(f) regarding investments in affiliated management investment companies.

fThe rate shown is the annualized seven-day effective yield at period end.

gSee Note 1(c) regarding securities on loan.

36	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

Financial Highlights

Franklin Select U.S. Equity Fund

	Six Months Ended October 31, 2019 (unaudited)		Year Ended April 30,
			2019	2018		2017		2016	2015

Class A

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$15.51		$16.32	$15.20		$13.12		$15.29	$13.38

Income from investment operations[a]:

Net investment income (loss)[b]	(0.02)		(0.04)	(0.04)		(0.01)		0.07 [c]	(0.01)

Net realized and unrealized gains (losses)	0.45		1.41	1.16		2.09		(1.83)	2.23

Total from investment operations	0.43		1.37	1.12		2.08		(1.76)	2.22

Less distributions from:

Net investment income	—		—	—		—		(0.06)	—

Net realized gains	—		(2.18)	—		—		(0.35)	(0.31)

Total distributions	—		(2.18)	—		—		(0.41)	(0.31)

Net asset value, end of period	$15.94		$15.51	$16.32		$15.20		$13.12	$15.29

Total return[d]	2.77%		10.72%	7.37%		15.85%		(11.70)%	16.84%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	1.52%		1.51%	1.54%		1.47%		1.46%	1.54%

Expenses net of waiver and payments by affiliates	1.22%	[f]	1.23% [f]	1.25%	[f]	1.24%	[f]	1.25%	1.28%

Net investment income (loss)	(0.22)%		(0.22)%	(0.25)%		(0.04)%		0.48% [c]	(0.07)%

Supplemental data

Net assets, end of period (000’s)	$73,558		$77,230	$65,565		$77,733		$100,483	$92,612

Portfolio turnover rate	—%		4.79%	93.43%		17.45%		35.56%	25.55%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.02%.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	37

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Select U.S. Equity Fund (continued)

	Six Months Ended October 31, 2019 (unaudited)		Year Ended April 30,
			2019	2018		2017		2016	2015

Class C

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$14.40		$15.42	$14.46		$12.58		$14.73	$12.98

Income from investment operations[a]:

Net investment income (loss)[b]	(0.07)		(0.15)	(0.15)		(0.10)		(0.04)[c]	(0.11)

Net realized and unrealized gains (losses)	0.41		1.31	1.11		1.98		(1.76)	2.17

Total from investment operations	0.34		1.16	0.96		1.88		(1.80)	2.06

Less distributions from:

Net realized gains	—		(2.18)	—		—		(0.35)	(0.31)

Net asset value, end of period	$14.74		$14.40	$15.42		$14.46		$12.58	$14.73

Total return[d]	2.36%		9.95%	6.64%		14.94%		(12.31)%	16.12%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	2.27%		2.26%	2.29%		2.21%		2.20%	2.24%

Expenses net of waiver and payments by affiliates	1.97%	[f]	1.98% [f]	2.00%	[f]	1.98%	[f]	1.99%	1.98%

Net investment income (loss)	(0.97)%		(0.97)%	(1.00)%		(0.78)%		(0.26)% [c]	(0.77)%

Supplemental data

Net assets, end of period (000’s)	$13,465		$15,702	$18,103		$20,341		$25,119	$18,758

Portfolio turnover rate	—%		4.79%	93.43%		17.45%		35.56%	25.55%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.72)%.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

fBenefit of expense reduction rounds to less than 0.01%.

38	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Select U.S. Equity Fund (continued)

	Six Months Ended October 31, 2019 (unaudited)		Year Ended April 30,
			2019	2018	2017		2016	2015

Class R

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$15.21		$16.08	$15.01	$12.98		$15.15	$13.28

Income from investment operations[a]:

Net investment income (loss)[b]	(0.04)		(0.08)	(0.06)	(0.03)		0.03 [c]	(0.04)

Net realized and unrealized gains (losses)	0.44		1.39	1.13	2.06		(1.81)	2.22

Total from investment operations	0.40		1.31	1.07	2.03		(1.78)	2.18

Less distributions from:

Net investment income	—		—	—	—		(0.04)	—

Net realized gains	—		(2.18)	—	—		(0.35)	(0.31)

Total distributions	—		(2.18)	—	—		(0.39)	(0.31)

Net asset value, end of period	$15.61		$15.21	$16.08	$15.01		$12.98	$15.15

Total return[d]	2.63%		10.50%	7.13%	15.64%		(11.91)%	16.66%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	1.77%		1.78%	1.70%	1.64%		1.69%	1.74%

Expenses net of waiver and payments by affiliates	1.47%	[f]	1.50% [f]	1.41%[f]	1.41%	[f]	1.48%	1.48%

Net investment income (loss)	(0.47)%		(0.49)%	(0.41)%	(0.21)%		0.25% [c]	(0.27)%

Supplemental data

Net assets, end of period (000’s)	$149		$144	$137	$166		$273	$169

Portfolio turnover rate	—%		4.79%	93.43%	17.45%		35.56%	25.55%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.21)%.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

fBenefit of expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	39

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Select U.S. Equity Fund (continued)

	Six Months Ended October 31, 2019 (unaudited)		Year Ended April 30,
			2019	2018		2017		2016	2015

Class R6

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$15.93		$16.64	$15.44		$13.27		$15.46	$13.49

Income from investment operations[a]:

Net investment income[b]	0.01		0.02	0.11		0.05		0.12 [c]	0.05

Net realized and unrealized gains (losses)	0.46		1.45	1.09		2.12		(1.85)	2.27

Total from investment operations	0.47		1.47	1.20		2.17		(1.73)	2.32

Less distributions from:

Net investment income	—		—	—		—		(0.11)	(0.04)

Net realized gains	—		(2.18)	—		—		(0.35)	(0.31)

Total distributions	—		(2.18)	—		—		(0.46)	(0.35)

Net asset value, end of period	$16.40		$15.93	$16.64		$15.44		$13.27	$15.46

Total return[d]	2.95%		11.13%	7.77%		16.35%		(11.32)%	17.45%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	1.21%		1.22%	1.12%		1.06%		1.04%	1.09%

Expenses net of waiver and payments by affiliates	0.86%	[f]	0.87% [f]	0.84%	[f]	0.84%	[f]	0.85%	0.83%

Net investment income	0.14%		0.14%	0.16%		0.36%		0.88% [c]	0.38%

Supplemental data

Net assets, end of period (000’s)	$871		$971	$939		$20,401		$33,640	$25,739

Portfolio turnover rate	—%		4.79%	93.43%		17.45%		35.56%	25.55%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.42%.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

fBenefit of expense reduction rounds to less than 0.01%.

40	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Select U.S. Equity Fund (continued)

	Six Months Ended October 31, 2019 (unaudited)		Year Ended April 30,
			2019	2018		2017		2016	2015

Advisor Class

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$15.84		$16.57	$15.39		$13.25		$15.44	$13.48

Income from investment operations[a]:

Net investment income[b]	—	[c]	0.01	—	[c]	0.03		0.10 [d]	0.04

Net realized and unrealized gains (losses)	0.46		1.44	1.18		2.11		(1.85)	2.25

Total from investment operations	0.46		1.45	1.18		2.14		(1.75)	2.29

Less distributions from:

Net investment income	—		—	—		—		(0.09)	(0.02)

Net realized gains	—		(2.18)	—		—		(0.35)	(0.31)

Total distributions	—		(2.18)	—		—		(0.44)	(0.33)

Net asset value, end of period	$16.30		$15.84	$16.57		$15.39		$13.25	$15.44

Total return[e]	2.90%		11.06%	7.67%		16.15%		(11.45)%	17.25%

Ratios to average net assets[f]

Expenses before waiver and payments by affiliates	1.27%		1.26%	1.29%		1.22%		1.20%	1.24%

Expenses net of waiver and payments by affiliates	0.97%	[g]	0.98% [g]	1.00%	[g]	0.99%	[g]	0.99%	0.98%

Net investment income	0.03%		0.03%	—%	[h]	0.21%		0.74% [d]	0.23%

Supplemental data

Net assets, end of period (000’s)	$13,085		$28,668	$10,450		$13,077		$10,736	$9,914

Portfolio turnover rate	—%		4.79%	93.43%		17.45%		35.56%	25.55%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dNet investment income per share includes approximately $0.06 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.28%.

eTotal return is not annualized for periods less than one year.

fRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

gBenefit of expense reduction rounds to less than 0.01%.

hRounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	41

FRANKLIN STRATEGIC SERIES

Statement of Investments, October 31, 2019 (unaudited)

Franklin Select U.S. Equity Fund

	Country	Shares	Value

Common Stocks 98.8%
Communication Services 5.8%
[a] Alphabet Inc., A	United States	2,720	$3,423,936
The Walt Disney Co.	United States	18,570	2,412,614

			5,836,550

Consumer Discretionary 10.3%
[a] Alibaba Group Holding Ltd., ADR	China	13,610	2,404,479
[a] Amazon.com Inc.	United States	2,390	4,246,217
Aptiv PLC	United States	15,560	1,393,398
NIKE Inc., B	United States	26,420	2,365,911

			10,410,005

Consumer Staples 6.4%
Constellation Brands Inc., A	United States	8,000	1,522,640
Estee Lauder Cos. Inc., A	United States	9,220	1,717,410
Lamb Weston Holdings Inc.	United States	23,780	1,855,791
[a] Monster Beverage Corp.	United States	25,100	1,408,863

			6,504,704

Energy 1.7%
Cabot Oil & Gas Corp., A	United States	59,770	1,114,113
Concho Resources Inc.	United States	9,400	634,688

			1,748,801

Financials 9.4%
BlackRock Inc.	United States	5,270	2,433,159
The Charles Schwab Corp.	United States	51,960	2,115,292
Intercontinental Exchange Inc.	United States	26,160	2,467,411
S&P Global Inc.	United States	9,480	2,445,745

			9,461,607

Health Care 15.9%
[a] ABIOMED Inc.	United States	4,310	894,670
AstraZeneca PLC, ADR	United Kingdom	53,230	2,609,867
[a] Illumina Inc.	United States	5,460	1,613,539
[a] Mettler-Toledo International Inc.	United States	3,220	2,269,907
Stryker Corp.	United States	10,890	2,355,180
Teleflex Inc.	United States	6,950	2,414,500
UnitedHealth Group Inc.	United States	9,400	2,375,380
[a] Waters Corp.	United States	7,310	1,546,942

			16,079,985

Industrials 11.2%
BWX Technologies Inc.	United States	22,710	1,319,451
FedEx Corp.	United States	7,390	1,128,157
Fortive Corp.	United States	29,430	2,030,670
Raytheon Co.	United States	11,590	2,459,514
Republic Services Inc.	United States	21,200	1,855,212
Verisk Analytics Inc.	United States	17,790	2,574,213

			11,367,217

42	Semiannual Report	franklintempleton.com

    FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Select U.S. Equity Fund (continued)

	Country	Shares	Value

Common Stocks (continued)
Information Technology 30.0%
[a] Adyen NV	Netherlands	376	$263,941
Amphenol Corp., A	United States	16,340	1,639,392
Analog Devices Inc.	United States	27,400	2,921,662
Apple Inc.	United States	10,370	2,579,641
Applied Materials Inc.	United States	47,430	2,573,552
Cognex Corp.	United States	28,430	1,463,861
[a] InterXion Holding NV	Netherlands	30,740	2,711,883
Mastercard Inc., A	United States	11,860	3,282,966
Microsoft Corp.	United States	31,130	4,463,108
NVIDIA Corp.	United States	9,440	1,897,629
[a] salesforce.com Inc.	United States	14,280	2,234,677
[a] ServiceNow Inc.	United States	10,280	2,541,833
[a] Tyler Technologies Inc.	United States	6,420	1,723,898

			30,298,043

Materials 2.4%
Ecolab Inc.	United States	12,660	2,431,606

Real Estate 2.5%
SBA Communications Corp., A	United States	10,630	2,558,110

Utilities 3.2%
NextEra Energy Inc.	United States	13,710	3,267,641

Total Common Stocks (Cost $77,788,084)			99,964,269

Short Term Investments (Cost $556,102) 0.6%

Money Market Funds 0.6%
[b,c] Institutional Fiduciary Trust Money Market Portfolio, 1.56%	United States	556,102	556,102

Total Investments (Cost $78,344,186) 99.4%			100,520,371
Other Assets, less Liabilities 0.6%			607,072

Net Assets 100.0%			$101,127,443

See Abbreviations on page 87.

aNon-income producing.

bSee Note 3(f) regarding investments in affiliated management investment companies.

cThe rate shown is the annualized seven-day effective yield at period end.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	43

FRANKLIN STRATEGIC SERIES

Financial Highlights

Franklin Small Cap Growth Fund

	Six Months Ended October 31, 2019 (unaudited)		Year Ended April 30,
			2019	2018	2017		2016	2015

Class A

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$21.46		$23.01	$19.60	$16.37		$18.83	$18.20

Income from investment operations[a]:

Net investment income (loss)[b]	(0.05)		(0.15)	(0.13)	(0.11)		(0.08)	(0.12)

Net realized and unrealized gains (losses)	0.06		2.86	3.96	3.34		(2.03)	1.57

Total from investment operations	0.01		2.71	3.83	3.23		(2.11)	1.45

Less distributions from:

Net realized gains	—		(4.26)	(0.42)	—		(0.35)	(0.82)

Net asset value, end of period	$21.47		$21.46	$23.01	$19.60		$16.37	$18.83

Total return[c]	0.05%		16.06%	19.71%	19.73%		(11.28)%	8.34%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	1.07%		1.07%	1.11%	1.10%		1.13%	1.16%

Expenses net of waiver and payments by affiliates	1.06%	[e]	1.06% [e]	1.10% [e]	1.08%	[e]	1.11% [e]	1.16% [f]

Net investment income (loss)	(0.51)%		(0.68)%	(0.61)%	(0.61)%		(0.44)%	(0.66)%

Supplemental data

Net assets, end of period (000’s)	$722,016		$713,442	$665,251	$719,752		$792,072	$1,164,218

Portfolio turnover rate	14.53%		42.10%	29.82%	29.93%		43.99%	30.15%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

44	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Small Cap Growth Fund (continued)

	Six Months Ended October 31, 2019 (unaudited)	Year Ended April 30,
		2019	2018	2017		2016	2015

Class C

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$17.15	$19.41	$16.71	$14.07		$16.36	$16.03

Income from investment operations[a]:

Net investment income (loss)[b]	(0.11)	(0.28)	(0.25)	(0.21)		(0.18)	(0.22)

Net realized and unrealized gains (losses)	0.06	2.28	3.37	2.85		(1.76)	1.37

Total from investment operations	(0.05)	2.00	3.12	2.64		(1.94)	1.15

Less distributions from:

Net realized gains	—	(4.26)	(0.42)	—		(0.35)	(0.82)

Net asset value, end of period	$17.10	$17.15	$19.41	$16.71		$14.07	$16.36

Total return[c]	(0.29)%	15.31%	18.79%	18.76%		(11.95)%	7.58%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	1.82%	1.82%	1.86%	1.85%		1.88%	1.87%

Expenses net of waiver and payments by affiliates	1.81% [e]	1.81% [e]	1.85% [e]	1.83%	[e]	1.86% [e]	1.87% [f]

Net investment income (loss)	(1.26)%	(1.43)%	(1.36)%	(1.36)%		(1.19)%	(1.37)%

Supplemental data

Net assets, end of period (000’s)	$80,254	$90,513	$132,116	$142,539		$157,175	$225,105

Portfolio turnover rate	14.53%	42.10%	29.82%	29.93%		43.99%	30.15%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	45

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Small Cap Growth Fund (continued)

	Six Months Ended October 31, 2019 (unaudited)	Year Ended April 30,
		2019	2018	2017		2016	2015

Class R

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$20.15	$21.93	$18.74	$15.70		$18.11	$17.57

Income from investment operations[a]:

Net investment income (loss)[b]	(0.08)	(0.20)	(0.17)	(0.15)		(0.12)	(0.16)

Net realized and unrealized gains (losses)	0.07	2.68	3.78	3.19		(1.94)	1.52

Total from investment operations	(0.01)	2.48	3.61	3.04		(2.06)	1.36

Less distributions from:

Net realized gains	—	(4.26)	(0.42)	—		(0.35)	(0.82)

Net asset value, end of period	$20.14	$20.15	$21.93	$18.74		$15.70	$18.11

Total return[c]	(0.05)%	15.78%	19.37%	19.36%		(11.46)%	8.12%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	1.32%	1.32%	1.36%	1.35%		1.38%	1.37%

Expenses net of waiver and payments by affiliates	1.31% [e]	1.31% [e]	1.35% [e]	1.33%	[e]	1.36% [e]	1.37% [f]

Net investment income (loss)	(0.76)%	(0.93)%	(0.86)%	(0.86)%		(0.69)%	(0.87)%

Supplemental data

Net assets, end of period (000’s)	$64,848	$74,634	$71,398	$79,995		$79,929	$92,455

Portfolio turnover rate	14.53%	42.10%	29.82%	29.93%		43.99%	30.15%
aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

46	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Small Cap Growth Fund (continued)

	Six Months Ended October 31, 2019 (unaudited)		Year Ended April 30,
			2019	2018	2017		2016	2015

Class R6

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$23.73		$24.88	$21.06	$17.52		$20.02	$19.21

Income from investment operations[a]:

Net investment income (loss)[b]	(0.01)		(0.07)	(0.03)	(0.03)		0.01	(0.03)

Net realized and unrealized gains (losses)	0.07		3.18	4.27	3.57		(2.16)	1.66

Total from investment operations	0.06		3.11	4.24	3.54		(2.15)	1.63

Less distributions from:

Net realized gains	—		(4.26)	(0.42)	—		(0.35)	(0.82)

Net asset value, end of period	$23.79		$23.73	$24.88	$21.06		$17.52	$20.02

Total return[c]	0.25%		16.50%	20.23%	20.21%		(10.81)%	8.91%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.67%		0.67%	0.65%	0.63%		0.63%	0.66%

Expenses net of waiver and payments by affiliates	0.64%	[e]	0.64% [e]	0.63% [e]	0.61%	[e]	0.61% [e]	0.66% [f]

Net investment income (loss)	(0.09)%		(0.26)%	(0.14)%	(0.14)%		0.06%	(0.16)%

Supplemental data

Net assets, end of period (000’s)	$1,080,672		$1,084,442	$935,509	$858,972		$846,724	$844,293

Portfolio turnover rate	14.53%		42.10%	29.82%	29.93%		43.99%	30.15%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	47

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Small Cap Growth Fund (continued)

	Six Months Ended October 31, 2019 (unaudited)		Year Ended April 30,
			2019	2018	2017		2016	2015

Advisor Class

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$23.37		$24.61	$20.88	$17.41		$19.94	$19.17

Income from investment operations[a]:

Net investment income (loss)[b]	(0.03)		(0.10)	(0.08)	(0.07)		(0.04)	(0.07)

Net realized and unrealized gains (losses)	0.07		3.12	4.23	3.54		(2.14)	1.66

Total from investment operations	0.04		3.02	4.15	3.47		(2.18)	1.59

Less distributions from:

Net realized gains	—		(4.26)	(0.42)	—		(0.35)	(0.82)

Net asset value, end of period	$23.41		$23.37	$24.61	$20.88		$17.41	$19.94

Total return[c]	0.17%		16.30%	19.97%	19.93%		(11.06)%	8.65%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.82%		0.82%	0.86%	0.85%		0.88%	0.87%

Expenses net of waiver and payments by affiliates	0.81%	[e]	0.81% [e]	0.85% [e]	0.83%	[e]	0.86% [e]	0.87% [f]

Net investment income (loss)	(0.26)%		(0.43)%	(0.36)%	(0.36)%		(0.19)%	(0.37)%

Supplemental data

Net assets, end of period (000’s)	$662,924		$725,622	$713,135	$805,661		$850,975	$1,077,822

Portfolio turnover rate	14.53%		42.10%	29.82%	29.93%		43.99%	30.15%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates and expense reduction rounds to less than 0.01%.

48	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

Statement of Investments, October 31, 2019 (unaudited)

Franklin Small Cap Growth Fund

	Country	Shares	Value

Common Stocks 92.4%
Communication Services 1.6%
[a] IMAX Corp.	United States	680,200	$14,522,270
[a] Yelp Inc.	United States	764,700	26,389,797

			40,912,067

Consumer Discretionary 13.1%
[a] Boot Barn Holdings Inc.	United States	521,503	18,278,680
Dave & Buster’s Entertainment Inc.	United States	536,500	21,341,970
[a,b,c] DraftKings Inc.	United States	9,905,685	28,392,041
[a] Five Below Inc.	United States	175,500	21,956,805
[a] Grand Canyon Education Inc.	United States	212,900	19,578,284
Lithia Motors Inc.	United States	156,800	24,692,864
[a] M/I Homes Inc.	United States	949,376	41,943,432
[a,b] Peloton Interactive Inc., B	United States	1,038,769	23,577,076
[a,d] The RealReal Inc.	United States	488,600	11,291,546
[a,d] Revolve Group Inc.	United States	360,600	7,486,056
[a] RH	United States	140,200	25,474,340
[a,e] Sportsman’s Warehouse Holdings Inc.	United States	2,919,500	19,881,795
Steven Madden Ltd.	United States	902,450	37,162,891
[a] TRI Pointe Group Inc.	United States	590,700	9,297,618
Wingstop Inc.	United States	392,729	32,765,380

			343,120,778

Consumer Staples 2.9%
[a] BellRing Brands Inc., A	United States	290,500	5,075,035
[a] Grocery Outlet Holding Corp.	United States	621,300	19,819,470
[a] Hostess Brands Inc., A	United States	1,007,600	12,877,128
[a] Nomad Foods Ltd.	United Kingdom	937,100	18,282,821
[a] The Simply Good Foods Co.	United States	804,800	19,749,792

			75,804,246

Energy 1.1%
[a] Callon Petroleum Co.	United States	3,498,500	13,294,300
[d] Liberty Oilfield Services Inc., A	United States	1,620,100	14,921,121

			28,215,421

Financials 7.3%
Evercore Inc.	United States	180,800	13,314,112
FGL Holdings., A	United States	1,464,200	13,221,726
Houlihan Lokey Inc.	United States	566,400	26,768,064
LegacyTexas Financial Group Inc.	United States	377,460	16,057,149
[a] Metropolitan Bank Holding Corp.	United States	318,661	13,683,303
Pinnacle Financial Partners Inc.	United States	586,304	34,486,401
[a] PRA Group Inc.	United States	506,500	17,185,545
TCF Financial Corp.	United States	653,223	25,861,099
Western Alliance Bancorp	United States	623,400	30,752,322

			191,329,721

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FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Small Cap Growth Fund (continued)

	Country	Shares	Value

Common Stocks (continued)
Health Care 23.3%
[a] Allogene Therapeutics Inc.	United States	161,782	$4,659,322
[a] Argenx SE, ADR	Netherlands	90,400	11,070,384
[a] Ascendis Pharma AS, ADR	Denmark	178,900	19,782,762
[a] Collegium Pharmaceutical Inc.	United States	698,800	8,385,600
[a] Deciphera Pharmaceuticals Inc.	United States	431,500	19,132,710
[a] Emergent BioSolutions Inc.	United States	382,600	21,869,416
[a] Global Blood Therapeutics Inc.	United States	376,900	18,072,355
[a] GW Pharmaceuticals PLC, ADR	United Kingdom	230,700	30,872,274
[a] HealthEquity Inc.	United States	341,116	19,371,978
[a] Heron Therapeutics Inc.	United States	1,366,308	29,034,045
[a] Inspire Medical Systems Inc.	United States	323,744	19,741,909
[a] Integer Holdings Corp.	United States	369,000	28,575,360
[a] Iovance Biotherapeutics Inc.	United States	1,379,333	29,145,306
[a] iRhythm Technologies Inc.	United States	391,097	26,133,101
[a,d] Livongo Health Inc.	United States	697,500	15,059,025
[a] Neogen Corp.	United States	267,266	17,388,326
[a] NeoGenomics Inc.	United States	1,323,000	30,336,390
[a] Neuronetics Inc.	United States	380,300	3,388,473
[a] Nevro Corp.	United States	281,100	24,230,820
[a] Odonate Therapeutics Inc.	United States	383,200	12,170,432
[a] Penumbra Inc.	United States	162,100	25,282,737
[a] Pfenex Inc.	United States	1,364,631	12,581,898
[a] Phreesia Inc.	United States	463,300	13,727,579
[a] Precision BioSciences Inc.	United States	262,000	1,700,380
[a] PTC Therapeutics Inc.	United States	864,500	35,349,405
[a] Reata Pharmaceuticals Inc.	United States	249,974	51,514,642
[a] Revance Therapeutics Inc.	United States	1,053,592	16,499,251
[a] Sage Therapeutics Inc.	United States	153,100	20,768,015
[a] SmileDirectClub Inc., A	United States	903,100	10,561,754
[a,d] TherapeuticsMD Inc.	United States	1,783,100	4,743,046
[a] Tivity Health Inc.	United States	1,617,678	26,222,560

			607,371,255

Industrials 18.3%
Allegiant Travel Co.	United States	266,248	44,551,278
Altra Industrial Motion Corp.	United States	238,000	7,330,400
[a] Axon Enterprise Inc.	United States	351,300	17,961,969
[a] Beacon Roofing Supply Inc.	United States	870,866	27,031,681
BWX Technologies Inc.	United States	724,400	42,087,640
Cubic Corp.	United States	639,200	47,134,608
Granite Construction Inc.	United States	1,049,543	24,706,242
Healthcare Services Group Inc.	United States	673,600	16,408,896
Kennametal Inc.	United States	1,203,400	37,245,230
Lindsay Corp.	United States	139,421	13,162,737
[a] Mercury Systems Inc.	United States	502,216	36,993,230
Mobile Mini Inc.	United States	265,800	9,999,396
[a] SAIA Inc.	United States	249,924	22,293,221
[a] Spirit Airlines Inc.	United States	770,300	28,932,468

50	Semiannual Report	franklintempleton.com

FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Small Cap Growth Fund (continued)

	Country	Shares	Value

Common Stocks (continued)
Industrials (continued)
[a] Univar Solutions Inc.	United States	1,731,332	$37,154,385
[a] Upwork Inc.	United States	2,106,200	31,677,248
US Ecology Inc.	United States	540,576	33,640,044

			478,310,673

Information Technology 22.3%
[a] Alteryx Inc.	United States	312,400	28,584,600
[a] CloudFlare Inc., A	United States	1,160,515	19,543,072
[a] Envestnet Inc.	United States	405,722	25,353,568
[a] Guidewire Software Inc.	United States	116,400	13,122,936
[a] Hubspot Inc.	United States	165,229	25,627,018
[a] InterXion Holding NV	Netherlands	390,795	34,475,935
[a] Lattice Semiconductor Corp.	United States	1,864,800	36,531,432
[a,b,c] LegalZoom.com Inc.	United States	1,431,280	16,545,597
ManTech International Corp., A	United States	515,000	40,777,700
Monolithic Power Systems	United States	179,700	26,940,624
[a] Onto Innovation Inc.	United States	887,800	28,587,160
[a] Paylocity Holding Corp.	United States	288,032	29,552,083
[a] Pluralsight Inc., A	United States	1,134,200	20,506,336
[a] Pure Storage Inc., A	United States	1,357,400	26,415,004
[a] Q2 Holdings Inc.	United States	247,000	17,658,030
[a] Semtech Corp.	United States	253,700	12,801,702
[a] Silicon Laboratories Inc.	United States	311,100	33,051,264
[a] Twilio Inc., A	United States	48,202	4,654,385
[a] USA Technologies Inc.	United States	851,300	5,516,424
[a] ViaSat Inc.	United States	421,283	29,001,122
[a] Viavi Solutions Inc.	United States	1,920,800	30,655,968
[a] Wix.com Ltd.	Israel	215,500	26,306,085
[a] Zendesk Inc.	United States	350,914	24,792,074
[a] Zscaler Inc.	United States	559,800	24,620,004

			581,620,123

Materials 1.4%
[a] Ingevity Corp.	United States	429,329	36,153,795

Real Estate 1.1%
Coresite Realty Corp.	United States	244,600	28,740,500

Total Common Stocks (Cost $1,785,991,136)			2,411,578,579

Preferred Stocks 4.3%
Consumer Discretionary 2.8%
[a,b,c] ClearMotion Inc., pfd., D	United States	3,698,772	13,425,684
[a,b,c] Proterra Inc., pfd., 5, 144A	United States	1,787,047	15,318,860
[a,b,c] Proterra Inc., pfd., 6, 144A	United States	1,310,834	11,236,684
[a,b,c] Proterra Inc., pfd., 7	United States	536,367	4,597,826
[a,b,c] Rent the Runway Inc., pfd	United States	596,471	13,788,135
[a,b,c] Sweetgreen Inc., pfd., H	United States	383,435	5,967,603
[a,b,c] Sweetgreen Inc., pfd., I	United States	41,641	724,046
[a,b,c] Tula eTechnology Inc.	United States	361,111	—

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FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Small Cap Growth Fund (continued)

	Country	Shares	Value

Preferred Stocks (continued)
Consumer Discretionary (continued)
[a,b,c] Tula Technology Inc., E	United States	3,611,111	$7,432,818

			72,491,656

Industrials 1.0%
[a,b,c] Optoro Inc., pfd., E	United States	508,130	12,588,330
[a,b,c] Wheels Up Partners LLC, pfd., D	United States	4,310,344	14,826,036

			27,414,366

Information Technology 0.5%
[a,b,c] Smule Inc., pfd., G, 144A	United States	1,542,673	10,748,960
[a,b,c] Smule Inc., pfd., H, 144A	United States	352,675	2,790,260

			13,539,220

Total Preferred Stocks (Cost $94,407,763)			113,445,242

Total Investments before Short Term Investments (Cost $1,880,398,899)			2,525,023,821

Short Term Investments 5.1%

Money Market Funds (Cost $98,533,343) 3.8%
[f,g] Institutional Fiduciary Trust Money Market Portfolio, 1.56%	United States	98,533,343	98,533,343

[h] Investments from Cash Collateral Received for Loaned Securities (Cost $35,405,075) 1.3%

Money Market Funds 1.3%
[f,g] Institutional Fiduciary Trust Money Market Portfolio, 1.56%	United States	35,405,075	35,405,075

Total Investments (Cost $2,014,337,317) 101.8%			2,658,962,239
Other Assets, less Liabilities (1.8)%			(48,246,691)

Net Assets 100.0%			$2,610,715,548

See Abbreviations on page 87.

aNon-income producing.

bFair valued using significant unobservable inputs. See Note 11 regarding fair value measurements.

cSee Note 7 regarding restricted securities.

dA portion or all of the security is on loan at October 31, 2019. See Note 1(c).

eSee Note 8 regarding holdings of 5% voting securities.

fSee Note 3(f) regarding investments in affiliated management investment companies.

gThe rate shown is the annualized seven-day effective yield at period end.

hSee Note 1(c) regarding securities on loan.

52	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

Financial Highlights

Franklin Small-Mid Cap Growth Fund

	Six Months Ended October 31, 2019 (unaudited)	Year Ended April 30,
		2019	2018	2017	2016	2015

Class A

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$37.17	$36.07	$34.35	$31.84	$38.38	$40.42

Income from investment operations[a]:

Net investment income (loss)[b]	(0.04)	(0.09)	(0.15)	(0.11)	(0.03)[c]	(0.14)

Net realized and unrealized gains (losses)	(0.51)	5.33	4.97	4.73	(3.37)	5.71

Total from investment operations	(0.55)	5.24	4.82	4.62	(3.40)	5.57

Less distributions from:

Net realized gains	—	(4.14)	(3.10)	(2.11)	(3.14)	(7.61)

Net asset value, end of period	$36.62	$37.17	$36.07	$34.35	$31.84	$38.38

Total return[d]	(1.48)%	17.43%	14.28%	15.01%	(9.02)%	15.78%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.90%	0.88%	1.02%	0.95%	0.96%	0.94%

Expenses net of waiver and payments by affiliates	0.88% [f]	0.87% [f]	1.00% [f]	0.94% [f]	0.95% [f]	0.94% [g]

Net investment income (loss)	(0.23)%	(0.25)%	(0.41)%	(0.34)%	(0.08)% [c]	(0.35)%

Supplemental data

Net assets, end of period (000’s)	$2,578,741	$2,684,131	$2,262,471	$2,303,113	$2,231,822	$2,535,853

Portfolio turnover rate	31.13%	54.28%	38.35%	35.46%	38.72%	47.98%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.11 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.38)%.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	53

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Small-Mid Cap Growth Fund (continued)

	Six Months Ended October 31, 2019 (unaudited)	Year Ended April 30,
		2019	2018	2017	2016	2015

Class C

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$24.98	$25.84	$25.59	$24.40	$30.43	$33.78

Income from investment operations[a]:

Net investment income (loss)[b]	(0.12)	(0.26)	(0.31)	(0.27)	(0.23)[c]	(0.36)

Net realized and unrealized gains (losses)	(0.34)	3.54	3.66	3.57	(2.66)	4.62

Total from investment operations	(0.46)	3.28	3.35	3.30	(2.89)	4.26

Less distributions from:

Net realized gains	—	(4.14)	(3.10)	(2.11)	(3.14)	(7.61)

Net asset value, end of period	$24.52	$24.98	$25.84	$25.59	$24.40	$30.43

Total return[d]	(1.84)%	16.68%	13.39%	14.15%	(9.72)%	14.96%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	1.65%	1.63%	1.77%	1.70%	1.71%	1.69%

Expenses net of waiver and payments by affiliates	1.63% [f]	1.62% [f]	1.75% [f]	1.69% [f]	1.70% [f]	1.69% [g]

Net investment income (loss)	(0.98)%	(1.00)%	(1.16)%	(1.09)%	(0.83)% [c]	(1.10)%

Supplemental data

Net assets, end of period (000’s)	$149,570	$173,334	$334,769	$371,262	$377,024	$448,722

Portfolio turnover rate	31.13%	54.28%	38.35%	35.46%	38.72%	47.98%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.11 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (1.13)%.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

54	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Small-Mid Cap Growth Fund (continued)

	Six Months Ended October 31, 2019 (unaudited)	Year Ended April 30,
		2019	2018	2017	2016	2015

Class R

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$33.66	$33.15	$31.87	$29.75	$36.18	$38.61

Income from investment operations[a]:

Net investment income (loss)[b]	(0.08)	(0.16)	(0.22)	(0.18)	(0.11)[c]	(0.23)

Net realized and unrealized gains (losses)	(0.46)	4.81	4.60	4.41	(3.18)	5.41

Total from investment operations	(0.54)	4.65	4.38	4.23	(3.29)	5.18

Less distributions from:

Net realized gains	—	(4.14)	(3.10)	(2.11)	(3.14)	(7.61)

Net asset value, end of period	$33.12	$33.66	$33.15	$31.87	$29.75	$36.18

Total return[d]	(1.60)%	17.17%	14.00%	14.70%	(9.24)%	15.52%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	1.14%	1.12%	1.26%	1.19%	1.21%	1.19%

Expenses net of waiver and payments by affiliates	1.12% [f]	1.11% [f]	1.24% [f]	1.18% [f]	1.20% [f]	1.19% [g]

Net investment income (loss)	(0.47)%	(0.49)%	(0.65)%	(0.58)%	(0.33)%[c]	(0.60)%

Supplemental data

Net assets, end of period (000’s)	$46,914	$50,721	$70,692	$81,864	$86,989	$96,593

Portfolio turnover rate	31.13%	54.28%	38.35%	35.46%	38.72%	47.98%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.11 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.63)%.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	55

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Small-Mid Cap Growth Fund (continued)

	Six Months Ended October 31, 2019 (unaudited)	Year Ended April 30,
		2019		2018		2017		2016		2015

Class R6

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$41.83	$39.91		$37.51		$34.43		$41.04		$42.53

Income from investment operations[a]:

Net investment income[b]	0.04	0.05		0.05		0.05		0.15	[c]	0.05

Net realized and unrealized gains (losses)	(0.58)	6.01		5.45		5.14		(3.62)		6.07

Total from investment operations	(0.54)	6.06		5.50		5.19		(3.47)		6.12

Less distributions from:

Net realized gains	—	(4.14)		(3.10)		(2.11)		(3.14)		(7.61)

Net asset value, end of period	$41.29	$41.83		$39.91		$37.51		$34.43		$41.04

Total return[d]	(1.29)%	17.82%		14.90%		15.51%		(8.54)%		16.32%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.52%	0.52%		0.50%		0.48%		0.48%		0.48%

Expenses net of waiver and payments by affiliates	0.48% [f]	0.49%	[f]	0.47%	[f]	0.47%	[f]	0.47%	[f]	0.48%	[g]

Net investment income	0.17%	0.13%		0.12%		0.13%		0.40%	[c]	0.11%

Supplemental data

Net assets, end of period (000’s)	$246,719	$259,053		$275,835		$222,577		$242,237		$206,548

Portfolio turnover rate	31.13%	54.28%		38.35%		35.46%		38.72%		47.98%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.11 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.10%.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

56	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Small-Mid Cap Growth Fund (continued)

	Six Months Ended October 31, 2019 (unaudited)	Year Ended April 30,
		2019		2018	2017	2016		2015

Advisor Class

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$41.09	$39.33		$37.11	$34.15	$40.83		$42.44

Income from investment operations[a]:

Net investment income (loss)[b]	0.01	0.01		(0.06)	(0.03)	0.06	[c]	(0.04)

Net realized and unrealized gains (losses)	(0.57)	5.89		5.38	5.10	(3.60)		6.04

Total from investment operations	(0.56)	5.90		5.32	5.07	(3.54)		6.00

Less distributions from:

Net realized gains	—	(4.14)		(3.10)	(2.11)	(3.14)		(7.61)

Net asset value, end of period	$40.53	$41.09		$39.33	$37.11	$34.15		$40.83

Total return[d]	(1.36)%	17.67%		14.57%	15.28%	(8.79)%		16.09%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.65%	0.63%		0.77%	0.70%	0.71%		0.69%

Expenses net of waiver and payments by affiliates	0.63% [f]	0.62%	[f]	0.75% [f]	0.69% [f]	0.70%	[f]	0.69% [g]

Net investment income (loss)	0.02%	—%	[h]	(0.16)%	(0.09)%	0.17%	[c]	(0.10)%

Supplemental data

Net assets, end of period (000’s)	$311,023	$355,141		$520,842	$584,840	$551,176		$708,617

Portfolio turnover rate	31.13%	54.28%		38.35%	35.46%	38.72%		47.98%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.11 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been (0.13)%.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

hRounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	57

FRANKLIN STRATEGIC SERIES

Statement of Investments, October 31, 2019 (unaudited)

Franklin Small-Mid Cap Growth Fund

	Shares	Value

Common Stocks 96.6%
Communication Services 2.8%
[a] IAC/InterActiveCorp.	226,000	$51,358,500
[a] Pinterest Inc., A	842,000	21,167,880
[a] Spotify Technology SA	159,500	23,015,850

		95,542,230

Consumer Discretionary 17.8%
Aptiv PLC	190,000	17,014,500
[a] Burlington Stores Inc.	218,000	41,893,060
[a] Chipotle Mexican Grill Inc.	34,300	26,690,888
Dollar General Corp.	245,500	39,363,470
[a] Dollar Tree Inc.	215,000	23,736,000
Domino’s Pizza Inc.	114,000	30,964,680
[a,b,c] DraftKings Inc.	7,974,537	22,856,913
Expedia Group Inc.	346,000	47,284,360
[a] Five Below Inc.	200,000	25,022,000
[a] Grand Canyon Education Inc.	243,000	22,346,280
Levi Strauss & Co., A	1,200,000	21,384,000
MGM Resorts International	1,073,000	30,580,500
[a] NVR Inc.	9,100	33,092,969
[a] O’Reilly Automotive Inc.	89,000	38,760,390
[a,d] Peloton Interactive Inc. A	625,000	14,918,750
[a,d] Revolve Group Inc.	360,000	7,473,600
Tractor Supply Co.	438,500	41,666,270
[a] Ulta Beauty Inc.	136,500	31,824,975
[a] Under Armour Inc., A	575,500	11,884,075
Vail Resorts Inc.	185,000	42,988,450
Wingstop Inc.	254,000	21,191,220

		592,937,350

Consumer Staples 2.6%
[a] BellRing Brands Inc., A	379,800	6,635,106
Church & Dwight Co. Inc.	365,000	25,528,100
Lamb Weston Holdings Inc.	410,000	31,996,400
McCormick & Co. Inc.	140,000	22,496,600

		86,656,206

Energy 0.5%
Diamondback Energy Inc.	200,000	17,152,000

Financials 8.1%
Ares Management Corp., A	689,000	20,373,730
CBOE Global Markets Inc.	331,000	38,114,650
MarketAxess Holdings Inc.	148,500	54,735,615
MSCI Inc.	237,500	55,708,000
SEI Investments Co.	488,000	29,240,960
TCF Financial Corp.	446,000	17,657,140
Tradeweb Markets Inc.	685,500	28,619,625
Western Alliance Bancorp	500,000	24,665,000

		269,114,720

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FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Small-Mid Cap Growth Fund (continued)

	Shares	Value

Common Stocks (continued)
Health Care 14.0%
[a] Argenx SE, ADR (Netherlands)	73,000	$8,939,580
[a] Avantor Inc.	1,414,380	20,098,340
[a] DexCom Inc.	230,414	35,539,055
[a] Elanco Animal Health Inc.	660,000	17,833,200
[a] GW Pharmaceuticals PLC, ADR (United Kingdom)	144,700	19,363,754
[a] HealthEquity Inc.	406,000	23,056,740
[a] Heron Therapeutics Inc.	1,374,000	29,197,500
[a] IDEXX Laboratories Inc.	198,500	56,574,485
[a] iRhythm Technologies Inc.	199,450	13,327,249
[a,d] Livongo Health Inc.	583,000	12,586,970
[a] Masimo Corp.	102,500	14,943,475
[a] Mettler-Toledo International Inc.	66,000	46,526,040
[a] Neurocrine Biosciences Inc.	190,042	18,907,278
[a] Penumbra Inc.	181,247	28,269,095
[a] PTC Therapeutics Inc.	320,000	13,084,800
[a] Reata Pharmaceuticals Inc.	230,500	47,501,440
[a] Revance Therapeutics Inc.	575,000	9,004,500
[a] Sage Therapeutics Inc.	64,100	8,695,165
[a] SmileDirectClub Inc., A	1,067,000	12,478,565
[a] Veeva Systems Inc.	216,000	30,635,280

		466,562,511

Industrials 17.5%
BWX Technologies Inc.	674,000	39,159,400
[a] CoStar Group Inc.	120,800	66,382,016
Fortive Corp.	579,500	39,985,500
IDEX Corp.	333,500	51,869,255
[a] IHS Markit Ltd.	251,915	17,639,088
L3Harris Technologies Inc.	164,500	33,937,995
[a] Lyft Inc., A	417,500	17,301,200
[a] Mercury Systems Inc.	255,000	18,783,300
Old Dominion Freight Line Inc.	103,455	18,837,086
Republic Services Inc.	400,000	35,004,000
Rockwell Automation Inc.	248,000	42,653,520
Roper Technologies Inc.	124,630	41,995,325
Stanley Black & Decker Inc.	202,500	30,644,325
TransUnion	442,000	36,518,040
[a] Univar Solutions Inc.	543,795	11,669,841
[a] Upwork Inc.	1,288,000	19,371,520
Verisk Analytics Inc.	434,000	62,799,800

		584,551,211

Information Technology 28.8%
[a] Advanced Micro Devices Inc.	460,000	15,607,800
[a] Adyen NV (Netherlands)	23,000	16,145,306
[a] Alteryx Inc.	192,000	17,568,000
Amphenol Corp., A	410,000	41,135,300
[a] ANSYS Inc.	151,000	33,242,650

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FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Small-Mid Cap Growth Fund (continued)

	Shares	Value

Common Stocks (continued)
Information Technology (continued)
[a] Atlassian Corp. PLC	315,000	$38,048,850
[a] Black Knight Inc.	748,000	48,021,600
[a] CloudFlare Inc., A	784,400	13,209,296
[a] DocuSign Inc.	707,000	46,796,330
[a] EPAM Systems Inc.	163,000	28,681,480
[a] Fiserv Inc.	440,000	46,701,600
Global Payments Inc.	328,500	55,575,630
[a] GoDaddy Inc., A	776,800	50,515,304
[a] Guidewire Software Inc.	321,000	36,189,540
KLA Corp.	205,000	34,653,200
Lam Research Corp.	71,000	19,243,840
[a] Lattice Semiconductor Corp.	848,335	16,618,883
Microchip Technology Inc.	259,100	24,430,539
Monolithic Power Systems	267,500	40,103,600
NXP Semiconductors NV (Netherlands)	77,000	8,753,360
[a] Okta Inc., A	23,000	2,508,610
[a] Paylocity Holding Corp.	258,000	26,470,800
[a] Pluralsight Inc., A	865,000	15,639,200
[a] Q2 Holdings Inc.	298,000	21,304,020
[a] Semtech Corp.	75,963	3,833,093
[a] Shopify Inc., A (Canada)	44,000	13,797,080
[a] Silicon Laboratories Inc.	98,000	10,411,520
[a] Square Inc., A	297,000	18,244,710
[a] Synopsys Inc.	323,000	43,847,250
[a] Trimble Inc.	523,000	20,836,320
[a] Twilio Inc., A	375,000	36,210,000
[a] ViaSat Inc.	346,050	23,822,082
[a] WEX Inc.	139,500	26,390,610
[a] Wix.com Ltd. (Israel)	123,000	15,014,610
Xilinx Inc.	296,500	26,904,410
[a] Zendesk Inc.	317,000	22,396,050

		958,872,473

Materials 2.6%
Ball Corp.	330,000	23,090,100
[a] Ingevity Corp.	356,780	30,044,444
Martin Marietta Materials Inc.	124,500	32,607,795

		85,742,339

Real Estate 1.9%
SBA Communications Corp., A	261,000	62,809,650

Total Common Stocks (Cost $2,452,216,254)		3,219,940,690

Preferred Stocks 0.9%
Consumer Discretionary 0.4%
[a,b,c] Proterra Inc., pfd., 5, 144A	1,416,913	12,146,011

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FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Small-Mid Cap Growth Fund (continued)

	Shares	Value

Preferred Stocks (continued)
Financials 0.5%
[a,b,c] Bill.com, pfd., H	866,666	$8,437,790
[a,b,c] Phononic Inc., pfd., F	2,970,061	7,499,998

		15,937,788

Total Preferred Stocks (Cost $21,835,913)		28,083,799

Total Investments before Short Term Investments (Cost $2,474,052,167)		3,248,024,489

Short Term Investments 3.4%

Money Market Funds (Cost $81,736,824) 2.4%
[e,f] Institutional Fiduciary Trust Money Market Portfolio, 1.56%	81,736,824	81,736,824

[g] Investments from Cash Collateral Received for Loaned Securities 1.0%
Money Market Funds (Cost $32,128,260) 1.0%
[e,f] Institutional Fiduciary Trust Money Market Portfolio, 1.56%	32,128,260	32,128,260

Total Investments (Cost $2,587,917,251) 100.9%		3,361,889,573
Other Assets, less Liabilities (0.9)%		(28,921,672)

Net Assets 100.0%		$3,332,967,901

See Abbreviations on page 87.

aNon-income producing.

bFair valued using significant unobservable inputs. See Note 11 regarding fair value measurements.

cSee Note 7 regarding restricted securities.

dA portion or all of the security is on loan at October 31, 2019. See Note 1(c).

eSee Note 3(f) regarding investments in affiliated management investment companies.

fThe rate shown is the annualized seven-day effective yield at period end.

gSee Note 1(c) regarding securities on loan.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	61

FRANKLIN STRATEGIC SERIES

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

October 31, 2019 (unaudited)

	Franklin Growth Opportunities Fund	Franklin Select U.S. Equity Fund	Franklin Small Cap Growth Fund	Franklin Small-Mid Cap Growth Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$2,005,490,317	$ 77,788,084	$1,860,200,804	$2,474,052,167
Cost - Non-controlled affiliates (Note 3f and 8)	23,783,796	556,102	154,136,513	113,865,084

Value - Unaffiliated issuers+	$3,910,315,982	$ 99,964,269	$2,505,142,026	$3,248,024,489
Value - Non-controlled affiliates (Note 3f and 8)	23,783,796	556,102	153,820,213	113,865,084

Receivables:
Investment securities sold	—	873,114	19,829,191	24,039,059
Capital shares sold	1,232,496	4,915	10,440,950	1,879,651
Dividends	761,926	19,712	553,941	268,164
Other assets	1,180	33	781	1,069

Total assets	3,936,095,380	101,418,145	2,689,787,102	3,388,077,516

Liabilities:
Payables:
Investment securities purchased	—	—	28,146,728	16,322,693
Capital shares redeemed	6,064,989	147,516	13,273,796	3,393,644
Management fees	1,758,268	53,184	1,286,732	1,235,982
Distribution fees	780,488	27,141	243,103	691,340
Transfer agent fees	622,652	14,678	608,825	1,088,479
Trustees’ fees and expenses	5,167	86	3,836	5,006
Professional fees	15,616	23,800	6,901	20,323
Payable upon return of securities loaned	15,554,345	—	35,405,075	32,128,260
Accrued expenses and other liabilities	170,395	24,297	96,558	223,888

Total liabilities	24,971,920	290,702	79,071,554	55,109,615

Net assets, at value	$3,911,123,460	$101,127,443	$2,610,715,548	$3,332,967,901

Net assets consist of:
Paid-in capital	$1,687,572,178	$ 79,790,825	$1,793,755,128	$2,007,761,082
Total distributable earnings (loss)	2,223,551,282	21,336,618	816,960,420	1,325,206,819

Net assets, at value	$3,911,123,460	$101,127,443	$2,610,715,548	$3,332,967,901

+Includes securities loaned	$ 15,302,503	$ —	$ 34,191,901	$ 31,423,386

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FRANKLIN STRATEGIC SERIES

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)

October 31, 2019 (unaudited)

	Franklin Growth Opportunities Fund	Franklin Select U.S. Equity Fund	Franklin Small Cap Growth Fund	Franklin Small-Mid Cap Growth Fund

Class A:
Net assets, at value	$2,789,241,004	$73,557,590	$ 722,016,392	$2,578,740,944
Shares outstanding	69,979,006	4,614,075	33,630,088	70,419,771
Net asset value per share[a]	$39.86	$15.94	$21.47	$36.62
Maximum offering price per share (net asset value per share ÷ 94.50%)	$42.18	$16.87	$22.72	$38.75
Class C:
Net assets, at value	$ 216,250,250	$13,464,759	$ 80,254,117	$ 149,569,723
Shares outstanding	6,636,085	913,379	4,693,894	6,099,402
Net asset value and maximum offering price per share[a]	$32.59	$14.74	$17.10	$24.52
Class R:
Net assets, at value	$ 33,409,183	$ 149,495	$ 64,848,351	$ 46,914,370
Shares outstanding	883,935	9,577	3,220,520	1,416,536
Net asset value and maximum offering price per share	$37.80	$15.61	$20.14	$33.12
Class R6:
Net assets, at value	$ 384,159,012	$ 870,705	$1,080,672,325	$ 246,719,463
Shares outstanding	8,765,396	53,085	45,424,713	5,974,927
Net asset value and maximum offering price per share	$43.83	$16.40	$23.79	$41.29
Advisor Class:
Net assets, at value	$ 488,064,011	$13,084,894	$ 662,924,363	$ 311,023,401
Shares outstanding	11,286,535	802,933	28,314,648	7,672,994
Net asset value and maximum offering price per share	$43.24	$16.30	$23.41	$40.53

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	63

FRANKLIN STRATEGIC SERIES

FINANCIAL STATEMENTS

Statements of Operations

for the six months ended October 31, 2019 (unaudited)

	Franklin Growth Opportunities Fund	Franklin Select U.S. Equity Fund	Franklin Small Cap Growth Fund	Franklin Small-Mid Cap Growth Fund

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$ 10,350,472	$ 506,975	$ 5,764,735	$ 9,430,972
Non-controlled affiliates (Note 3f and 8)	343,805	17,721	654,945	1,064,574
Income from securities loaned:
Unaffiliated issuers (net of fees and rebates)	1,433,117	—	557,207	573,653
Non-controlled affiliates (Note 3f)	109,633	—	252,375	231,172

Total investment income	12,237,027	524,696	7,229,262	11,300,371

Expenses:
Management fees (Note 3a)	10,794,057	499,378	8,083,077	7,876,363
Distribution fees: (Note 3c)
Class A	3,508,271	93,105	885,546	3,318,746
Class C	1,152,194	72,321	424,220	813,617
Class R	87,764	365	174,707	122,503
Transfer agent fees: (Note 3e)
Class A	1,948,730	52,039	656,039	2,203,177
Class C	159,993	10,105	78,572	135,009
Class R	24,481	102	64,721	41,224
Class R6	51,318	380	197,445	53,536
Advisor Class	344,250	10,633	640,856	275,903
Custodian fees (Note 4)	17,907	662	17,014	14,061
Reports to shareholders	151,408	11,337	77,283	164,203
Registration and filing fees	83,587	43,054	58,458	91,992
Professional fees	35,807	23,685	32,133	33,155
Trustees’ fees and expenses	28,710	756	19,576	26,078
Other	35,729	25,183	25,978	32,170

Total expenses	18,424,206	843,105	11,435,625	15,201,737

Expense reductions (Note 4)	(903)	(5)	(94)	(201)

Expenses waived/paid by affiliates (Note 3f and 3g)	(87,919)	(156,228)	(259,552)	(267,409)

Net expenses	18,335,384	686,872	11,175,979	14,934,127

Net investment income (loss)	(6,098,357)	(162,176)	(3,946,717)	(3,633,756)

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	105,097,678	(680,222)	52,396,134	146,751,603
Non-controlled affiliates (Note 3f and 8)	—	—	5,793,115	—
Foreign currency transactions	—	(13)	1,570	(4,178)

Net realized gain (loss)	105,097,678	(680,235)	58,190,819	146,747,425

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(69,811,783)	3,158,071	(53,261,189)	(193,512,962)
Non-controlled affiliates (Note 3f and 8)	—	—	2,066,112	—

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FRANKLIN STRATEGIC SERIES

FINANCIAL STATEMENTS

Statements of Operations (continued)

for the six months ended October 31, 2019 (unaudited)

	Franklin Growth Opportunities Fund	Franklin Select U.S. Equity Fund	Franklin Small Cap Growth Fund	Franklin Small-Mid Cap Growth Fund

Net change in unrealized appreciation (depreciation)	$ (69,811,783)	$ 3,158,071	$(51,195,077)	$(193,512,962)

Net realized and unrealized gain (loss)	35,285,895	2,477,836	6,995,742	(46,765,537)

Net increase (decrease) in net assets resulting from operations	$ 29,187,538	$ 2,315,660	$ 3,049,025	$ (50,399,293)

*Foreign taxes withheld on dividends	$ 139	$ 544	$ —	$ 204

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	65

FRANKLIN STRATEGIC SERIES

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Growth Opportunities Fund		Franklin Select U.S. Equity Fund
	Six Months Ended October 31, 2019 (unaudited)	Year Ended April 30, 2019	Six Months Ended October 31, 2019 (unaudited)	Year Ended April 30, 2019

Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$ (6,098,357)	$ (12,309,279)	$ (162,176)	$ (311,623)
Net realized gain (loss)	105,097,678	459,863,571	(680,235)	515,616
Net change in unrealized appreciation (depreciation)	(69,811,783)	124,321,685	3,158,071	11,651,347

Net increase (decrease) in net assets resulting from operations	29,187,538	571,875,977	2,315,660	11,855,340

Distributions to shareholders:
Class A	—	(270,776,543)	—	(9,068,158)
Class C	—	(29,467,299)	—	(2,096,439)
Class R	—	(3,826,333)	—	(17,405)
Class R6	—	(36,746,123)	—	(112,384)
Advisor Class	—	(56,405,582)	—	(1,714,775)

Total distributions to shareholders	—	(397,221,880)	—	(13,009,161)

Capital share transactions: (Note 2)
Class A	(50,453,322)	274,938,208	(5,591,029)	13,281,422
Class C	(29,356,603)	(164,852,400)	(2,572,295)	(1,890,912)
Class R	(3,860,303)	(765,911)	1,270	11,435
Class R6	(37,186,352)	25,388,596	(124,921)	44,676
Advisor Class	(23,030,893)	(101,787,858)	(15,616,499)	17,229,063

Total capital share transactions	(143,887,473)	32,920,635	(23,903,474)	28,675,684

Net increase (decrease) in net assets	(114,699,935)	207,574,732	(21,587,814)	27,521,863
Net assets:
Beginning of period	4,025,823,395	3,818,248,663	122,715,257	95,193,394

End of period	$3,911,123,460	$4,025,823,395	$101,127,443	$122,715,257

66	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (continued)

	Franklin Small Cap Growth Fund		Franklin Small-Mid Cap Growth Fund
	Six Months Ended October 31, 2019 (unaudited)	Year Ended April 30, 2019	Six Months Ended October 31, 2019 (unaudited)	Year Ended April 30, 2019

Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$ (3,946,717)	$ (12,755,804)	$ (3,633,756)	$ (8,359,866)
Net realized gain (loss)	58,190,819	359,902,029	146,747,425	651,025,562
Net change in unrealized appreciation (depreciation)	(51,195,077)	33,288,454	(193,512,962)	(99,480,161)

Net increase (decrease) in net assets resulting from operations	3,049,025	380,434,679	(50,399,293)	543,185,535

Distributions to shareholders:
Class A	—	(119,248,780)	—	(273,591,265)
Class C	—	(19,107,819)	—	(25,744,621)
Class R	—	(13,109,783)	—	(8,327,251)
Class R6	—	(158,804,029)	—	(27,160,456)
Advisor Class	—	(120,036,837)	—	(54,511,212)

Total distributions to shareholders	—	(430,307,248)	—	(389,334,805)

Capital share transactions: (Note 2)
Class A	7,981,838	66,793,851	(65,055,581)	299,393,170
Class C	(9,846,989)	(37,156,667)	(20,925,731)	(163,688,617)
Class R	(9,385,704)	5,850,633	(2,991,546)	(20,982,789)
Class R6	(6,163,957)	156,516,510	(8,872,230)	(34,742,726)
Advisor Class	(63,570,954)	29,111,361	(41,167,310)	(176,059,390)

Total capital share transactions	(80,985,766)	221,115,688	(139,012,398)	(96,080,352)

Net increase (decrease) in net assets	(77,936,741)	171,243,119	(189,411,691)	57,770,378
Net assets:
Beginning of period	2,688,652,289	2,517,409,170	3,522,379,592	3,464,609,214

End of period	$2,610,715,548	$2,688,652,289	$3,332,967,901	$3,522,379,592

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FRANKLIN STRATEGIC SERIES

Notes to Financial Statements (unaudited)

1.  Organization and Significant Accounting Policies

Franklin Strategic Series (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of twelve separate funds, four of which are included in this report (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Funds offer five classes of shares: Class A, Class C, Class R, Class R6, and Advisor Class. Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

Franklin Select U.S. Equity Fund was closed to new investors with limited exceptions effective at the close of market August 27, 2019.

The following summarizes the Funds’ significant accounting policies.

a.  Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Funds may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Funds’ business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Funds’ portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Funds’ NAV is not calculated, which could result in differences between the value of the Funds’ portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Funds for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Securities Lending

Certain or all Funds participate in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Funds and/or uninvested cash as included in due from custodian in the Statements of Assets and Liabilities. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statements of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At October 31, 2019, Franklin Select U.S. Equity Fund had no securities on loan.

d.  Income and Deferred Taxes

It is each Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which the Funds invest. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply, certain or all Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1.  Organization and Significant Accounting

Policies (continued)

d.  Income and Deferred Taxes (continued)

Each Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of October 31, 2019, each Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

e.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Funds. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

f.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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2. Shares of Beneficial Interest

At October 31, 2019, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Franklin Growth		Franklin Select U.S.
	Opportunities Fund		Equity Fund

	Shares	Amount	Shares	Amount

Class A Shares:
Six Months ended October 31, 2019
Shares sold[a]	4,478,771	$177,356,470	249,217	$3,848,909
Shares redeemed	(5,749,177)	(227,809,792)	(613,604)	(9,439,938)

Net increase (decrease)	(1,270,406)	$(50,453,322)	(364,387)	$(5,591,029)

Year ended April 30, 2019
Shares sold[a]	11,527,502	$446,798,931	1,406,734	$21,698,694
Shares issued in reinvestment of distributions	7,925,459	253,773,429	686,186	9,057,652
Shares redeemed	(11,143,246)	(425,634,152)	(1,132,089)	(17,474,924)

Net increase (decrease)	8,309,715	$274,938,208	960,831	$13,281,422

Class C Shares:
Six Months ended October 31, 2019
Shares sold	543,149	$17,667,935	71,337	$1,009,490
Shares redeemed[a]	(1,439,508)	(47,024,538)	(248,397)	(3,581,785)

Net increase (decrease)	(896,359)	$(29,356,603)	(177,060)	$(2,572,295)

Year ended April 30, 2019
Shares sold	1,419,843	$46,769,565	246,596	$3,641,767
Shares issued in reinvestment of distributions	1,096,405	28,890,280	169,618	2,082,903
Shares redeemed[a]	(7,237,389)	(240,512,245)	(499,994)	(7,615,582)

Net increase (decrease)	(4,721,141)	$(164,852,400)	(83,780)	$(1,890,912)

Class R Shares:
Six Months ended October 31, 2019
Shares sold	66,124	$2,476,833	88	$1,329
Shares redeemed	(169,936)	(6,337,136)	(4)	(59)

Net increase (decrease)	(103,812)	$(3,860,303)	84	$1,270

Year ended April 30, 2019
Shares sold	181,946	$6,761,234	435	$6,572
Shares issued in reinvestment of distributions	123,799	3,767,199	1,344	17,405
Shares redeemed	(308,476)	(11,294,344)	(776)	(12,542)

Net increase (decrease)	(2,731)	$(765,911)	1,003	$11,435

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2. Shares of Beneficial Interest (continued)

	Franklin Growth		Franklin Select U.S.
	Opportunities Fund		Equity Fund

	Shares	Amount	Shares	Amount

Class R6 Shares:
Six Months ended October 31, 2019
Shares sold	488,440	$21,202,933	1,972	$31,751
Shares redeemed	(1,352,978)	(58,389,285)	(9,832)	(156,672)

Net increase (decrease)	(864,538)	$(37,186,352)	(7,860)	$(124,921)

Year ended April 30, 2019
Shares sold	1,593,233	$65,447,277	14,436	$230,801
Shares issued in reinvestment of distributions	798,910	28,041,731	8,300	112,384
Shares redeemed	(1,611,469)	(68,100,412)	(18,245)	(298,509)

Net increase (decrease)	780,674	$25,388,596	4,491	$44,676

Advisor Class Shares:
Six Months ended October 31, 2019
Shares sold	596,913	$25,555,047	103,100	$1,616,019
Shares redeemed	(1,135,649)	(48,585,940)	(1,110,371)	(17,232,518)

Net increase (decrease)	(538,736)	$(23,030,893)	(1,007,271)	$(15,616,499)

Year ended April 30, 2019
Shares sold	4,826,217	$192,490,364	1,588,134	$23,675,471
Shares issued in reinvestment of distributions	1,596,331	55,344,783	111,006	1,494,146
Shares redeemed	(8,711,497)	(349,623,005)	(519,636)	(7,940,554)

Net increase (decrease)	(2,288,949)	$(101,787,858)	1,179,504	$17,229,063

			Franklin
	Franklin Small Cap		Small-Mid Cap
	Growth Fund		Growth Fund

	Shares	Amount	Shares	Amount

Class A Shares:
Six Months ended October 31, 2019
Shares sold[a]	3,790,132	$79,722,081	4,478,136	$164,909,514
Shares redeemed	(3,406,646)	(71,740,243)	(6,277,331)	(229,965,095)

Net increase (decrease)	383,486	$7,981,838	(1,799,195)	$(65,055,581)

Year ended April 30, 2019
Shares sold[a]	7,109,392	$159,713,318	14,858,754	$536,401,847
Shares issued in reinvestment of distributions	6,425,425	111,866,657	8,741,011	259,433,312
Shares redeemed	(9,200,387)	(204,786,124)	(14,104,259)	(496,441,989)

Net increase (decrease)	4,334,430	$66,793,851	9,495,506	$299,393,170

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			Franklin
	Franklin Small Cap		Small-Mid Cap
	Growth Fund		Growth Fund

	Shares	Amount	Shares	Amount

Class C Shares:
Six Months ended October 31, 2019
Shares sold	234,700	$3,955,261	372,826	$9,227,449
Shares redeemed[a]	(817,272)	(13,802,250)	(1,211,466)	(30,153,180)

Net increase (decrease)	(582,572)	$(9,846,989)	(838,640)	$(20,925,731)

Year ended April 30, 2019
Shares sold	616,858	$10,919,327	1,512,688	$38,650,988
Shares issued in reinvestment of distributions	1,309,694	18,270,229	1,265,311	25,318,892
Shares redeemed[a]	(3,457,014)	(66,346,223)	(8,796,878)	(227,658,497)

Net increase (decrease)	(1,530,462)	$(37,156,667)	(6,018,879)	$(163,688,617)

Class R Shares:
Six Months ended October 31, 2019
Shares sold	262,002	$5,179,252	124,681	$4,178,940
Shares redeemed	(745,014)	(14,564,956)	(215,218)	(7,170,486)

Net increase (decrease)	(483,012)	$(9,385,704)	(90,537)	$(2,991,546)

Year ended April 30, 2019
Shares sold	1,090,360	$23,643,908	402,799	$13,332,859
Shares issued in reinvestment of distributions	792,641	12,967,603	300,662	8,087,803
Shares redeemed	(1,435,500)	(30,760,878)	(1,329,075)	(42,403,451)

Net increase (decrease)	447,501	$5,850,633	(625,614)	$(20,982,789)

Class R6 Shares:
Six Months ended October 31, 2019
Shares sold	5,141,698	$120,182,466	797,951	$33,141,813
Shares redeemed	(5,417,408)	(126,346,423)	(1,016,664)	(42,014,043)

Net increase (decrease)	(275,710)	$(6,163,957)	(218,713)	$(8,872,230)

Year ended April 30, 2019
Shares sold	14,008,871	$340,717,317	2,051,263	$81,360,684
Shares issued in reinvestment of distributions	7,029,042	135,098,188	733,010	24,453,238
Shares redeemed	(12,935,223)	(319,298,995)	(3,502,497)	(140,556,648)

Net increase (decrease)	8,102,690	$156,516,510	(718,224)	$(34,742,726)

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2. Shares of Beneficial Interest (continued)

			Franklin
	Franklin Small Cap		Small-Mid Cap
	Growth Fund		Growth Fund

	Shares	Amount	Shares	Amount

Advisor Class Shares:
Six Months ended October 31, 2019
Shares sold	1,885,752	$43,189,165	654,547	$26,636,485
Shares redeemed	(4,617,492)	(106,760,119)	(1,624,785)	(67,803,795)

Net increase (decrease)	(2,731,740)	$(63,570,954)	(970,238)	$(41,167,310)

Year ended April 30, 2019
Shares sold	6,621,879	$160,225,038	3,117,800	$123,344,447
Shares issued in reinvestment of distributions	5,738,085	108,679,322	1,592,925	52,232,005
Shares redeemed	(10,287,992)	(239,792,999)	(9,309,703)	(351,635,842)

Net increase (decrease)	2,071,972	$29,111,361	(4,598,978)	$(176,059,390)

aMay include a portion of Class C shares that were automatically converted to Class A.

3.  Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a.  Management Fees

Franklin Growth Opportunities Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.700%	Up to and including $500 million
0.600%	Over $500 million, up to and including $1 billion
0.550%	Over $1 billion, up to and including $1.5 billion
0.500%	Over $1.5 billion, up to and including $6.5 billion
0.475%	Over $6.5 billion, up to and including $11.5 billion
0.450%	Over $11.5 billion, up to and including $16.5 billion
0.440%	Over $16.5 billion, up to and including $19 billion
0.430%	Over $19 billion, up to and including $21.5 billion
0.420%	In excess of $21.5 billion

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Franklin Select U.S. Equity Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.950%	Up to and including $500 million
0.850%	Over $500 million, up to and including $1 billion
0.800%	Over $1 billion, up to and including $1.5 billion
0.750%	Over $1.5 billion, up to and including $6.5 billion
0.725%	Over $6.5 billion, up to and including $11.5 billion
0.700%	Over $11.5 billion, up to and including $16.5 billion
0.690%	Over $16.5 billion, up to and including $19 billion
0.680%	Over $19 billion, up to and including $21.5 billion
0.670%	In excess of $21.5 billion

Franklin Small Cap Growth Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.750%	Up to and including $500 million
0.650%	Over $500 million, up to and including $1 billion
0.600%	Over $1 billion, up to and including $1.5 billion
0.550%	Over $1.5 billion, up to and including $6.5 billion
0.525%	Over $6.5 billion, up to and including $11.5 billion
0.500%	Over $11.5 billion, up to and including $16.5 billion
0.490%	Over $16.5 billion, up to and including $19 billion
0.480%	Over $19 billion, up to and including $21.5 billion
0.470%	In excess of $21.5 billion

Franklin Small-Mid Cap Growth Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

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3. Transactions with Affiliates (continued)

a. Management Fees (continued)

For the period ended October 31, 2019, each Fund’s annualized gross effective investment management fee rate based on average daily net assets was as follows:

Franklin Growth Opportunities Fund	Franklin Select U.S. Equity Fund	Franklin Small Cap Growth Fund	Franklin Small-Mid Cap Growth Fund

0.544%	0.950%	0.617%	0.457%

b.  Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on each of the Funds’ average daily net assets, and is not an additional expense of the Funds.

c.  Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds’ Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds’ Class C and R compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each Fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

	Franklin Growth Opportunities Fund	Franklin Select U.S. Equity Fund	Franklin Small Cap Growth Fund	Franklin Small-Mid Cap Growth Fund

Reimbursement Plans:
Class A	0.35%	0.35%	0.35%	0.25%
Compensation Plans:
Class C	1.00%	1.00%	1.00%	1.00%
Class R	0.50%	0.50%	0.50%	0.50%

For Franklin Growth Opportunities Fund, Franklin Select U.S. Equity Fund and Franklin Small Cap Growth Fund, the Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

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d.  Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the period:

	Franklin Growth Opportunities Fund	Franklin Select U.S. Equity Fund	Franklin Small Cap Growth Fund	Franklin Small-Mid Cap Growth Fund

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$159,651	$3,774	$78,194	$183,746
CDSC retained	$ 9,758	$2,437	$ 760	$ 8,707

e.  Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended October 31, 2019, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Franklin Growth Opportunities Fund	Franklin Select U.S. Equity Fund	Franklin Small Cap Growth Fund	Franklin Small-Mid Cap Growth Fund

Transfer agent fees	$1,110,063	$34,677	$692,494	$939,166

f.  Investments in Affiliated Management Investment Companies

Certain or all Funds invest in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Funds are waived on assets invested in the affiliated management investment companies, as noted in the Statements of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended October 31, 2019, investments in affiliated management investment companies were as follows:

	Value at Beginning of Period	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Period	Number of Shares Held at End of Period	Investment Income

Franklin Growth Opportunities Fund

Non-Controlled Affiliates
								Dividends

Institutional Fiduciary Trust Money Market Portfolio, 1.56%	$ 69,126,928	$291,995,555	$(352,893,032)	$ —	$ —	$ 8,229,451	8,229,451	$ 343,805

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3.  Transactions with Affiliates (continued)

f.  Investments in Affiliated Management Investment Companies (continued)

	Value at Beginning of Period	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Period	Number of Shares Held at End of Period	Investment Income

Franklin Growth Opportunities Fund (continued)

Non-Controlled Affiliates (continued)

								Income from securities loaned
Institutional Fiduciary Trust Money Market Portfolio, 1.56%	$—	$141,018,020	$(125,463,675)	$ —	$ —	$15,554,345	15,554,345	$109,633

Total Affiliated Securities	$69,126,928	$433,013,575	$(478,356,707)	$ —	$ —	$23,783,796		$453,438

Franklin Select U.S. Equity Fund

Non-Controlled Affiliates

								Dividends
Institutional Fiduciary Trust Money Market Portfolio, 1.56%	$7,161,073	$12,805,724	$(19,410,695)	$ —	$ —	$556,102	556,102	$17,721

Franklin Small Cap Growth Fund

Non-Controlled Affiliates

								Dividends
Institutional Fiduciary Trust Money Market Portfolio, 1.56%	$70,752,806	$243,732,332	$(215,951,795)	$ —	$ —	$98,533,343	98,533,343	$654,945

								Income from securities loaned
Institutional Fiduciary Trust Money Market Portfolio, 1.56%	18,262,684	209,249,557	(192,107,166)	—	—	35,405,075	35,405,075	252,375

Total Affiliated Securities	$89,015,490	$452,981,889	$(408,058,961)	$ —	$ —	$133,938,418		$907,320

Franklin Small-Mid Cap Growth Fund

Non-Controlled Affiliates

								Dividends
Institutional Fiduciary Trust Money Market Portfolio, 1.56%	$124,157,073	$391,378,543	$(433,798,792)	$ —	$ —	$81,736,824	81,736,824	$1,064,574

								Income from securities loaned
Institutional Fiduciary Trust Money Market Portfolio, 1.56%	6,811,635	219,602,264	(194,285,639)	—	—	32,128,260	32,128,260	231,172

Total Affiliated Securities	$130,968,708	$610,980,807	$(628,084,431)	$ —	$ —	$113,865,084		$1,295,746

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g.   Waiver and Expense Reimbursements

Advisers and Investor Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by Franklin Select U.S. Equity Fund so that the expenses (excluding distribution fees and acquired fund fees and expenses) for Class A, Class C, Class R and Advisor Class of the Fund does not exceed 1.00%, and Class R6 does not exceed 0.89% based on the average net assets of each class (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until August 31, 2020. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

Prior to September 1, 2019, expenses (excluding certain fees and expenses as previously disclosed) for Franklin Select U.S. Equity Fund for Class R6 were limited to 0.88% based on the average net assets of the class.

For Franklin Growth Opportunities Fund, Franklin Small Cap Growth Fund and Franklin Small-Mid Cap Growth Fund, Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.03%, 0.02% and 0.02%, respectively based on the average net assets of the class until August 31, 2020.

Prior to September 1, 2019, for Franklin Growth Opportunities Fund, Investor Services had voluntarily agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.02% based on the average net assets of the class.

h.   Interfund Transactions

Franklin Small-Mid Cap Growth Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the period ended October 31, 2019, these purchase and sale transactions aggregated $0 and $2,323,880, respectively.

4.   Expense Offset Arrangement

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the period ended October 31, 2019, the custodian fees were reduced as noted in the Statements of Operations.

5.   Income Taxes

For tax purposes, the Funds may elect to defer any portion of a post-October capital loss or late-year ordinary loss to the first day of the following fiscal year. At April 30, 2019, the deferred losses were as follows:

	Franklin Growth Opportunities Fund	Franklin Select U.S. Equity Fund	Franklin Small Cap Growth Fund	Franklin Small-Mid Cap Growth Fund

Late-year ordinary losses	$5,667,880	$119,809	$ —	$3,964,521

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5. Income Taxes (continued)

At October 31, 2019, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

	Franklin Growth Opportunities Fund	Franklin Select U.S. Equity Fund	Franklin Small Cap Growth Fund	Franklin Small-Mid Cap Growth Fund

Cost of investments	$2,031,161,200	$78,345,384	$2,017,935,784	$2,589,710,556

Unrealized appreciation	$1,972,066,696	$24,952,200	$796,507,273	$834,426,673
Unrealized depreciation	(69,128,118)	(2,777,213)	(155,480,818)	(62,247,656)

Net unrealized appreciation (depreciation)	$1,902,938,578	$22,174,987	$641,026,455	$772,179,017

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of wash sales

6.   Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended October 31, 2019, were as follows:

	Franklin Growth Opportunities Fund	Franklin Select U.S. Equity Fund	Franklin Small Cap Growth Fund	Franklin Small-Mid Cap Growth Fund

Purchases	$419,866,733	$—	$368,992,206	$1,033,951,040
Sales	$506,618,341	$17,878,764	$471,052,109	$1,152,600,396

At October 31, 2019, in connection with securities lending transactions, certain or all Funds loaned investments and received cash collateral as follows:

	Franklin Growth Opportunities Fund	Franklin Small Cap Growth Fund	Franklin Small-Mid Cap Growth Fund

Securities lending transactions[a]:
Equity investments[b]	$15,554,345	$35,405,075	$32,128,260

aThe agreements can be terminated at any time.

bThe gross amount of recognized liability for such transactions is included in payable upon return of securities loaned in the Statements of Assets and Liabilities.

7. Restricted Securities

Certain or all Funds invest in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Funds may have registration rights for restricted securities. The issuer generally incurs all registration costs.

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At October 31, 2019, investments in restricted securities, excluding securities exempt from registration under the 1933 Act, were as follows:

Shares	Issuer	Acquisition Date	Cost	Value

Franklin Growth Opportunities Fund
1,624,999	Bill.com, pfd., H	12/21/18	$13,500,004	$15,820,859
2,610,594	ClearMotion Inc., pfd., C	11/06/17	5,500,000	9,016,731
3,698,772	ClearMotion Inc., pfd., D	12/21/18	10,000,000	13,425,684
201,294	GitLab Inc., pfd., E	9/11/19	3,749,986	3,749,986
1,673,284	LegalZoom.com Inc.	7/20/18	16,479,337	19,343,163
509,182	Optoro Inc., pfd., E	7/24/18	10,020,702	12,614,393
2,362,202	Proterra Inc., pfd., 5, 144A	9/21/16 - 1/13/17	11,896,616	20,249,183
596,775	Proterra Inc., pfd., 6, 144A	6/07/17	3,306,052	5,115,653
780,667	Proterra Inc., pfd., 7	5/21/18 - 9/18/18	5,094,960	6,692,005
289,016	Proterra Inc., pfd., 8	8/02/19	1,996,378	2,477,493
928,488	Sweetgreen Inc., pfd., H	11/09/18	12,107,484	14,450,552
100,835	Sweetgreen Inc., pfd., I	9/16/19	1,724,279	1,753,299
805,800	Tanium Inc., pfd., G	9/14/15	4,000,233	5,565,263
504,854	Tempus Labs Inc., pfd., F	5/29/19	12,499,983	12,499,983
5,028,735	Wheels Up Partners LLC, pfd., D	5/16/19 - 8/02/19	17,499,998	17,297,043

	Total Restricted Securities (Value is 4.1% of Net Assets)		$129,376,012	$160,071,290

Franklin Small Cap Growth Fund
3,698,772	ClearMotion Inc., pfd., D	12/21/18	$10,000,000	$13,425,684
9,905,685	DraftKings Inc.	8/07/15 - 3/02/17	26,627,302	28,392,041
1,431,280	LegalZoom.com Inc.	7/20/18	14,095,961	16,545,597
508,130	Optoro Inc., pfd., E	7/24/18	9,999,999	12,588,330
1,787,047	Proterra Inc., pfd., 5, 144A	9/21/16 - 1/13/17	8,999,998	15,318,860
1,310,834	Proterra Inc., pfd., 6, 144A	6/07/17 - 1/02/18	7,261,842	11,236,684
536,367	Proterra Inc., pfd., 7	5/21/18	3,500,556	4,597,826
596,471	Rent the Runway Inc., pfd	3/21/19	13,333,328	13,788,135
1,542,673	Smule Inc., pfd., G, 144A	5/31/16	11,099,995	10,748,960
352,675	Smule Inc., pfd., H, 144A	4/27/17	2,999,995	2,790,260
383,435	Sweetgreen Inc., pfd., H	11/09/18	4,999,992	5,967,603
41,641	Sweetgreen Inc., pfd., I	9/16/19	712,061	724,046
361,111	Tula eTechnology Inc.	11/01/18	—	—
3,611,111	Tula Technology Inc., E	9/08/17	6,500,000	7,432,818
4,310,344	Wheels Up Partners LLC, pfd., D	5/16/19 - 8/02/19	14,999,997	14,826,036

	Total Restricted Securities (Value is 6.1% of Net Assets)		$135,131,026	$158,382,880

Franklin Small-Mid Cap Growth Fund
866,666	Bill.com, pfd., H	12/21/18	$7,200,001	$8,437,790
7,974,537	DraftKings Inc.	8/07/15 - 3/02/17	21,380,303	22,856,913
2,970,061	Phononic Inc., pfd., F	6/06/19	7,499,998	7,499,998
1,416,913	Proterra Inc., pfd., 5, 144A	9/21/16	7,135,914	12,146,011

	Total Restricted Securities (Value is 1.5% of Net Assets)		$43,216,216	$50,940,712

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8. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. During the period ended October 31, 2019, investments in “affiliated companies” were as follows:

Name of Issuer	Value at Beginning of Period	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Period		Number of Shares Held at End of Period	Dividend Income

Franklin Small Cap Growth Fund
Non-Controlled Affiliates
The KeyW Holding Corp.	$33,592,278	$ —	$(33,325,672)	$7,901,967	$(8,168,573)	$—	[a]	—	$ —
Sportsman’s Warehouse Holdings Inc.	16,003,372	—	(4,247,410)	(2,108,852)	10,234,685	$19,881,795		2,919,500	—

Total Affiliated Securities (Value is 0.8% of Net Assets)	$49,595,650	$ —	$(37,573,082)	$5,793,115	$ 2,066,112	$19,881,795			$ —

aAs of October 31, 2019, no longer held by the fund.

9. Upcoming Acquisitions/Reorganizations

On July 17, 2019, the Board approved a proposal to reorganize Franklin Select U.S. Equity Fund with and into the Franklin Growth Fund, a series of Franklin Custodian Funds, subject to approval by the shareholders of Franklin Select U.S. Equity Fund.

10. Credit Facility

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 7, 2020. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statements of Operations. During the period ended October 31, 2019, the Funds did not use the Global Credit Facility.

11. Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

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•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of October 31, 2019, in valuing the Funds’ assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Franklin Growth Opportunities Fund
Assets:
Investments in Securities:[a]
Equity Investments:[b]
Communication Services	$263,027,672	$—	$5,565,263		$268,592,935
Consumer Discretionary	393,489,092	—	73,180,600		466,669,692
Financials	248,094,238	—	15,820,859		263,915,097
Health Care	653,356,543	—	12,499,983		665,856,526
Industrials	430,146,587	—	29,911,436		460,058,023
Information Technology	1,449,687,017	—	23,093,149		1,472,780,166
All Other Equity Investments	312,443,543	—	—		312,443,543
Short Term Investments	23,783,796	—	—		23,783,796

Total Investments in Securities	$3,774,028,488	$—	$160,071,290		$3,934,099,778

Franklin Select U.S. Equity Fund
Assets:
Investments in Securities:[a]
Equity Investments	$99,964,269	$—	$—		$99,964,269
Short Term Investments	556,102	—	—		556,102

Total Investments in Securities	$100,520,371	$—	$—		$100,520,371

Franklin Small Cap Growth Fund
Assets:
Investments in Securities:[a]
Equity Investments:[b]
Consumer Discretionary	$291,151,661	$—	$124,460,773	[c]	$415,612,434
Industrials	478,310,673	—	27,414,366		505,725,039
Information Technology	565,074,526	—	30,084,817		595,159,343
All Other Equity Investments	1,008,527,005	—	—		1,008,527,005
Short Term Investments	133,938,418	—	—		133,938,418

Total Investments in Securities	$2,477,002,283	$—	$181,959,956		$2,658,962,239

Franklin Small-Mid Cap Growth Fund
Assets:
Investments in Securities:[a]
Equity Investments:[b]
Consumer Discretionary	$570,080,437	$—	$35,002,924		$605,083,361
Financials	269,114,720	—	15,937,788		285,052,508
All Other Equity Investments	2,357,888,620	—	—		2,357,888,620
Short Term Investments	113,865,084	—	—		113,865,084

Total Investments in Securities	$3,310,948,861	$—	$50,940,712		$3,361,889,573

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common and preferred stocks.

cIncludes securities determined to have no value at October 31, 2019.

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11. Fair Value Measurements (continued)

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the period. At October 31, 2019, the reconciliation of assets are as follows:

	Balance at Beginning of Period		Purchases	Sales	Transfer Into(Out of) Level 3	Cost Basis Adjustments	Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Balance at End of Period		Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Period End

Franklin Growth Opportunities Fund
Assets:
Investments in Securities:
Equity Investments:[a]
Communication Services	$4,893,610		$—	$—	$—	$—	$—	$ 671,653	$5,565,263		$ 671,653
Consumer Discretionary	65,366,728		3,720,657	—	—	—	—	4,093,215	73,180,600		4,093,215
Financials	14,395,754		—	—	—	—	—	1,425,105	15,820,859		1,425,105
Health Care	—		12,499,983	—	—	—	—	—	12,499,983		—
Industrials	12,168,487		17,499,998	—	—	—	—	242,951	29,911,436		242,951
Information Technology	20,473,416		3,749,986	—	—	—	—	(1,130,253)	23,093,149		(1,130,253)

Total Investments in Securities	$117,297,995		$37,470,624	$—	$—	$—	$—	$ 5,302,671	$160,071,290		$ 5,302,671

Franklin Small Cap Growth Fund
Assets:
Investments in Securities:
Equity Investments:[a]
Consumer Discretionary	$119,996,881	[b]	$712,061	$—	$—	$—	$—	$ 3,751,831	$124,460,773	[b]	$ 3,751,831
Industrials	12,143,346		14,999,997	—	—	—	—	271,023	27,414,366		271,023
Information Technology	31,063,930		—	—	—	—	—	(979,113)	30,084,817		(979,113)

Total Investments in Securities	$163,204,157		$15,712,058	$—	$—	$—	$—	$ 3,043,741	$181,959,956		$ 3,043,741

Franklin Small-Mid Cap Growth Fund
Assets:
Investments in Securities:
Equity Investments:[a]
Consumer Discretionary	$33,865,637		$—	$—	$—	$—	$—	$ 1,137,287	$35,002,924		$ 1,137,287
Financials	7,677,734		7,499,998	—	—	—	—	760,056	15,937,788		760,056

Total Investments in Securities	$41,543,371		$7,499,998	$—	$—	$—	$—	$ 1,897,343	$50,940,712		$ 1,897,343

aIncludes common and preferred stocks.

bIncludes securities determined to have no value.

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Significant unobservable valuation inputs for material Level 3 financial instruments and impact to fair value as a result of changes in unobservable valuation inputs as of October 31, 2019, are as follows:

Description	Fair Value at End of Period	Valuation Technique	Unobservable Inputs	Amount/ Range (Weighted Averagea)	Impact to Fair Value if Input Increases[b]
Franklin Growth Opportunities Fund
Assets:
Investments in Securities:
Equity Investments:[c]
Communication Services	$5,565,263	Discounted cash flow	NOPAT multiple	19.4x	Increase	[d]
			Discount rate	9.2%	Decrease	[e]
			Discount for lack of marketability	10.7%	Decrease	[d]
Consumer Discretionary	70,703,107	Discounted cash flow	Forward EBITDA growth rate	4.0%	Increase	[e]
			Free cash flow growth rate	2.0%	Increase	[d]
			Discount rate	10.3% - 14.3% (11.4%)	Decrease	[e]
			Discount for lack of marketability	3.3% - 19.0% (10.3%)	Decrease	[d]
			Terminal multiple	32.5x	Increase
Financials	15,820,859	Market comparables	EV / revenue multiple	10.9x	Increase	[e]
			Discount for lack of marketability	7.3%	Decrease	[d]
Industrials	29,911,436	Discounted cash flow	Discount rate	11.5% - 21.4% (15.7%)	Decrease	[d]
			Long term growth rate	3.0% - 5.0% (3.8%)	Increase	[d]
			Discount for lack of marketability	10.9% - 17.0% (14.4%)	Decrease	[d]
Information Technology	19,343,163	Discounted cash flow	Discount rate	10.6%	Decrease	[e]
			Long term growth rate	4.0%	Increase	[e]
			Discount for lack of marketability	10.7%	Decrease	[d]
All Other Investments[f]	18,727,462
Total	$160,071,290

Franklin Small Cap Growth Fund
Assets:
Investments in Securities:
Equity Investments:[c]
Consumer Discretionary	$124,460,773	Discounted cash flow	Forward EBITDA growth rate	4.0%	Increase	[e]
			Free cash flow growth rate	2.0%	Increase
				10.3% - 15.3%
			Discount rate	(11.9%)	Decrease	[e]
			Discount for lack of marketability	3.3% - 19.0% (9.1%)	Decrease	[d]
			Terminal multiple	32.5x	Increase

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11. Fair Value Measurements (continued)

Description	Fair Value at End of Period	Valuation Technique	Unobservable Inputs	Amount/ Range (Weighted Averagea)	Impact to Fair Value if Input Increases[b]
		Market comparables	EV / EBITDA multiple	14.9x - 22.2x	Increase
			EV / revenue multiple	12.3x	Increase	[d]
			Discount for lack of marketability	4.9% - 12.5% (9.0%)	Decrease	[d]
Industrials	27,414,366	Discounted cash flow	Discount rate	11.5% - 21.4% (16.0%)	Decrease	[e]
			Long term growth rate	3.0% - 5.0% (3.9%)	Increase	[d]
			Discount for lack of marketability	10.9% - 17.0% (14.2%)	Decrease	[d]
Information Technology	30,084,817	Market comparables	EV / revenue multiple	3.9x	Increase	[d]
			Discount for lack of marketability	7.3%	Decrease	[d]
		Discounted cash flow	Discount rate	10.6%	Decrease	[e]
			Long term growth rate	4.0%	Increase	[e]
			Discount for lack of marketability	10.7%	Decrease	[d]
All Other Investments[f]	— g
Total	$181,959,956

Franklin Small-Mid Cap Growth Fund
Assets:
Investments in Securities:
Equity Investments:[c]
Consumer Discretionary	$35,002,924	Discounted cash flow	Forward EBITDA growth rate	4.0%	Increase	[e]
			Discount rate	10.3%	Decrease	[e]
			Discount for lack of marketability	3.3%	Decrease	[d]
		Market comparables	Discount for lack of marketability	11.4%	Decrease	[d]
Financials	8,437,790	Market comparables	EV / revenue multiple	10.9x	Increase	[e]
			Discount for lack of marketability	7.3%	Decrease	[d]
All Other Investments[f]	7,499,998
Total	$50,940,712

aWeighted based on the relative fair value of the financial instruments.

bRepresents the directional change in the fair value of the Level 3 financial instruments that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in the input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.

cIncludes common and preferred stocks.

dRepresents a significant impact to fair value but not net assets.

eRepresents a significant impact to fair value and net assets.

fIncludes financial instruments with values derived using private transaction prices or non-public third party pricing information which is unobservable. May also include fair value of immaterial financial instruments developed using various valuation techniques and unobservable inputs.

gIncludes securities determined to have no value at October 31, 2019.

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FRANKLIN STRATEGIC SERIES

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Abbreviations

EBITDA	Earnings before interest, taxes, depreciation and amortization

EV	Enterprise value

NOPAT	Net operating profit after tax

12.   Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio

ADR American Depositary Receipt

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FRANKLIN STRATEGIC SERIES

Shareholder Information

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

Semiannual Report and Shareholder Letter Franklin Strategic Series

Investment Manager	Distributor	Shareholder Services
Franklin Advisers, Inc.	Franklin Templeton Distributors, Inc.	(800) 632-2301
(800) DIAL BEN® / 342-5236
franklintempleton.com

© 2019 Franklin Templeton Investments. All rights reserved.	FSS1 S 12/19

Franklin Biotechnology Discovery Fund	Franklin Natural Resources Fund

Sign up for electronic delivery at franklintempleton.com/edelivery

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

SHAREHOLDER LETTER

Dear Shareholder:

During the six months ended October 31, 2019, the U.S. economy continued to grow, but at a more moderate pace due to concerns about trade and geopolitical stress.

The Standard & Poor’s® 500 Index (S&P 500®) recovered from heightened volatility in May and August 2019, reaching new all-time highs in October amid better-than-expected corporate earnings, investor optimism about a potential U.S.-China trade agreement and the U.S. Federal Reserve’s third successive rate cut. However, markets reflected concerns about tighter regulation of technology companies, U.S. political uncertainties, geopolitical tensions and the impact of trade disputes on global growth and corporate earnings. In this environment, U.S. stocks, as measured by the S&P 500, posted a positive total return for the six-month period.

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

We believe active, professional investment management serves investors well. We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook should be well positioned for the years ahead.

In addition, Franklin Strategic Series’ semiannual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your future investment needs.

Sincerely,

Edward Perks, CFA
President and Chief Executive Officer –
Investment Management
Franklin Strategic Series

This letter reflects our analysis and opinions as of October 31, 2019, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

CFA® is a trademark owned by CFA Institute.
Not FDIC Insured | May Lose Value | No Bank Guarantee

franklintempleton.com	Not part of the semiannual report	1

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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SEMIANNUAL REPORT

Economic and Market Overview

The U.S. economy expanded during the six months ended October 31, 2019. After moderating in 2019’s second quarter, the economy grew faster in the third quarter, aided by consumer spending, housing investment, government spending, inventory investment and exports. The manufacturing sector expanded during the period’s first half, but contracted in the second half. The services sector continued to expand throughout the period. The unemployment rate was 3.6% in April 2019, and though it varied slightly during the six months under review, it ended the period at 3.6%.1 The annual inflation rate, as measured by the Consumer Price Index, decreased from 2.0% in April 2019 to 1.8% at period-end.1

At its July 2019 meeting, the U.S. Federal Reserve (Fed) lowered its target range for the federal funds rate for the first time since December 2008, to 2.00%–2.25%, citing muted inflation pressures and the potential effects of global trade tensions on economic growth. Furthermore, the Fed ended its balance sheet normalization program earlier than previously indicated. The Fed further lowered the federal funds target rate range by 0.25% at its September and October meetings, to 1.50%–1.75%, reiterating the rationale cited at the July meeting.

U.S. equity markets overall rose during the period, benefiting from upbeat economic data and U.S. corporate earnings, the Fed’s interest-rate cuts and investor optimism about further monetary easing. However, markets reflected concerns about tighter regulation of technology companies, U.S. political uncertainties (including the impeachment inquiry into President Donald Trump), geopolitical tensions in certain regions, and the impact of U.S. trade disputes with China and other trading partners on global growth and corporate earnings. These concerns were partly alleviated at certain points during the period by occasional easing of trade tensions and optimism about a potential U.S.-China trade agreement. The broad U.S. stock market, as measured by the Standard & Poor’s® 500 Index (S&P 500®), recovered from heightened volatility in May and August 2019, reaching new all-time highs in October amid a number of better-than-expected corporate earnings reports, investor optimism about a potential phase one of the U.S.-China trade agreement and the Fed’s third successive rate cut.

Overall, the S&P 500 posted a +4.16% total return for the six-month period.2

The foregoing information reflects our analysis and opinions as of October 31, 2019. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. Bureau of Labor Statistics.

2. Morningstar.

See www.franklintempletondatasources.com for additional data provider information.

franklintempleton.com	Semiannual Report	3

Franklin Biotechnology Discovery Fund

This semiannual report for Franklin Biotechnology Discovery Fund covers the period ended October 31, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks capital appreciation by investing at least 80% of its net assets in securities of biotechnology companies and discovery research firms located in the U.S. and other countries.

Performance Overview

The Fund’s Class A shares posted a +4.18% cumulative total return for the six months under review. In comparison, the NASDAQ Biotechnology Index®, which tracks U.S. and international-based biotechnology stocks, posted a +1.10% total return.1 Also in comparison, the Standard & Poor’s 500 Index (S&P 500), which is a broad measure of the U.S. stock market, posted a +4.16% total return.1 You can find the Fund’s long-term performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

We are research-driven, fundamental investors, pursuing a growth strategy. As bottom-up investors focusing primarily on individual securities, we choose companies that have identifiable drivers of future earnings growth and that present, in our opinion, the best trade-off between potential earnings growth, business and financial risk, and valuation. Also, in seeking sustainable growth characteristics, we look for companies that we believe can produce sustainable earnings growth and cash flow growth or the potential to generate income. We rely on a team of analysts to help provide in-depth industry expertise and use both qualitative and quantitative analysis to evaluate companies for distinct and sustainable competitive advantages likely to lead to growth in earnings and/or share price. Competitive

Portfolio Composition

Based on Total Net Assets as of 10/31/19

*Includes common, preferred stocks, escrows and litigation trusts as well as other equity interests.

advantages, such as a particular product niche, proven technology, sound financial position and strong management, are all factors we believe may contribute to strong growth potential.

Manager’s Discussion

During the six months under review, the biotechnology industry experienced some volatility. Please keep in mind that volatility is not uncommon in the biotechnology industry, and we seek to take advantage of short-term volatility by initiating positions or adding to existing holdings in companies we believe are undervalued.

Key contributors to the Fund’s absolute performance included Array BioPharma (not held at period-end), Reata Pharmaceuticals and Iovance Biotherapeutics.

Cancer-focused biopharmaceutical company Array BioPharma was acquired by pharmaceuticals firm Pfizer (not a Fund holding) for a significant premium over the preannouncement stock closing price.

Shares of Reata Pharmaceuticals, a clinical stage biopharmaceutical firm, surged after the company announced positive results for a clinical trial for omaveloxolone, a treatment for neuromuscular disorder Friedreich’s ataxia.

1. Source: Morningstar.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 21.

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FRANKLIN BIOTECHNOLOGY DISCOVERY FUND

Top 10 Holdings

10/31/19

Company Sector/Industry	% of Total Net Assets

Amgen Inc.	8.1%
Biotechnology

Vertex Pharmaceuticals Inc.	6.8%
Biotechnology

Gilead Sciences Inc.	6.1%
Biotechnology

Biogen Inc.	5.2%
Biotechnology

Illumina Inc.	4.8%
Life Sciences Tools & Services

Reata Pharmaceuticals Inc.	4.6%
Pharmaceuticals

GW Pharmaceuticals PLC	4.3%
Pharmaceuticals

Regeneron Pharmaceuticals Inc.	4.1%
Biotechnology

Iovance Biotherapeutics Inc.	3.9%
Biotechnology

Alexion Pharmaceuticals Inc.	3.3%
Biotechnology

Iovance Biotherapeutics’ share price shot up in 2019’s second quarter following promising data from clinical studies of experimental treatments for cervical cancer and melanoma. Some of those gains were reversed in the third quarter as investors moved out of small- and mid-capitalization stocks to large-capitalization stocks, which were perceived as more defensive.

In contrast, key detractors from the Fund’s absolute performance included Alexion Pharmaceuticals, GW Pharmaceuticals and Intercept Pharmaceuticals (not held at period-end).

Alexion Pharmaceuticals is a biopharmaceutical company that focuses on developing treatments for rare disorders. The company’s share price fell due to an August decision by regulators to review patents for Soliris, a blood disorder treatment. We believe that even if generic competitors to Soliris become available, the impact on sales of Ultomiris—the company’s next-generation blood disorder treatment—will be limited, and that the stock is still undervalued at current levels. However, we have reduced our position in the company as we expect the ongoing intellectual property rights proceedings to remain an overhang on its share price in the near term.

Shares of GW Pharmaceuticals, a cannabinoid-based drug developer, shed much of their value due to concerns about sales figures for its leading epilepsy treatment. This occurred despite broad regulatory approval and strong sales in Europe, and we believe the company suffered from general investor skepticism about new biotechnology products. We also believe investors mistakenly associated the company with the wider cannabis industry, which saw a general selloff in the third quarter.

Intercept Pharmaceuticals’ share price declined due to investor concerns about the commercial potential of Ocaliva, a treatment for a liver disease called PBC. After promising test trials, the drug is pending FDA approval to also treat a progressive liver disease known as NASH. While we believe the NASH market could be very large over time, Ocaliva’s position as the first drug approved for the disease could affect early sales as managed health care plans wrestle with coverage criteria and reimbursements. In the longer term, we think the drug’s side effect profile leaves it vulnerable to competition. As a result, we liquidated our position in the company prior to period end.

Thank you for your continued participation in Franklin Biotechnology Discovery Fund. We look forward to serving your future investment needs.

Sincerely,

Evan McCulloch, CFA Lead Portfolio Manager
Wendy Lam, Ph.D. Steven Kornfeld, CFA Portfolio Management Team

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FRANKLIN BIOTECHNOLOGY DISCOVERY FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN BIOTECHNOLOGY DISCOVERY FUND

Performance Summary as of October 31, 2019

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 10/31/191

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]
A4
6-Month	+4.18%	-1.55%
1-Year	+7.75%	+1.82%
5-Year	+6.44%	+0.12%
10-Year	+314.51%	+14.63%

Advisor
6-Month	+4.31%	+4.31%
1-Year	+8.01%	+8.01%
5-Year	+7.75%	+1.50%
10-Year	+325.77%	+15.59%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 8 for Performance Summary footnotes.

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FRANKLIN BIOTECHNOLOGY DISCOVERY FUND

PERFORMANCE SUMMARY

Total Annual Operating Expenses5

Share Class	With Fee Waiver	Without Fee Waiver

A	1.02%	1.04%

Advisor	0.77%	0.79%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. The Fund is a nondiversified fund that concentrates in a single sector, which involves risks such as patent considerations, product liability, government regulatory requirements, and regulatory approval for new drugs and medical products. Biotechnology companies often are small and/or relatively new. Smaller companies can be particularly sensitive to changes in economic conditions and have less certain growth prospects than larger, more established companies and can be volatile, especially over the short term. The Fund may also invest in foreign companies, which involve special risks, including currency fluctuations and political uncertainty. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 8/31/20. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 5.50%.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN BIOTECHNOLOGY DISCOVERY FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual		Hypothetical
		(actual return after expenses)		(5% annual return before expenses)
Share Class	Beginning Account Value 5/1/19	Ending Account Value 10/31/19	Expenses Paid During Period 5/1/19–10/31/191, [2]	Ending Account Value 10/31/19	Expenses Paid During Period 5/1/19–10/31/191, [2]	Net Annualized Expense Ratio[2]
A	$1,000	$1,041.80	$5.18	$1,020.06	$5.13	1.01%
C	$1,000	$1,037.80	$9.02	$1,016.29	$8.92	1.76%
R6	$1,000	$1,043.70	$3.29	$1,021.92	$3.25	0.64%
Advisor	$1,000	$1,043.10	$3.90	$1,021.32	$3.86	0.76%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/366 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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Franklin Natural Resources Fund

This semiannual report for Franklin Natural Resources Fund covers the period ended October 31, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks high total return (total return consists of capital appreciation and current dividend and interest income) by investing, under normal market conditions, at least 80% of its net assets in equity and debt securities of companies that own, produce, refine, process, transport or market natural resources, as well as those that provide related services.

Performance Overview

The Fund’s Class A shares posted a -17.26% cumulative total return for the six months under review. In comparison, the Standard & Poor’s (S&P®) North American Natural Resources Sector Index, which tracks companies involved in industries such as mining, energy, timber and forestry services, and the production of pulp and paper, posted a -7.36% total return.1 Also in comparison, the Standard & Poor’s 500 Index (S&P 500), which is a broad measure of the U.S. stock market, posted a +4.16% total return.1 Please note index performance information is provided for reference and we do not attempt to track any index but rather undertake investments on the basis of fundamental research. The Fund’s strategy, which focuses on companies with higher long-term growth potential, differs from the natural resources index’s large weighting in income-oriented companies that we believe typically provide more limited opportunities for growth. This difference may occasionally lead to wide performance discrepancies, especially in periods when investors focus on short-term safety and yield or, conversely, when investors focus more heavily on companies with stronger growth prospects and greater commodity price leverage. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 14.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from

Geographic Composition

Based on Total Net Assets as of 10/31/19

figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Investment Strategy

We are research-driven, fundamental investors, pursuing a growth strategy. As bottom-up investors focusing primarily on individual securities, we choose companies that have identifiable drivers of future earnings growth and that present, in our opinion, the best trade-off between potential earnings growth, business and financial risk, and valuation. Also, in seeking sustainable growth characteristics, we look for companies that we believe can produce sustainable earnings growth and cash flow growth or the potential to generate income. We rely on a team of analysts to help provide in-depth industry expertise and use both qualitative and quantitative analysis to evaluate companies for distinct and sustainable competitive advantages likely to lead to growth in earnings and/or share price. Competitive advantages, such as a particular product niche, proven technology, sound financial position and strong management, are all factors we believe may contribute to strong growth potential.

1. Source: Morningstar.

The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 28.

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FRANKLIN NATURAL RESOURCES FUND

Sector Overview

Global commodity prices were mixed during the six months ended October 31, 2019, due to slower global industrial production, heightened U.S.-China trade tensions and geopolitical instability. Oil prices ended the period down despite several supply shocks, while precious metals prices increased as investors sought perceived safe-haven assets. The U.S. Federal Reserve’s three interest-rate cuts during the period helped limit the overall commodity decline.

Crude oil prices fell significantly during the period, as both the U.S. and global oil benchmarks—West Texas Intermediate and Brent crude oil, respectively—declined. Prices were driven down by the global economic slowdown amid the U.S.-China trade conflict, which led international organizations to reduce oil demand projections for 2019 and 2020. Rising U.S. oil production and inventory counterbalanced cuts by the Organization of the Petroleum Exporting Countries, drone attacks on Saudi oil facilities, U.S. sanctions on Iran and production drops in Venezuela and Libya.

U.S. natural gas prices rose slightly during the period. Record production levels in 2019’s second quarter and an inventory buildup in the third quarter drove prices down. Warm spring weather early in the period reduced demand for heating fuel, which further depressed prices. A weather-driven rebound in October reversed earlier declines, as a projected U.S. cold snap in November boosted demand for heating fuel. Rising exports and anticipated production cuts associated with a decline in natural gas-focused drilling rigs also contributed to the price surge.

Metals advanced during the period, with the notable exception of copper. Gold prices hit a six-year high in 2019’s third quarter, as investors turned away from equities and bonds against a backdrop of slower global economic growth, political instability in the U.S. and U.K., and expectations of loosening monetary policy. Palladium prices also increased significantly. The metal, a key component in pollution-control devices for automobiles, benefited from increased demand driven by tighter emissions standards, particularly in China. Silver and platinum prices increased as well. Turning to industrial metals, copper prices declined during the period, hitting a multiyear low in the third quarter. Slower global manufacturing and construction activities drove the price decrease. Iron ore prices were volatile during the six months under review, though they ended the period slightly higher. Prices rose in the period’s first half due to lower inventory and higher Chinese steel production driven by government stimulus. However, those gains were significantly trimmed in

Portfolio Composition

Based on Total Net Assets as of 10/31/19

August as Chinese steel production declined in the face of U.S. tariff threats and increased supplies.

Manager’s Discussion

Natural resources equities broadly declined during the period due to slowing global economic growth, international trade conflicts—which included the imposition of tariffs—and declining demand. Energy companies were hit particularly hard, while gold mining companies benefited from rising gold prices as investors sought alternatives to equity markets and paper currency.

In this environment, overweightings and stock selection in oil and gas equipment and services as well as oil and gas exploration and production detracted from relative performance, as investors moved away from companies viewed as having higher exposure to weakening demand trends. This relative underperformance was magnified by a reduction of energy weightings in natural resources indexes. On an individual basis, the Fund’s largest relative detractors included large and, in our opinion, high-quality U.S.-based companies such as Superior Energy Services (not part of the index), Concho Resources and Callon Petroleum.

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FRANKLIN NATURAL RESOURCES FUND

Top 10 Holdings

10/31/19

Company Sector/Industry	% of Total Net Assets

Schlumberger Ltd. Oil & Gas Equipment & Services	3.8%

Diamondback Energy Inc. Oil & Gas Exploration & Production	3.6%

Concho Resources Inc. Oil & Gas Exploration & Production	3.6%

EOG Resources Inc. Oil & Gas Exploration & Production	3.2%

ConocoPhillips Oil & Gas Exploration & Production	3.0%

Occidental Petroleum Corp. Integrated Oil & Gas	3.0%

Halliburton Co. Oil & Gas Equipment & Services	2.9%

Pioneer Natural Resources Co. Oil & Gas Exploration & Production	2.8%

Cabot Oil & Gas Corp. Oil & Gas Exploration & Production	2.8%

Suncor Energy Inc. Integrated Oil & Gas	2.7%

An underweighted position in gold also detracted from relative performance. The sector’s biggest detractors included an underweighted position in Newmont Goldcorp, a U.S.-based mining company with global operations, and our lack of holdings in other well-performing companies.

Turning to contributors, an underweighting in integrated oil and gas—which suffered from similar dynamics to other energy industries—benefited relative results. Our underweighted position in Exxon Mobil was a significant contributor.

An off-benchmark exposure to packaged foods and meats also contributed to relative performance. Beyond Meat (not held at period-end), a leading American plant-based meats producer, is the Fund’s sole holding in the industry. The company’s stock surged following its initial public offering (IPO) in May. Despite the company reporting strong earnings in 2019’s second and third quarters, its share price declined in October after post-IPO trading restrictions were lifted, though it still ended the period up.

Elsewhere, overweighted positions in Canadian gold miners B2Gold and Alamos Gold (not part of the index) and Australian gold miner Newcrest Mining (not part of the index) benefited relative results.

Cash holdings were another relative contributor.

During the period, we chose to leave the Fund’s sector weightings relatively unchanged, while seeking to mitigate risk through a focus on large, relatively stable companies. We see several positive trends throughout the energy sector, including reduced capital investment, growing free cash flow and improving supply fundamentals. We believe the depressed valuations for energy equities, which approached multi-decade lows, are unsustainable in the long term and provide significant investment opportunities.

Thank you for your continued participation in Franklin Natural Resources Fund. We look forward to serving your future investment needs.

Sincerely,

Frederick G. Fromm, CFA

Matthew J. Adams, CFA

Stephen M. Land, CFA

Portfolio Management Team

12	Semiannual Report	franklintempleton.com

FRANKLIN NATURAL RESOURCES FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

franklintempleton.com	Semiannual Report	13

FRANKLIN NATURAL RESOURCES FUND

Performance Summary as of October 31, 2019

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 10/31/191

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 5.50% and the minimum is 0%. Class A: 5.50% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]
A4
6-Month	-17.26%	-21.80%
1-Year	-17.62%	-22.15%
5-Year	-37.44%	-9.98%
10-Year	-25.84%	-3.49%

Advisor
6-Month	-17.14%	-17.14%
1-Year	-17.44%	-17.44%
5-Year	-36.62%	-8.72%
10-Year	-23.75%	-2.67%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 15 for Performance Summary footnotes.

14	Semiannual Report	franklintempleton.com

FRANKLIN NATURAL RESOURCES FUND

    PERFORMANCE SUMMARY

Total Annual Operating Expenses5

Share Class	With Fee Waiver	Without Fee Waiver

A	1.04%	1.04%

Advisor	0.79%	0.79%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Investing in a fund concentrating in the natural resources sector involves special risks, including increased susceptibility to adverse economic and regulatory developments affecting the sector. Growth stock prices may fall dramatically if the company fails to meet projections of earnings or revenue; their prices may be more volatile than other securities, particularly over the short term. Smaller companies can be particularly sensitive to changes in economic conditions and have less certain growth prospects than larger, more established companies and can be volatile, especially over the short term. The Fund may also invest in foreign companies, which involve special risks, including currency fluctuations and political uncertainty. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 8/31/20. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Prior to 9/10/18, these shares were offered at a higher initial sales charge of 5.75%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 5.50%.

5. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN NATURAL RESOURCES FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 5/1/19	Ending Account Value 10/31/19	Expenses Paid During Period 5/1/19–10/31/191, [2]	Ending Account Value 10/31/19	Expenses Paid During Period 5/1/19–10/31/191, [2]	Net Annualized Expense Ratio[2]

A	$1,000	$827.40	$5.10	$1,019.56	$5.63	1.11%
C	$1,000	$824.70	$8.53	$1,015.79	$9.42	1.86%
R6	$1,000	$829.50	$2.94	$1,021.92	$3.25	0.64%
Advisor	$1,000	$828.60	$3.95	$1,020.81	$4.37	0.86%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/366 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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FRANKLIN STRATEGIC SERIES

Financial Highlights

Franklin Biotechnology Discovery Fund

	Six Months Ended October 31, 2019 (unaudited)	Year Ended April 30,
		2019	2018	2017	2016	2015

Class A

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$138.85	$146.14	$147.22	$128.19	$182.30	$129.27

Income from investment operations[a]:

Net investment income (loss)[b]	(0.34)	(0.99)	(0.80)	(0.79)	(0.94)	(1.09)

Net realized and unrealized gains (losses)	6.14	(1.75)	3.32	25.75	(39.39)	60.79

Total from investment operations	5.80	(2.74)	2.52	24.96	(40.33)	59.70

Less distributions from:

Net investment income	—	—	—	(1.73)	—	—

Net realized gains	—	(4.55)	(3.60)	(4.20)	(13.78)	(6.67)

Total distributions	—	(4.55)	(3.60)	(5.93)	(13.78)	(6.67)

Net asset value, end of period	$144.65	$138.85	$146.14	$147.22	$128.19	$182.30

Total return[c]	4.18%	(1.60)%	1.69%	20.02%	(23.55)%	46.81%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	1.03%	1.02%	1.05%	1.04%	0.99%	1.00%

Expenses net of waiver and payments by affiliates[e]	1.01%	1.00%	1.03%	1.02%	0.98%	1.00% [f]

Net investment income (loss)	(0.48)%	(0.67)%	(0.53)%	(0.58)%	(0.56)%	(0.67)%

Supplemental data

Net assets, end of period (000’s)	$886,021	$924,611	$1,081,883	$1,176,687	$1,074,903	$1,601,906

Portfolio turnover rate	18.29%	28.62%	26.95%	34.12%	22.13%	41.43%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	17

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Biotechnology Discovery Fund (continued)

	Six Months Ended October 31, 2019 (unaudited)	Year Ended April 30,
		2019	2018	2017	2016	2015

Class C

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$133.51	$141.75	$143.98	$125.99	$180.67	$129.11

Income from investment operations[a]:

Net investment income (loss)[b]	(0.83)	(2.03)	(1.90)	(1.81)	(2.11)	(2.38)

Net realized and unrealized gains (losses)	5.88	(1.66)	3.27	25.29	(38.79)	60.61

Total from investment operations	5.05	(3.69)	1.37	23.48	(40.90)	58.23

Less distributions from:

Net investment income	—	—	—	(1.29)	—	—

Net realized gains	—	(4.55)	(3.60)	(4.20)	(13.78)	(6.67)

Total distributions	—	(4.55)	(3.60)	(5.49)	(13.78)	(6.67)

Net asset value, end of period	$138.56	$133.51	$141.75	$143.98	$125.99	$180.67

Total return[c]	3.78%	(2.33)%	0.93%	19.14%	(24.09)%	45.76%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	1.78%	1.77%	1.80%	1.79%	1.71%	1.75%

Expenses net of waiver and payments by affiliates[e]	1.76%	1.75%	1.78%	1.77%	1.70%	1.75% [f]

Net investment income (loss)	(1.23)%	(1.42)%	(1.28)%	(1.33)%	(1.28)%	(1.42)%

Supplemental data

Net assets, end of period (000’s)	$43,847	$46,508	$58,433	$53,935	$17,562	$23,051

Portfolio turnover rate	18.29%	28.62%	26.95%	34.12%	22.13%	41.43%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

18	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Biotechnology Discovery Fund (continued)

	Six Months Ended October 31, 2019 (unaudited)	Year Ended April 30,
		2019	2018	2017	2016	2015

Class R6

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$143.83	$150.65	$151.03	$131.37	$185.75	$131.09

Income from investment operations[a]:

Net investment income (loss)[b]	(0.08)	(0.46)	(0.17)	(0.25)	(0.32)	(0.45)

Net realized and unrealized gains (losses)	6.36	(1.81)	3.39	26.41	(40.28)	61.78

Total from investment operations	6.28	(2.27)	3.22	26.16	(40.60)	61.33

Less distributions from:

Net investment income	—	—	—	(2.30)	—	—

Net realized gains	—	(4.55)	(3.60)	(4.20)	(13.78)	(6.67)

Total distributions	—	(4.55)	(3.60)	(6.50)	(13.78)	(6.67)

Net asset value, end of period	$150.11	$143.83	$150.65	$151.03	$131.37	$185.75

Total return[c]	4.37%	(1.24)%	2.11%	20.50%	(23.24)%	47.40%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.73%	0.70%	0.65%	0.63%	0.60%	0.60%

Expenses net of waiver and payments by affiliates[e]	0.64%	0.63%	0.61%	0.61%	0.59%	0.60% [f]

Net investment income (loss)	(0.11)%	(0.30)%	(0.11)%	(0.17)%	(0.17)%	(0.27)%

Supplemental data

Net assets, end of period (000’s)	$5,313	$6,164	$8,307	$8,891	$5,568	$76,436

Portfolio turnover rate	18.29%	28.62%	26.95%	34.12%	22.13%	41.43%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	19

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Biotechnology Discovery Fund (continued)

	Six Months Ended October 31, 2019 (unaudited)	Year Ended April 30,
		2019	2018	2017	2016	2015

Advisor Class

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$142.56	$149.54	$150.20	$130.67	$185.12	$130.86

Income from investment operations[a]:

Net investment income (loss)[b]	(0.17)	(0.63)	(0.45)	(0.46)	(0.55)	(0.70)

Net realized and unrealized gains (losses)	6.31	(1.80)	3.39	26.27	(40.12)	61.63

Total from investment operations	6.14	(2.43)	2.94	25.81	(40.67)	60.93

Less distributions from:

Net investment income	—	—	—	(2.08)	—	—

Net realized gains	—	(4.55)	(3.60)	(4.20)	(13.78)	(6.67)

Total distributions	—	(4.55)	(3.60)	(6.28)	(13.78)	(6.67)

Net asset value, end of period	$148.70	$142.56	$149.54	$150.20	$130.67	$185.12

Total return[c]	4.31%	(1.36)%	1.94%	20.32%	(23.36)%	47.17%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.78%	0.77%	0.80%	0.79%	0.75%	0.75%

Expenses net of waiver and payments by affiliates[e]	0.76%	0.75%	0.78%	0.77%	0.74%	0.75% [f]

Net investment income (loss)	(0.23)%	(0.42)%	(0.28)%	(0.33)%	(0.32)%	(0.42)%

Supplemental data

Net assets, end of period (000’s)	$148,308	$153,874	$180,219	$159,894	$93,263	$167,035

Portfolio turnover rate	18.29%	28.62%	26.95%	34.12%	22.13%	41.43%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fBenefit of waiver and payments by affiliates rounds to less than 0.01%.

20	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

Statement of Investments, October 31, 2019 (unaudited)

Franklin Biotechnology Discovery Fund

	Country	Shares/ Warrants	Value

Common Stocks and Other Equity Interests 97.9%
Biotechnology 79.2%
[a] Acadia Pharmaceuticals Inc.	United States	294,600	$12,493,986
[a] Acceleron Pharma Inc.	United States	131,500	5,900,405
[a] Alector Inc.	United States	218,400	3,677,856
[a] Alexion Pharmaceuticals Inc.	United States	340,800	35,920,320
[a,b] Allogene Therapeutics Inc., 144A	United States	326,797	9,411,754
[a] Alnylam Pharmaceuticals Inc.	United States	77,200	6,696,328
[a] Amarin Corp. PLC, ADR	Ireland	162,300	2,664,966
Amgen Inc.	United States	411,800	87,816,350
[a] Amicus Therapeutics Inc.	United States	776,900	6,549,267
[a] Argenx SE, ADR	Netherlands	186,125	22,792,867
[a] Ascendis Pharma AS, ADR	Denmark	257,700	28,496,466
[a] Assembly Biosciences Inc.	United States	186,900	3,085,719
[a] Audentes Therapeutics Inc.	United States	87,500	2,353,750
[a,c] Aurinia Pharmaceuticals Inc.	Canada	536,900	2,609,334
[a] Biogen Inc.	United States	189,261	56,534,153
[a] BioMarin Pharmaceutical Inc.	United States	341,156	24,976,031
[a] Bluebird Bio Inc.	United States	57,800	4,681,800
[a,c] Bridgebio Pharma Inc.	United States	136,000	3,074,960
[a,c] CRISPR Therapeutics AG	Switzerland	166,314	8,377,236
[a] Deciphera Pharmaceuticals Inc.	United States	428,991	19,021,461
[a] Fate Therapeutics Inc.	United States	912,346	13,639,573
[a] G1 Therapeutics Inc.	United States	398,426	8,454,600
Gilead Sciences Inc.	United States	1,042,000	66,385,820
[a] Global Blood Therapeutics Inc.	United States	434,500	20,834,275
[a] Gossamer Bio Inc.	United States	242,900	4,997,667
[a] Heron Therapeutics Inc.	United States	1,657,077	35,212,886
[a] Homology Medicines Inc.	United States	138,400	1,817,192
[a] Immunomedics Inc.	United States	348,700	5,579,200
[a] Insmed Inc.	United States	260,200	4,837,118
[a,d,e] Intarcia Therapeutics Inc., DD	United States	80,195	634,441
[a] Ionis Pharmaceuticals Inc.	United States	102,400	5,705,728
[a] Iovance Biotherapeutics Inc.	United States	1,990,500	42,059,265
[a] KalVista Pharmaceuticals Inc.	United States	105,900	1,122,540
[a] Kezar Life Sciences Inc.	United States	128,850	418,763
[a,c] LogicBio Therapeutics Inc.	United States	280,700	2,792,965
[a] Minerva Neurosciences Inc.	United States	492,400	2,333,976
[a] Mirati Therapeutics Inc.	United States	123,851	11,664,287
[a] MorphoSys AG, ADR	Germany	275,700	7,504,554
[a] Neurocrine Biosciences Inc.	United States	326,800	32,513,332
[a] Pfenex Inc.	United States	870,884	8,029,550
[a] Portola Pharmaceuticals Inc.	United States	558,200	16,137,562
[a] Precision BioSciences Inc.	United States	125,040	811,510
[a,b] Precision BioSciences Inc., 144A	United States	425,322	2,760,340
[a] Principia Biopharma Inc.	United States	92,600	3,269,706
[a] PTC Therapeutics Inc.	United States	704,200	28,794,738
[a] Regeneron Pharmaceuticals Inc.	United States	143,409	43,923,309
[a] REGENXBIO Inc.	United States	123,076	4,392,582

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FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Biotechnology Discovery Fund (continued)

	Country	Shares/ Warrants	Value

Common Stocks and Other Equity Interests (continued)
Biotechnology (continued)
[a] Rocket Pharmaceuticals Inc.	United States	178,571	$2,596,422
[a] Sage Therapeutics Inc.	United States	144,470	19,597,355
[a] Sarepta Therapeutics Inc.	United States	65,400	5,432,124
[a] SpringWorks Therapeutics Inc.	United States	76,800	1,466,880
[a] Ultragenyx Pharmaceutical Inc.	United States	66,100	2,653,254
[a] uniQure NV	Netherlands	206,000	10,308,240
[a] Vertex Pharmaceuticals Inc.	United States	377,000	73,695,960
[a,c] Viela Bio Inc.	United States	151,600	3,297,300
[a] Xencor Inc.	United States	178,132	6,093,896
[a,c] Zymeworks Inc.	Canada	259,120	8,947,414

			857,851,333

Life Sciences Tools & Services 4.8%
[a] Illumina Inc.	United States	176,000	52,011,520

Pharmaceuticals 13.9%
[a] Aerie Pharmaceuticals Inc.	United States	401,600	8,911,504
[a,c] Cara Therapeutics Inc.	United States	227,000	4,712,520
[a] Collegium Pharmaceutical Inc.	United States	403,450	4,841,400
[a] Cymabay Therapeutics Inc.	United States	438,356	1,968,218
[a] Dermira Inc.	United States	538,268	3,601,013
[a] GW Pharmaceuticals PLC, ADR	United Kingdom	344,200	46,060,844
[a,c] Iterum Therapeutics PLC	United States	33,648	90,850
[a] Marinus Pharmaceuticals Inc.	United States	201,856	236,172
[a] Odonate Therapeutics Inc.	United States	322,082	10,229,324
[a,c] Optinose Inc.	United States	230,300	1,800,946
[a] Reata Pharmaceuticals Inc.	United States	242,600	49,995,008
[a] Revance Therapeutics Inc.	United States	647,300	10,136,718
[a,c] TherapeuticsMD Inc.	United States	2,847,040	7,573,126
[a] Trevi Therapeutics Inc.	United States	223,709	659,942

			150,817,585

Total Common Stocks and Other Equity Interests (Cost $646,879,709)			1,060,680,438

Preferred Stocks (Cost $2,821,056) 0.1%
Biotechnology 0.1%
[a,d,e] Metacrine Inc., pfd., C	United States	1,330,687	1,840,276

Escrows and Litigation Trusts (Cost $2,090,611) 0.1%
[a,d] True North Therapeutics Inc., Escrow Account	United States	759,880	934,769

Total Investments before Short Term Investments (Cost $651,791,376)			1,063,455,483

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FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Biotechnology Discovery Fund (continued)

	Country	Shares	Value

Short Term Investments 3.6%

Money Market Funds (Cost $23,312,168) 2.2%
[f,g] Institutional Fiduciary Trust Money Market Portfolio, 1.56%	United States	23,312,168	$23,312,168

[h] Investments from Cash Collateral Received for Loaned Securities 1.4%
Money Market Funds (Cost $15,396,633) 1.4%
[f,g] Institutional Fiduciary Trust Money Market Portfolio, 1.56%	United States	15,396,633	15,396,633

Total Investments (Cost $690,500,177) 101.7%			1,102,164,284
Other Assets, less Liabilities (1.7)%			(18,675,497)

Net Assets 100.0%			$1,083,488,787

See Abbreviations on page 45.

aNon-income producing.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At October 31, 2019, the aggregate value of these securities was $12,172,094, representing 1.1% of net assets.

cA portion or all of the security is on loan at October 31, 2019. See Note 1(c).

dFair valued using significant unobservable inputs. See Note 10 regarding fair value measurements.

eSee Note 8 regarding restricted securities.

fSee Note 3(f) regarding investments in affiliated management investment companies.

gThe rate shown is the annualized seven-day effective yield at period end.

hSee Note 1(c) regarding securities on loan.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	23

FRANKLIN STRATEGIC SERIES

Financial Highlights

Franklin Natural Resources Fund

	Six Months Ended October 31, 2019 (unaudited)	Year Ended April 30,
		2019	2018		2017		2016	2015

Class A

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$23.58	$27.96	$25.11		$25.02		$31.46	$39.79

Income from investment operations[a]:

Net investment income[b]	0.17	0.31	0.39	[c]	0.20		0.29	0.23

Net realized and unrealized gains (losses)	(4.24)	(4.20)	2.77		0.17		(6.55)	(8.27)

Total from investment operations	(4.07)	(3.89)	3.16		0.37		(6.26)	(8.04)

Less distributions from:

Net investment income	—	(0.49)	(0.31)		(0.28)		(0.18)	(0.29)

Net asset value, end of period	$19.51	$23.58	$27.96		$25.11		$25.02	$31.46

Total return[d]	(17.26)%	(13.69)%	12.74%		1.37%		(19.80)%	(20.07)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	1.11%	1.03%	1.13%		1.06%		1.14%	1.08%

Expenses net of waiver and payments by affiliates	1.11% [f,g]	1.03% [f,g]	1.13%	[f,g]	1.05%	[f]	1.13%	1.08% [f,g]

Net investment income	1.61%	1.21%	1.56%	[c]	0.79%		1.22%	0.67%

Supplemental data

Net assets, end of period (000’s)	$180,285	$247,362	$344,695		$398,703		$461,596	$572,518

Portfolio turnover rate	9.97%	29.83%	29.98%		29.74%		35.77%	30.05%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.16 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.91%.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

24	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Natural Resources Fund (continued)

	Six Months Ended October 31, 2019 (unaudited)	Year Ended April 30,
		2019	2018		2017		2016	2015

Class C

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$22.82	$27.17	$24.28		$24.25		$30.46	$38.39

Income from investment operations[a]:

Net investment income (loss)[b]	0.09	0.11	0.20	[c]	0.01		0.11	(0.01)

Net realized and unrealized gains (losses)	(4.09)	(4.07)	2.69		0.15		(6.31)	(7.91)

Total from investment operations	(4.00)	(3.96)	2.89		0.16		(6.20)	(7.92)

Less distributions from:

Net investment income	—	(0.39)	—		(0.13)		(0.01)	(0.01)

Net asset value, end of period	$18.82	$22.82	$27.17		$24.28		$24.25	$30.46

Total return[d]	(17.53)%	(14.37)%	11.90%		0.63%		(20.37)%	(20.63)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	1.86%	1.78%	1.88%		1.81%		1.87%	1.78%

Expenses net of waiver and payments by affiliates	1.86% [f,g]	1.78% [f,g]	1.88%	[f,g]	1.80%	[f]	1.86%	1.78% [f,g]

Net investment income (loss)	0.86%	0.46%	0.81%	[c]	0.04%		0.49%	(0.03)%

Supplemental data

Net assets, end of period (000’s)	$34,729	$49,620	$83,814		$96,835		$107,724	$123,735

Portfolio turnover rate	9.97%	29.83%	29.98%		29.74%		35.77%	30.05%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.16 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 0.16%.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	25

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Natural Resources Fund (continued)

	Six Months Ended October 31, 2019 (unaudited)	Year Ended April 30,
		2019	2018		2017		2016	2015

Class R6

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$25.22	$29.79	$26.87		$26.73		$33.62	$42.58

Income from investment operations[a]:

Net investment income[b]	0.28	0.45	0.57	[c]	0.47		0.51	0.46

Net realized and unrealized gains (losses)	(4.58)	(4.49)	2.95		0.04		(7.06)	(8.92)

Total from investment operations	(4.30)	(4.04)	3.52		0.51		(6.55)	(8.46)

Less distributions from:

Net investment income	—	(0.53)	(0.60)		(0.37)		(0.34)	(0.50)

Net asset value, end of period	$20.92	$25.22	$29.79		$26.87		$26.73	$33.62

Total return[d]	(17.05)%	(13.31)%	13.37%		1.89%		(19.31)%	(19.61)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.69%	0.62%	0.64%		0.83%		0.60%	0.55%

Expenses net of waiver and payments by affiliates	0.64% [f]	0.59% [f]	0.57%	[f]	0.54%	[f]	0.55%	0.54% [f]

Net investment income	2.08%	1.65%	2.12%	[c]	1.30%		1.80%	1.21%

Supplemental data

Net assets, end of period (000’s)	$851	$15,627	$15,866		$218		$15	$439

Portfolio turnover rate	9.97%	29.83%	29.98%		29.74%		35.77%	30.05%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.16 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.47%.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

26	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Natural Resources Fund (continued)

	Six Months Ended October 31, 2019 (unaudited)	Year Ended April 30,
		2019	2018		2017		2016	2015

Advisor Class

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$25.20	$29.80	$26.81		$26.71		$33.63	$42.52

Income from investment operations[a]:

Net investment income[b]	0.21	0.40	0.49	[c]	0.29		0.36	0.35

Net realized and unrealized gains (losses)	(4.53)	(4.49)	2.95		0.17		(7.00)	(8.85)

Total from investment operations	(4.32)	(4.09)	3.44		0.46		(6.64)	(8.50)

Less distributions from:

Net investment income	—	(0.51)	(0.45)		(0.36)		(0.28)	(0.39)

Net asset value, end of period	$20.88	$25.20	$29.80		$26.81		$26.71	$33.63

Total return[d]	(17.14)%	(13.50)%	13.04%		1.64%		(19.60)%	(19.81)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.86%	0.78%	0.88%		0.81%		0.87%	0.78%

Expenses net of waiver and payments by affiliates	0.86% [f,g]	0.78% [f,g]	0.88%	[f,g]	0.80%	[f]	0.86%	0.78% [f,g]

Net investment income	1.86%	1.46%	1.81%[c]		1.04%		1.49%	0.97%

Supplemental data

Net assets, end of period (000’s)	$40,909	$62,639	$78,443		$94,070		$90,185	$79,307

Portfolio turnover rate	9.97%	29.83%	29.98%		29.74%		35.77%	30.05%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cNet investment income per share includes approximately $0.16 per share related to income received in the form of special dividends in connection with certain Fund holdings. Excluding this amount, the ratio of net investment income to average net assets would have been 1.16%.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gBenefit of waiver and payments by affiliates rounds to less than 0.01%.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	27

FRANKLIN STRATEGIC SERIES

Statement of Investments, October 31, 2019 (unaudited)

Franklin Natural Resources Fund

	Country	Shares	Value

Common Stocks 99.6%
Aluminum 0.3%
[a] Alcoa Corp.	United States	43,200	$898,128

Commodity Chemicals 0.3%
Dow Inc.	United States	16,000	807,840

Copper 4.8%
Antofagasta PLC	United Kingdom	354,400	3,981,380
First Quantum Minerals Ltd.	Zambia	190,000	1,606,305
Freeport-McMoRan Inc.	United States	314,500	3,088,390
[a] Imperial Metals Corp.	Canada	364,500	503,904
Lundin Mining Corp.	Chile	400,300	2,022,024
Sandfire Resources NL	Australia	250,267	1,002,496

			12,204,499

Diversified Chemicals 1.0%
BASF SE	Germany	32,500	2,473,150

Diversified Metals & Mining 8.3%
Anglo American PLC	United Kingdom	107,500	2,759,594
BHP Group PLC, ADR	United Kingdom	119,100	5,052,222
Glencore PLC	Switzerland	1,394,100	4,201,629
Hudbay Minerals Inc.	Canada	181,400	658,634
[a,b] Nautilus Minerals Inc.	Canada	3,895,831	—
Nexa Resources SA	Peru	100,000	1,069,000
Rio Tinto PLC, ADR	Australia	56,100	2,917,761
South32 Ltd.	Australia	829,300	1,457,990
Teck Resources Ltd., B	Canada	207,200	3,279,976

			21,396,806

Fertilizers & Agricultural Chemicals 1.1%
Corteva Inc.	United States	38,800	1,023,544
Nutrien Ltd.	Canada	38,600	1,844,694

			2,868,238

Gold 5.4%
Agnico Eagle Mines Ltd.	Canada	35,300	2,170,555
Alamos Gold Inc., A	Canada	337,000	1,835,389
[a] B2Gold Corp.	Canada	568,900	2,000,765
Barrick Gold Corp.	Canada	156,691	2,720,156
[a] Guyana Goldfields Inc.	Canada	1,122,300	451,818
Newcrest Mining Ltd.	Australia	84,000	1,812,702
Newmont Goldcorp Corp.	United States	51,215	2,034,772
OceanaGold Corp.	Australia	329,810	791,644

			13,817,801

Integrated Oil & Gas 13.4%
Chevron Corp.	United States	58,100	6,747,734
Exxon Mobil Corp.	United States	56,600	3,824,462
Occidental Petroleum Corp.	United States	186,900	7,569,450
Royal Dutch Shell PLC, A, ADR	United Kingdom	111,021	6,435,887
Suncor Energy Inc.	Canada	236,300	7,028,871

28	Semiannual Report	franklintempleton.com

FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Natural Resources Fund (continued)

	Country	Shares	Value

Common Stocks (continued)
Integrated Oil & Gas (continued)
Total SA, B, ADR	France	51,810	$2,726,760

			34,333,164

Oil & Gas Drilling 1.1%
Patterson-UTI Energy Inc.	United States	324,500	2,699,840

Oil & Gas Equipment & Services 17.9%
[a] Apergy Corp.	United States	38,100	958,977
Baker Hughes Co., A	United States	292,100	6,250,940
[a] Cactus Inc.	United States	46,500	1,381,980
[a] Dril-Quip Inc.	United States	27,100	1,111,642
Halliburton Co.	United States	389,235	7,492,774
Hunting PLC	United Kingdom	116,500	593,115
Liberty Oilfield Services Inc., A	United States	211,500	1,947,915
[a] NexTier Oilfield Solutions Inc.	United States	130,160	562,291
[a] Nine Energy Service Inc.	United States	102,650	579,973
[a] Oceaneering International Inc.	United States	120,300	1,703,448
[a] Oil States International Inc.	United States	253,166	3,612,679
[a] ProPetro Holding Corp.	United States	47,500	368,125
[a] Ranger Energy Services Inc.	United States	154,157	847,864
Schlumberger Ltd.	United States	297,047	9,710,466
Schoeller-Bleckmann Oilfield Equipment AG	Austria	22,600	1,290,536
[a] Select Energy Services Inc.	United States	242,100	1,839,960
[a] Superior Energy Services Inc.	United States	786,100	314,440
TechnipFMC PLC	United Kingdom	272,300	5,372,479

			45,939,604

Oil & Gas Exploration & Production 30.1%
Cabot Oil & Gas Corp., A	United States	379,800	7,079,472
[a] Cairn Energy PLC	United Kingdom	1,259,500	2,901,019
[a] Callon Petroleum Co.	United States	1,078,400	4,097,920
Canadian Natural Resources Ltd.	Canada	244,000	6,155,139
Concho Resources Inc.	United States	136,100	9,189,472
ConocoPhillips	United States	141,500	7,810,800
Diamondback Energy Inc.	United States	107,600	9,227,776
EOG Resources Inc.	United States	118,200	8,192,442
Hess Corp.	United States	56,200	3,695,150
[a] Jagged Peak Energy Inc.	United States	340,516	2,414,258
Noble Energy Inc.	United States	352,300	6,785,298
Pioneer Natural Resources Co.	United States	58,700	7,221,274
[a] WPX Energy Inc.	United States	250,000	2,495,000

			77,265,020

Oil & Gas Refining & Marketing 6.2%
HollyFrontier Corp.	United States	20,100	1,104,294
Marathon Petroleum Corp.	United States	89,000	5,691,550
Phillips 66	United States	40,400	4,719,528
Valero Energy Corp.	United States	44,400	4,305,912

			15,821,284

franklintempleton.com	Semiannual Report	29

FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Natural Resources Fund (continued)

	Country	Shares	Value

Common Stocks (continued)
Oil & Gas Storage & Transportation 6.9%
Enbridge Inc.	Canada	55,447	$2,018,825
Kinder Morgan Inc.	United States	117,100	2,339,658
ONEOK Inc.	United States	34,500	2,409,135
Targa Resources Corp.	United States	124,500	4,840,560
TC Energy Corp.	Canada	50,600	2,546,698
The Williams Cos. Inc.	United States	162,300	3,620,913

			17,775,789

Paper Packaging 0.7%
Packaging Corp. of America	United States	16,900	1,849,874

Pharmaceuticals 0.2%
[a] Elanco Animal Health Inc.	United States	17,600	475,552

Specialty Chemicals 1.4%
Albemarle Corp.	United States	41,700	2,532,859
DuPont de Nemours Inc.	United States	16,700	1,100,697

			3,633,556

Trading Companies & Distributors 0.5%
[a] Univar Solutions Inc.	United States	65,000	1,394,900

Total Common Stocks (Cost $263,632,325)			255,655,045

Short Term Investments (Cost $1,613,452) 0.6%

Money Market Funds 0.6%
[c,d] Institutional Fiduciary Trust Money Market Portfolio, 1.56%	United States	1,613,452	1,613,452

Total Investments (Cost $265,245,777) 100.2%			257,268,497
Other Assets, less Liabilities (0.2)%			(493,848)

Net Assets 100.0%			$256,774,649

See Abbreviations on page 45.

aNon-income producing.

bFair valued using significant unobservable inputs. See Note 10 regarding fair value measurements.

cSee Note 3(f) regarding investments in affiliated management investment companies.

dThe rate shown is the annualized seven-day effective yield at period end.

30	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES
FINANCIAL STATEMENTS

Statements of Assets and Liabilities

October 31, 2019 (unaudited)

	Franklin Biotechnology Discovery Fund	Franklin Natural Resources Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$ 651,791,376	$ 263,632,325
Cost - Non-controlled affiliates (Note 3f)	38,708,801	1,613,452

Value - Unaffiliated issuers+	$1,063,455,483	$ 255,655,045
Value - Non-controlled affiliates (Note 3f)	38,708,801	1,613,452
Receivables:
Investment securities sold **	133,396	—
Capital shares sold	481,971	58,720
Dividends and interest	161,715	301,832
Due from custodian	105,000	—
Other assets	372	120

Total assets	1,103,046,738	257,629,169

Liabilities:
Payables:
Investment securities purchased	1,524,785	93,896
Capital shares redeemed	1,430,880	349,894
Management fees	498,833	120,800
Distribution fees	213,210	69,896
Transfer agent fees	284,092	111,562
Trustees’ fees and expenses	2,613	1,151
Reports to shareholders	77,029	48,208
Funds advanced by custodian	—	40,532
Payable upon return of securities loaned	15,501,633	—
Accrued expenses and other liabilities	24,876	18,581

Total liabilities	19,557,951	854,520

Net assets, at value	$1,083,488,787	$ 256,774,649

Net assets consist of:
Paid-in capital	$ 573,389,729	$ 432,727,681
Total distributable earnings (loss)	510,099,058	(175,953,032)

Net assets, at value	$1,083,488,787	$ 256,774,649

+Includes securities loaned	$ 15,292,708	$ —
**Includes securities loaned	$ 50,537	$ —

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	31

FRANKLIN STRATEGIC SERIES

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (continued)

October 31, 2019 (unaudited)

	Franklin Biotechnology Discovery Fund	Franklin Natural Resources Fund

Class A:
Net assets, at value	$886,020,902	$180,285,130

Shares outstanding	6,125,289	9,238,828

Net asset value per share[a]	$144.65	$19.51

Maximum offering price per share (net asset value per share ÷ 94.50%)	$153.07	$20.65

Class C:
Net assets, at value	$ 43,847,125	$ 34,729,444

Shares outstanding	316,450	1,845,555

Net asset value and maximum offering price per share[a]	$138.56	$18.82

Class R6:
Net assets, at value	$ 5,313,127	$ 851,168

Shares outstanding	35,394	40,687

Net asset value and maximum offering price per share	$150.11	$20.92

Advisor Class:
Net assets, at value	$148,307,633	$ 40,908,907

Shares outstanding	997,332	1,958,902

Net asset value and maximum offering price per share	$148.70	$ 20.88

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

32	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

FINANCIAL STATEMENTS

Statements of Operations

for the six months ended October 31, 2019 (unaudited)

	Franklin Biotechnology Discovery Fund	Franklin Natural Resources Fund

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$ 1,845,134	$ 4,073,139
Non-controlled affiliates (Note 3f)	453,625	21,829
Income from securities loaned:
Unaffiliated issuers (net of fees and rebates)	420,625	133,906
Non-controlled affiliates (Note 3f)	213,728	2,928

Total investment income	2,933,112	4,231,802

Expenses:
Management fees (Note 3a)	3,314,035	826,289
Distribution fees: (Note 3c)
Class A	1,135,412	261,425
Class C	227,277	205,187
Transfer agent fees: (Note 3e)
Class A	672,942	261,712
Class C	33,667	51,342
Class R6	2,814	4,015
Advisor Class	112,284	63,430
Custodian fees (Note 4)	4,359	4,203
Reports to shareholders	79,151	48,221
Registration and filing fees	45,498	44,847
Professional fees	28,884	24,230
Trustees’ fees and expenses	9,658	3,291
Other	15,013	8,737

Total expenses	5,680,994	1,806,929
Expense reductions (Note 4)	(195)	(212)
Expenses waived/paid by affiliates (Note 3f and 3g)	(125,121)	(6,821)

Net expenses	5,555,678	1,799,896

Net investment income (loss)	(2,622,566)	2,431,906

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	48,706,556	(15,299,839)
Foreign currency transactions	—	4,013

Net realized gain (loss)	48,706,556	(15,295,826)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(1,673,793)	(48,486,687)
Translation of other assets and liabilities denominated in foreign currencies	—	(2,434)

Net change in unrealized appreciation (depreciation)	(1,673,793)	(48,489,121)

Net realized and unrealized gain (loss)	47,032,763	(63,784,947)

Net increase (decrease) in net assets resulting from operations	$44,410,197	$(61,353,041)

*Foreign taxes withheld on dividends	$ —	$ 169,490

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	33

FRANKLIN STRATEGIC SERIES

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Franklin Biotechnology Discovery Fund		Franklin Natural Resources Fund

	Six Months Ended October 31, 2019 (unaudited)	Year Ended April 30, 2019	Six Months Ended October 31, 2019 (unaudited)	Year Ended April 30, 2019

Increase (decrease) in net assets:
Operations:
Net investment income (loss)	$ (2,622,566)	$ (8,485,404)	$ 2,431,906	$ 5,068,646
Net realized gain (loss)	48,706,556	59,100,885	(15,295,826)	3,219,567
Net change in unrealized appreciation (depreciation)	(1,673,793)	(69,695,618)	(48,489,121)	(76,614,204)

Net increase (decrease) in net assets resulting from operations	44,410,197	(19,080,137)	(61,353,041)	(68,325,991)

Distributions to shareholders:
Class A	—	(31,140,117)	—	(5,445,964)
Class C	—	(1,654,793)	—	(929,534)
Class R6	—	(198,908)	—	(313,292)
Advisor Class	—	(5,381,467)	—	(1,289,908)

Total distributions to shareholders	—	(38,375,285)	—	(7,978,698)

Capital share transactions: (Note 2)
Class A	(74,882,066)	(112,026,697)	(25,884,710)	(46,670,690)
Class C	(4,320,457)	(9,069,507)	(6,627,100)	(22,834,504)
Class R6	(1,120,568)	(1,820,119)	(12,985,407)	2,159,944
Advisor Class	(11,755,689)	(17,313,109)	(11,623,601)	(3,919,165)

Total capital share transactions	(92,078,780)	(140,229,432)	(57,120,818)	(71,264,415)

Net increase (decrease) in net assets	(47,668,583)	(197,684,854)	(118,473,859)	(147,569,104)
Net assets:
Beginning of period	1,131,157,370	1,328,842,224	375,248,508	522,817,612

End of period	$1,083,488,787	$1,131,157,370	$ 256,774,649	$ 375,248,508

34	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Franklin Strategic Series (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of twelve separate funds, two of which are included in this report (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Funds offer four classes of shares: Class A, Class C, Class R6 and Advisor Class. Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Funds may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Investments in open-end mutual funds are valued at the closing NAV.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Funds’ business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Funds’ portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Funds. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting

Policies (continued)

a. Financial Instrument Valuation (continued)

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Funds’ NAV is not calculated, which could result in differences between the value of the Funds’ portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Funds for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

Certain or all Funds participate in an agency based securities lending program to earn additional income. The Fund receives cash collateral against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. The collateral is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Funds. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statements of Operations. The Fund bears the market risk with respect to the collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At October 31, 2019, the Franklin Natural Resources Fund had no securities on loan.

d. Income and Deferred Taxes

It is each Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which the Funds invest. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply, certain or all Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Each Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of October 31, 2019, each Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Funds. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

2. Shares of Beneficial Interest

At October 31, 2019, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Franklin Biotechnology		Franklin Natural
	Discovery Fund		Resources Fund

	Shares	Amount	Shares	Amount

Class A Shares:
Six Months ended October 31, 2019
Shares sold[a]	252,206	$35,453,133	407,740	$8,550,578
Shares redeemed	(786,082)	(110,335,199)	(1,660,730)	(34,435,288)

Net increase (decrease)	(533,876)	$(74,882,066)	(1,252,990)	$(25,884,710)

Year ended April 30, 2019
Shares sold[a]	721,089	$106,972,540	1,281,103	$32,532,375
Shares issued in reinvestment of distributions	232,391	29,692,637	256,254	5,342,901
Shares redeemed	(1,697,525)	(248,691,874)	(3,371,926)	(84,545,966)

Net increase (decrease)	(744,045)	$(112,026,697)	(1,834,569)	$(46,670,690)

Class C Shares:
Six Months ended October 31, 2019
Shares sold	20,544	$2,774,311	62,788	$1,261,837
Shares redeemed[a]	(52,451)	(7,094,768)	(391,388)	(7,888,937)

Net increase (decrease)	(31,907)	$(4,320,457)	(328,600)	$(6,627,100)

Year ended April 30, 2019
Shares sold	72,561	$10,442,091	324,962	$7,969,298
Shares issued in reinvestment of distributions	13,364	1,646,340	45,232	915,493
Shares redeemed[a]	(149,801)	(21,157,938)	(1,280,715)	(31,719,295)

Net increase (decrease)	(63,876)	$(9,069,507)	(910,521)	$(22,834,504)

Class R6 Shares:
Six Months ended October 31, 2019
Shares sold	4,160	$619,233	65,340	$1,507,489
Shares redeemed	(11,626)	(1,739,801)	(644,389)	(14,492,896)

Net increase (decrease)	(7,466)	$(1,120,568)	(579,049)	$(12,985,407)

Year ended April 30, 2019
Shares sold	14,632	$2,320,850	331,245	$8,552,092
Shares issued in reinvestment of distributions	1,505	198,908	14,066	313,109
Shares redeemed	(28,420)	(4,339,877)	(258,140)	(6,705,257)

Net increase (decrease)	(12,283)	$(1,820,119)	87,171	$2,159,944

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

	Franklin Biotechnology		Franklin Natural
	Discovery Fund		Resources Fund

	Shares	Amount	Shares	Amount

Advisor Class Shares:
Six Months ended October 31, 2019
Shares sold	89,153	$12,897,996	160,346	$3,587,475
Shares redeemed	(171,181)	(24,653,685)	(687,138)	(15,211,076)

Net increase (decrease)	(82,028)	$(11,755,689)	(526,792)	$(11,623,601)

Year ended April 30, 2019
Shares sold	338,870	$52,338,943	757,766	$19,842,560
Shares issued in reinvestment of distributions	36,842	4,828,793	57,021	1,269,854
Shares redeemed	(501,477)	(74,480,845)	(961,445)	(25,031,579)

Net increase (decrease)	(125,765)	$(17,313,109)	(146,658)	$(3,919,165)

aMay include a portion of Class C shares that were automatically converted to Class A.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

Franklin Biotechnology Discovery Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.775%	Up to and including $100 million
0.650%	Over $100 million, up to and including $200 million
0.635%	Over $200 million, up to and including $250 million
0.585%	Over $250 million, up to and including $700 million
0.550%	Over $700 million, up to and including $1.2 billion
0.525%	Over $1.2 billion, up to and including $7.5 billion
0.515%	Over $7.5 billion, up to and including $10 billion
0.505%	Over $10 billion, up to and including $12.5 billion
0.495%	Over $12.5 billion, up to and including $15 billion
0.475%	In excess of $15 billion

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3. Transactions with Affiliates (continued)

a. Management Fees (continued)

Franklin Natural Resources Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	In excess of $15 billion

For the period ended October 31, 2019, each Fund’s annualized gross effective investment management fee rate based on average daily net assets was as follows:

Franklin Biotechnology Discovery Fund	Franklin Natural Resources Fund

0.598%	0.532%

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on Funds’ average daily net assets, and is not an additional expense of the Funds.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds’ Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate for each class. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Funds’ Class C compensation distribution plans, the Funds pay Distributors for costs incurred in connection with the servicing, sale and distribution of each Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31 for each Fund.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

	Franklin Biotechnology Discovery Fund	Franklin Natural Resources Fund

Reimbursement Plans:
Class A	0.35%	0.35%
Class C	1.00%	1.00%

The Board has set the current rate at 0.25% per year for Class A shares until further notice and approval by the Board.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

d.  Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the period:

	Franklin Biotechnology Discovery Fund	Franklin Natural Resources Fund

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$56,428	$9,548

CDSC retained	$ 6,205	$1,417

e.  Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended October 31, 2019, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Franklin Biotechnology Discovery Fund	Franklin Natural Resources Fund

Transfer agent fees	$288,028	$142,839

f.  Investments in Affiliated Management Investment Companies

Certain or all Funds invest in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Funds are waived on assets invested in the affiliated management investment companies, as noted in the Statements of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended October 31, 2019, investments in affiliated management investment companies were as follows:

	Value at Beginning of Period	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Period	Number of Shares Held at End of Period	Investment Income

Franklin Biotechnology Discovery Fund

Non-Controlled Affiliates

								Dividends

Institutional Fiduciary Trust Money Market Portfolio, 1.56%	$27,393,876	$190,860,151	$(194,941,859)	$ —	$ —	$23,312,168	23,312,168	$ 453,625

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3. Transactions with Affiliates (continued)

f. Investments in Affiliated Management Investment Companies (continued)

	Value at Beginning of Period	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Period	Number of Shares Held at End of Period	Investment Income

Franklin Biotechnology Discovery Fund (continued)

Non-Controlled Affiliates (continued)

								Income from securities loaned
Institutional Fiduciary Trust Money Market Portfolio, 1.56%	$27,827,675	$ 75,478,978	$ (87,910,020)	$ —	$ —	$15,396,633	15,396,633	$ 213,728

Total Affiliated Securities	$55,221,551	$266,339,129	$(282,851,879)	$ —	$ —	$38,708,801		$ 667,353

Franklin Natural Resources Fund

Non-Controlled Affiliates

								Dividends
Institutional Fiduciary Trust Money Market Portfolio, 1.56%	$ 788,220	$ 37,414,334	$ (36,589,102)	$ —	$ —	$ 1,613,452	1,613,452	$ 21,829

								Income from securities loaned
Institutional Fiduciary Trust Money Market Portfolio, 1.56%	—	3,665,379	(3,665,379)	—	—	—	—	2,928

Total Affiliated Securities	$ 788,220	$ 41,079,713	$ (40,254,481)	$ —	$ —	$ 1,613,452		$ 24,757

g.  Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.03% based on the average net assets of the class until August 31, 2020.

h.  Interfund Transactions

Franklin Biotechnology Discovery Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the period ended October 31, 2019, these purchase and sale transactions aggregated $1,025,328 and $0, respectively.

4.  Expense Offset Arrangement

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the period ended October 31, 2019, the custodian fees were reduced as noted in the Statements of Operations.

5.  Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

At April 30, 2019, the capital loss carryforwards were as follows:

Franklin Natural Resources Fund

Capital loss carryforwards not subject to expiration:

Short term	$ 10,086,801

Long term	135,396,222

Total capital loss carryforwards	$145,483,023

For tax purposes, the Fund may elect to defer any portion of a post-October capital loss or late-year ordinary loss to the first day of the following fiscal year. At April 30, 2019, Franklin Biotechnology Discovery Fund deferred late-year ordinary losses of $2,803,664.

At October 31, 2019, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

	Franklin Biotechnology Discovery Fund	Franklin Natural Resources Fund

Cost of investments	$692,569,955	$278,996,957

Unrealized appreciation	$453,212,759	$ 39,688,733

Unrealized depreciation	(43,618,430)	(61,417,193)

Net unrealized appreciation (depreciation)	$409,594,329	$(21,728,460)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of passive foreign investment company shares and wash sales.

6.  Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended October 31, 2019, were as follows:

	Franklin Biotechnology Discovery Fund	Franklin Natural Resources Fund

Purchases	$193,039,203	$30,804,398

Sales	$281,553,059	$82,304,481

At October 31, 2019, in connection with securities lending transactions, certain or all Funds loaned investments and received cash collateral as follows:

Franklin Biotechnology Discovery Fund

Securities lending transactions[a]:

Equity Investments[b]	$15,501,633

aThe agreements can be terminated at any time.

bThe gross amount of recognized liability for such transactions is included in payable upon return of securities loaned in the Statements of Assets and Liabilities.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

7.  Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local, regional and global economic, political and social conditions, which may result in greater market volatility. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in securities in Europe. In addition, certain foreign securities may not be as liquid as U.S. securities.

8.  Restricted Securities

Certain or all Funds invest in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Funds may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At October 31, 2019, investments in restricted securities, excluding securities exempt from registration under the 1933 Act were as follows:

Shares	Issuer	Acquisition Date	Cost	Value

Franklin Biotechnology Discovery Fund

80,195	Intarcia Therapeutics Inc., DD	3/26/14	$2,597,516	$ 634,441

1,330,687	Metacrine Inc., pfd., C	6/04/18	2,821,056	1,840,276

	Total Restricted Securities (Value is 0.2% of Net Assets)		$5,418,572	$2,474,717

9.  Credit Facility

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 7, 2020. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statements of Operations. During the period ended October 31, 2019, the Funds did not use the Global Credit Facility.

10. Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

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•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of October 31, 2019, in valuing the Funds’ assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total

Franklin Biotechnology Discovery Fund

Assets:

Investments in Securities:[a]

Equity Investments:[b]

Biotechnology	$857,216,892	$—	$2,474,717		$859,691,609

All Other Equity Investments	202,829,105	—	—		202,829,105

Escrows and Litigation Trusts	—	—	934,769		934,769

Short Term Investments	38,708,801	—	—		38,708,801

Total Investments in Securities	$1,098,754,798	$—	$3,409,486		$1,102,164,284

Franklin Natural Resources Fund

Assets:

Investments in Securities:[a]

Equity Investments	$255,655,045	$—	$—	[c]	$255,655,045

Short Term Investments	1,613,452	—	—		1,613,452

Total Investments in Securities	$257,268,497	$—	$—		$257,268,497

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common and preferred stocks as well as other equity interests.

cIncludes securities determined to have no value at October 31, 2019.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the period.

11. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio

ADR	American Depositary Receipt

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Shareholder Information

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

Semiannual Report and Shareholder Letter
Franklin Strategic Series
Investment Manager	Distributor	Shareholder Services
Franklin Advisers, Inc.	Franklin Templeton Distributors, Inc.	(800) 632-2301
(800) DIAL BEN® / 342-5236
franklintempleton.com

© 2019 Franklin Templeton Investments. All rights reserved.	FSS2 S 12/19

Sign up for electronic delivery at franklintempleton.com/edelivery

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

SHAREHOLDER LETTER

Dear Shareholder:

During the six months ended October 31, 2019, the global economy expanded despite weakness in certain regions. Global stocks were aided by upbeat economic data in some other regions, encouraging corporate earnings reports and periods of optimism about a potential U.S.-China trade deal. Monetary policy easing by major central banks, including the U.S. Federal Reserve’s interest rate cuts in July, September and October, also buoyed global stocks. The European Central Bank left its benchmark interest rate unchanged and announced it would start a new bond-buying program in November. Global markets were pressured by trade tensions between the U.S. and its trading partners and other geopolitical risks. The U.S. dollar rose slightly against most currencies during the period. In this environment, global government bonds, as measured by the FTSE World Government Bond Index, posted a gain in U.S. dollar terms.

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

We believe active, professional investment management serves investors well. We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook should be well positioned for the years ahead.

In addition, Franklin Flexible Alpha Bond Fund’s semiannual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

As previously communicated, the Fund reorganized into Franklin Low Duration Total Return Fund on December 6, 2019. The Fund closed to new investors with limited exceptions on August 27, 2019, and was scheduled to close to all investors on December 4, 2019.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,

Edward Perks, CFA

President and Chief Executive Officer –

Investment Management

Franklin Strategic Series

This letter reflects our analysis and opinions as of October 31, 2019, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

CFA® is a trademark owned by CFA Institute.

Not FDIC Insured | May Lose Value | No Bank Guarantee

franklintempleton.com	Not part of the semiannual report	1

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

2	Semiannual Report	franklintempleton.com

SEMIANNUAL REPORT

Franklin Flexible Alpha Bond Fund

This semiannual report for Franklin Flexible Alpha Bond Fund covers the period ended October 31, 2019. As previously communicated, the Fund reorganized into Franklin Low Duration Total Return Fund on December 6, 2019. The Fund closed to new investors with limited exceptions on August 27, 2019, and was scheduled to close to all investors on December 4, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks to provide total return through a combination of current income and capital appreciation by investing at least 80% of its net assets in bonds and investments that provide exposure to bonds, including debt obligations of any credit quality, maturity or duration, all varieties of fixed income, variable rate and floating-rate debt securities and investments, money market instruments and derivatives. The Fund aims to provide attractive risk-adjusted total returns over a full market cycle. A full market cycle is a period of time that spans a full business and economic cycle, which may include periods of rising and declining interest rates.

What is duration?

Duration is a measure of a bond’s price sensitivity to interest-rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest-rate changes than a portfolio with a higher duration.

Performance Overview

For the six months under review, the Fund’s Class A shares posted a +0.52% cumulative total return. In comparison, the LIBOR USD 3-Month Rate Index posted a +1.15% total return.1 The index tracks the interest rate at which banks offer to lend to one another in the wholesale money markets in London and is used to set the cost of various variable-rate loans. You can find more of the Fund’s performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal

Sector Exposure*

10/31/19

% of Total Net Assets

Residential Mortgage-Backed Securities	28.1%

Collateralized Loan Obligations	26.3%

International Bonds	15.9%

Investment-Grade Corporates	8.2%

Floating-Rate Loans	6.6%

Agency Mortgage-Backed Securities	6.0%

Treasury Inflation-Protected Securities	5.8%

Covered Bonds	4.8%

Commercial Mortgage-Backed Securities	4.3%

Municipal Bonds	3.8%

High-Yield Corporate Securities	2.6%

Currency Derivatives	0.4%

Interest-Rate Derivatives	-35.1%

Cash & Cash Equivalents	0.2%

*Sector Exposure is intended to estimate the portfolio’s exposure to various sectors, including any hedged or increased exposure through certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors. Interest-Rate Derivatives sector consists of Treasury, interest rate and other derivatives that are primarily used for duration management; a negative number indicates that the Fund is seeking to hedge interest-rate risk.

value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The U.S. economy expanded during the six months ended October 31, 2019. After moderating in 2019’s second quarter, the economy grew faster in the third quarter, aided by consumer spending, housing investment, government spending, inventory investment and exports. The manufacturing sector expanded during the period’s first half, but contracted in the second half. The services sector continued to expand throughout the period. The unemployment rate was 3.6% in April 2019, and though it varied slightly during the six months under review, it ended the

1. Source: Bloomberg LP.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 15.

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FRANKLIN FLEXIBLE ALPHA BOND FUND

period at 3.6%.2 The annual inflation rate, as measured by the Consumer Price Index, decreased from 2.0% in April 2019 to 1.8% at period-end.2

Dividend Distributions*

5/1/19–10/31/19

	Dividend per Share (cents)
Month	Class A	Class C	Class R	Class R6	Advisor Class

May	2.3337	2.0688	2.2012	3.0435	2.5775

June	1.9848	1.7769	1.8671	2.7185	2.1801

July	1.9774	1.7493	1.8267	2.8320	2.2032

August	2.3025	1.9851	2.1046	2.6788	2.4943

September	2.1769	1.8678	1.9872	2.4129	2.3609

October	2.3005	1.9764	2.1138	2.7135	2.5094

Total	13.0758	11.4243	12.1006	16.3992	14.3254

*The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or short-term or long-term capital gains once final tax designations are known. Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

At its July 2019 meeting, the U.S. Federal Reserve (Fed) lowered its target range for the federal funds rate for the first time since December 2008, to 2.00%–2.25%, citing muted inflation pressures and the potential effects of global trade tensions on economic growth. Furthermore, the Fed ended its balance sheet normalization program earlier than previously indicated. The Fed further lowered the federal funds target rate range by 0.25% at its September and October meetings, to 1.50%–1.75%, reiterating the rationale cited at the July meeting.

The 10-year Treasury yield, which moves inversely to its price, decreased during the period, falling to multi-year lows in 2019’s third quarter before recovering partially in October. U.S. political uncertainties (including the impeachment inquiry into President Donald Trump), geopolitical tensions in certain regions, U.S. trade disputes with China and other trading partners, slower domestic and global economic growth, and the Fed’s more accommodative monetary policy stance weighed on the Treasury yield at certain points during the period. However, several better-than-expected U.S. economic reports and periods of optimism about a potential U.S.-China trade agreement supported the yield. The 10-year yield fell persistently below certain short-term yields during most of the period, but rose above all short-term

Treasury yields toward period-end amid investor optimism following the announcement of a potential phase one of the U.S.-China trade agreement. Overall, the 10-year Treasury yield declined from 2.51% at the beginning of the period to 1.69% at period-end.

Currency Composition*

10/31/19

	% of Total Net Assets

North America	99.3%

U.S. Dollar	100.1%

Mexican Peso	0.3%

Canadian Dollar	-1.1%

Asia	1.1%

Japanese Yen	1.8%

Indonesian Rupiah	0.3%

Chinese Yuan	0.0%	**

South Korean Won	-0.2%

Chinese Renminbi	-0.8%

Latin America & Caribbean	0.4%

Colombian Peso	0.2%

Uruguayan Peso	0.2%

Dominican Peso	0.0%	**

Europe	0.3%

Norwegian Krone	0.9%

Turkish Lira	0.1%

British Pound	0.0%	**

Danish Krone	0.0%	**

Euro	-0.2%

Swedish Krona	-0.5%

Middle East & Africa	0.2%

South African Rand	0.2%

Australia & New Zealand	-1.3%

Australian Dollar	-1.3%

*Currency Composition is intended to estimate the portfolio’s exposure to various currencies, including any hedged or increased exposure through certain derivatives held in the portfolio (or their underlying reference assets) and may not total 100% or may be negative due to rounding, use of any derivatives, unsettled trades or other factors.

**Rounds to less than 0.1%.

Investment Strategy

The Fund seeks to generate returns from various sources, other than solely from interest income, by allocating its portfolio across various risks (such as credit, currency and duration risks). In employing this strategy, the Fund has the

2. Source: Bureau of Labor Statistics.

See www.franklintempletondatasources.com for additional data provider information.

4	Semiannual Report	franklintempleton.com

FRANKLIN FLEXIBLE ALPHA BOND FUND

flexibility to invest across all debt asset classes without regard to country, sector, quality, maturity or duration and without reference to a benchmark index.

The Fund may engage in active and frequent trading as part of its investment strategies and, at any given time, may have a substantial amount of its assets invested in any class of debt securities, including, but not limited to: U.S. government and agency securities; foreign government and supranational debt securities; corporate bonds; corporate loans (and loan participations); collateralized debt and loan obligations; preferred securities; various types of mortgage-backed securities and other asset-backed securities (including covered bonds); municipal securities; and derivatives and other instruments with similar economic characteristics, or that provide exposure, to such debt securities.

Manager’s Discussion

Over the six-month period, the Fund posted a positive total return and outperformed its benchmark on a gross basis. The Fund’s yield curve and duration positioning was the primary source of positive alpha, driven primarily by duration exposure in the U.S. as well as Australia. The Fund’s spread-sector exposure also enhanced results, driven primarily by the Fund’s allocation to collateralized loan obligations, covered bonds, non-dollar developed debt and basis-trade positions (taking opposing long and short positions in the two securities to profit from the convergence of their values). Additionally, the Fund’s active currency positioning also contributed to returns, driven primarily by our exposures to the Swedish krona, Australian dollar, Chinese yuan and Turkish lira. In contrast, the Fund’s exposure to U.S. Treasury Inflation-Protected Securities (TIPS), non-agency residential mortgage-backed securities (MBS) as well as high-yield corporate debt detracted from returns. Duration exposure in Europe as well as foreign currency exchange allocation to the Norwegian krone also weighed on performance.

What is the yield curve? A yield curve is a line that plots the yield to maturity of bonds having equal credit quality against their maturity dates.

We continued to invest in a broad set of global fixed income sectors, with a goal of achieving more consistent positive alpha with a risk-diversified portfolio. In terms of portfolio changes, we increased our exposure to TIPS, fixed-rate agency MBS, investment-grade and high-yield corporate securities, sovereign emerging markets debt and taxable municipal bonds. In contrast, we reduced our exposure to senior secured floating-rate loans and collateralized loan obligations. Other sectors remained relatively consistent over the period. Overall, portfolio duration was increased; however, we maintained relatively neutral exposures with a slightly negative stance in U.S. and positive duration in Australia, Canada, Europe and China. Although we made some slight changes to our currency positioning, the overall risk coming from currency remained a very small portion of the overall risk budget.

The Fund utilized derivatives, including credit default and currency swaps, currency forwards, futures, interest-rate swaps, total return swaps and inflation index swaps, principally as a tool for efficient portfolio management and to manage overall portfolio risk. These derivative transactions may provide the same, or similar, net long or short exposure to select currencies, interest rates, countries, duration or credit risks in a less expensive way than by directly purchasing securities. In those markets where portfolio securities are readily available, the cost difference in normal market conditions may be small. Overall, the portfolio continues to meet its risk-adjusted return target and remains in the lower end of our explicitly targeted risk range. Much of the Fund’s derivatives positioning was to hedge various risks in the portfolio and achieve the goal of a stable return profile.

What are swap agreements?

Swap agreements, such as interest-rate, currency and credit default swaps, are contracts between the Fund and another party (the swap counterparty). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) earned or realized on a particular “notional amount” of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments or at given interest rates.

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date. Currency forward contracts are privately traded in the interbank market, not on a centralized exchange.

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FRANKLIN FLEXIBLE ALPHA BOND FUND

What is a futures contract?

A futures contract is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

Thank you for your trust and participation in Franklin Flexible Alpha Bond Fund. It has been our privilege to serve you.

David Yuen, CFA, FRM
Co-Lead Portfolio Manager

Michael J. Materasso Co-Lead Portfolio Manager

Sonal Desai, Ph.D.

Portfolio Management Team

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

CFA® is a trademark owned by CFA Institute.

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FRANKLIN FLEXIBLE ALPHA BOND FUND

Performance Summary as of October 31, 2019

The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 10/31/191

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 3.75% and the minimum is 0%. Class A: 3.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return	[2]	Average Annual Total Return	[3]

A4
6-Month	+0.52%		-3.26%

1-Year	+1.71%		-2.10%

3-Year	+4.54%		+0.20%

Since Inception (8/3/15)	+5.38%		+0.33%

Advisor
6-Month	+0.76%		+0.76%

1-Year	+2.06%		+2.06%

3-Year	+5.15%		+1.69%

Since Inception (8/3/15)	+6.03%		+1.39%

	Distribution		30-Day Standardized Yield[6]
Share Class	Rate	[5]	(with fee waiver)	(without fee waiver)

A	2.70%		2.31%	2.23%

Advisor	3.06%		2.69%	2.60%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 8 for Performance Summary footnotes.

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FRANKLIN FLEXIBLE ALPHA BOND FUND

PERFORMANCE SUMMARY

Distributions (5/1/19–10/31/19)

Share Class	Net Investment Income
A	$0.130758
C	$0.114243
R	$0.121006
R6	$0.163992
Advisor	$0.143254

Total Annual Operating Expenses7

Share Class	With Fee Waiver	Without Fee Waiver
A	1.17%	1.26%
Advisor	0.92%	1.01%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. Interest rate movements and mortgage prepayments will affect the Fund’s share price and yield. During periods of declining interest rates, principal prepayments tend to increase as borrowers refinance their mortgages at lower rates; therefore the Fund may be forced to reinvest returned principal at lower interest rates, reducing income. Bond prices generally move in the opposite direction of interest rates. Thus, as the prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. The Fund may be affected by issuers that fail to make interest payments and repay principal when due. The risks associated with higher-yielding, lower-rated securities (commonly called junk bonds) include higher risk of default and loss of principal. Derivatives, including currency management strategies, involve costs and can create economic leverage in the portfolio, which may result in significant volatility and cause the Fund to participate in losses (as well as enable gains) in an amount that exceeds the Fund’s initial investment. The Fund may not achieve the anticipated benefits, and may realize losses when a counterparty fails to perform as intended. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction and a fee waiver associated with any investments it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 8/31/20. Fund investment results reflect the expense reduction and fee waiver; without these reductions, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Prior to 3/1/19, these shares were offered at a higher initial sales charge of 4.25%, thus actual returns (with sales charges) would have differed. Average annual total returns (with sales charges) have been restated to reflect the current maximum initial sales charge of 3.75%.

5. Distribution rate is based on an annualization of the sum of the respective class’s past 30 days’ daily distributions and the maximum offering price (NAV for Advisor Class) per share on 10/31/19.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN FLEXIBLE ALPHA BOND FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual		Hypothetical
		(actual return after expenses)		(5% annual return before expenses)
			Expenses		Expenses	Net
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 5/1/19	Value 10/31/19	5/1/19–10/31/191, [2]	Value 10/31/19	5/1/19–10/31/191, [2]	Ratio[2]
A	$1,000	$1,005.20	$5.54	$1,019.61	$5.58	1.10%
C	$1,000	$1,004.60	$7.56	$1,017.60	$7.61	1.50%
R	$1,000	$1,005.30	$6.80	$1,018.35	$6.85	1.35%
R6	$1,000	$1,009.70	$3.03	$1,022.12	$3.05	0.60%
Advisor	$1,000	$1,007.60	$4.29	$1,020.86	$4.32	0.85%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/366 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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FRANKLIN STRATEGIC SERIES

Financial Highlights

Franklin Flexible Alpha Bond Fund

	Six Months Ended
	October 31, 2019	Year Ended April 30,
	(unaudited)	2019	2018	2017	2016[a]

Class A

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$ 9.70	$9.79	$9.86	$9.88	$10.00

Income from investment operations[b]:

Net investment income	0.130	0.249 [c]	0.166 [c]	0.180	0.099

Net realized and unrealized gains (losses)	(0.059)	(0.080)	(0.066)	0.017	(0.123)

Total from investment operations	0.071	0.169	0.100	0.197	(0.024)

Less distributions from:

Net investment income	(0.131)	(0.246)	(0.160)	(0.217)	(0.096)

Net realized gains	—	(0.013)	(0.010)	—	—

Total distributions	(0.131)	(0.259)	(0.170)	(0.217)	(0.096)

Net asset value, end of period	$ 9.64	$9.70	$9.79	$9.86	$9.88

Total return[d]	0.52%	1.76%	1.02%	2.22%	(0.34)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	1.15%	1.19%	0.97%	3.17%	3.47%

Expenses net of waiver and payments by affiliates[f]	1.10%	1.04%	0.79%	0.67%	0.84%

Net investment income	2.84%	2.60%	1.80%	1.83%	1.37%

Supplemental data

Net assets, end of period (000’s)	$1,817	$1,458	$1,132	$10,443	$10,200

Portfolio turnover rate	45.40%	24.74%	48.04%	90.37%	40.12%

Portfolio turnover rate excluding mortgage dollar rolls[g]	39.25%	24.00%	19.40%	57.79%	30.05%

aFor the period August 3, 2015 (commencement of operations) to April 30, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

fBenefit of expense reduction rounds to less than 0.01%.

gSee Note 1(f) regarding mortgage dollar rolls.

10	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Flexible Alpha Bond Fund (continued)

	Six Months Ended
	October 31, 2019	Year Ended April 30,
	(unaudited)	2019	2018	2017	2016[a]

Class C

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$ 9.64	$9.73	$9.80	$9.86	$10.00

Income from investment operations[b]:

Net investment income	0.119	0.212 [c]	0.120	0.130	0.072

Net realized and unrealized gains (losses)	(0.065)	(0.071)	(0.062)	(0.006)	(0.131)

Total from investment operations	0.054	0.141	0.058	0.124	(0.059)

Less distributions from:

Net investment income	(0.114)	(0.218)	(0.118)	(0.184)	(0.081)

Net realized gains	—	(0.013)	(0.010)	—	—

Total distributions	(0.114)	(0.231)	(0.128)	(0.184)	(0.081)

Net asset value, end of period	$ 9.58	$9.64	$9.73	$9.80	$9.86

Total return[d]	0.46%	1.58%	0.49%	1.47%	(0.69)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	1.55%	1.55%	1.58%	3.88%	3.98%

Expenses net of waiver and payments by affiliates[f]	1.50%	1.40%	1.40%	1.38%	1.34%

Net investment income	2.44%	2.24%	1.19%	1.12%	0.87%

Supplemental data

Net assets, end of period (000’s)	$379	$368	$279	$245	$204

Portfolio turnover rate	45.40%	24.74%	48.04%	90.37%	40.12%

Portfolio turnover rate excluding mortgage dollar rolls[g]	39.25%	24.00%	19.40%	57.79%	30.05%

aFor the period August 3, 2015 (commencement of operations) to April 30, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

fBenefit of expense reduction rounds to less than 0.01%.

gSee Note 1(f) regarding mortgage dollar rolls.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	11

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Flexible Alpha Bond Fund (continued)

	Six Months Ended
	October 31, 2019	Year Ended April 30,
	(unaudited)	2019	2018	2017	2016[a]

Class R

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$ 9.69	$9.78	$9.86	$9.86	$10.00

Income from investment operations[b]:

Net investment income	0.126	0.230 [c]	0.112	0.112	0.072

Net realized and unrealized gains (losses)	(0.065)	(0.076)	(0.058)	0.095	(0.127)

Total from investment operations	0.061	0.154	0.054	0.207	(0.055)

Less distributions from:

Net investment income	(0.121)	(0.231)	(0.124)	(0.207)	(0.085)

Net realized gains	—	(0.013)	(0.010)	—	—

Total distributions	(0.121)	(0.244)	(0.134)	(0.207)	(0.085)

Net asset value, end of period	$ 9.63	$9.69	$9.78	$9.86	$9.86

Total return[d]	0.53%	1.71%	0.54%	2.21%	(0.65)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	1.40%	1.41%	1.47%	3.36%	3.84%

Expenses net of waiver and payments by affiliates[f]	1.35%	1.26%	1.29%	0.86%	1.22%

Net investment income	2.59%	2.38%	1.30%	1.64%	0.99%

Supplemental data

Net assets, end of period (000’s)	$84	$83	$51	$60	$10

Portfolio turnover rate	45.40%	24.74%	48.04%	90.37%	40.12%

Portfolio turnover rate excluding mortgage dollar rolls[g]	39.25%	24.00%	19.40%	57.79%	30.05%

aFor the period August 3, 2015 (commencement of operations) to April 30, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

fBenefit of expense reduction rounds to less than 0.01%.

gSee Note 1(f) regarding mortgage dollar rolls.

12	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Flexible Alpha Bond Fund (continued)

	Six Months Ended
	October 31, 2019	Year Ended April 30,
	(unaudited)	2019	2018	2017	2016[a]

Class R6

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$ 9.71	$9.79	$9.86	$9.88	$10.00

Income from investment operations[b]:

Net investment income	0.171	0.296 [c]	0.204	0.177	0.108

Net realized and unrealized gains (losses)	(0.077)	(0.086)	(0.088)	0.022	(0.124)

Total from investment operations	0.094	0.210	0.116	0.199	(0.016)

Less distributions from:

Net investment income	(0.164)	(0.277)	(0.176)	(0.219)	(0.104)

Net realized gains	—	(0.013)	(0.010)	—	—

Total distributions	(0.164)	(0.290)	(0.186)	(0.219)	(0.104)

Net asset value, end of period	$ 9.64	$9.71	$9.79	$9.86	$9.88

Total return[d]	0.97%	2.30%	1.18%	2.03%	(0.15)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.65%	0.65%	0.86%	5.23%	3.72%

Expenses net of waiver and payments by affiliates[f]	0.60%	0.59%	0.71%	0.71%	0.71%

Net investment income	3.34%	3.05%	1.88%	1.79%	1.50%

Supplemental data

Net assets, end of period (000’s)	$403,212	$504,875	$210,808	$10	$10

Portfolio turnover rate	45.40%	24.74%	48.04%	90.37%	40.12%

Portfolio turnover rate excluding mortgage dollar rolls[g]	39.25%	24.00%	19.40%	57.79%	30.05%

aFor the period August 3, 2015 (commencement of operations) to April 30, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

fBenefit of expense reduction rounds to less than 0.01%.

gSee Note 1(f) regarding mortgage dollar rolls.

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	13

FRANKLIN STRATEGIC SERIES

FINANCIAL HIGHLIGHTS

Franklin Flexible Alpha Bond Fund (continued)

	Six Months Ended
	October 31, 2019	Year Ended April 30,
	(unaudited)	2019	2018	2017	2016[a]

Advisor Class

Per share operating performance
(for a share outstanding throughout the period)

Net asset value, beginning of period	$ 9.70	$9.79	$9.85	$9.88	$10.00

Income from investment operations[b]:

Net investment income	0.150	0.275 [c]	0.194	0.166	0.107

Net realized and unrealized gains (losses)	(0.067)	(0.074)	(0.072)	0.023	(0.129)

Total from investment operations	0.083	0.201	0.122	0.189	(0.022)

Less distributions from:

Net investment income	(0.143)	(0.278)	(0.172)	(0.219)	(0.098)

Net realized gains	—	(0.013)	(0.010)	—	—

Total distributions	(0.143)	(0.291)	(0.182)	(0.219)	(0.098)

Net asset value, end of period	$ 9.64	$9.70	$9.79	$9.85	$9.88

Total return[d]	0.76%	2.20%	1.14%	2.13%	(0.31)%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.90%	0.90%	0.93%	3.22%	3.34%

Expenses net of waiver and payments by affiliates[f]	0.85%	0.75%	0.75%	0.72%	0.71%

Net investment income	3.09%	2.89%	1.84%	1.78%	1.50%

Supplemental data

Net assets, end of period (000’s)	$436	$433	$425	$232	$344

Portfolio turnover rate	45.40%	24.74%	48.04%	90.37%	40.12%

Portfolio turnover rate excluding mortgage dollar rolls[g]	39.25%	24.00%	19.40%	57.79%	30.05%

aFor the period August 3, 2015 (commencement of operations) to April 30, 2016.

bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

cBased on average daily shares outstanding.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year, except for non-recurring expenses, if any.

fBenefit of expense reduction rounds to less than 0.01%.

gSee Note 1(f) regarding mortgage dollar rolls.

14	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

Statement of Investments, October 31, 2019 (unaudited)

Franklin Flexible Alpha Bond Fund

	Country	Principal Amount	*		Value

Corporate Bonds 22.5%
Automobiles & Components 0.2%
Aptiv Corp., senior bond, 4.15%, 3/15/24	United States	900,000			$958,278

Banks 6.6%
[a] Banca Monte dei Paschi di Siena SpA,
secured note, Reg S, 2.875%, 7/16/62	Italy	1,500,000		EUR	1,846,151
secured note, Reg S, 2.125%, 11/26/63	Italy	2,000,000		EUR	2,418,417
[a] Banca Popolare di Milano Scarl,
secured note, Reg S, 0.875%, 9/14/23	Italy	900,000		EUR	1,025,326
secured note, Reg S, 0.625%, 6/08/24	Italy	2,800,000		EUR	3,164,874
[a] Banco BPM SpA, secured note, Reg S, 0.75%, 3/31/23	Italy	1,700,000		EUR	1,926,564
Bank of America Corp.,
senior bond, 5.50%, 12/04/19	United States	75,000		GBP	97,523
senior note, 3.55% to 3/05/23, FRN thereafter, 3/05/24	United States	1,400,000			1,459,801
[a] Bank of China Ltd., senior note, Reg S, 2.875%, 4/20/22	China	1,000,000			1,010,080
Bank of Nova Scotia, secured note, 1.875%, 4/26/22	Canada	100,000			100,002
[a] China Construction Bank Corp., senior note, Reg S, 2.75%, 12/04/20	China	1,000,000			1,003,955
Citigroup Inc., senior note, 2.65%, 10/26/20	United States	1,050,000			1,057,470
HSBC Holdings PLC,
senior note, 4.30%, 3/08/26	United Kingdom	800,000			872,488
senior note, 3.262% to 3/13/22, FRN thereafter, 3/13/23	United Kingdom	1,400,000			1,431,444
Industrial & Commercial Bank of China Ltd., senior note, 2.452%, 10/20/21	China	1,900,000			1,901,396
[b] Kookmin Bank, secured note, 144A, 2.25%, 2/03/22	South Korea	1,800,000			1,798,663
Realkredit Danmark A/S, secured bond, 1.00%, 4/01/27	Denmark	6,780,000		DKK	1,090,511
Royal Bank of Canada, secured note, 2.10%, 10/14/21	Canada	100,000			100,271
[b] The Toronto-Dominion Bank, secured note, 144A, 2.25%, 3/15/22	Canada	200,000			201,238
[a] Turkiye Vakiflar Bankasi TAO, secured note, Reg S, 2.375%, 11/04/22	Turkey	3,800,000		EUR	4,278,784

					26,784,958

Consumer Durables & Apparel 0.0%†
KB Home, senior note, 8.00%, 3/15/20	United States	100,000			102,280

Consumer Services 0.1%
[b] Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., senior bond, 144A, 5.50%, 3/01/25	United States	525,000			559,125

Diversified Financials 2.6%
Capital One Financial Corp., senior note, 3.05%, 3/09/22	United States	200,000			203,956
[c] Deutsche Bank AG, senior note, FRN, 3.446%, (3-month USD LIBOR + 1.31%), 8/20/20	Germany	100,000			100,244
[b] Dexia Credit Local SA, senior note, 144A, 2.375%, 9/20/22	France	250,000			253,711
The Goldman Sachs Group Inc.,
senior note, 3.75%, 5/22/25	United States	1,000,000			1,061,584
[c] senior note, FRN, 3.319%, (3-month USD LIBOR + 1.20%), 9/15/20	United States	500,000			504,166
[b] ICBCIL Finance Co. Ltd., senior note, 144A, 2.50%, 9/29/21	China	500,000			497,350
Jyske Realkredit A/S, secured note, 1.00%, 4/01/26	Denmark	11,290,000		DKK	1,808,950
Morgan Stanley, senior note, 3.70%, 10/23/24	United States	1,400,000			1,489,576
Navient Corp., senior bond, 8.00%, 3/25/20	United States	4,660,000			4,770,675

					10,690,212

franklintempleton.com	Semiannual Report	15

FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Flexible Alpha Bond Fund (continued)

	Country	Principal Amount*	Value

Corporate Bonds (continued)
Energy 2.4%
CNOOC Finance 2015 USA LLC, senior note, 3.50%, 5/05/25	China	1,700,000	$1,780,792
[b] CNPC General Capital Ltd., senior note, 144A, 3.40%, 4/16/23	China	2,100,000	2,164,291
Energy Transfer Operating LP, senior note, 7.50%, 10/15/20	United States	750,000	787,117
Enterprise Products Operating LLC, senior note, 3.35%, 3/15/23	United States	850,000	880,963
[b] Harvest Operations Corp., senior note, 144A, 4.20%, 6/01/23	South Korea	1,000,000	1,068,926
Oceaneering International Inc., senior note, 4.65%, 11/15/24	United States	50,000	46,750
[b] Sinopec Group Overseas Development 2015 Ltd.,
senior note, 144A, 2.50%, 4/28/20	China	1,800,000	1,802,331
senior note, 144A, 3.25%, 4/28/25	China	1,000,000	1,035,225

			9,566,395

Food, Beverage & Tobacco 0.5%
[b] Imperial Brands Finance PLC, senior note, 144A, 4.25%, 7/21/25	United Kingdom	1,695,000	1,771,328
Reynolds American Inc., senior note, 4.45%, 6/12/25	United Kingdom	100,000	107,410

			1,878,738

Health Care Equipment & Services 0.7%
Anthem Inc., senior note, 2.95%, 12/01/22	United States	100,000	102,425
Edwards Lifesciences Corp., senior note, 4.30%, 6/15/28	United States	300,000	338,853
HCA Inc., senior note, 7.50%, 2/15/22	United States	2,050,000	2,279,600

			2,720,878

Insurance 0.3%
[b] Athene Global Funding, secured note, 144A, 2.75%, 6/25/24	United States	1,100,000	1,112,870
[b] Jackson National Life Global Funding,
secured note, 144A, 2.25%, 4/29/21	United States	50,000	50,279
secured note, 144A, 2.10%, 10/25/21	United States	25,000	25,074

			1,188,223

Materials 0.4%
[b] SABIC Capital II BV, senior note, 144A, 4.50%, 10/10/28	Saudi Arabia	400,000	444,474
[b] Sealed Air Corp., senior bond, 144A, 5.25%, 4/01/23	United States	950,000	1,018,875

			1,463,349

Media & Entertainment 0.4%
Baidu Inc., senior note, 4.375%, 5/14/24	China	500,000	534,520
[b] Tencent Holdings Ltd., senior note, 144A, 2.985%, 1/19/23	China	1,200,000	1,220,586

			1,755,106

Pharmaceuticals, Biotechnology & Life Sciences 0.3%
Allergan Funding SCS, senior bond, 3.80%, 3/15/25	United States	600,000	630,028
[b] Bayer U.S. Finance II LLC, senior note, 144A, 3.875%, 12/15/23	Germany	400,000	419,258

			1,049,286

Real Estate 0.8%
American Tower Corp., senior bond, 3.375%, 10/15/26	United States	700,000	728,957
[a] China Overseas Finance Cayman VII Ltd., senior note, Reg S, 4.25%, 4/26/23	China	2,500,000	2,626,875

			3,355,832

16	Semiannual Report	franklintempleton.com

FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Flexible Alpha Bond Fund (continued)

	Country	Principal Amount*		Value

Corporate Bonds (continued)
Retailing 0.3%
Alibaba Group Holding Ltd., senior note, 2.80%, 6/06/23	China	1,100,000		$1,115,136

Semiconductors & Semiconductor Equipment 0.2%
Maxim Integrated Products Inc., senior note, 3.45%, 6/15/27	United States	800,000		823,786

Telecommunication Services 1.2%
CenturyLink Inc., senior note, Series S, 6.45%, 6/15/21	United States	4,700,000		4,958,500

Transportation 0.9%
American Airlines Pass Through Trust, first lien, 2016-2, AA, 3.20%, 12/15/29	United States	43,850		45,455
FedEx Corp., senior bond, 3.20%, 2/01/25	United States	850,000		883,627
[b] Kazakhstan Temir Zholy Finance BV, senior bond, 144A, 6.95%, 7/10/42	Kazakhstan	1,000,000		1,353,300
[b] Mexico City Airport Trust, senior secured bond, first lien, 144A, 5.50%, 7/31/47	Mexico	400,000		402,770
[a,d] RZD Capital PLC, (Russian Railways), loan participation, senior bond, Reg S, 5.70%, 4/05/22	Russia	1,100,000		1,180,459

				3,865,611

Utilities 4.6%
AES Corp., senior note, 4.00%, 3/15/21	United States	2,750,000		2,801,562
[a] CGNPC International Ltd., senior note, Reg S, 3.75%, 12/11/27	China	2,100,000		2,229,612
Dominion Energy Inc., senior bond, 2.85%, 8/15/26	United States	1,300,000		1,324,105
Duke Energy Indiana Inc., senior secured bond, 3.75%, 7/15/20	United States	100,000		101,376
[b,e] EDF SA, junior sub. bond, 144A, 5.625% to 1/22/24, FRN thereafter, Perpetual	France	2,200,000		2,312,541
[b] Israel Electric Corp. Ltd., secured bond, 144A, 4.25%, 8/14/28	Israel	1,400,000		1,527,379
[b] Korea East-West Power Co. Ltd., senior note, 144A, 3.875%, 7/19/23	South Korea	1,500,000		1,588,380
The Southern Co., senior bond, 3.25%, 7/01/26	United States	850,000		887,477
[b] State Grid Overseas Investment 2016 Ltd., senior note, 144A, 3.50%, 5/04/27	China	3,500,000		3,702,195
[b] Three Gorges Finance I Cayman Islands Ltd., senior note, 144A, 3.70%, 6/10/25	China	2,100,000		2,228,100

				18,702,727

Total Corporate Bonds (Cost $88,970,745)				91,538,420

Foreign Government and Agency Securities 7.3%
[b] Angolan Government International Bond, senior note, 144A, 8.25%, 5/09/28	Angola	1,500,000		1,573,110
[a] Banque Centrale de Tunisie International Bond, senior note, Reg S, 5.625%, 2/17/24	Tunisia	1,400,000	EUR	1,530,449
[b] Dominican Republic, senior note, 144A, 8.90%, 2/15/23	Dominican Republic	8,000,000	DOP	151,819
[b] The Export-Import Bank of China, senior note, 144A, 3.625%, 7/31/24	China	2,100,000		2,217,726
[b] The Export-Import Bank of India, senior note, 144A, 3.875%, 2/01/28	India	3,400,000		3,623,623
The Export-Import Bank of Korea, senior note, 2.875%, 1/21/25	South Korea	2,000,000		2,076,130
[b] Government of Belarus International Bond, senior note, 144A, 7.625%, 6/29/27	Belarus	200,000		230,250
Government of Colombia,
senior bond, 9.85%, 6/28/27	Colombia	1,935,000,000	COP	719,777
senior bond, 5.00%, 6/15/45	Colombia	1,200,000		1,400,712

franklintempleton.com	Semiannual Report	17

FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Flexible Alpha Bond Fund (continued)

	Country	Principal Amount*		Value

Foreign Government and Agency Securities (continued)
[b] Government of Gabon, 144A, 6.375%, 12/12/24	Gabon	1,600,000		$1,597,464
[b] Government of Indonesia, senior bond, 144A, 4.35%, 1/08/27	Indonesia	300,000		327,637
[b] Government of Iraq, 144A, 5.80%, 1/15/28	Iraq	1,600,000		1,539,144
[b] Government of Kazakhstan, senior bond, 144A, 4.875%, 10/14/44	Kazakhstan	1,100,000		1,341,373
Government of Mexico, senior note, 4.15%, 3/28/27	Mexico	1,600,000		1,715,040
Government of Peru, senior bond, 6.55%, 3/14/37	Peru	400,000		585,104
[b] Government of Russia, senior note, 144A, 4.875%, 9/16/23	Russia	1,000,000		1,094,835
Government of South Africa, senior bond, 7.00%, 2/28/31	South Africa	11,100,000	ZAR	612,882
[a,b] Government of Spain,
senior bond, 144A, Reg S, 1.45%, 4/30/29	Spain	1,800,000	EUR	2,241,509
senior bond, 144A, Reg S, 2.70%, 10/31/48	Spain	1,850,000	EUR	2,869,088
[b] Government of Ukraine, senior bond, 144A, 7.375%, 9/25/32	Ukraine	800,000		838,012
[f] Government of Uruguay, senior bond, Index Linked, 3.70%, 6/26/37	Uruguay	22,279,354	UYU	594,577
The Korea Development Bank, senior note, 3.375%, 3/12/23	South Korea	600,000		624,753

Total Foreign Government and Agency Securities (Cost $28,718,119)				29,505,014

U.S. Government and Agency Securities 3.2%
[f] U.S. Treasury Note,
Index Linked, 0.25%, 1/15/25	United States	1,451,478		1,456,608
Index Linked, 0.375%, 7/15/25	United States	1,298,243		1,318,081
Index Linked, 0.625%, 1/15/26	United States	3,131,246		3,214,222
Index Linked, 0.125%, 7/15/26	United States	2,996,911		2,995,662
Index Linked, 0.375%, 7/15/27	United States	4,027,434		4,098,045

Total U.S. Government and Agency Securities (Cost $12,802,524)				13,082,618

Asset-Backed Securities and Commercial Mortgage-Backed Securities 60.4%

Banks 2.2%
[b,g] BX Commercial Mortgage Trust,
2018-IND, A, 144A, FRN, 2.515%, 11/15/35	United States	800,984		800,991
2019-XL, A, 144A, FRN, 2.92%, 10/15/36	United States	3,850,000		3,859,788
[b] BXP Trust, 2017-GM, A, 144A, 3.379%, 6/13/39	United States	2,000,000		2,144,676
[b,h] DBCG Mortgage Trust, 2017-BBG, A, 144A, FRN, 2.614%, (1-month USD LIBOR + 0.70%), 6/15/34	United States	1,500,000		1,498,919
[b,g] FREMF Mortgage Trust, 2018-K72, B, 144A, FRN, 3.992%, 12/25/50	United States	450,000		485,396

				8,789,770

Diversified Financials 58.0%
[b,g,i] Adagio CLO VIII DAC, VIII-A, B1, 144A, FRN, 1.65%, 4/15/32	Ireland	500,000	EUR	557,650
[b,h] Alinea CLO Ltd., 2018-1A, B, 144A, FRN, 3.616%, (3-month USD LIBOR + 1.65%), 7/20/31	United States	2,300,000		2,255,495
[b,h] AMMC CLO 21 Ltd., 2017-21A, C, 144A, FRN, 4.002%, (3-month USD LIBOR + 2.10%), 11/02/30	United States	400,000		382,676
[b,h] Antares CLO Ltd., 2018-1A, B, 144A, FRN, 3.616%, (3-month USD LIBOR + 1.65%), 4/20/31	United States	600,000		584,748

18	Semiannual Report	franklintempleton.com

FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Flexible Alpha Bond Fund (continued)

	Country	Principal Amount*		Value

Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
Diversified Financials (continued)
[b,g] Ares European CLO VIII BV,
8A, AR, 144A, FRN, 0.92%, 4/17/32	Netherlands	2,600,000	EUR	$2,899,780
8A, BR, 144A, FRN, 1.60%, 4/17/32	Netherlands	700,000	EUR	780,710
[b,g] ARES LII CLO Ltd., 2019-52A, D, 144A, FRN, 5.903%, 4/22/31	United States	851,852		840,139
[b,g,i] Armada Euro CLO IV DAC, 4A, B, 144A, FRN, 1.70%, 7/15/33	United Kingdom	1,700,000	EUR	1,896,010
[b],g Atrium XII, 2012A, CR, 144A, FRN, 2.783%, 4/22/27	United States	7,000,000		6,982,710
[b,h] Atrium XIII,
2013A, B, 144A, FRN, 3.434%, (3-month USD LIBOR + 1.50%), 11/21/30	United States	2,000,000		1,977,000
2013A, C, 144A, FRN, 3.734%, (3-month USD LIBOR + 1.80%), 11/21/30	United States	600,000		572,400
[b,g] Avoca CLO XVII Designated Activity Co., 17A, B1R, 144A, FRN, 1.70%, 10/15/32	Ireland	1,200,000	EUR	1,337,445
[b] BAMLL Commercial Mortgage Securities Trust,
2012-PARK, A, 144A, 2.959%, 12/10/30	United States	100,000		102,924
2015-200P, A, 144A, 3.218%, 4/14/33	United States	600,000		632,208
Banc of America Commercial Mortgage Trust, 2015-UBS7, A4, 3.705%, 9/15/48	United States	100,000		107,509
[b,h] Bellemeade Re Ltd., 2018-1A, M1B, 144A, FRN, 3.423%, (1-month USD LIBOR + 1.60%), 4/25/28	United States	1,171,183		1,172,908
[b,g,i] Blackrock European CLO IX DAC,
9A, A, 144A, FRN, 0.90%, 12/15/32	Ireland	3,300,000	EUR	3,680,490
9A, B, 144A, FRN, 1.55%, 12/15/32	Ireland	1,100,000	EUR	1,226,830
[b,g] BlueMountain CLO Ltd.,
2012-2A, BR2, 144A, FRN, 3.586%, 11/20/28	United States	918,083		913,713
2012-2A, DR2, 144A, FRN, 5.036%, 11/20/28	United States	2,000,000		1,885,500
[b,g] BlueMountain CLO XXIV Ltd.,
2019-24A, A2, 144A, FRN, 3.566%, 4/20/31	United States	1,562,500		1,558,078
2019-24A, D, 144A, FRN, 5.866%, 4/20/31	United States	1,000,000		989,720
[b,g,i] BlueMountain EUR CLO,
5A, A, 144A, FRN, 0.91%, 1/15/33	Ireland	700,000	EUR	780,710
5A, B, 144A, FRN, 1.55%, 1/15/33	Ireland	250,000	EUR	278,825
[b,h] BlueMountain Fuji U.S. CLO II Ltd., 2017-2A, A1A, 144A, FRN, 3.166%, (3-month USD LIBOR + 1.20%), 10/20/30	United States	250,000		250,160
[b] BRAVO Residential Funding Trust, 2019-1, A1C, 144A, 3.50%, 3/25/58	United States	1,143,519		1,164,986
[b,g] Burnham Park CLO Ltd.,
2016-1A, BR, 144A, FRN, 3.466%, 10/20/29	United States	3,000,000		2,968,830
2016-1A, CR, 144A, FRN, 4.116%, 10/20/29	United States	2,000,000		1,942,360
2016-1A, DR, 144A, FRN, 4.816%, 10/20/29	United States	2,000,000		1,913,160

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FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Flexible Alpha Bond Fund (continued)

	Country	Principal Amount*		Value

Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
Diversified Financials (continued)
[b,g] Carlyle Euro CLO DAC, 2019-2A, A2A, 144A, FRN, 1.80%, 8/15/32	Ireland	2,700,000	EUR	$3,023,809
[b,g] Carlyle GMS Finance MM CLO LLC, 2015-1A, A2R, 144A, FRN, 4.201%, 10/15/31	United States	800,000		793,560
[b,h] Carlyle U.S. CLO Ltd.,
2017-2A, B, 144A, FRN, 4.366%, (3-month USD LIBOR + 2.40%), 7/20/31	United States	60,000		58,557
2017-4A, B, 144A, FRN, 3.851%, (3-month USD LIBOR + 1.85%), 1/15/30	United States	1,107,000		1,050,167
2017-4A, C, 144A, FRN, 4.801%, (3-month USD LIBOR + 2.80%), 1/15/30	United States	400,000		366,000
[b,g] CGRBS Commercial Mortgage Trust, 2013-VN05, C, 144A, FRN, 3.584%, 3/13/35	United States	450,000		476,517
[b,g] CIM Trust,
2018-INV1, A4, 144A, FRN, 4.00%, 8/25/48	United States	1,033,200		1,081,212
2019-INV1, A1, 144A, FRN, 4.00%, 2/25/49	United States	1,499,483		1,538,394
[b,g] Cole Park CLO Ltd., 2015-1A, BR, 144A, FRN, 3.566%, 10/20/28	United States	857,143		851,640
[b,g] Columbia Cent CLO 27 Ltd., 2018-27A, A2A, 144A, FRN, 3.54%, 10/25/28	United States	769,231		762,908
[b] COMM Mortgage Trust,
[g] 2014-277P, A, 144A, FRN, 3.732%, 8/10/49	United States	900,000		961,609
2015-3BP, A, 144A, 3.178%, 2/10/35	United States	600,000		630,326
[g] Conseco Finance Securitizations Corp., 2002-2, M1, FRN, 7.424%, 3/01/33	United States	53,253		57,830
Discover Card Execution Note Trust, 2019-A3, A, 1.89%, 10/15/24	United States	1,520,000		1,523,077
[b,h] Dorchester Park CLO Ltd., 2015-1A, CR, 144A, FRN, 3.716%, (3-month USD LIBOR + 1.75%), 4/20/28	United States	1,350,000		1,323,513
[b,g] Dryden 38 Senior Loan Fund, 2015-38A, CR, 144A, FRN, 4.001%, 7/15/30	United States	2,500,000		2,398,175
[b,g] Dryden 45 Senior Loan Fund, 2016-45A, CR, 144A, FRN, 4.201%, 10/15/30	United States	1,250,000		1,230,237
[b,h] Dryden 49 Senior Loan Fund, 2017-49A, C, 144A, FRN, 4.353%, (3-month USD LIBOR + 2.35%), 7/18/30	United States	60,000		58,529
[b,h] Dryden 64 CLO Ltd., 2018-64A, C, 144A, FRN, 3.753%, (3-month USD LIBOR + 1.75%), 4/18/31	United States	750,000		708,803
[b,g] Dunedin Park CLO DAC,
1A, A1, 144A, FRN, 1.07%, 10/22/32	Ireland	1,600,000	EUR	1,771,524
1A, A2A, 144A, FRN, 1.75%, 10/22/32	Ireland	800,000	EUR	884,561
[b,g] Eleven Madison Trust 2015-11MD Mortgage Trust, 2015-11MD, A, 144A, FRN, 3.673%, 9/10/35	United States	2,005,000		2,146,360
[b,h] Ellington CLO III Ltd., 2018-3A, A1, 144A, FRN, 3.616%, (3-month USD LIBOR + 1.65%), 7/20/30	United States	500,000		497,625
[b,g] Euro-Galaxy III CLO BV, 2013-3A, B2ER, 144A, FRN, 1.50%, 1/17/31	Netherlands	250,000	EUR	278,335
[b,g] Euro-Galaxy V CLO BV, 2016-5A, BR, 144A, FRN, 1.60%, 11/10/30	Netherlands	1,400,000	EUR	1,561,420

20	Semiannual Report	franklintempleton.com

FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Flexible Alpha Bond Fund (continued)

	Country	Principal Amount*	Value

Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
Diversified Financials (continued)
FHLMC Structured Agency Credit Risk Debt Notes,
[h] 2013-DN2, M2, FRN, 6.073%, (1-month USD LIBOR + 4.25%), 11/25/23	United States	2,225,437	$2,401,973
[h] 2014-DN1, M2, FRN, 4.023%, (1-month USD LIBOR + 2.20%), 2/25/24	United States	291,103	294,465
[h] 2014-DN2, M3, FRN, 5.423%, (1-month USD LIBOR + 3.60%), 4/25/24	United States	2,645,000	2,794,554
[h] 2014-DN3, M3, FRN, 5.823%, (1-month USD LIBOR + 4.00%), 8/25/24	United States	1,874,075	1,978,292
[h] 2014-DN4, M3, FRN, 6.373%, (1-month USD LIBOR + 4.55%), 10/25/24	United States	1,414,597	1,517,402
[h] 2014-HQ1, M3, FRN, 5.923%, (1-month USD LIBOR + 4.10%), 8/25/24	United States	839,911	887,810
[h] 2014-HQ2, M2, FRN, 4.023%, (1-month USD LIBOR + 2.20%), 9/25/24	United States	282,829	286,460
[h] 2014-HQ2, M3, FRN, 5.573%, (1-month USD LIBOR + 3.75%), 9/25/24	United States	2,500,000	2,702,093
[h] 2014-HQ3, M3, FRN, 6.573%, (1-month USD LIBOR + 4.75%), 10/25/24	United States	215,044	227,831
[h] 2015-DN1, M3, FRN, 5.973%, (1-month USD LIBOR + 4.15%), 1/25/25	United States	508,294	526,446
[h] 2015-DNA1, M2, FRN, 3.673%, (1-month USD LIBOR + 1.85%), 10/25/27	United States	131,419	132,447
[h] 2015-DNA1, M3, FRN, 5.123%, (1-month USD LIBOR + 3.30%), 10/25/27	United States	2,000,000	2,127,844
[h] 2015-DNA2, M2, FRN, 4.423%, (1-month USD LIBOR + 2.60%), 12/25/27	United States	46,357	46,549
[h] 2015-DNA3, M2, FRN, 4.673%, (1-month USD LIBOR + 2.85%), 4/25/28	United States	256,761	259,601
[h] 2015-DNA3, M3, FRN, 6.523%, (1-month USD LIBOR + 4.70%), 4/25/28	United States	2,500,000	2,759,254
[h] 2015-HQ1, M3, FRN, 5.623%, (1-month USD LIBOR + 3.80%), 3/25/25	United States	415,630	427,137
[h] 2015-HQ2, M3, FRN, 5.073%, (1-month USD LIBOR + 3.25%), 5/25/25	United States	1,500,000	1,568,548
[h] 2015-HQA2, M2, FRN, 4.623%, (1-month USD LIBOR + 2.80%), 5/25/28	United States	128,978	129,736
[h] 2015-HQA2, M3, FRN, 6.623%, (1-month USD LIBOR + 4.80%), 5/25/28	United States	2,000,000	2,140,135
[h] 2016-DNA1, M3, FRN, 7.373%, (1-month USD LIBOR + 5.55%), 7/25/28	United States	1,550,000	1,710,575
[h] 2016-DNA2, M3, FRN, 6.473%, (1-month USD LIBOR + 4.65%), 10/25/28	United States	3,552,363	3,810,686
[h] 2016-DNA3, M2, FRN, 3.823%, (1-month USD LIBOR + 2.00%), 12/25/28	United States	105,012	105,312
[h] 2016-HQA2, M2, FRN, 4.073%, (1-month USD LIBOR + 2.25%), 11/25/28	United States	213,857	214,956
[h] 2016-HQA2, M3, FRN, 6.973%, (1-month USD LIBOR + 5.15%), 11/25/28	United States	2,000,000	2,195,025

franklintempleton.com	Semiannual Report	21

FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Flexible Alpha Bond Fund (continued)

	Country	Principal Amount*	Value

Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
Diversified Financials (continued)
FHLMC Structured Agency Credit Risk Debt Notes, (continued)
[h] 2016-HQA3, M2, FRN, 3.173%, (1-month USD LIBOR + 1.35%), 3/25/29	United States	1,670,561	$1,673,977
[h] 2016-HQA4, M2, FRN, 3.123%, (1-month USD LIBOR + 1.30%), 4/25/29	United States	513,413	515,217
[g] 2017-DNA1, M2, FRN, 5.073%, 7/25/29	United States	2,900,000	3,043,170
[g] 2017-DNA2, M2, FRN, 5.273%, 10/25/29	United States	3,000,000	3,188,891
[h] 2017-DNA3, M2, FRN, 4.323%, (1-month USD LIBOR + 2.50%), 3/25/30	United States	2,000,000	2,042,274
[g] 2017-HQA1, M2, FRN, 5.373%, 8/25/29	United States	2,350,000	2,463,930
[g] 2017-HQA3, M2, FRN, 4.173%, 4/25/30	United States	250,000	253,534
[b,h] Flagship CLO VIII Ltd., 2014-8A, CRR, 144A, FRN, 3.801%, (3-month USD LIBOR + 1.80%), 1/16/26	United States	1,400,000	1,375,654
[b,g] Flagstar Mortgage Trust, 2018-6RR, 1A3, 144A, FRN, 4.00%, 10/25/48	United States	1,011,232	1,037,845
FNMA Connecticut Avenue Securities,
[h] 2013-C01, M2, FRN, 7.073%, (1-month USD LIBOR + 5.25%), 10/25/23	United States	2,643,970	2,914,803
[h] 2014-C01, M2, FRN, 6.223%, (1-month USD LIBOR + 4.40%), 1/25/24	United States	3,231,873	3,508,175
[h] 2014-C02, 1M2, FRN, 4.423%, (1-month USD LIBOR + 2.60%), 5/25/24	United States	1,724,540	1,794,222
[h] 2014-C02, 2M2, FRN, 4.423%, (1-month USD LIBOR + 2.60%), 5/25/24	United States	2,360,033	2,441,784
[h] 2014-C03, 1M2, FRN, 4.823%, (1-month USD LIBOR + 3.00%), 7/25/24	United States	1,148,765	1,207,175
[h] 2014-C03, 2M2, FRN, 4.723%, (1-month USD LIBOR + 2.90%), 7/25/24	United States	2,193,739	2,281,536
[h] 2014-C04, 1M1, FRN, 6.723%, (1-month USD LIBOR + 4.90%), 11/25/24	United States	2,696,277	2,939,353
[h] 2014-C04, 2M2, FRN, 6.823%, (1-month USD LIBOR + 5.00%), 11/25/24	United States	401,846	428,680
[h] 2015-C01, 1M2, FRN, 6.123%, (1-month USD LIBOR + 4.30%), 2/25/25	United States	26,868	28,462
[h] 2015-C01, 2M2, FRN, 6.373%, (1-month USD LIBOR + 4.55%), 2/25/25	United States	97,184	100,524
[h] 2015-C02, 1M2, FRN, 5.823%, (1-month USD LIBOR + 4.00%), 5/25/25	United States	395,328	417,207
[h] 2015-C02, 2M2, FRN, 5.823%, (1-month USD LIBOR + 4.00%), 5/25/25	United States	112,564	117,121
[h] 2015-C03, 1M2, FRN, 6.823%, (1-month USD LIBOR + 5.00%), 7/25/25	United States	2,336,814	2,524,556
[h] 2015-C03, 2M2, FRN, 6.823%, (1-month USD LIBOR + 5.00%), 7/25/25	United States	565,444	601,503
[h] 2016-C01, 1M2, FRN, 8.573%, (1-month USD LIBOR + 6.75%), 8/25/28	United States	2,285,044	2,529,857
[g] 2016-C02, 1M2, FRN, 7.823%, 9/25/28	United States	216,868	236,716
[g] 2016-C04, 1M2, FRN, 6.073%, 1/25/29	United States	2,000,000	2,113,697
[g] 2016-C05, 2M2, FRN, 6.273%, 1/25/29	United States	1,647,106	1,735,033
[g] 2016-C06, 1M2, FRN, 6.073%, 4/25/29	United States	460,000	489,562

22	Semiannual Report	franklintempleton.com

FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Flexible Alpha Bond Fund (continued)

	Country	Principal Amount*		Value

Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
Diversified Financials (continued)
FNMA Connecticut Avenue Securities, (continued)
[g] 2016-C07, 2M2, FRN, 6.173%, 5/25/29	United States	1,081,288		$1,136,317
[h] 2017-C01, 1B1, FRN, 7.573%, (1-month USD LIBOR + 5.75%), 7/25/29	United States	33,000		38,824
[h] 2017-C01, 1M2, FRN, 5.373%, (1-month USD LIBOR + 3.55%), 7/25/29	United States	890,000		932,664
[g] 2017-C02, 2M2, FRN, 5.473%, 9/25/29	United States	3,060,000		3,211,871
[g] 2017-C03, 1M2, FRN, 4.823%, 10/25/29	United States	2,780,000		2,895,937
[g] 2017-C03, 2M2, FRN, 4.673%, 11/25/29	United States	570,000		586,809
[g] 2017-C06, 1M2, FRN, 4.473%, 2/25/30	United States	390,000		398,605
[g] 2017-C07, 1M1, FRN, 2.473%, 5/25/30	United States	949,454		950,000
[h] 2018-C04, 2M1, FRN, 2.573%, (1-month USD LIBOR + 0.75%), 12/25/30	United States	335,226		335,396
[b,h] Gilbert Park CLO Ltd., 2017-1A, B, 144A, FRN, 3.601%, (3-month USD LIBOR + 1.60%), 10/15/30	United States	3,000,000		2,976,630
GS Mortgage Securities Trust,
2016-GS3, A4, 2.85%, 10/10/49	United States	600,000		620,051
2017-GS6, A3, 3.433%, 5/10/50	United States	2,000,000		2,145,313
[b,g] J.P. Morgan Chase Commercial Mortgage Securities Trust, 2016-NINE, A, 144A, FRN, 2.949%, 9/06/38	United States	600,000		619,746
JPMBB Commercial Mortgage Securities Trust,
2015-C30, A5, 3.822%, 7/15/48	United States	1,500,000		1,626,467
[g] 2015-C30, AS, FRN, 4.226%, 7/15/48	United States	450,000		489,307
2016-C1, A5, 3.576%, 3/15/49	United States	1,500,000		1,611,777
[g,j] JPMDB Commercial Mortgage Securities Trust, 2017-C5, XA, IO, FRN, 0.94%, 3/15/50	United States	188,645		10,550
[b,g] LCM XXII Ltd., 22A, A2R, 144A, FRN, 3.416%, 10/20/28	United States	3,500,000		3,431,190
[b,h] Long Point Park CLO Ltd.,
2017-1A, A2, 144A, FRN, 3.377%, (3-month USD LIBOR + 1.375%), 1/17/30	United States	1,000,000		975,300
2017-1A, B, 144A, FRN, 3.702%, (3-month USD LIBOR + 1.70%), 1/17/30	United States	1,000,000		954,350
[b,g] Madison Park Euro Funding XIV DAC, 2014A, A1N, 144A, FRN, 1.12%, 7/15/32	Ireland	3,800,000	EUR	4,256,483
[b,g] Madison Park Funding XIV Ltd.,
2014-14A, BRR, 144A, FRN, 3.653%, 10/22/30	United States	1,500,000		1,489,485
2014-14A, CRR, 144A, FRN, 4.153%, 10/22/30	United States	562,500		552,735
[b,g] Madison Park Funding XXIX Ltd., 2018-29A, A2, 144A, FRN, 3.453%, 10/18/30	United States	1,468,182		1,452,311
[b,h] Madison Park Funding XXVI Ltd., 2017-26A, AR, 144A, FRN, 3.128%, (3-month USD LIBOR + 1.20%), 7/29/30	United States	2,500,000		2,495,525
[b,g] Madison Park Funding XXXI Ltd.,
2018-31A, A2A, 144A, FRN, 3.434%, 1/23/31	United States	750,000		744,900
2018-31A, B, 144A, FRN, 3.634%, 1/23/31	United States	3,000,000		2,979,660
2018-31A, C, 144A, FRN, 4.084%, 1/23/31	United States	1,950,000		1,908,601

franklintempleton.com	Semiannual Report	23

FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Flexible Alpha Bond Fund (continued)

	Country	Principal Amount*		Value

Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
Diversified Financials (continued)
[b,g] Mill City Mortgage Loan Trust,
2017-1, A1, 144A, FRN, 2.75%, 11/25/58	United States	989,496		$998,069
2018-1, A1, 144A, FRN, 3.25%, 5/25/62	United States	2,584,677		2,652,087
2018-4, A1B, 144A, FRN, 3.50%, 4/25/66	United States	1,660,000		1,713,352
[b] Morgan Stanley Capital I Trust, 2014-150E, A, 144A, 3.912%, 9/09/32	United States	450,000		481,781
[b] Neuberger Berman Loan Advisers CLO Ltd.,
[h] 2017-26A, B, 144A, FRN, 3.503%, (3-month USD LIBOR + 1.50%), 10/18/30	United States	539,475		529,096
[g] 2019-32A, B, 144A, FRN, 3.816%, 1/19/32	United States	2,800,000		2,792,972
[b,h] Octagon Investment Partners 33 Ltd.,
2017-1A, A2, 144A, FRN, 3.466%, (3-month USD LIBOR + 1.50%), 1/20/31	United States	2,000,000		1,963,980
2017-1A, B, 144A, FRN, 3.816%, (3-month USD LIBOR + 1.85%), 1/20/31	United States	500,000		477,280
2017-1A, C, 144A, FRN, 4.716%, (3-month USD LIBOR + 2.75%), 1/20/31	United States	250,000		230,863
[b,h] Octagon Investment Partners XXIII Ltd.,
2015-1A, BR, 144A, FRN, 3.201%, (3-month USD LIBOR + 1.20%), 7/15/27	United States	1,200,000		1,179,936
2015-1A, CR, 144A, FRN, 3.851%, (3-month USD LIBOR + 1.85%), 7/15/27	United States	2,000,000		1,970,580
2015-1A, DR, 144A, FRN, 4.551%, (3-month USD LIBOR + 2.55%), 7/15/27	United States	300,000		292,137
[b] Progress Residential Trust, 2018-SFR2, A, 144A, 3.712%, 8/17/35	United States	290,000		296,536
[b,h] Radnor RE Ltd., 2018-1, M1, 144A, FRN, 3.223%, (1-month USD LIBOR + 1.40%), 3/25/28	United States	395,198		395,286
[b,g] Sequoia Mortgage Trust, 2016-2, A4, 144A, FRN, 3.50%, 8/25/46	United States	1,683,240		1,720,829
[b,g] Sound Point Euro CLO II Funding DAC,
2A, A, 144A, FRN, 1.11%, 10/26/32	Ireland	1,600,000	EUR	1,788,842
2A, B1, 144A, FRN, 1.85%, 10/26/32	Ireland	850,000	EUR	946,512
[b] TCI-Flatiron CLO Ltd.,
[g] 2017-1A, A, 144A, FRN, 3.324%, 11/18/30	United States	2,000,000		1,995,860
[h] 2017-1A, B, 144A, FRN, 3.684%, (3-month USD LIBOR + 1.56%), 11/18/30	United States	2,000,000		1,953,120
[h] 2017-1A, C, 144A, FRN, 3.974%, (3-month USD LIBOR + 1.85%), 11/18/30	United States	1,200,000		1,133,880
[g] Thornburg Mortgage Securities Trust, 2005-1, A3, FRN, 4.578%, 4/25/45	United States	17,416		17,594
[b] Towd Point Mortgage Trust,
2015-1, AE, 144A, 3.00%, 10/25/53	United States	406,715		409,624
[g] 2015-2, 2A1, 144A, FRN, 3.75%, 11/25/57	United States	220,329		222,715
[g] 2016-3, A1, 144A, FRN, 2.25%, 4/25/56	United States	1,425,715		1,426,164
[g] 2016-4, A1, 144A, FRN, 2.25%, 7/25/56	United States	930,848		931,595
[g] 2016-5, A1, 144A, FRN, 2.50%, 10/25/56	United States	363,745		366,099
[g] 2017-1, A1, 144A, FRN, 2.75%, 10/25/56	United States	1,144,229		1,161,063
[g] 2017-2, A1, 144A, FRN, 2.75%, 4/25/57	United States	1,094,503		1,106,016
[g] 2017-4, A1, 144A, FRN, 2.75%, 6/25/57	United States	1,986,734		2,015,812
[h] 2017-5, A1, 144A, FRN, 2.423%, (1-month USD LIBOR + 0.60%), 2/25/57	United States	109,906		109,925

24	Semiannual Report	franklintempleton.com

FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Flexible Alpha Bond Fund (continued)

	Country	Principal Amount*	Value
Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
Diversified Financials (continued)
[b] Towd Point Mortgage Trust, (continued) [g] 2018-1, A1, 144A, FRN, 3.00%, 1/25/58	United States	508,383	$517,450
[g] 2018-2, A1, 144A, FRN, 3.25%, 3/25/58	United States	250,557	257,147
[g] 2018-4, A1, 144A, FRN, 3.00%, 6/25/58	United States	1,759,249	1,817,897
[g] 2018-5, A1A, 144A, FRN, 3.25%, 7/25/58	United States	549,286	565,501
[g] 2019-1, A1, 144A, FRN, 3.75%, 3/25/58	United States	2,302,716	2,434,142
[b,h] Voya CLO Ltd.,
2013-2A, A1R, 144A, FRN, 2.91%, (3-month USD LIBOR + 0.97%), 4/25/31	United States	7,300,000	7,227,876
2014-1A, BR2, 144A, FRN, 3.903%, (3-month USD LIBOR + 1.90%), 4/18/31	United States	2,750,000	2,653,805
[b,g] Wells Fargo Mortgage Backed Securities, 2018-1, A3, 144A, FRN, 3.50%, 7/25/47	United States	781,909	796,665
[b,h] West CLO Ltd., 2014-1A, A2R, 144A, FRN, 3.353%, (3-month USD LIBOR + 1.35%), 7/18/26	United States	170,000	169,638

			235,466,481

Real Estate 0.2%
[b] American Homes 4 Rent, 2014-SFR3, A, 144A, 3.678%, 12/17/36	United States	740,115	779,827

Total Asset-Backed Securities and Commercial Mortgage-Backed Securities (Cost $247,624,963)			245,036,078

Mortgage-Backed Securities 8.1%

Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 4.1%
[k] FHLMC 15 Year, 2.50%, 10/01/34	United States	8,130,000	8,218,287
[k] FHLMC 30 Year, 3.00%, 11/01/49	United States	8,100,000	8,231,625

			16,449,912

Government National Mortgage Association (GNMA) Fixed Rate 4.0%
[k] GNMA II SF 30 Year, 3.50%, 10/01/49	United States	15,680,000	16,271,675

Total Mortgage-Backed Securities (Cost $32,706,582)			32,721,587

Municipal Bonds 0.2%
Cincinnati GO, Various Purpose, Improvement and Refunding, Series A, 5.00%, 12/01/25	United States	100,000	119,949
Citizens Property Insurance Corp. Revenue, Coastal Account, senior secured, Series A-1, 5.00%, 6/01/22	United States	125,000	134,655
Colorado State Board of Governors University Enterprise System
Revenue, Green Bonds, Series E-2, 5.00%, 3/01/25	United States	100,000	119,225
Orlando Health Obligated Group, 3.777%, 10/01/28	United States	105,000	113,662
Providence St. Joseph Health Obligated Group, 2.746%, 10/01/26	United States	15,000	15,367
San Jose RDA Successor Agency Tax Allocation, Senior, Refunding, Series A-T, 3.226%, 8/01/27	United States	190,000	203,302
Teays Valley Local School District GO, Pickaway Fairfield and Franklin Counties, Refunding, 4.00%, 12/01/26	United States	100,000	109,759
Texas State GO, Transportation Commission Highway Improvement, Series A, 5.00%, 4/01/21	United States	5,000	5,272

Total Municipal Bonds (Cost $774,687)			821,191

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FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Flexible Alpha Bond Fund (continued)

	Number of Contracts	Notional Amount*	Value

Options Purchased 0.0%†
Puts - Over-the-Counter
Credit Default Swaptions 0.0%†
Buy Protection on CDX.NA.HY.32, Counterparty GSCO, Premium Rate 5.00%, December Strike Price $106.00, Expires 12/18/19	1	3,712,500	$14,590
Buy Protection on CDX.NA.IG.32, Counterparty BZWS, Premium Rate 1.00%, November Strike Price $60.00, Expires 11/20/19	1	11,250,000	1,733

Total Options Purchased (Cost $64,305)			16,323

Total Investments before Short Term Investments (Cost $411,661,925)			412,721,231

	Country	Shares
Short Term Investments (Cost $24,386,858) 6.0%

Money Market Funds 6.0%
[l,m] Institutional Fiduciary Trust Money Market Portfolio, 1.56%	United States	24,386,858	24,386,858

Total Investments (Cost $436,048,783) 107.7%			437,108,089

Options Written (0.0)%†			(3,465)

Other Assets, less Liabilities (7.7)%			(31,177,874)

Net Assets 100.0%			$405,926,750

	Number of Contracts	Notional Amount*
[n] Options Written (0.0)%†
Puts - Over-the-Counter
Credit Default Swaptions (0.0)%†
Buy Protection on CDX.NA.HY.32, Counterparty GSCO, Premium Rate 5.00%, December Strike Price $102.50, Expires 12/18/19	1	3,712,500	(3,364)
Buy Protection on CDX.NA.IG.32, Counterparty BZWS, Premium Rate 1.00%, November Strike Price $80.00, Expires 11/20/19	1	11,250,000	(101)

Total Options Written (Premiums received $22,815)			$(3,465)

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STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Flexible Alpha Bond Fund (continued)

†Rounds to less than 0.1% of net assets.

*The principal/notional amount is stated in U.S. dollars unless otherwise indicated.

aSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At October 31, 2019, the aggregate value of these securities was $29,352,143, representing 7.2% of net assets.

bSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At October 31, 2019, the aggregate value of these securities was $201,707,949, representing 49.7% of net assets.

cThe coupon rate shown represents the rate at period end.

dSee Note 1(e) regarding loan participation notes.

ePerpetual security with no stated maturity date.

fPrincipal amount of security is adjusted for inflation. See Note 1(h).

gAdjustable rate security with an interest rate that is not based on a published reference index and spread. The rate is based on the structure of the agreement and current market conditions. The coupon rate shown represents the rate at period end.

hThe coupon rate shown represents the rate inclusive of any caps or floors, if applicable, in effect at period end.

iSecurity purchased on a when-issued basis. See Note 1(c).

jInvestment in an interest-only security entitles holders to receive only the interest payment on the underlying instruments. The principal amount shown is the notional amount of the underlying instruments.

kSecurity purchased on a to-be-announced (TBA) basis. See Note 1(c).

lSee Note 3(f) regarding investments in affiliated management investment companies.

mThe rate shown is the annualized seven-day effective yield at period end.

nSee Note 1(d) regarding written options.

At October 31, 2019, the Fund had the following futures contracts outstanding. See Note 1(d).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount*	Expiration Date	Value/ Unrealized Appreciation (Depreciation)

Interest Rate Contracts
Australian 3 Yr. Bond	Long	368	$29,270,834	12/16/19	$ 44,518
Australian 10 Yr. Bond	Long	125	12,565,999	12/16/19	(152)
Canadian 10 Yr. Bond	Long	185	19,960,046	12/18/19	(499,303)
CME Ultra Long Term U.S. Treasury Bond	Short	4	759,000	12/19/19	(21,131)
Euro-BOBL	Short	40	6,005,668	12/06/19	68,669
Euro-Bund	Short	5	957,820	12/06/19	15,052
U.S. Treasury 2 Yr. Note	Short	64	13,798,500	12/31/19	43,922
U.S. Treasury 5 Yr. Note	Short	302	35,999,344	12/31/19	275,023
U.S. Treasury 10 Yr. Note	Short	122	15,896,219	12/19/19	182,333
U.S. Treasury 30 Yr. Bond	Short	45	7,261,875	12/19/19	196,811
Ultra 10 Yr. U.S. Treasury Note	Short	103	14,637,265	12/19/19	211,034

Total Futures Contracts					$ 516,776

*As of period end.

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STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Flexible Alpha Bond Fund (continued)

At October 31, 2019, the Fund had the following forward exchange contracts outstanding. See Note 1(d).

Forward Exchange Contracts

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts

Euro	JPHQ	Sell	300,000	$338,631	11/12/19	$3,782	$—
British Pound	JPHQ	Sell	86,300	104,535	11/13/19	—	(7,307)
Indonesian Rupiah	JPHQ	Buy	16,736,500,000	1,156,235	11/21/19	30,724	—
South Korean Won	JPHQ	Sell	1,000,000,000	825,941	11/21/19	—	(29,070)
Euro	DBAB	Buy	100,000	117,270	12/13/19	—	(5,397)
Euro	DBAB	Sell	800,000	934,000	12/13/19	39,015	—
Australian Dollar	JPHQ	Sell	6,400,000	4,318,624	1/09/20	—	(102,003)
Australian Dollar	JPHQ	Sell	1,500,000	1,022,625	1/28/20	—	(13,853)
Japanese Yen	JPHQ	Buy	670,700,000	6,348,436	1/29/20	—	(99,037)
Canadian Dollar	JPHQ	Sell	1,600,000	1,205,573	1/30/20	—	(10,327)
Danish Krone	JPHQ	Sell	20,016,977	3,017,092	1/30/20	7,359	—
Euro	JPHQ	Sell	8,242,501	9,304,525	1/30/20	52,586	—
Mexican Peso	JPHQ	Buy	25,008,000	1,237,928	1/30/20	43,834	—
Mexican Peso	JPHQ	Sell	25,008,000	1,288,176	1/30/20	6,414	—
Norwegian Krone	JPHQ	Buy	18,300,000	2,029,784	1/30/20	—	(38,863)
Chinese Yuan Renminbi	JPHQ	Sell	27,800,000	3,906,069	2/24/20	—	(26,014)
Japanese Yen	JPHQ	Buy	48,000,000	445,162	3/13/20	3,247	—
Japanese Yen	JPHQ	Buy	108,500,000	1,020,855	3/13/20	—	(7,264)
Canadian Dollar	JPHQ	Sell	3,770,000	2,851,265	3/16/20	—	(13,664)
Euro	DBAB	Sell	120,000	134,526	3/16/20	—	(541)
Euro	JPHQ	Sell	8,820,429	9,863,623	3/16/20	—	(64,297)
Norwegian Krone	JPHQ	Buy	26,600,000	2,970,407	3/16/20	—	(76,834)
Swedish Krona	JPHQ	Buy	19,350,000	1,974,198	3/16/20	44,166	—
Swedish Krona	JPHQ	Sell	19,350,000	2,034,401	3/16/20	16,037	—
Turkish Lira	JPHQ	Buy	2,600,000	412,273	4/15/20	23,056	—

Total Forward Exchange Contracts						$270,220	$(494,471)

Net unrealized appreciation (depreciation)							$(224,251)

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

At October 31, 2019, the Fund had the following credit default swap contracts outstanding. See Note 1(d).

Credit Default Swap Contracts

Description	Periodic Payment Rate Received (Paid)	Payment Frequency	Counter- party	Maturity Date	Notional Amount[a]	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating[b]

OTC Swap Contracts

Contracts to Buy Protection[c]

Single Name

The AES Corp.	(5.00)%	Quarterly	CITI	3/20/21	$2,750,000	$(199,068)	$(163,219)	$(35,849)
Ally Financial Inc.	(5.00)%	Quarterly	JPHQ	12/20/24	2,600,000	(534,960)	(499,474)	(35,486)
American Airlines Group Inc.	(5.00)%	Quarterly	BZWS	12/20/19	400,000	(4,916)	(2,283)	(2,633)
American Airlines Group Inc.	(5.00)%	Quarterly	CITI	12/20/19	130,000	(1,598)	(733)	(865)

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FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Flexible Alpha Bond Fund (continued)

Credit Default Swap Contracts (continued)

Description	Periodic Payment Rate Received (Paid)	Payment Frequency	Counter- party	Maturity Date	Notional Amount[a]	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating[b]

OTC Swap Contracts (continued)

Contracts to Buy Protection[c] (continued)

Single Name (continued)

Boyd Gaming Corp.	(5.00)%	Quarterly	BZWS	6/20/22	$525,000	$(67,519)	$(52,231)	$(15,288)
Centurylink Inc.	(5.00)%	Quarterly	BZWS	6/20/21	4,700,000	(361,614)	(182,308)	(179,306)
Energy Transfer LP	(5.00)%	Quarterly	MSCO	12/20/20	750,000	(45,652)	(35,954)	(9,698)
Government of Italy	(1.00)%	Quarterly	BZWS	6/20/23	700,000	(10,810)	5,546	(16,356)
Government of Turkey	(1.00)%	Quarterly	BZWS	12/20/19	166,667	(288)	1,066	(1,354)
HCA Inc.	(5.00)%	Quarterly	FBCO	3/20/22	2,050,000	(243,938)	(179,121)	(64,817)
KB Home	(5.00)%	Quarterly	JPHQ	3/20/20	100,000	(2,472)	(1,374)	(1,098)
Nabors Industries Inc.	(1.00)%	Quarterly	CITI	12/20/21	1,050,000	125,743	32,672	93,071
Navient Corp.	(5.00)%	Quarterly	GSCO	3/20/20	1,800,000	(43,218)	(27,294)	(15,924)
Navient Corp.	(5.00)%	Quarterly	JPHQ	3/20/20	2,860,000	(68,668)	(43,393)	(25,275)
Contracts to Sell Protection[c,d]
Single Name
American Tower Corp.	1.00%	Quarterly	GSCO	3/20/21	100,000	314	(519)	833	BBB-
The Goldman Sachs Group Inc.	1.00%	Quarterly	JPHQ	12/20/24	2,600,000	52,113	46,031	6,082	BBB+
Government of Argentina	5.00%	Quarterly	CITI	12/20/21	960,000	(570,224)	(551,942)	(18,282)	CCC-
Government of Indonesia	1.00%	Quarterly	CITI	12/20/24	1,025,000	12,926	6,895	6,031	NR
Government of Italy	1.00%	Quarterly	BZWS	6/20/23	700,000	3,553	(24,319)	27,872	NR
Government of Russia	1.00%	Quarterly	CITI	12/20/24	620,000	7,921	6,318	1,603	BBB-
Government of Spain	1.00%	Quarterly	CITI	12/20/24	1,100,000	36,163	32,176	3,987	NR
Morgan Stanley	1.00%	Quarterly	JPHQ	12/20/24	2,600,000	56,512	50,521	5,991	BBB+
Nabors Industries Inc.	1.00%	Quarterly	CITI	12/20/23	1,050,000	(264,176)	(130,022)	(134,154)	BB-
Sprint Communications Inc.	5.00%	Quarterly	JPHQ	9/20/20	12,000	551	—	551	B
Traded Index
[e]BNP Paribas Bespoke Bordeaux Index, Mezzanine Tranche 7-10%	2.10%	Quarterly	BNDP	6/20/20	300,000	3,570	—	3,570	Non- Invest- ment Grade

[e]BNP Paribas Bespoke Rodez Index, Mezzanine Tranche 5-7%	2.00%	Quarterly	BNDP	12/20/20	500,000	4,148	—	4,148	Non- Invest- ment Grade

[e]BNP Paribas Bespoke Rodez2 Index, Mezzanine Tranche 5-7%	3.20%	Quarterly	BNDP	12/20/20	340,000	8,202	—	8,202	Non- Invest- ment Grade

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FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Flexible Alpha Bond Fund (continued)

Credit Default Swap Contracts (continued)

Description	Periodic Payment Rate Received (Paid)	Payment Frequency	Counter- party	Maturity Date	Notional Amount[a]	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating[b]

OTC Swap Contracts (continued)

Contracts to Sell Protection[c,d] (continued)

Traded Index (continued)

[e]Citibank Bespoke Bogota Index,
Mezzanine Tranche 7-10%	1.35%	Quarterly	CITI	6/20/20	$1,650,000	$8,162	$—	$8,162	Non- Invest- ment Grade

[e]Citibank Bespoke Boulder Index,
Mezzanine Tranche 5-10%	1.18%	Quarterly	CITI	12/20/19	3,000,000	4,528	—	4,528	Non- Invest- ment Grade

[e]Citibank Bespoke Boulder Index,
Mezzanine Tranche 5-15%	1.24%	Quarterly	CITI	12/20/19	1,600,000	3,934	—	3,934	Non- Invest- ment Grade

[e]Citibank Bespoke Cambridge Index,
Equity Tranche 0-3%	0.00%	Quarterly	CITI	12/20/19	407,500	(36,391)	(4,569)	(31,822)	Non- Invest- ment Grade

[e]Citibank Bespoke Lima Index,
Mezzanine Tranche 5-7%	2.13%	Quarterly	CITI	12/20/19	650,000	15	—	15	Non- Invest- ment Grade

[e]Citibank Bespoke Palma Index,
Mezzanine Tranche 5-7%	2.30%	Quarterly	CITI	6/20/21	710,000	10,077	—	10,077	Non- Invest- ment Grade

[e]Citibank Bespoke Phoenix Index,
Mezzanine Tranche 5-7%	2.90%	Quarterly	CITI	12/20/21	700,000	19,129	—	19,129	Non- Invest- ment Grade

[e]Citibank Bespoke Singapore Index,
Equity Tranche 0-3%	0.00%	Quarterly	CITI	6/20/20	770,000	(81,561)	(68,586)	(12,975)	Non- Invest- ment Grade

[e]Citibank Bespoke Verona Index,
Equity Tranche 0-3%	0.00%	Quarterly	CITI	12/20/19	12,225	(169)	(168)	(1)	Non- Invest- ment Grade

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FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Flexible Alpha Bond Fund (continued)

Credit Default Swap Contracts (continued)

Description	Periodic Payment Rate Received (Paid)	Payment Frequency	Counter- party	Maturity Date	Notional Amount[a]	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating[b]

OTC Swap Contracts (continued)

Contracts to Sell Protection[c,d] (continued)

Traded Index (continued)

[e]Citibank Bespoke Verona Index,
Mezzanine Tranche 7-15%	0.40%	Quarterly	CITI	12/20/19	$280,000	$ 199	$—	$ 199	Non- Invest- ment Grade

MCDX.NA.30	1.00%	Quarterly	CITI	6/20/28	2,000,000	48,421	17,428	30,993	Invest- ment Grade

MCDX.NA.31	1.00%	Quarterly	CITI	12/20/23	12,200,000	216,373	104,112	112,261	Invest- ment Grade

[e]Morgan Stanley Bespoke Pecan Index, Mezzanine Tranche
5-10%	3.98%	Quarterly	MSCO	12/20/21	800,000	20,136	—	20,136	Non- Invest- ment Grade

[e]Morgan Stanley Bespoke Pecan Index, Mezzanine Tranche
5-10%	4.10%	Quarterly	MSCO	12/20/21	800,000	23,786	—	23,786	Non- Invest- ment Grade

Total Credit Default Swap Contracts						$(1,870,766)	$(1,664,744)	$ (206,022)

aIn U.S. dollars unless otherwise indicated. For contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse provisions have been entered into in association with the contracts.

bBased on Standard and Poor’s (S&P) Rating for single name swaps and internal ratings for index swaps. Internal ratings based on mapping into equivalent ratings from external vendors.

cPerformance triggers for settlement of contract include default, bankruptcy or restructuring for single name swaps, and failure to pay or bankruptcy of the underlying securities for traded index swaps.

dThe Fund enters contracts to sell protection to create a long credit position.

eRepresents a custom index comprised of a basket of underlying instruments.

At October 31, 2019, the Fund had the following cross-currency swap contracts outstanding. See Note 1(d).

Cross-Currency Swap Contracts

Description	Payment Frequency	Coun- terparty	Maturity Date	Notional Amount		Value/ Unrealized Appreciation (Depreciation)

OTC Swap Contracts
Receive Floating 3-month USD LIBOR + 1.894%	Quarterly			2,460,000	USD
Pay Fixed 1.50%	Annual	CITI	5/04/21	2,000,000	EUR	$239,207
Receive Floating 3-month USD LIBOR + 1.85%	Quarterly			617,500	USD
Pay Fixed 1.50%	Annual	CITI	5/04/21	500,000	EUR	61,927

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FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Flexible Alpha Bond Fund (continued)

Cross-Currency Swap Contracts (continued)

Description	Payment Frequency	Coun- terparty	Maturity Date	Notional Amount		Value/ Unrealized Appreciation (Depreciation)

OTC Swap Contracts (continued)
Receive Floating 3-month USD LIBOR + 2.87%	Quarterly			232,400	USD
Pay Fixed 2.50%	Annual	CITI	5/04/21	200,000	EUR	$ 9,107
Receive Floating 3-month USD LIBOR + 1.303%	Quarterly			496,000	USD
Pay Fixed 1.00%	Annual	JPHQ	5/04/21	400,000	EUR	51,388
Receive Floating 3-month USD LIBOR + 1.334%	Quarterly			4,256,000	USD
Pay Floating 3-month EUR LIBOR + 1.12%	Quarterly	CITI	7/10/21	3,800,000	EUR	26,330
Receive Floating 3-month USD LIBOR + 1.81%	Quarterly			1,568,000	USD
Pay Floating 3-month EUR LIBOR + 1.60%	Quarterly	CITI	8/12/21	1,400,000	EUR	18,292
Receive Floating 3-month USD LIBOR + 1.305%	Quarterly			2,988,900	USD
Pay Floating 3-month EUR LIBOR + 1.11%	Quarterly	JPHQ	8/20/21	2,700,000	EUR	(6,248)
Receive Floating 3-month USD LIBOR + 1.31%	Quarterly			2,719,500	USD
Pay Floating 3-month EUR LIBOR + 1.11%	Quarterly	CITI	8/30/21	2,450,000	EUR	511
Receive Floating 3-month USD LIBOR + 1.23%	Quarterly			2,941,500	USD
Pay Floating 3-month EUR LIBOR + 1.07%	Quarterly	CITI	9/17/21	2,650,000	EUR	(4,916)
Receive Floating 3-month USD LIBOR + 1.25%	Quarterly			5,550,000	USD
Pay Floating 3-month EUR LIBOR + 1.10%	Quarterly	CITI	10/30/21	5,000,000	EUR	(26,824)
Receive Floating 3-month USD LIBOR + 0.849%	Quarterly			3,472,000	USD
Pay Fixed 0.75%	Annual	DBAB	9/14/22	2,800,000	EUR	328,921

Total Cross Currency Swap Contracts						$697,695

At October 31, 2019, the Fund had the following interest rate swap contracts outstanding. See Note 1(d).

Interest Rate Swap Contracts

Description	Payment Frequency	Maturity Date	Notional Amount*		Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)

Centrally Cleared Swap Contracts
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.788%	Semi-Annual	3/26/23	7,900,000		$(343,646)	$—	$(343,646)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.79%	Semi-Annual	3/28/23	7,900,000		(344,481)	—	(344,481)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.713%	Semi-Annual	3/29/23	4,700,000		(190,817)	—	(190,817)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.806%	Semi-Annual	4/17/23	5,800,000		(258,638)	—	(258,638)
Receive Fixed 2.773%	Quarterly
Pay Floating 3-month CNY CNRR	Quarterly	8/23/24	17,000,000	CNY	(36,253)	—	(36,253)
Receive Fixed 2.765%	Quarterly
Pay Floating 3-month CNY CNRR	Quarterly	8/26/24	13,700,000	CNY	(29,920)	—	(29,920)
Receive Fixed 2.79%.	Quarterly
Pay Floating 3-month CNY CNRR	Quarterly	8/30/24	21,500,000	CNY	(44,421)	—	(44,421)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 2.00%	Semi-Annual	6/20/25	11,100,000		(356,799)	507,813	(864,612)
Receive Floating 3-month USD LIBOR	Quarterly
Pay Fixed 3.082%	Semi-Annual	9/28/25	8,000,000		(725,310)	—	(725,310)
Receive Floating 3-month USD LIBOR	Quarterly

32	Semiannual Report	franklintempleton.com

FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Flexible Alpha Bond Fund (continued)

Interest Rate Swap Contracts (continued)

Description	Payment Frequency	Maturity Date	Notional Amount*	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)

Centrally Cleared Swap Contracts (continued)
Pay Fixed 3.225%	Semi-Annual	11/13/25	5,500,000	$ (605,983)	$ —	$ (605,983)

Total Interest Rate Swap Contracts				$(2,936,268)	$507,813	$(3,444,081)

*In U.S. dollars unless otherwise indicated.

At October 31, 2019, the Fund had the following inflation index swap contracts outstanding. See Note 1(d).

Inflation Index Swap Contracts

Description	Payment Frequency	Maturity Date	Notional Amount	Value/ Unrealized Appreciation (Depreciation)

Centrally Cleared Swap Contracts
Receive variable change in USA-CPI-U	At maturity
Pay Fixed 2.079%	At maturity	9/18/24	$1,770,000	$ (36,003)
Receive variable change in USA-CPI-U	At maturity
Pay Fixed 1.719%	At maturity	8/14/26	2,050,000	(10,074)
Receive variable change in USA-CPI-U	At maturity
Pay Fixed 2.35%	At maturity	9/20/26	5,200,000	(299,978)
Receive variable change in USA-CPI-U	At maturity
Pay Fixed 2.313%	At maturity	6/01/28	1,400,000	(85,792)

Total Inflation Index Swap Contracts				$ (431,847)

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FRANKLIN STRATEGIC SERIES

STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Flexible Alpha Bond Fund (continued)

At October 31, 2019, the Fund had the following total return swap contracts outstanding. See Note 1(d).

Total Return Swap Contracts

Underlying Instruments	Financing Rate	Payment Frequency	Counter- party	Maturity Date	Notional Value*		Value/ Unrealized Appreciation (Depreciation)

OTC Swap Contracts
Long[a]
Euribor 3 Month	3-month EUR LIBOR	Quarterly	BNDP	12/20/19	3,650,000	EUR	$ (6,717)
Euribor 3 Month	3-month EUR LIBOR	Quarterly	CITI	12/20/19	4,900,000	EUR	(18,846)
Markit iBoxx USD Liquid Leveraged Loan Index	3-month USD LIBOR	Quarterly	JPHQ	12/20/19	3,330,000		27,055
Markit iBoxx USD Liquid Leveraged Loan Index	3-month USD LIBOR	Quarterly	MSCO	12/20/19	900,000		12,810
Markit iBoxx USD Liquid Leveraged Loan Index	3-month USD LIBOR	Quarterly	FBCO	3/20/20	4,050,000		49,778
Markit iBoxx USD Liquid Leveraged Loan Index	3-month USD LIBOR	Quarterly	GSCO	3/20/20	6,600,000		108,727
Short[b]
iBoxx USD Liquid Investment Grade Index	3-month USD LIBOR	Quarterly	BNDP	12/20/19	1,700,000		(734)
iBoxx USD Liquid Investment Grade Index	3-month USD LIBOR	Quarterly	GSCO	12/20/19	1,400,000		2,007

Total Total Return Swap Contracts							$174,080

*In U.S. dollars unless otherwise indicated.

aThe Fund receives the total return on the underlying instrument and pays a variable financing rate.

bThe Fund receives the variable financing rate and pays the total return on the underlying instrument.

See Note 8 regarding other derivative information.

See Abbreviations on page 54.

34	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

October 31, 2019 (unaudited)

Franklin Flexible Alpha Bond Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$411,661,925
Cost - Non-controlled affiliates (Note 3f)	24,386,858

Value - Unaffiliated issuers	$412,721,231
Value - Non-controlled affiliates (Note 3f)	24,386,858
Foreign currency, at value (cost $2,154,280)	2,155,826
Receivables:
Investment securities sold	5,097,604
Interest	1,683,136
Deposits with brokers for:
OTC derivative contracts	1,560,000
Futures contracts	1,531,713
Centrally cleared swap contracts	1,179,397
OTC swap contracts (upfront payments $302,489)	302,765
Unrealized appreciation on OTC forward exchange contracts	270,220
Unrealized appreciation on OTC swap contracts	1,331,221
Other assets	2,740

Total assets	452,222,711

Liabilities:
Payables:
Investment securities purchased	41,173,760
Capital shares redeemed	463
Management fees	160,943
Distribution fees	641
Transfer agent fees	7,442
Trustees’ fees and expenses	173
Distributions to shareholders	1,134,718
Variation margin on futures contracts	455,381
Variation margin on centrally cleared swap contracts	191,861
OTC swap contracts (upfront receipts $2,728,000)	1,967,509
Options written, at value (premiums received $22,815)	3,465
Unrealized depreciation on OTC forward exchange contracts	494,471
Unrealized depreciation on OTC swap contracts	665,468
Deferred tax	201
Accrued expenses and other liabilities	39,465

Total liabilities	46,295,961

Net assets, at value	$405,926,750

Net assets consist of:
Paid-in capital	$412,216,402
Total distributable earnings (loss)	(6,289,652)

Net assets, at value	$405,926,750

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	35

FRANKLIN STRATEGIC SERIES

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (continued)

October 31, 2019 (unaudited)

Franklin Flexible Alpha Bond Fund

Class A:
Net assets, at value	$ 1,816,689

Shares outstanding	188,414

Net asset value per share[a]	$9.64

Maximum offering price per share (net asset value per share ÷ 96.25%)	$10.02

Class C:
Net assets, at value	$ 378,693

Shares outstanding	39,550

Net asset value and maximum offering price per share[a]	$9.58

Class R:
Net assets, at value	$ 84,036

Shares outstanding	8,728

Net asset value and maximum offering price per share	$9.63

Class R6:
Net assets, at value	$403,211,593

Shares outstanding	41,816,072

Net asset value and maximum offering price per share	$9.64

Advisor Class:
Net assets, at value	$ 435,739

Shares outstanding	45,212

Net asset value and maximum offering price per share	$9.64

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

36	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

FINANCIAL STATEMENTS

Statement of Operations

for the six months ended October 31, 2019 (unaudited)

Franklin Flexible Alpha Bond Fund

Investment income:
Dividends:
Unaffiliated issuers	$ 226,552
Non-controlled affiliates (Note 3f)	311,907
Interest: (net of foreign taxes)~
Unaffiliated issuers	7,825,060

Total investment income	8,363,519

Expenses:
Management fees (Note 3a)	1,169,095
Distribution fees: (Note 3c)
Class A	2,113
Class C	1,325
Class R	211
Transfer agent fees: (Note 3e)
Class A	2,285
Class C	552
Class R	114
Class R6	42,266
Advisor Class	593
Custodian fees (Note 4)	4,305
Reports to shareholders	2,607
Registration and filing fees	61,686
Professional fees	15,975
Trustees’ fees and expenses	2,986
Other	88,813

Total expenses	1,394,926
Expense reductions (Note 4)	(2,867)
Expenses waived/paid by affiliates (Note 3f and 3g)	(110,008)

Net expenses	1,282,051

Net investment income	7,081,468

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(1,406,747)
Written options	61,560
Foreign currency transactions	95,211
Forward exchange contracts	765,573
Futures contracts	(3,066,248)
Swap contracts	331,171

Net realized gain (loss)	(3,219,480)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	3,043,916
Translation of other assets and liabilities denominated in foreign currencies	(89,507)
Forward exchange contracts	(413,852)
Written options	(8,005)
Futures contracts	888,077
Swap contracts	(2,951,625)
Change in deferred taxes on unrealized appreciation	(201)

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	37

FRANKLIN STRATEGIC SERIES

FINANCIAL STATEMENTS

Statement of Operations (continued)

for the six months ended October 31, 2019 (unaudited)

Franklin Flexible Alpha Bond Fund

Net change in unrealized appreciation (depreciation)	468,803

Net realized and unrealized gain (loss)	(2,750,677)

Net increase (decrease) in net assets resulting from operations	$ 4,330,791

~Foreign taxes withheld on interest	$82

38	Semiannual Report | The accompanying notes are an integral part of these financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

Franklin Flexible Alpha Bond Fund

	Six Months Ended October 31, 2019 (unaudited)	Year Ended April 30, 2019

Increase (decrease) in net assets:
Operations:
Net investment income	$ 7,081,468	$ 11,868,025
Net realized gain (loss)	(3,219,480)	(943,499)
Net change in unrealized appreciation (depreciation)	468,803	(1,089,579)

Net increase (decrease) in net assets resulting from operations	4,330,791	9,834,947

Distributions to shareholders:
Class A	(22,712)	(41,958)
Class C	(4,799)	(7,107)
Class R	(1,047)	(1,752)
Class R6	(7,093,897)	(12,371,974)
Advisor Class	(6,427)	(11,924)

Total distributions to shareholders	(7,128,882)	(12,434,715)

Capital share transactions: (Note 2)
Class A	369,214	351,865
Class C	13,213	91,704
Class R	1,377	33,323
Class R6	(98,880,977)	296,632,582
Advisor Class	5,229	11,647

Total capital share transactions	(98,491,944)	297,121,121

Net increase (decrease) in net assets	(101,290,035)	294,521,353
Net assets:
Beginning of period	507,216,785	212,695,432

End of period	$405,926,750	$507,216,785

franklintempleton.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	39

FRANKLIN STRATEGIC SERIES

Notes to Financial Statements (unaudited)

Franklin Flexible Alpha Bond Fund

1.   Organization and Significant Accounting Policies

Franklin Strategic Series (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of twelve separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Flexible Alpha Bond Fund (Fund) is included in this report. The Fund offers five classes of shares: Class A, Class C, Class R, Class R6 and Advisor Class. Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The Fund closed to new investors with limited exceptions on August 27, 2019, and is scheduled to close to all investors on December 4, 2019.

The following summarizes the Fund’s significant accounting policies.

a.   Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter (OTC) market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined. Derivative financial instruments listed on an exchange are valued at the official closing price of the day.

Investments in open-end mutual funds are valued at the closing NAV.

Certain derivative financial instruments are centrally cleared or trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

b.   Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases

40	Semiannual Report	franklintempleton.com

FRANKLIN STRATEGIC SERIES

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Flexible Alpha Bond Fund (continued)

and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.   Securities Purchased on a When-Issued and TBA Basis

The Fund purchases securities on a when-issued and to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

d.   Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each

franklintempleton.com	Semiannual Report	41

FRANKLIN STRATEGIC SERIES

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Flexible Alpha Bond Fund (continued)

1.   Organization and Significant Accounting

Policies (continued)

d.   Derivative Financial Instruments (continued)

day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into exchange traded futures contracts primarily to manage and/or gain exposure to interest rate risk. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into credit default swap contracts primarily to manage and/or gain exposure to credit risk. A credit default swap is an agreement between the Fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. These agreements may be privately negotiated in the over-the-counter market (OTC credit default swaps) or may be executed in a multilateral trade facility platform, such as a registered exchange (centrally cleared credit default swaps). The underlying referenced debt obligation may be a single issuer of corporate or sovereign debt, a credit index, a basket of issuers or indices, or a tranche of a credit index or basket of issuers or indices. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net settlement amount equal to the notional amount of the credit default swap less the recovery value of the referenced debt obligation, or other agreed upon amount. For centrally cleared credit default swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Upfront payments and receipts are reflected in the Statement of Assets and Liabilities and represent compensating factors between stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments and receipts are amortized over the term of the contract as a realized gain or loss in the Statement of Operations.

The Fund entered into OTC cross currency swap contracts primarily to manage and/or gain exposure to interest rate risk and certain foreign currencies. A cross currency swap is an agreement between the Fund and a counterparty to exchange cash flows (determined using either a fixed or floating rate) based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the opening of the contract. Cross currency swaps may require the exchange of notional amounts at the opening and/or closing of the contract. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized. Upfront payments and receipts are reflected in the Statement of Assets and Liabilities and represent compensating factors between stated terms of the cross currency swap contract and prevailing market conditions (interest rate spreads and other relevant factors). These upfront payments and receipts are amortized over the term of the contract as a realized gain or loss in the Statement of Operations.

The Fund entered into inflation index swap contracts primarily to manage and/or gain exposure to inflation risk. An inflation index swap is an agreement between the Fund and a counterparty to exchange cash flows whereby one party makes payments based on the percentage change in an index that serves as a measure of inflation and the other party makes a regular payment based on a compounded

42	Semiannual Report	franklintempleton.com

FRANKLIN STRATEGIC SERIES

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Flexible Alpha Bond Fund (continued)

fixed rate, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC inflation index swap) or may be executed on a registered exchange (centrally cleared inflation index swap). For centrally cleared inflation index swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized. Typically, an inflation index swap has payment obligations netted and exchanged upon maturity.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

The Fund entered into OTC total return swap contracts primarily to manage and/or gain exposure to interest rate risk of an underlying instrument such as a stock, bond, index or basket of securities or indices. A total return swap is an agreement between the Fund and a counterparty to exchange a return linked to an underlying instrument for a floating or fixed rate payment, both based upon a notional amount. Over the term of the contract, contractually required payments to be paid or received are accrued daily and recorded as unrealized appreciation or depreciation until the payments are made, at which time they are recognized as realized gain or loss.

The Fund purchased or wrote OTC option contracts primarily to manage and/or gain exposure to interest rate, foreign exchange rate and credit risk. An option is a contract entitling the holder to purchase or sell a specific amount of shares or units of an asset or notional amount of a swap (swaption), at a specified price. When an option is purchased or written, an amount equal to the premium paid or received is recorded as an asset or liability, respectively. Upon exercise of an option, the acquisition cost or sales proceeds of the underlying investment is adjusted by any premium received or paid. Upon expiration of an option, any premium received or paid is recorded as a realized gain or loss. Upon closing an option other than through expiration or exercise, the difference between the premium received or paid and the cost to close the position is recorded as a realized gain or loss.

See Note 8 regarding other derivative information.

e.   Loan Participation Notes

The Fund invests in loan participation notes (Participations). Participations are loans originally issued to a borrower by one or more financial institutions (the Lender) and subsequently sold to other investors, such as the Fund. Participations typically result in the Fund having a contractual relationship only with the Lender and not with the borrower. The Fund has the right to receive from the Lender any payments of principal, interest and fees which the Lender received from the borrower. The Fund generally has no rights to either enforce compliance by the borrower with the terms of the loan agreement or to any collateral relating to the original loan. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. The Participations may also involve interest rate risk and liquidity risk, including the potential default or insolvency of the borrower and/or the Lender.

f.   Mortgage Dollar Rolls

The Fund enters into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution where the Fund sells (or buys) mortgage-backed securities for delivery on a specified date and simultaneously contracts to repurchase (or sell) substantially similar (same type, coupon, and maturity) securities at a future date and at a predetermined price. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the Fund upon entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. Transactions in mortgage dollar rolls are accounted for as purchases and

franklintempleton.com	Semiannual Report	43

FRANKLIN STRATEGIC SERIES

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Flexible Alpha Bond Fund (continued)

1.   Organization and Significant Accounting

Policies (continued)

f.   Mortgage Dollar Rolls (continued)

sales and may result in an increase to the Fund’s portfolio turnover rate. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

g.   Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of October 31, 2019, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

h.   Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Paydown gains and losses are recorded as an adjustment to interest income. Dividend income is recorded on the ex-dividend date. Dividends from net investment income are normally declared daily; these dividends may be reinvested or paid monthly to shareholders. Distributions from realized capital gains and other distributions, if any, are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Net investment income, excluding class specific expenses, is allocated daily to each class of shares based upon the relative value of the settled shares of each class. Realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income in the Statement of Operations.

i.   Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Flexible Alpha Bond Fund (continued)

j.   Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2.   Shares of Beneficial Interest

At October 31, 2019, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended		Year Ended
	October 31, 2019		April 30, 2019
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold[a]	54,553	$527,949	146,054	$1,426,571
Shares issued in reinvestment of distributions	2,332	22,574	4,309	41,654
Shares redeemed	(18,720)	(181,309)	(115,764)	(1,116,360)

Net increase (decrease)	38,165	$369,214	34,599	$351,865

Class C Shares:
Shares sold	9,247	$89,057	21,517	$208,316
Shares issued in reinvestment of distributions	498	4,783	735	7,066
Shares redeemed[a]	(8,390)	(80,627)	(12,740)	(123,678)

Net increase (decrease)	1,355	$13,213	9,512	$91,704

Class R Shares:
Shares sold	34	$330	3,238	$31,606
Shares issued in reinvestment of distributions	108	1,047	181	1,752
Shares redeemed	—	—	(3)	(35)

Net increase (decrease)	142	$1,377	3,416	$33,323

Class R6 Shares:
Shares sold	—	$—	31,582,771	$307,592,000
Shares issued in reinvestment of distributions	24,324	236,429	29,382	284,707
Shares redeemed	(10,197,264)	(99,117,406)	(1,157,235)	(11,244,125)

Net increase (decrease)	(10,172,940)	$(98,880,977)	30,454,918	$296,632,582

Advisor Class Shares:
Shares sold	6,939	$67,450	4,301	$41,736
Shares issued in reinvestment of distributions	664	6,427	1,232	11,923
Shares redeemed	(7,063)	(68,648)	(4,298)	(42,012)

Net increase (decrease)	540	$5,229	1,235	$11,647

aMay include a portion of Class C shares that were automatically converted to Class A.

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FRANKLIN STRATEGIC SERIES

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Flexible Alpha Bond Fund (continued)

3.   Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation

Franklin Advisers, Inc. (Advisers)	Investment manager

Franklin Templeton Institutional, LLC (FT Institutional)	Investment manager

Franklin Templeton Services, LLC (FT Services)	Administrative manager

Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter

Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a.   Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets

0.550%	Up to and including $1 billion

0.500%	Over $1 billion, up to and including $5 billion

0.450%	Over $5 billion, up to and including $10 billion

0.445%	Over $10 billion, up to and including $15 billion

0.440%	Over $15 billion, up to and including $20 billion

0.435%	In excess of $20 billion

Under a subadvisory agreement, FT Instituitional, an affiliate of Advisers, provides subadvisory services to the Fund. The subadvisory fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

b.   Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.   Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Flexible Alpha Bond Fund (continued)

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	0.65%
Class R	0.50%

d.   Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$12
CDSC retained	$6

e.   Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended October 31, 2019, the Fund paid transfer agent fees of $45,810, of which $44,931 was retained by Investor Services.

f.   Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended October 31, 2019, the Fund held investments in affiliated management investment companies as follows:

	Value at Beginning of Period	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Period	Number of Shares Held at End of Period	Dividend Income

Non-Controlled Affiliates
Institutional Fiduciary Trust Money Market Portfolio, 1.56%	$77,861,898	$75,078,294	$(128,553,334)	$ —	$ —	$24,386,858	24,386,858	$311,907

g. Waiver and Expense Reimbursements

Advisers and Investor Services have contractually agreed in advance to waive or limit their respective fees and to assume as their own expense certain expenses otherwise payable by the Fund so that the expenses (excluding distribution fees, acquired fund fees and expenses and certain non-routine expenses or costs, including those relating to litigation, indemnification,

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FRANKLIN STRATEGIC SERIES

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Flexible Alpha Bond Fund (continued)

3.   Transactions with Affiliates (continued)

g.   Waiver and Expense Reimbursements (continued)

reorganizations, and liquidations) for Class A, Class C, Class R and Advisor Class of the Fund do not exceed 0.85% and for Class R6 do not exceed 0.56%, based on the average net assets of each class until August 31, 2020. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

Prior to September 1, 2019, expenses (excluding certain fees and expenses as previously disclosed) for Class R6 were limited to 0.81% based on the average net assets of the class.

h.   Other Affiliated Transactions

At October 31, 2019, Franklin Resources, Inc owned 99.3% of the Fund’s outstanding shares. Investment activities of this shareholder could have a material impact on the Fund.

4.   Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended October 31, 2019, the custodian fees were reduced as noted in the Statement of Operations.

5.   Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains.

At April 30, 2019, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:
Short term	$1,069,279
Long term	2,264,409

Total capital loss carryforwards	$3,333,688

At October 31, 2019, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$436,048,166

Unrealized appreciation	$10,564,527
Unrealized depreciation	(13,518,683)

Net unrealized appreciation (depreciation)	$(2,954,156)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of paydown losses, swaps and financial futures transactions.

6.   Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended October 31, 2019, aggregated $181,133,424 and $206,625,532, respectively.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Flexible Alpha Bond Fund (continued)

7.   Credit Risk

At October 31, 2019, the Fund had 13.0% of its portfolio invested in high yield or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

8.   Other Derivative Information

At October 31, 2019, investments in derivative contracts are reflected in the Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts	Variation margin on futures contracts	$1,037,362	[a]	Variation margin on futures contracts	$520,586	[a]
	Variation margin on centrally cleared swap contracts	—		Variation margin on centrally cleared swap contracts	3,444,081	[a]
	Unrealized appreciation on OTC swap contracts	936,060		Unrealized depreciation on OTC swap contracts	64,285
Foreign exchange contracts	Unrealized appreciation on OTC forward exchange contracts	270,220		Unrealized depreciation on OTC forward exchange contracts	494,471
Credit contracts	Investments in securities, at value	16,323	[b]	Options written, at value	3,465
	OTC swap contracts (upfront payments)	302,765		OTC swap contracts (upfront receipts)	1,967,509
	Unrealized appreciation on OTC swap contracts	395,161		Unrealized depreciation on OTC swap contracts	601,183
Inflation contracts	Variation margin on centrally cleared swap contracts	—		Variation margin on centrally cleared swap contracts	431,847	[a]

Totals		$2,957,891			$7,527,427

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts and centrally cleared swap contracts as reported in the Statement of Investments. Only the variation margin receivable/payable at period end is separately reported within the Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

bPurchased option contracts are included in investments in securities, at value in the Statement of Assets and Liabilities.

For the period ended October 31, 2019, the effect of derivative contracts in the Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Period	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Period

	Net realized gain (loss) from:		Net change in unrealized
			appreciation (depreciation) on:
Interest rate contracts	Investments	$(14,431)[a]	Investments	$92,440 [a]
	Futures contracts	(3,066,248)	Futures contracts	888,077
	Swap contracts	734,194	Swap contracts	(2,760,433)
Foreign exchange contracts	Forward exchange contracts	765,573	Forward exchange contracts	(413,852)

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FRANKLIN STRATEGIC SERIES

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Flexible Alpha Bond Fund (continued)

8. Other Derivative Information (continued)

Derivative Contracts Not Accounted for as Hedging Instruments	Statement of Operations Location	Net Realized Gain (Loss) for the Period	Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Period

	Net realized gain (loss) from:		Net change in unrealized
			appreciation (depreciation) on:
Credit contracts	Investments	$ (381,854)[a]	Investments	$57,743	[a]
	Written options	61,560	Written options	(8,005)
	Swap contracts	(402,992)	Swap contracts	72,321
Inflation contracts	Swap contracts	(31)	Swap contracts	(263,513)

Totals		$(2,304,229)		$(2,335,222)

aPurchased option contracts are included in net realized gain (loss) from investments and net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the period ended October 31, 2019, the average month end notional amount of futures contracts, options and swap contracts and the average month end contract value for forward exchange contracts were as follows:

Futures contracts	$164,814,825
Options	87,687,143
Swap contracts	172,263,489
Forward exchange contracts	46,682,805

At October 31, 2019, OTC derivative assets and liabilities are as follows:

	Gross Amounts of Assets and Liabilities Presented in the Statement of Assets and Liabilities
	Assets[a]	Liabilities[a]

Derivatives
Forward exchange contracts	$ 270,220	$ 494,471
Options purchased	16,323	—
Options written	—	3,465
Swap contracts	1,633,986	2,632,977

Total	$1,920,529	$3,130,913

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Flexible Alpha Bond Fund (continued)

At October 31, 2019, OTC derivative assets, which may be offset against OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received[a,b]	Cash Collateral Received	Net Amount (Not less than zero)

Counterparty
BNDP	$ 15,920	$ (7,451)	$ —	$ —	$ 8,469
BZWS	36,217	(36,217)	—	—	—
CITI	848,965	(848,965)	—	—	—
DBAB	367,936	(5,938)	(361,998)	—	—
FBCO	49,778	(49,778)	—	—	—
GSCO	126,157	(47,101)	—	—	79,056
JPHQ	418,824	(418,824)	—	—	—
MSCO	56,732	(45,652)	—	—	11,080

Total	$1,920,529	$(1,459,926)	$(361,998)	$ —	$98,605

At October 31, 2019, OTC derivative liabilities, which may be offset against OTC derivative assets and collateral pledged to the counterparty, are as follows:

		Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged[b]	Net Amount (Not less than zero)

Counterparty
BNDP	$ 7,451	$ (7,451)	$ —	$ —	$ —
BZWS	476,179	(36,217)	—	(439,962)	—
CITI	1,203,773	(848,965)	—	(290,000)	64,808
DBAB	5,938	(5,938)	—	—	—
FBCO	243,938	(49,778)	—	(194,160)	—
GSCO	47,101	(47,101)	—	—	—
JPHQ	1,100,881	(418,824)	—	(590,000)	92,057
MSCO	45,652	(45,652)	—	—	—

Total	$3,130,913	$(1,459,926)	$ —	$(1,514,122)	$156,865

aAt October 31, 2019, the Fund received U.S. Treasury Bonds and Notes as collateral for derivatives.

bIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

See Note 1(d) regarding derivative financial instruments.

See Abbreviations on page 54.

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FRANKLIN STRATEGIC SERIES

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Flexible Alpha Bond Fund (continued)

9.   Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 7, 2020. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the period ended October 31, 2019, the Fund did not use the Global Credit Facility.

10.   Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Flexible Alpha Bond Fund (continued)

A summary of inputs used as of October 31, 2019, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:[a]
Corporate Bonds	$—	$91,538,420	$—	$91,538,420
Foreign Government and Agency Securities	—	29,505,014	—	29,505,014
U.S. Government and Agency Securities	—	13,082,618	—	13,082,618
Asset-Backed Securities and Commercial
Mortgage-Backed Securities	—	245,036,078	—	245,036,078
Mortgage-Backed Securities	—	32,721,587	—	32,721,587
Municipal Bonds	—	821,191	—	821,191
Options Purchased	—	16,323	—	16,323
Short Term Investments	24,386,858	—	—	24,386,858

Total Investments in Securities	$24,386,858	$412,721,231	$—	$437,108,089

Other Financial Instruments:
Futures Contracts	$1,037,362	$—	$—	$1,037,362
Forward Exchange Contracts	—	270,220	—	270,220
Swap Contracts	—	1,331,221	—	1,331,221

Total Other Financial Instruments	$1,037,362	$1,601,441	$—	$2,638,803

Liabilities:
Other Financial Instruments:
Options Written	$—	$3,465	$—	$3,465
Futures Contracts	520,586	—	—	520,586
Forward Exchange Contracts	—	494,471	—	494,471
Swap Contracts	—	4,541,396	—	4,541,396

Total Other Financial Instruments	$520,586	$5,039,332	$—	$5,559,918

aFor detailed categories, see the accompanying Statement of Investments.

11.   Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that in addition to those events previously disclosed, the following subsequent event requires disclosure:

On December 6, 2019, Franklin Low Duration Total Return Fund (Surviving Fund), pursuant to a plan of reorganization approved on October 18, 2019, by shareholders of Franklin Flexible Alpha Bond Fund (Acquired Fund), a series of Franklin Strategic Series acquired 100% of the Acquired Fund’s net assets, primarily made up of investment securities, through a tax-free exchange of shares of the Surviving Fund for the net assets of the Acquired Fund. Capital losses obtained by the Surviving Fund may be carried over to offset future capital gains, subject to certain limitations.

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FRANKLIN STRATEGIC SERIES

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

Franklin Flexible Alpha Bond Fund (continued)

Abbreviations

Counterparty/Exchange		Currency		Selected Portfolio

BNDP	BNP Paribas	COP	Colombian Peso	CLO	Collateralized Loan Obligation
BZWS	Barclays Bank PLC	CNY	Chinese Renminbi	CNRR	China Reverse Repo Rate
CITI	Citigroup, Inc.	DKK	Danish Krone	CPI	Consumer Price Index
DBAB	Deutsche Bank AG	DOP	Dominican Peso	FNMA	Federal National Mortgage Association
FBCO	Credit Suisse International	EUR	Euro	FRN	Floating Rate Note
GSCO	The Goldman Sachs Group, Inc.	GBP	British Pound	GO	General Obligation
JPHQ	JP Morgan Chase & Co.	USD	United States Dollar	IO	Interest Only
MSCO	Morgan Stanley	UYU	Uruguayan Peso	LIBOR	London InterBank Offered Rate
		ZAR	South African Rand	RDA	Redevelopment Agency/Authority
				SFR	Single Family Revenue

Index

CDX.NA.HY.Series number	CDX North America High Yield Index
CDX.NA.IG.Series number	CDX North America Investment Grade Index
MCDX.NA.Series number	MCDX North America Index

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FRANKLIN STRATEGIC SERIES

FRANKLIN FLEXIBLE ALPHA BOND FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

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Semiannual Report and Shareholder Letter
Franklin Flexible Alpha Bond Fund
Investment Manager	Subadvisor	Distributor	Shareholder Services
Franklin Advisers, Inc.	Franklin Templeton Institutional, LLC	Franklin Templeton Distributors, Inc. (800) DIAL BEN® / 342-5236 franklintempleton.com	(800) 632-2301

© 2019 Franklin Templeton Investments. All rights reserved.	953 S 12/19

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Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 632-2301 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 632-2301 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

SHAREHOLDER LETTER

Dear Shareholder:

During the six months ended October 31, 2019, the U.S. economy continued to grow, but at a more moderate pace due to concerns about trade and geopolitical stress.

The Standard & Poor’s® 500 Index (S&P 500®) recovered from heightened volatility in May and August 2019, reaching new all-time highs in October amid better-than-expected corporate earnings, investor optimism about a potential U.S.-China trade agreement and the U.S. Federal Reserve’s third successive rate cut. However, markets reflected concerns about tighter regulation of technology companies, U.S. political uncertainties, geopolitical tensions and the impact of trade disputes on global growth and corporate earnings. In this environment, investment-grade bonds, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, posted a positive total return for the six-month period.

We are committed to our long-term perspective and disciplined investment approach as we conduct a rigorous, fundamental analysis of securities with a regular emphasis on investment risk management.

We believe active, professional investment management serves investors well. We also recognize the important role of financial advisors in today’s markets and encourage investors to continue to seek their advice. Amid changing markets and economic conditions, we are confident investors with a well-diversified portfolio and a patient, long-term outlook should be well positioned for the years ahead.

In addition, Franklin Strategic Income Fund’s semiannual report includes more detail about prevailing conditions and a discussion about investment decisions during the period. Please remember all securities markets fluctuate, as do mutual fund share prices.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your future investment needs.

Sincerely,

Edward Perks, CFA
President and Chief Executive Officer –
Investment Management
Franklin Strategic Series

This letter reflects our analysis and opinions as of October 31, 2019, unless otherwise indicated. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

CFA® is a trademark owned by CFA Institute.
Not FDIC Insured | May Lose Value | No Bank Guarantee

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Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

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SEMIANNUAL REPORT

Franklin Strategic Income Fund

This semiannual report for Franklin Strategic Income Fund covers the period ended October 31, 2019.

Your Fund’s Goal and Main Investments

The Fund seeks a high level of current income, with capital appreciation over the long term as a secondary objective. The Fund uses an active asset allocation process and under normal market conditions invests at least 65% of its assets in U.S. and foreign debt securities, including those in emerging markets.

The Fund may invest in all varieties of fixed, variable and floating rate income securities, including bonds, U.S. and foreign government and agency securities, corporate loans (and loan participations), mortgage-backed securities and other asset-backed securities and convertible securities.

Performance Overview

The Fund’s Class A shares posted a +1.74% cumulative total return for the six months under review. In comparison, the Bloomberg Barclays U.S. Aggregate Bond Index, which represents the U.S. investment-grade fixed rate taxable bond market, posted a +5.71% total return.1 The Lipper Multi-Sector Income Funds Classification Average, which consists of funds chosen by Lipper that seek current income by allocating assets among different fixed income securities sectors, with a significant portion rated below investment grade, posted a +3.63% total return.2 You can find more of the Fund’s performance data in the Performance Summary beginning on page 7.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Economic and Market Overview

The U.S. economy expanded during the six months ended October 31, 2019. After moderating in 2019’s second quarter, the economy grew faster in the third quarter, aided by consumer spending, housing investment, government spending, inventory investment and exports. The manufacturing sector expanded during the period’s first half, but contracted in the second half. The services sector continued to expand throughout the period. The unemployment rate was 3.6% in April 2019, and though it varied slightly during the six months under review, it ended the period at 3.6%.3 The annual inflation rate, as measured by the Consumer Price Index, decreased from 2.0% in April 2019 to 1.8% at period-end.3

At its July 2019 meeting, the U.S. Federal Reserve (Fed) lowered its target range for the federal funds rate for the first time since December 2008, to 2.00%–2.25%, citing muted inflation pressures and the potential effects of global trade tensions on economic growth. Furthermore, the Fed ended its balance sheet normalization program earlier than previously indicated. The Fed further lowered the federal funds target rate range by 0.25% at its September and October meetings, to 1.50%–1.75%, reiterating the rationale cited at the July meeting.

The 10-year Treasury yield, which moves inversely to its price, decreased during the period, falling to multi-year lows in 2019’s third quarter before recovering partially in October. U.S. political uncertainties (including the impeachment inquiry into President Donald Trump), geopolitical tensions in certain regions, U.S. trade disputes with China and other trading partners, slower domestic and global economic growth, and the Fed’s more accommodative monetary policy stance weighed on the Treasury yield at certain points during the period. However, several better-than-expected U.S. economic reports and periods of optimism about a potential U.S.-China trade agreement supported the yield. The

1. Source: Morningstar.

2. Source: Lipper, a Thomson Reuters Company. For the six-month period ended 10/31/19, this category consisted of 331 funds. Lipper calculations do not include sales charges or expense subsidization by a fund’s manager. Fund performance relative to the average may have differed if these or other factors had been considered. The indexes are unmanaged and include reinvestment of any income or distributions. They do not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

3. Source: Bureau of Labor Statistics.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Consolidated Statement of Investments (SOI). The Consolidated SOI begins on page 15.

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FRANKLIN STRATEGIC INCOME FUND

10-year yield fell persistently below certain short-term yields during most of the period, but rose above all short-term Treasury yields toward period-end amid investor optimism following the announcement of a potential phase one of the U.S.-China trade agreement. Overall, the 10-year Treasury yield declined from 2.51% at the beginning of the period to 1.69% at period-end.

Portfolio Composition*
Based on Consolidated Net Assets

10/31/19

Mortgage-Backed Securities	22.3%

High-Yield Corporate Bonds	20.1%

International Government & Agency Bonds	19.0%

Interest-Rate Derivatives	12.8%

Collateralized Loan Obligations	11.4%

Floating-Rate Loans	10.4%

Investment-Grade Corporate Bonds	10.2%

Treasury Inflation-Protected Securities	3.9%

Asset-Backed Securities	2.3%

U.S. Treasuries	2.3%

Municipal Bonds	2.3%

Commercial Mortgage-Backed Securities	2.0%

Marketplace Loans	1.7%

Other	0.8%

Covered Bonds	0.1%

Currency Derivatives	-0.1%

Short-Term Investments & Other Net Assets	-0.3%

*Notional exposure figures are intended to estimate the portfolio’s exposure, including any hedged or increased exposure through certain derivatives held in the portfolio (or their underlying reference assets). Portfolio breakdown percentages may not total 100% and may be negative due to rounding, use of any derivatives, unsettled trades or other factors. Interest-rate derivatives sector consists of Treasury, interest rate and other derivatives that are primarily used for duration management.

Investment Strategy

We use an active asset allocation strategy to try to achieve the Fund’s investment goals. We employ a top-down analysis of macroeconomic trends combined with a bottom-up fundamental analysis of market sectors, industries and issuers to try to take advantage of varying sector reactions to economic events. We regularly enter into various currency-related transactions involving derivative instruments, including currency and cross currency forwards, currency swaps, currency and currency index futures contracts and currency options. We may also enter into interest-rate and credit-related transactions involving derivative instruments, including interest-rate, fixed income total return and credit default swaps and interest rate and/or bond futures contracts.

What is a currency forward contract?

A currency forward contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency in exchange for another currency at a specific exchange rate on a future date. Currency forward contracts are privately traded in the interbank market, not on a centralized exchange.

What is a futures contract?

A futures contract is an agreement between the Fund and a counterparty made through a U.S. or foreign futures exchange to buy or sell an underlying instrument or asset at a specific price on a future date.

What are swap agreements?

Swap agreements, such as interest-rate, currency and credit default swaps, are contracts between the Fund and another party (the swap counterparty). In a basic swap transaction, the Fund agrees with the swap counterparty to exchange the returns (or differentials in rates of return) earned or realized on a particular “notional amount” of underlying instruments. The notional amount is the set amount selected by the parties as the basis on which to calculate the obligations that they have agreed to exchange. The parties typically do not actually exchange the notional amount. Instead, they agree to exchange the returns that would be earned or realized if the notional amount were invested in given instruments or at given interest rates.

What is an option?

An option is a contract to buy or sell a specific financial product known as the option’s underlying instrument at a specific price. The buyer of an option has the right, but not the obligation, to buy or sell the underlying instrument at or until a specified expiration date. Conversely, the seller (“writer”) of an option who opens a transaction is obligated to buy or sell the underlying instrument should the option holder exercise that right.

Manager’s Discussion

For global fixed income markets, the six months under review began the period with low levels of volatility but ended with volatility at multiyear highs as investors worried about a potential recession. Interest rates remained relatively low as the Fed lowered its rate three times during the period in July, September and October of 2019, citing muted inflation pressures and the potential effects of global trade tensions on economic growth. Outside the U.S., many major economies kept their interest rates unchanged.

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FRANKLIN STRATEGIC INCOME FUND

In this environment, most fixed income sectors posted positive total returns, but performance was mixed on a duration-matched basis. Non-agency residential mortgage-backed securities (RMBS) outpaced U.S. Treasuries, as did investment-grade corporate credit, commercial mortgage-backed securities (CMBS) and asset-backed securities. Treasury Inflation Protected-Securities (TIPS), high-yield corporate credit and emerging market bonds underperformed.

What is duration?

Duration is a measure of a bond’s price sensitivity to interest-rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest-rate changes than a portfolio with a higher duration.

Dividend Distributions*

5/1/19–10/31/19

	Dividend per Share (cents)
Month	Class A	Class C	Class R	Class R6	Advisor Class

May	3.50	3.13	3.27	3.85	3.72

June	3.50	3.21	3.32	3.78	3.68

July	3.50	3.18	3.30	3.80	3.69

August	3.39	3.02	3.16	3.74	3.61

September	3.40	3.07	3.21	3.69	3.59

October	3.35	3.03	3.15	3.67	3.56

Total	20.64	18.64	19.41	22.53	21.85

*The distribution amount is the sum of all estimated tax-basis net investment income distributions for the period shown. A portion or all of the distribution may be reclassified as return of capital or short-term or long-term capital gains once final tax designations are known. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

During the period, the Fund’s allocation to investment-grade corporate credit added to results. Non-dollar developed securities, marketplace loans, CMBS and sovereign developed securities also benefited returns. In contrast, our allocation to senior secured floating-rate loans, high-yield corporate credit, sovereign emerging markets securities and foreign currency detracted from performance.

What is the yield curve? A yield curve is a line that plots the yield to maturity of bonds having equal credit quality against their maturity dates.

Our largest allocation remained in corporate credit inclusive of high-yield, collateralized loan obligations (CLOs), senior secured floating-rate loans and investment-grade corporate credit but we pared exposure in senior secured floating-rate loans, high-yield and investment-grade corporate credit exposures over the period. We increased our allocation to sovereign emerging markets securities, CLOs, taxable municipal bonds, TIPS and RMBS.

Our foreign-currency exposure is held through a basket of shorts with major positions in the euro, Chinese renminbi, Australian dollar, Canadian dollar and South Korean won versus a basket of longs with major positions in the Japanese yen, Norwegian krone, Indonesian rupiah, Brazilian real and Uruguayan, Colombian and Mexican peso and other emerging-market currencies. Foreign currency exposure detracted overall from returns; performance gains mainly from our short Swedish krona, Australian dollar and euro positions were offset by negative returns mainly from Norwegian krone, Japanese yen, Brazilian real, South African rand, Uruguayan and Colombian peso positions.

Thank you for your continued participation in Franklin Strategic Income Fund. We look forward to serving your future investment needs.

Sonal Desai, Ph.D.
Co-Lead Portfolio Manager

Patricia O’Connor, CFA
Co-Lead Portfolio Manager

William Chong, CFA, FRM
Co-Lead Portfolio Manager

David Yuen, CFA, FRM
Co-Lead Portfolio Manager

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FRANKLIN STRATEGIC INCOME FUND

The foregoing information reflects our analysis, opinions and portfolio holdings as of October 31, 2019, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FRANKLIN STRATEGIC INCOME FUND

Performance Summary as of October 31, 2019

The performance tables do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 10/31/191

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 3.75% and the minimum is 0%. Class A: 3.75% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]
A4

6-Month	+1.74%	-2.04%

1-Year	+5.90%	+1.90%

5-Year	+11.39%	+1.40%

10-Year	+55.49%	+4.12%

Advisor

6-Month	+1.86%	+1.86%

1-Year	+6.15%	+6.15%

5-Year	+12.77%	+2.43%

10-Year	+59.35%	+4.77%

	Distribution	30-Day Standardized Yield[6]
Share Class	Rate[5]	(with fee waiver)	(without fee waiver)

A	4.20%	3.94%	3.91%

Advisor	4.60%	4.37%	4.34%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 8 for Performance Summary footnotes.

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FRANKLIN STRATEGIC INCOME FUND

PERFORMANCE SUMMARY

Distributions (5/1/19–10/31/19)

Share Class	Net Investment Income

A	$0.2064

C	$0.1864

R	$0.1941

R6	$0.2253

Advisor	$0.2185

Total Annual Operating Expenses7

Share Class	With Fee Waiver	Without Fee Waiver

A	0.89%	0.94%

Advisor	0.64%	0.69%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Changes in the financial strength of a bond issuer or in a bond’s credit rating may affect its value. High yields reflect the higher credit risks associated with certain lower rated securities held in the portfolio. Floating-rate loans and high-yield corporate bonds are rated below investment grade and are subject to greater risk of default, which could result in loss of principal—a risk that may be heightened in a slowing economy. The risks of foreign securities include currency fluctuations and political uncertainty. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with their relatively small size and lesser liquidity. Investing in derivative securities and the use of foreign currency techniques involve special risks as such may not achieve the anticipated benefits and/or may result in losses to the Fund. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has a fee waiver associated with any investment it makes in a Franklin Templeton money fund and/or other Franklin Templeton fund, contractually guaranteed through 8/31/20. Fund investment results reflect the fee waiver; without this waiver, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Prior to 3/1/19, these shares were offered at a higher initial sales charge of 4.25%, thus actual returns (with sales charges) would have differed. Average annual total returns with sales charges have been restated to reflect the current maximum initial sales charge of 3.75%.

5. Distribution rate is based on the sum of the respective class’s dividend distributions over the past six months and the maximum offering price (NAV for Advisor Class) per share on 10/31/19.

6. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.

7. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Consolidated Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

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FRANKLIN STRATEGIC INCOME FUND

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual		Hypothetical
		(actual return after expenses)		(5% annual return before expenses)
Share Class	Beginning Account Value 5/1/19	Ending Account Value 10/31/19	Expenses Paid During Period 5/1/19–10/31/191, [2]	Ending Account Value 10/31/19	Expenses Paid During Period 5/1/19–10/31/191, [2]	Net Annualized Expense Ratio[2]
A	$1,000	$1,017.40	$4.36	$1,020.81	$4.37	0.86%
C	$1,000	$1,015.30	$6.38	$1,018.80	$6.39	1.26%
R	$1,000	$1,016.10	$5.63	$1,019.56	$5.63	1.11%
R6	$1,000	$1,019.30	$2.39	$1,022.77	$2.39	0.47%
Advisor	$1,000	$1,018.60	$3.10	$1,022.07	$3.10	0.61%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 184/366 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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FRANKLIN STRATEGIC SERIES

Consolidated Financial Highlights

Franklin Strategic Income Fund

	Six Months Ended October 31, 2019 (unaudited)	Year Ended April 30,
		2019		2018	2017	2016	2015

Class A

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 9.61	$ 9.61		$ 9.84	$ 9.32	$10.04	$10.57

Income from investment operations[a]:

Net investment income[b]	0.21	0.42		0.39	0.39	0.42	0.42

Net realized and unrealized gains (losses)	(0.04)	—	[c]	(0.32)	0.30	(0.74)	(0.30)

Total from investment operations	0.17	0.42		0.07	0.69	(0.32)	0.12

Less distributions from:

Net investment income and net foreign currency gains	(0.21)	(0.42)		(0.30)	(0.17)	(0.40)	(0.55)

Net realized gains	—	—		—	—	—	(0.10)

Total distributions	(0.21)	(0.42)		(0.30)	(0.17)	(0.40)	(0.65)

Net asset value, end of period	$ 9.57	$ 9.61		$ 9.61	$ 9.84	$ 9.32	$10.04

Total return[d]	1.74%	4.52%		0.64%	7.50%	(3.14)%	1.16%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.89%	0.89%		0.90%	0.88%	0.88%	0.86%

Expenses net of waiver and payments by affiliates[f]	0.86%	0.84%		0.85%	0.82%	0.84%	0.85%

Net investment income	4.28%	4.39%		3.93%	4.08%	4.44%	4.03%

Supplemental data

Net assets, end of period (000’s)	$3,058,166	$3,131,799		$3,291,002	$3,833,786	$4,500,752	$5,242,844

Portfolio turnover rate	52.97%	116.21%	[g]	115.94%	140.83%	88.04%	72.51%

Portfolio turnover rate excluding mortgage dollar rolls[h]	43.95%	39.01%	[g]	47.40%	87.33%	48.33%	49.36%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gExcludes the value of portfolio activity as a result of in-kind transactions.

hSee Note 1(i) regarding mortgage dollar rolls.

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FRANKLIN STRATEGIC SERIES

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin Strategic Income Fund (continued)

	Six Months Ended October 31, 2019 (unaudited)	Year Ended April 30,
		2019		2018	2017	2016	2015

Class C

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 9.61	$ 9.60		$ 9.84	$ 9.31	$10.04	$10.57

Income from investment operations[a]:

Net investment income[b]	0.19	0.38		0.35	0.35	0.38	0.38

Net realized and unrealized gains (losses)	(0.04)	0.01		(0.33)	0.31	(0.75)	(0.30)

Total from investment operations	0.15	0.39		0.02	0.66	(0.37)	0.08

Less distributions from:

Net investment income and net foreign currency gains	(0.19)	(0.38)		(0.26)	(0.13)	(0.36)	(0.51)

Net realized gains	—	—		—	—	—	(0.10)

Total distributions	(0.19)	(0.38)		(0.26)	(0.13)	(0.36)	(0.61)

Net asset value, end of period	$ 9.57	$ 9.61		$ 9.60	$ 9.84	$ 9.31	$10.04

Total return[c]	1.53%	4.19%		0.14%	7.19%	(3.64)%	0.76%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	1.29%	1.29%		1.30%	1.28%	1.28%	1.26%

Expenses net of waiver and payments by affiliates[e]	1.26%	1.24%		1.25%	1.22%	1.24%	1.25%

Net investment income	3.88%	3.99%		3.53%	3.68%	4.04%	3.63%

Supplemental data

Net assets, end of period (000’s)	$636,853	$716,327		$1,078,890	$1,385,981	$1,645,852	$2,070,739

Portfolio turnover rate	52.97%	116.21%	[f]	115.94%	140.83%	88.04%	72.51%

Portfolio turnover rate excluding mortgage dollar rolls[g]	43.95%	39.01%	[f]	47.40%	87.33%	48.33%	49.36%
aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fExcludes the value of portfolio activity as a result of in-kind transactions.

gSee Note 1(i) regarding mortgage dollar rolls.

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FRANKLIN STRATEGIC SERIES

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin Strategic Income Fund (continued)

	Six Months Ended October 31, 2019 (unaudited)	Year Ended April 30,
		2019		2018	2017	2016	2015

Class R

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 9.57	$ 9.57		$ 9.81	$ 9.28	$10.01	$10.54

Income from investment operations[a]:

Net investment income[b]	0.19	0.39		0.36	0.37	0.39	0.39

Net realized and unrealized gains (losses)	(0.04)	0.01		(0.33)	0.31	(0.74)	(0.29)

Total from investment operations	0.15	0.40		0.03	0.68	(0.35)	0.10

Less distributions from:

Net investment income and net foreign currency gains	(0.19)	(0.40)		(0.27)	(0.15)	(0.38)	(0.53)

Net realized gains	—	—		—	—	—	(0.10)

Total distributions	(0.19)	(0.40)		(0.27)	(0.15)	(0.38)	(0.63)

Net asset value, end of period	$ 9.53	$ 9.57		$ 9.57	$ 9.81	$ 9.28	$10.01

Total return[c]	1.61%	4.28%		0.29%	7.38%	(3.50)%	0.91%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	1.14%	1.14%		1.15%	1.13%	1.13%	1.11%

Expenses net of waiver and payments by affiliates[e]	1.11%	1.09%		1.10%	1.07%	1.09%	1.10%

Net investment income	4.03%	4.14%		3.68%	3.83%	4.19%	3.78%

Supplemental data

Net assets, end of period (000’s)	$77,290	$85,458		$105,692	$146,552	$181,671	$223,758

Portfolio turnover rate	52.97%	116.21%	[f]	115.94%	140.83%	88.04%	72.51%

Portfolio turnover rate excluding mortgage dollar rolls[g]	43.95%	39.01%	[f]	47.40%	87.33%	48.33%	49.36%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fExcludes the value of portfolio activity as a result of in-kind transactions.

gSee Note 1(i) regarding mortgage dollar rolls.

12	Semiannual Report | The accompanying notes are an integral part of these consolidated financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin Strategic Income Fund (continued)

	Six Months Ended October 31, 2019 (unaudited)	Year Ended April 30,
		2019		2018	2017	2016	2015

Class R6

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 9.63	$ 9.62		$ 9.86	$ 9.33	$10.05	$10.58

Income from investment operations[a]:

Net investment income[b]	0.23	0.45		0.43	0.43	0.46	0.46

Net realized and unrealized gains (losses)	(0.05)	0.02		(0.34)	0.31	(0.74)	(0.30)

Total from investment operations	0.18	0.47		0.09	0.74	(0.28)	0.16

Less distributions from:

Net investment income and net foreign currency gains	(0.23)	(0.46)		(0.33)	(0.21)	(0.44)	(0.59)

Net realized gains	—	—		—	—	—	(0.10)

Total distributions	(0.23)	(0.46)		(0.33)	(0.21)	(0.44)	(0.69)

Net asset value, end of period	$ 9.58	$ 9.63		$ 9.62	$ 9.86	$ 9.33	$10.05

Total return[c]	1.93%	5.03%		0.95%	8.03%	(2.76)%	1.54%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.51%	0.51%		0.50%	0.48%	0.49%	0.48%

Expenses net of waiver and payments by affiliates[e]	0.47%	0.45%		0.45%	0.42%	0.45%	0.47%

Net investment income	4.67%	4.78%		4.33%	4.48%	4.83%	4.41%

Supplemental data

Net assets, end of period (000’s)	$150,506	$307,287		$433,068	$369,106	$286,503	$253,929

Portfolio turnover rate	52.97%	116.21%	[f]	115.94%	140.83%	88.04%	72.51%

Portfolio turnover rate excluding mortgage dollar rolls[g]	43.95%	39.01%	[f]	47.40%	87.33%	48.33%	49.36%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of expense reduction rounds to less than 0.01%.

fExcludes the value of portfolio activity as a result of in-kind transactions.

gSee Note 1(i) regarding mortgage dollar rolls.

franklintempleton.com	The accompanying notes are an integral part of these consolidated financial statements. | Semiannual Report	13

FRANKLIN STRATEGIC SERIES

CONSOLIDATED FINANCIAL HIGHLIGHTS

Franklin Strategic Income Fund (continued)

	Six Months Ended October 31, 2019 (unaudited)	Year Ended April 30,
		2019		2018	2017	2016	2015

Advisor Class

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$ 9.62	$ 9.62		$ 9.85	$ 9.33	$10.05	$10.58

Income from investment operations[a]:

Net investment income[b]	0.22	0.44		0.41	0.42	0.44	0.44

Net realized and unrealized gains (losses)	(0.04)	—	[c]	(0.32)	0.30	(0.74)	(0.29)

Total from investment operations	0.18	0.44		0.09	0.72	(0.30)	0.15

Less distributions from:

Net investment income and net foreign currency gains	(0.22)	(0.44)		(0.32)	(0.20)	(0.42)	(0.58)

Net realized gains	—	—		—	—	—	(0.10)

Total distributions	(0.22)	(0.44)		(0.32)	(0.20)	(0.42)	(0.68)

Net asset value, end of period	$ 9.58	$ 9.62		$ 9.62	$ 9.85	$ 9.33	$10.05

Total return[d]	1.86%	4.88%		0.79%	7.76%	(2.89)%	1.41%

Ratios to average net assets[e]

Expenses before waiver and payments by affiliates	0.64%	0.64%		0.65%	0.63%	0.63%	0.61%

Expenses net of waiver and payments by affiliates[f]	0.61%	0.59%		0.60%	0.57%	0.59%	0.60%

Net investment income	4.53%	4.64%		4.18%	4.33%	4.69%	4.28%

Supplemental data

Net assets, end of period (000’s)	$593,969	$608,317		$933,747	$1,070,103	$904,899	$1,130,796

Portfolio turnover rate	52.97%	116.21%	[g]	115.94%	140.83%	88.04%	72.51%

Portfolio turnover rate excluding mortgage dollar rolls[h]	43.95%	39.01%	[g]	47.40%	87.33%	48.33%	49.36%

aThe amount shown for a share outstanding throughout the period may not correlate with the Consolidated Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cAmount rounds to less than $0.01 per share.

dTotal return is not annualized for periods less than one year.

eRatios are annualized for periods less than one year.

fBenefit of expense reduction rounds to less than 0.01%.

gExcludes the value of portfolio activity as a result of in-kind transactions.

hSee Note 1(i) regarding mortgage dollar rolls.

14	Semiannual Report | The accompanying notes are an integral part of these consolidated financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

Consolidated Statement of Investments, October 31, 2019 (unaudited)

Franklin Strategic Income Fund

	Country/ Organization	Shares/ Warrants	Value

Common Stocks and Other Equity Interests 0.3%
Commercial & Professional Services 0.0%†
a,aa,b Remington Outdoor Co. Inc.	United States	1,322,439	$1,322,439

Consumer Services 0.0%†
[a,b,c] Turtle Bay Resort	United States	5,579,939	122,759

Energy 0.1%
Amplify Energy Corp.	United States	5,288	38,338
[a,b] Amplify Energy Corp., wts., 4/21/20	United States	50,712	—
[a] Birch Permian Holdings Inc.	United States	46,176	427,128
[a] Birch Permian Holdings Inc.	United States	359,948	3,284,525
[a] Chaparral Energy Inc., A	United States	94,305	88,392
[a,d] Chaparral Energy Inc., A, 144A	United States	3,418	3,204
[a,b] Halcon Resources Corp.	United States	2,215	44,015
[a,b] Halcon Resources Corp., wts., 9/09/20	United States	75,770	—
[a,b] Halcon Resources Corp., wts., A, 10/08/20	United States	10,639	—
[a,b] Halcon Resources Corp., wts., B, 10/08/22	United States	13,300	—
[a,b] Halcon Resources Corp., wts., C, 10/08/22	United States	17,100	—
[a] Riviera Resources Inc.	United States	84,462	1,101,384
[a] Roan Resources Inc.	United States	88,309	132,464

			5,119,450

Materials 0.1%
[a,b,e] Appvion Operations Inc.	United States	331,326	4,417,403
[a] Verso Corp., A	United States	38,905	569,569
[a] Verso Corp., wts., 7/25/23	United States	4,095	7,166

			4,994,138

Media & Entertainment 0.1%
[a] Clear Channel Outdoor Holdings Inc.	United States	285,564	665,364
[a] iHeartMedia Inc., A	United States	115,084	1,650,305
[a,b] iHeartMedia Inc., B	United States	1,941	23,659
[a] iHeartMedia Inc., wts., A, 5/01/39	United States	1	14

			2,339,342

Retailing 0.0%†
[a,b,e] K2016470219 South Africa Ltd., A	South Africa	125,940,079	83,322
[a,b,e] K2016470219 South Africa Ltd., B	South Africa	12,532,821	8,292

			91,614

Software & Services 0.0%†
[a,b] WorkCapital BSD SARL, wts., 2/13/26	Brazil	6,000,000	750,000

Total Common Stocks and Other Equity Interests (Cost $65,238,205)			14,739,742

Management Investment Companies (Cost $152,217,419) 2.8%
Diversified Financials 2.8%
[f] Franklin Floating Rate Income Fund	United States	15,243,687	126,065,295

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FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income Fund (continued)

	Country/ Organization	Principal Amount*		Value

Corporate Bonds 30.6%
Banks 1.9%
[d] Akbank T.A.S., senior note, 144A, 5.125%, 3/31/25	Turkey	12,400,000		$11,867,296
Bank of America Corp.,
senior bond, 3.248%, 10/21/27	United States	5,000,000		5,208,183
senior note, 3.50%, 4/19/26	United States	29,800,000		31,732,215
Citigroup Inc., sub. bond, 5.50%, 9/13/25	United States	10,000,000		11,455,689
Industrial & Commercial Bank of China Ltd., senior note, 3.538%, 11/08/27	China	8,500,000		8,883,477
[d] Intesa Sanpaolo SpA, senior note, 144A, 6.50%, 2/24/21	Italy	1,400,000		1,469,433
JPMorgan Chase & Co., sub. note, 3.875%, 9/10/24	United States	10,000,000		10,693,758
[g] Turkiye Vakiflar Bankasi TAO, secured note, Reg S, 2.375%, 11/04/22	Turkey	3,900,000	EUR	4,391,384

				85,701,435

Capital Goods 1.2%
[d] Beacon Roofing Supply Inc., senior note, 144A, 4.875%, 11/01/25	United States	12,000,000		11,835,600
CNH Industrial NV, senior bond, 3.85%, 11/15/27	United Kingdom	6,600,000		6,888,915
[d] Herc Holdings Inc., senior note, 144A, 5.50%, 7/15/27	United States	5,300,000		5,512,000
Legrand France SA, senior bond, 8.50%, 2/15/25	France	200,000		260,435
[h] Onsite Rental Group Operations Pty. Ltd., secured note, PIK, 6.10%, 10/26/23	Australia	4,655,176		4,306,038
[d] Terex Corp., senior note, 144A, 5.625%, 2/01/25	United States	14,300,000		14,425,125
[d] Vertiv Group Corp., senior note, 144A, 9.25%, 10/15/24	United States	14,000,000		13,238,750

				56,466,863

Commercial & Professional Services 0.7%
United Rentals North America Inc., senior bond, 5.875%, 9/15/26	United States	16,000,000		17,040,000
[d] West Corp., senior note, 144A, 8.50%, 10/15/25	United States	17,300,000		13,148,000

				30,188,000

Consumer Durables & Apparel 0.7%
[d] Hanesbrands Inc., senior bond, 144A, 4.875%, 5/15/26	United States	15,000,000		15,937,500
KB Home,
senior bond, 7.50%, 9/15/22	United States	5,000,000		5,662,500
senior note, 7.00%, 12/15/21	United States	8,000,000		8,630,000

				30,230,000

Consumer Services 1.3%
[d] 1011778 BC ULC/New Red Finance Inc.,
secured note, second lien, 144A, 5.00%, 10/15/25	Canada	11,500,000		11,873,750
senior secured note, first lien, 144A, 4.25%, 5/15/24	Canada	2,000,000		2,056,330
[d] Golden Nugget Inc., senior note, 144A, 6.75%, 10/15/24	United States	13,200,000		13,630,320
[d] KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC,
senior note, 144A, 5.00%, 6/01/24	United States	6,000,000		6,240,000
senior note, 144A, 5.25%, 6/01/26	United States	9,100,000		9,646,000
[d] Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., senior bond, 144A, 5.50%, 3/01/25	United States	13,700,000		14,590,500

				58,036,900

16	Semiannual Report	franklintempleton.com

FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income Fund (continued)

	Country/ Organization	Principal Amount*			Value

Corporate Bonds (continued)
Diversified Financials 2.3%
Capital One Financial Corp., senior note, 3.20%, 2/05/25	United States	11,900,000			$12,330,983
[i] Cia Securitizadora de Creditos Financeiros Vert-Fintech, senior secured note, FRN, 5.96%, (BZDIOVRA + 5.75%), 2/14/24	Brazil	5,306	[j]	BRL	1,366,622
The Goldman Sachs Group Inc.,
senior note, 3.50%, 1/23/25	United States	23,000,000			24,057,872
senior note, 3.75%, 2/25/26	United States	15,000,000			15,969,780
Morgan Stanley,
senior bond, 3.591% to 7/22/27, FRN thereafter, 7/22/28	United States	10,000,000			10,578,159
senior note, 3.875%, 1/27/26	United States	32,300,000			34,891,660
Springleaf Finance Corp., senior note, 6.625%, 1/15/28	United States	5,700,000			6,327,000

					105,522,076

Energy 3.5%
[d] Aker BP ASA, senior note, 144A, 4.75%, 6/15/24	Norway	5,900,000			6,136,000
[d] California Resources Corp., secured note, second lien, 144A, 8.00%, 12/15/22	United States	7,852,000			2,316,340
Cheniere Corpus Christi Holdings LLC,
senior secured note, first lien, 7.00%, 6/30/24	United States	8,800,000			10,142,704
senior secured note, first lien, 5.875%, 3/31/25	United States	8,200,000			9,112,988
Cheniere Energy Partners LP, senior secured note, first lien, 5.25%, 10/01/25	United States	11,900,000			12,361,125
CONSOL Energy Inc., senior note, 5.875%, 4/15/22	United States	11,076,000			10,868,325
Ecopetrol SA, senior bond, 4.125%, 1/16/25	Colombia	8,200,000			8,626,400
Energy Transfer Operating LP,
senior bond, 4.05%, 3/15/25	United States	1,300,000			1,364,926
senior note, 7.50%, 10/15/20	United States	11,000,000			11,544,376
[d,h] EnQuest PLC, senior note, 144A, PIK, 7.00%, 4/15/22	United Kingdom	9,955,122			7,998,592
Exxon Mobil Corp., senior note, 2.222%, 3/01/21	United States	3,000,000			3,019,250
[d,k] Gaz Capital SA, (OJSC Gazprom), loan participation, senior note, 144A, 3.85%, 2/06/20	Russia	20,000,000			20,084,100
Kinder Morgan Inc.,
senior bond, 4.30%, 6/01/25	United States	9,000,000			9,743,174
senior note, 3.15%, 1/15/23	United States	9,000,000			9,227,569
Martin Midstream Partners LP/Martin Midstream Finance Corp., senior note, 7.25%, 2/15/21	United States	19,000,000			17,166,500
Oceaneering International Inc., senior note, 4.65%, 11/15/24	United States	2,100,000			1,963,500
[l] Sanchez Energy Corp., senior note, 6.125%, 1/15/23	United States	6,000,000			300,000
Sunoco LP/Sunoco Finance Corp., senior note, 4.875%, 1/15/23	United States	5,900,000			6,069,625
[l] Weatherford International Ltd.,
senior note, 7.75%, 6/15/21	United States	9,000,000			2,880,000
senior note, 8.25%, 6/15/23	United States	7,000,000			2,170,000
[d] Woodside Finance Ltd., senior note, 144A, 3.70%, 9/15/26	Australia	5,400,000			5,622,899

					158,718,393

Food & Staples Retailing 0.5%
Walgreens Boots Alliance Inc., senior note, 3.80%, 11/18/24	United States	21,900,000			23,229,803

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FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income Fund (continued)

	Country/ Organization	Principal Amount*	Value
Corporate Bonds (continued)
Food, Beverage & Tobacco 0.6%
Bunge Ltd. Finance Corp., senior note, 3.25%, 8/15/26	United States	2,000,000	$2,005,690
[d] Imperial Brands Finance PLC, senior note, 144A, 3.50%, 2/11/23	United Kingdom	20,400,000	20,861,825
Reynolds American Inc., senior note, 4.45%, 6/12/25	United Kingdom	1,900,000	2,040,794

			24,908,309

Health Care Equipment & Services 1.1%
Centene Corp.,
senior note, 4.75%, 5/15/22	United States	2,000,000	2,050,000
[d] senior note, 144A, 5.375%, 6/01/26	United States	7,600,000	8,063,600
CHS/Community Health Systems Inc.,
senior note, 6.875%, 2/01/22	United States	7,223,000	5,615,882
senior secured note, first lien, 6.25%, 3/31/23	United States	3,900,000	3,814,687
CVS Health Corp., senior bond, 4.30%, 3/25/28	United States	5,800,000	6,301,243
DaVita Inc.,
senior bond, 5.125%, 7/15/24	United States	8,000,000	8,186,160
senior bond, 5.00%, 5/01/25	United States	6,000,000	6,097,500
Edwards Lifesciences Corp., senior note, 4.30%, 6/15/28	United States	1,957,000	2,210,448
HCA Inc., senior bond, 5.875%, 2/15/26	United States	3,000,000	3,382,500
[d] MEDNAX Inc., senior note, 144A, 6.25%, 1/15/27	United States	6,300,000	6,248,970

			51,970,990

Materials 4.3%
[h] ARD Finance SA, secured note, PIK, 7.125%, 9/15/23	Luxembourg	1,300,000	1,353,625
[d] Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., senior note, 144A, 6.00%, 2/15/25	Luxembourg	11,500,000	12,103,750
[d] Cemex SAB de CV,
senior secured bond, first lien, 144A, 5.70%, 1/11/25	Mexico	13,000,000	13,369,525
senior secured bond, first lien, 144A, 6.125%, 5/05/25	Mexico	2,000,000	2,075,070
[g] CNAC HK Finbridge Co. Ltd., senior note, Reg S, 4.875%, 3/14/25	China	7,800,000	8,465,964
Crown Americas LLC/Crown Americas Capital Corp. VI, senior note, 4.75%, 2/01/26	United States	7,100,000	7,472,750
[d] First Quantum Minerals Ltd.,
senior note, 144A, 7.00%, 2/15/21	Zambia	2,144,000	2,158,740
senior note, 144A, 7.25%, 4/01/23	Zambia	7,200,000	7,258,500
[d] FMG Resources (August 2006) Pty. Ltd.,
senior note, 144A, 5.125%, 3/15/23	Australia	3,600,000	3,757,500
senior note, 144A, 5.125%, 5/15/24	Australia	7,700,000	8,085,000
Freeport-McMoRan Inc., senior note, 4.55%, 11/14/24	United States	13,000,000	13,552,500
[d] Glencore Funding LLC,
senior note, 144A, 4.125%, 5/30/23	Switzerland	5,000,000	5,238,364
senior note, 144A, 4.625%, 4/29/24	Switzerland	2,500,000	2,674,590
[d] Mauser Packaging Solutions Holding Co., senior note, 144A, 7.25%, 4/15/25	United States	15,000,000	14,400,000
[d] New Gold Inc., senior note, 144A, 6.375%, 5/15/25	Canada	6,900,000	6,589,500
[d] Northwest Acquisitions ULC/Dominion Finco Inc., secured note, second lien, 144A, 7.125%, 11/01/22	Canada	3,800,000	1,909,500
[d] Novelis Corp., senior bond, 144A, 5.875%, 9/30/26	United States	14,000,000	14,736,400

18	Semiannual Report	franklintempleton.com

FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income Fund (continued)

	Country/ Organization	Principal Amount*	Value

Corporate Bonds (continued)
Materials (continued)
[d] Owens-Brockway Glass Container Inc.,
senior note, 144A, 5.00%, 1/15/22	United States	6,000,000	$6,217,500
senior note, 144A, 5.875%, 8/15/23	United States	10,000,000	10,600,000
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA,
senior secured note, first lien, 5.75%, 10/15/20	United States	5,427,003	5,452,510
[d] senior secured note, first lien, 144A, 5.125%, 7/15/23	United States	5,900,000	6,067,855
[d,i] senior secured note, first lien, 144A, FRN, 5.501%, (3-month USD LIBOR + 3.50%), 7/15/21	United States	6,500,000	6,532,500
[d] SABIC Capital II BV, senior note, 144A, 4.50%, 10/10/28	Saudi Arabia	5,500,000	6,111,517
[d] Sealed Air Corp.,
senior bond, 144A, 5.125%, 12/01/24	United States	11,300,000	12,232,250
senior note, 144A, 4.875%, 12/01/22	United States	4,000,000	4,250,000
[e] Sociedad Quimica y Minera de Chile SA, senior note, 144A, 3.625%, 4/03/23	Chile	1,500,000	1,539,750
[d] SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., senior note, 144A, 7.50%, 6/15/25	United States	12,000,000	10,260,000

			194,465,160

Media & Entertainment 2.7%
[d] Altice Financing SA, secured bond, 144A, 7.50%, 5/15/26	Luxembourg	3,000,000	3,191,250
CCO Holdings LLC/CCO Holdings Capital Corp.,
senior bond, 5.25%, 9/30/22	United States	6,500,000	6,601,562
[d] senior bond, 144A, 5.375%, 5/01/25	United States	13,000,000	13,520,000
[d] Clear Channel Worldwide Holdings Inc.,
first lien, senior secured note, 144A, 5.125%, 8/15/27	United States	6,400,000	6,677,952
senior sub. note, 144A, 9.25%, 2/15/24	United States	1,362,000	1,500,754
[d] CSC Holdings LLC, senior secured note, first lien, 144A, 5.50%, 5/15/26	United States	16,000,000	16,900,000
[d] Diamond Sports Group LLC/Diamond Sports Finance Co.,
first lien, 144A, 5.375%, 8/15/26	United States	4,300,000	4,498,875
senior note, 144A, 6.625%, 8/15/27	United States	4,500,000	4,646,250
DISH DBS Corp.,
senior bond, 5.00%, 3/15/23	United States	6,000,000	6,067,500
senior note, 5.875%, 11/15/24	United States	8,000,000	8,050,000
iHeartCommunications Inc.,
secured note, 6.375%, 5/01/26	United States	661,721	715,486
senior note, 8.375%, 5/01/27	United States	1,199,371	1,292,322
[d] Live Nation Entertainment Inc., senior note, 144A, 4.75%, 10/15/27	United States	4,400,000	4,598,440
Netflix Inc., senior bond, 4.375%, 11/15/26	United States	11,800,000	12,039,540
[d] Nexstar Broadcasting Inc., senior note, 144A, 5.625%, 8/01/24	United States	15,000,000	15,688,200
[d] Univision Communications Inc., senior secured note, first lien, 144A, 5.125%, 2/15/25	United States	16,000,000	15,680,000

			121,668,131

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FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income Fund (continued)

	Country/ Organization	Principal Amount*	Value

Corporate Bonds (continued)
Pharmaceuticals, Biotechnology & Life Sciences 1.6%
Allergan Funding SCS, senior bond, 3.80%, 3/15/25	United States	25,000,000	$26,251,150
[d] Bausch Health Cos. Inc.,
senior bond, 144A, 6.125%, 4/15/25	United States	3,100,000	3,225,938
senior note, 144A, 8.50%, 1/31/27	United States	5,000,000	5,637,500
senior note, first lien, 144A, 7.00%, 3/15/24	United States	2,100,000	2,202,218
[d] Bayer U.S. Finance II LLC, senior bond, 144A, 4.375%, 12/15/28	Germany	11,700,000	12,702,005
[d,h] Eagle Holdings Co. II LLC, senior note, 144A, PIK, 7.625%, 5/15/22	United States	3,300,000	3,337,125
[d] Endo DAC/Endo Finance LLC/Endo Finco Inc.,
senior bond, 144A, 6.00%, 2/01/25	United States	11,000,000	7,067,500
senior note, 144A, 6.00%, 7/15/23	United States	1,637,000	1,090,651
[d] Jaguar Holding Co. II/Pharmaceutical Product Development LLC, senior note, 144A, 6.375%, 8/01/23	United States	10,000,000	10,375,000

			71,889,087

Real Estate 0.8%
American Tower Corp., senior bond, 3.375%, 10/15/26	United States	15,500,000	16,141,201
[g] China Overseas Finance Cayman VI Ltd., senior note, Reg S, 5.95%, 5/08/24	China	7,500,000	8,501,700
MPT Operating Partnership LP/MPT Finance Corp.,
senior bond, 5.25%, 8/01/26	United States	4,200,000	4,425,750
senior bond, 5.00%, 10/15/27	United States	5,700,000	6,027,750

			35,096,401

Retailing 0.1%
[b,d,h] K2016470219 South Africa Ltd., senior secured note, 144A, PIK, 3.00%, 12/31/22	South Africa	9,981,540	12,353
[b,d,h] K2016470260 South Africa Ltd., senior secured note, 144A, PIK, 25.00%, 12/31/22	South Africa	2,371,531	10,946
[d] Party City Holdings Inc., senior note, 144A, 6.625%, 8/01/26	United States	5,300,000	5,141,000

			5,164,299

Semiconductors & Semiconductor Equipment 0.1%
Maxim Integrated Products Inc., senior note, 3.375%, 3/15/23	United States	1,800,000	1,853,167
Qorvo Inc., senior note, 5.50%, 7/15/26	United States	2,600,000	2,781,948

			4,635,115

Software & Services 0.2%
[d] Symantec Corp., senior note, 144A, 5.00%, 4/15/25	United States	9,500,000	9,743,079

Technology Hardware & Equipment 0.5%
[d] CommScope Technologies LLC, senior bond, 144A, 6.00%, 6/15/25	United States	14,600,000	13,140,000
[d] Dell International LLC/EMC Corp., senior note, 144A, 7.125%, 6/15/24	United States	7,000,000	7,430,500

			20,570,500

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FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income Fund (continued)

	Country/ Organization	Principal Amount*	Value

Corporate Bonds (continued)
Telecommunication Services 1.4%
AT&T Inc., senior note, 2.95%, 7/15/26	United States	14,800,000	$15,079,687
[d] Digicel Group Two Ltd.,
senior note, 144A, 8.25%, 9/30/22	Bermuda	2,427,000	627,938
[h] senior note, 144A, PIK, 9.125%, 4/01/24	Bermuda	3,042,961	562,948
[d] Digicel Ltd., senior note, 144A, 6.00%, 4/15/21	Bermuda	10,000,000	7,562,500
Sprint Communications Inc.,
senior note, 6.00%, 11/15/22	United States	10,000,000	10,600,000
[d] senior note, 144A, 7.00%, 3/01/20	United States	5,000,000	5,075,000
T-Mobile USA Inc.,
senior bond, 6.50%, 1/15/24	United States	3,000,000	3,123,750
senior bond, 6.375%, 3/01/25	United States	13,000,000	13,522,730
senior note, 5.125%, 4/15/25	United States	6,000,000	6,256,800

			62,411,353

Transportation 1.6%
[d] DAE Funding LLC,
senior note, 144A, 4.50%, 8/01/22	United Arab Emirates	2,000,000	2,040,000
senior note, 144A, 5.00%, 8/01/24	United Arab Emirates	14,000,000	14,682,500
[d] Kazakhstan Temir Zholy Finance BV, senior bond, 144A, 6.95%, 7/10/42	Kazakhstan	18,100,000	24,494,730
[d] Mexico City Airport Trust, senior secured bond, first lien, 144A, 5.50%, 7/31/47	Mexico	12,718,000	12,806,072
[g,k] RZD Capital PLC, (Russian Railways), loan participation, senior bond, Reg S, 5.70%, 4/05/22	Russia	17,600,000	18,887,352

			72,910,654

Utilities 3.5%
Calpine Corp.,
senior bond, 5.75%, 1/15/25	United States	9,000,000	9,258,750
senior note, 5.375%, 1/15/23	United States	4,000,000	4,074,800
Clearway Energy Operating LLC, senior note, 5.75%, 10/15/25	United States	12,800,000	13,184,000
Dominion Energy Inc., senior bond, 2.85%, 8/15/26	United States	11,400,000	11,611,381
[d,m] EDF SA,
junior sub. bond, 144A, 5.625% to 1/22/24, FRN thereafter, Perpetual	France	5,000,000	5,255,775
junior sub. note, 144A, 5.25% to 1/29/23, FRN thereafter, Perpetual	France	25,000,000	25,914,000
Exelon Corp., senior bond, 3.95%, 6/15/25	United States	8,500,000	9,215,223
[d] InterGen NV, secured bond, 144A, 7.00%, 6/30/23	Netherlands	4,800,000	4,586,400
[d] Israel Electric Corp. Ltd., secured bond, 144A, 4.25%, 8/14/28	Israel	9,200,000	10,037,062
The Southern Co., senior bond, 3.25%, 7/01/26	United States	24,200,000	25,266,991
[d] State Grid Overseas Investment 2016 Ltd., senior note, 144A, 3.50%, 5/04/27	China	12,800,000	13,539,456
[d] Talen Energy Supply LLC,
senior note, 144A, 10.50%, 1/15/26	United States	3,000,000	2,587,500
senior secured note, 144A, 7.25%, 5/15/27	United States	10,800,000	10,827,000

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FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income Fund (continued)

	Country/ Organization	Principal Amount*	Value

Corporate Bonds (continued)
Utilities (continued)
[d] Three Gorges Finance I Cayman Islands Ltd., senior note, 144A, 3.15%, 6/02/26	China	12,800,000	$13,225,728
Virginia Electric & Power Co., senior bond, 6.35%, 11/30/37	United States	820,000	1,157,504

			159,741,570

Total Corporate Bonds (Cost $1,392,458,413)			1,383,268,118

[i,n] Senior Floating Rate Interests 5.8%
Automobiles & Components 0.0%†
Adient US LLC,
Initial Term Loans, 6.459%, (3-month USD LIBOR + 4.25%), 5/06/24	United States	180,000	176,175
Initial Term Loans, 6.889%, (6-month USD LIBOR + 4.25%), 5/06/24	United States	538,200	526,763
Thor Industries Inc., Initial USD Term Loans, 5.813%, (1-month USD LIBOR + 3.75%), 2/01/26	United States	1,884,415	1,840,838

			2,543,776

Capital Goods 0.2%
Altra Industrial Motion Corp., Term Loan, 3.786%, (3-month USD LIBOR + 2.00%), 10/01/25	United States	692,214	691,128
Doncasters U.S. Finance LLC, Second-Lien Term Loans, 10.354%, (3-month USD LIBOR + 8.25%), 10/09/20	United States	12,543,188	3,386,661
Harsco Corp., Term Loan B-2, 4.063%, (1-month USD LIBOR + 2.25%), 12/10/24	United States	2,040,990	2,047,368
Onsite Rental Group Operations Pty. Ltd., Term Loan, 6.323%, (1-month USD LIBOR + 4.50%), 10/25/22	Australia	3,404,855	3,362,294

			9,487,451

Commercial & Professional Services 0.0%†
United Rentals North America Inc., Initial Term Loans, 3.536%, (1-month USD LIBOR + 1.75%), 10/31/25	United States	997,481	1,002,885
Ventia Pty Ltd., Term B Loans, 5.604%, (3-month USD LIBOR + 3.50%), 5/21/26	Australia	829,952	832,027

			1,834,912

Consumer Services 0.1%
Aristocrat Technologies Inc., Term B-3 Loans, 3.716%, (3-month USD LIBOR + 1.75%), 10/19/24	United States	1,408,412	1,413,474
Avis Budget Car Rental LLC, Tranche B Term Loans, 3.79%, (1-month USD LIBOR + 2.00%), 2/13/25	United States	1,994,924	1,999,073
Eldorado Resorts Inc., Initial Term Loan, 4.125% - 4.313%, (1-month USD LIBOR + 2.25%), 4/17/24	United States	3,215,110	3,214,412

			6,626,959

Diversified Financials 0.0%†
Russell Investments U.S. Institutional Holdco Inc., Initial Term Loan, 5.036%, (1-month USD LIBOR + 3.25%), 6/01/23	United States	708,606	689,415

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FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income Fund (continued)

	Country/ Organization	Principal Amount*	Value

[i,n] Senior Floating Rate Interests (continued)
Energy 2.2%
Fieldwood Energy LLC, Closing Date Loans, 7.177%, (3-month USD LIBOR + 5.25%), 4/11/22	United States	64,439,645	$52,131,673
Utex Industries Inc.,
First Lien Initial Term Loan, 5.786%, (1-month USD LIBOR + 4.00%), 5/21/21	United States	9,168,440	7,059,699
Second Lien Initial Term Loan, 9.036%, (1-month USD LIBOR + 7.25%), 5/20/22	United States	955,410	506,367
Wolverine Fuels Holding LLC,
First Lien Initial Term Loan, 7.874%, (3-month USD LIBOR + 5.75%), 8/14/20	United States	17,686,722	17,303,504
Second Lien Initial Term Loan, 12.874%, (3-month USD LIBOR + 10.75%), 2/16/21	United States	22,488,412	21,270,282

			98,271,525

Food, Beverage & Tobacco 0.4%
CSM Bakery Supplies LLC, Second Lien Term Loan, 9.78%, (3-month USD LIBOR + 7.75%), 7/03/21	United States	16,940,234	15,161,509
JBS USA Lux SA, New Term Loans, 4.286%, (1-month USD LIBOR + 2.50%), 5/01/26	United States	997,494	1,002,244

			16,163,753

Household & Personal Products 1.0%
[b] FGI Operating Co. LLC (Freedom Group),
[h] Term Loan, PIK, 12.10%, (3-month USD LIBOR + 10.00%), 5/15/22	United States	15,064,735	14,699,084
Term Loan FILO, 9.624% - 9.658%, (3-month USD LIBOR + 7.50%), 5/15/21	United States	28,662,305	28,606,339

			43,305,423

Materials 0.4%
Appvion Operations, Inc.,
Term Loan, 8.10%, (3-month USD LIBOR + 6.00%), 6/15/26	United States	442,850	447,279
Term Loan, 8.22%, (6-month USD LIBOR + 6.00%), 6/15/26	United States	7,044,096	7,114,537
Axalta Coating Systems U.S. Holdings Inc., Term B-3 Dollar Loan, 3.854%, (3-month USD LIBOR + 1.75%), 6/01/24	United States	2,183,006	2,183,290
Chemours Co., Tranche B-2 US$ Term Loan, 3.54%, (1-month USD LIBOR + 1.75%), 4/03/25	United States	4,104,239	3,897,315
Crown Americas LLC, Dollar Term B Loan, 3.997%, (1-month USD LIBOR + 2.00%), 4/03/25	United States	530,377	534,354
Oxbow Carbon LLC, Tranche A Term Loan, 4.286%, (1-month USD LIBOR + 2.50%), 1/04/22	United States	3,172,129	3,156,269

			17,333,044

Media & Entertainment 0.3%
Charter Communications Operating LLC, Term A-2 Loan, 3.55%, (1-month USD LIBOR + 1.50%), 3/31/23	United States	2,959,459	2,955,760
CSC Holdings LLC, March 2017 Incremental Term Loans, 4.171%, (1-month USD LIBOR + 2.25%), 7/17/25	United States	997,442	994,013
Diamond Sports Group LLC, Term Loan, 5.08%, (1-month USD LIBOR + 3.25%), 8/24/26	United States	3,000,000	3,018,375
Gray Television Inc., Term C Loan, 4.511%, (1-month USD LIBOR + 2.50%), 1/02/26	United States	396,805	398,386

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FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income Fund (continued)

	Country/ Organization	Principal Amount*	Value

[i,n] Senior Floating Rate Interests (continued)
Media & Entertainment (continued)
iHeartCommunications Inc., Term Loan, 6.032%, (1-month USD LIBOR + 4.00%), 5/04/26	United States	2,282,583	$2,293,277
Lions Gate Capital Holdings LLC, Term A Loan, 3.536%, (1-month USD LIBOR + 1.75%), 3/22/23	Canada	2,478,119	2,419,263
Nexstar Broadcasting Inc., Term B-4 Loan, 4.554%, (1-month USD LIBOR + 2.75%), 9/19/26	United States	997,625	1,003,112

			13,082,186

Pharmaceuticals, Biotechnology & Life Sciences 0.2%
Grifols Worldwide Operations USA Inc., Tranche B Term Loan, 4.086%, (1-week USD LIBOR + 2.25%), 1/31/25	United States	6,741,681	6,759,587
Syneos Health Inc., Initial Term B Loans, 3.786%, (1-month USD LIBOR + 2.00%), 8/01/24	United States	1,466,008	1,470,589

			8,230,176

Retailing 0.1%
[h] 99 Cents Only Stores,
First Lien Term Loan, PIK, 8.604%, (3-month USD LIBOR + 6.50%), 1/13/22	United States	2,642,070	2,173,103
First Lien Term Loan, PIK, 8.535%, (6-month USD LIBOR + 6.50%), 1/13/22	United States	1,983,114	1,631,111

			3,804,214

Semiconductors & Semiconductor Equipment 0.1%
MKS Instruments Inc., Tranche B-6 Term Loan, 3.536%, (1-month USD LIBOR + 1.75%), 2/02/26	United States	3,549,320	3,563,738
ON Semiconductor Corp., 2019 Replacement Term B-4 Loans, 3.786%, (1-month USD LIBOR + 2.00%), 9/18/26	United States	2,000,000	2,011,522

			5,575,260

Software & Services 0.5%
WEX Inc., Term B-3 Loan, 4.036%, (1-month USD LIBOR + 2.25%), 5/17/26	United States	1,844,081	1,853,302
[b] WorkCapital BSD SARL, Loan, 18.176%, (3-month USD LIBOR + 16.00%), 2/11/22	Luxembourg	20,000,000	20,023,463

			21,876,765

Telecommunication Services 0.2%
Global Tel*Link Corp.,
First Lien Term Loan, 6.036%, (1-month USD LIBOR + 4.25%), 11/29/25	United States	997,488	873,799
Second Lien Term Loan, 10.036%, (1-month USD LIBOR + 8.25%), 11/29/26	United States	545,755	521,196
Securus Technologies Holdings Inc.,
Initial Term Loan, 6.286%, (1-month USD LIBOR + 4.50%), 11/01/24	United States	2,487,342	1,975,658
Second Lien Initial Loan, 10.036%, (1-month USD LIBOR + 8.25%), 11/01/25	United States	10,588,688	5,823,779

			9,194,432

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FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income Fund (continued)

	Country/ Organization	Principal Amount*			Value

[i,n] Senior Floating Rate Interests (continued)
Transportation 0.1%
Air Canada, Term Loan, 3.805%, (1-month USD LIBOR + 2.00%), 10/06/23	Canada	407,413			$409,451
Allegiant Travel Co., Class B Term Loans, 6.709%, (3-month USD LIBOR + 4.50%), 2/05/24	United States	2,901,565			2,912,446
Hertz Corp., Tranche B-1 Term Loan, 4.54%, (1-month USD LIBOR + 2.75%), 6/30/23	United States	994,751			996,201

					4,318,098

Utilities 0.0%†
EFS Cogen Holdings I LLC (Linden),
Term B Advance, 5.04%, (1-month USD LIBOR + 3.25%), 6/28/23	United States	282,435			281,994
Term B Advance, 5.36%, (3-month USD LIBOR + 3.25%), 6/28/23	United States	697,512			696,422

					978,416

Total Senior Floating Rate Interests (Cost $289,272,277)					263,315,805

Foreign Government and Agency Securities 12.2%
[d] The African Export-Import Bank, senior bond, 144A, 3.994%, 9/21/29	Supranational[o]	8,600,000			8,724,571
[d] Angolan Government International Bond, senior note, 144A, 8.25%, 5/09/28	Angola	26,800,000			28,106,232
[g] Banque Centrale de Tunisie International Bond, senior note, Reg S, 5.625%, 2/17/24	Tunisia	25,700,000		EUR	28,094,677
[p] Brazil Notas do Tesouro Nacional, Index Linked, 6.00%, 5/15/23	Brazil	19,500	[j]	BRL	18,073,278
[d] Dominican Republic, senior note, 144A, 8.90%, 2/15/23	Dominican Republic	838,300,000		DOP	15,908,746
[d] The Export-Import Bank of India, senior note, 144A, 3.875%, 2/01/28	India	16,000,000			17,052,344
[d] Government of Belarus International Bond,
senior bond, 144A, 6.20%, 2/28/30	Belarus	3,500,000			3,747,132
senior note, 144A, 7.625%, 6/29/27	Belarus	7,500,000			8,634,375
Government of China, 3.29%, 5/23/29	China	270,300,000		CNY	38,353,264
Government of Colombia,
senior bond, 9.85%, 6/28/27	Colombia	55,750,000,000		COP	20,737,762
senior bond, 5.00%, 6/15/45	Colombia	20,700,000			24,162,282
[d] Government of Gabon, 144A, 6.375%, 12/12/24	Gabon	29,000,000			28,954,035
Government of Indonesia,
senior bond, FR34, 12.80%, 6/15/21	Indonesia	129,210,000,000		IDR	10,184,371
senior bond, FR39, 11.75%, 8/15/23	Indonesia	29,150,000,000		IDR	2,449,518
senior bond, FR44, 10.00%, 9/15/24	Indonesia	8,340,000,000		IDR	679,760
senior bond, FR56, 8.375%, 9/15/26	Indonesia	363,988,000,000		IDR	28,355,138
[d] Government of Iraq, 144A, 5.80%, 1/15/28	Iraq	29,000,000			27,896,985
[d] Government of Kazakhstan, senior bond, 144A, 4.875%, 10/14/44	Kazakhstan	19,300,000			23,534,999
Government of Mexico, senior note, 4.15%, 3/28/27	Mexico	13,900,000			14,899,410
Government of Peru, senior bond, 6.55%, 3/14/37	Peru	11,400,000			16,675,464

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FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income Fund (continued)

	Country/ Organization	Principal Amount*			Value

Foreign Government and Agency Securities (continued)
[d] Government of Russia, senior note, 144A, 4.875%, 9/16/23	Russia	8,600,000			$9,415,581
Government of South Africa, senior bond, 7.00%, 2/28/31	South Africa	365,000,000		ZAR	20,153,319
[d,g] Government of Spain,
senior bond, 144A, Reg S, 1.45%, 4/30/29	Spain	17,300,000		EUR	21,543,391
senior bond, 144A, Reg S, 2.70%, 10/31/48	Spain	35,600,000		EUR	55,210,551
[d] Government of Ukraine,
144A, 7.75%, 9/01/22	Ukraine	2,200,000			2,344,320
144A, 7.75%, 9/01/23	Ukraine	4,355,000			4,665,947
144A, 7.75%, 9/01/24	Ukraine	4,355,000			4,676,181
[a,q] 144A, VRI, GDP Linked Security, 5/31/40	Ukraine	9,990,000			9,411,080
senior bond, 144A, 7.375%, 9/25/32	Ukraine	6,000,000			6,285,090
Government of Uruguay,
senior bond, 4.375%, 1/23/31	Uruguay	8,000,000			8,942,080
[r] senior bond, Index Linked, 3.70%, 6/26/37	Uruguay	835,347,737		UYU	22,293,211
Nota do Tesouro Nacional, 10.00%, 1/01/23	Brazil	34,402	[j]	BRL	9,675,969
[d] Panama Notas del Tesoro, senior note, 144A, 3.75%, 4/17/26	Panama	8,200,000			8,511,600

Total Foreign Government and Agency Securities (Cost $553,404,894)					548,352,663

U.S. Government and Agency Securities 6.2%
U.S. Treasury Bond,
7.125%, 2/15/23	United States	3,000,000			3,538,067
6.25%, 8/15/23	United States	4,000,000			4,694,375
6.875%, 8/15/25	United States	1,000,000			1,293,652
5.25%, 2/15/29	United States	1,750,000			2,288,775
U.S. Treasury Note,
3.125%, 11/15/28	United States	81,000,000			90,852,890
[r] Index Linked, 0.625%, 1/15/24	United States	25,234,651			25,656,744
[r] Index Linked, 0.125%, 7/15/24	United States	97,827,737			97,925,262
[r] Index Linked, 0.375%, 7/15/25	United States	34,295,255			34,819,321
[r] Index Linked, 0.375%, 7/15/27	United States	18,784,202			19,113,536

Total U.S. Government and Agency Securities (Cost $272,885,650)					280,182,622

Asset-Backed Securities and Commercial Mortgage-Backed Securities 30.1%
Banks 0.4%
[s] Commercial Mortgage Trust, 2006-GG7, AJ, FRN, 5.637%, 7/10/38	United States	5,333,000			4,941,858
CSAIL Commercial Mortgage Trust, 2015-C1, A4, 3.505%, 4/15/50	United States	10,050,000			10,657,941
[s] CWABS Asset-Backed Certificates Trust, 2005-11, AF4, FRN, 5.21%, 3/25/34	United States	1,629,592			1,648,209
[t] Merrill Lynch Mortgage Investors Trust, 2005-A6, 2A3, FRN, 2.203%, (1-month USD LIBOR + 0.38%), 8/25/35	United States	831,420			838,721

					18,086,729

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FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income Fund (continued)

	Country/ Organization	Principal Amount*		Value

Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
Diversified Financials 29.7%
[t] American Express Credit Account Master Trust, 2017-2, A, FRN, 2.364%, (1-month USD LIBOR + 0.45%), 9/16/24	United States	9,170,000		$9,215,936
[d,t] AMMC CLO XI Ltd.,
2012-11A, BR2, 144A, FRN, 3.536%, (3-month USD LIBOR + 1.60%), 4/30/31	United States	3,000,000		2,932,530
2012-11A, CR2, 144A, FRN, 3.836%, (3-month USD LIBOR + 1.90%), 4/30/31	United States	1,000,000		941,690
2012-11A, DR2, 144A, FRN, 4.786%, (3-month USD LIBOR + 2.85%), 4/30/31	United States	1,450,000		1,298,243
[d,t] Antares CLO Ltd., 2018-1A, B, 144A, FRN, 3.616%, (3-month USD LIBOR + 1.65%), 4/20/31	United States	17,500,000		17,055,150
[d,t] Ares CLO Ltd., 2018-48A, D, 144A, FRN, 4.666%, (3-month USD LIBOR + 2.70%), 7/20/30	United States	3,550,000		3,274,875
[d,s] ARES L CLO Ltd., 2018-50A, B, 144A, FRN, 3.701%, 1/15/32	United States	15,700,000		15,475,333
[d,s] ARES LII CLO Ltd.,
2019-52A, A2, 144A, FRN, 3.603%, 4/22/31	United States	2,522,358		2,516,077
2019-52A, B, 144A, FRN, 3.803%, 4/22/31	United States	3,500,000		3,503,500
2019-52A, C, 144A, FRN, 4.633%, 4/22/31	United States	1,000,000		995,020
2019-52A, D, 144A, FRN, 5.903%, 4/22/31	United States	1,703,704		1,680,278
[d,t] Ares XLIII CLO Ltd., 2017-43A, A, 144A, FRN, 3.221%, (3-month USD LIBOR + 1.22%), 10/15/29	United States	3,870,000		3,875,495
[d,s] Atrium XIV LLC, 14A, D, 144A, FRN, 4.951%, 8/23/30	United States	3,750,000		3,587,550
Banc of America Commercial Mortgage Trust,
2015-UBS7, A3, 3.441%, 9/15/48	United States	10,920,000		11,575,335
2015-UBS7, A4, 3.705%, 9/15/48	United States	12,450,000		13,384,853
[s] 2015-UBS7, B, FRN, 4.361%, 9/15/48	United States	6,740,000		7,316,574
[d,s] BCAP LLC Trust, 2009-RR1, 2A2, 144A, FRN, 4.94%, 5/26/35	United States	5,223,207		5,095,359
[d,s] BCC Middle Market CLO LLC, 2018-1A, A2, 144A, FRN, 4.116%, 10/20/30	United States	6,300,000		6,253,695
[d] Betony CLO 2 Ltd.,
[s] 2018-1A, A1, 144A, FRN, 3.016%, 4/30/31	United States	15,300,000		15,169,338
[t] 2018-1A, C, 144A, FRN, 4.836%, (3-month USD LIBOR + 2.90%), 4/30/31	United States	4,000,000		3,623,720
[d,s] BlueMountain CLO Ltd.,
2012-2A, BR2, 144A, FRN, 3.586%, 11/20/28	United States	6,710,000		6,678,060
2012-2A, CR2, 144A, FRN, 4.136%, 11/20/28	United States	2,730,000		2,666,910
2014-2A, CR2, 144A, FRN, 4.166%, 10/20/30	United States	3,800,000		3,625,048
2018-1A, D, 144A, FRN, 4.986%, 7/30/30	United States	5,000,000		4,589,250
[d,s,u] BlueMountain EUR CLO,
5A, A, 144A, FRN, 0.91%, 1/15/33	Ireland	20,900,000	EUR	23,309,771
5A, B, 144A, FRN, 1.55%, 1/15/33	Ireland	6,200,000	EUR	6,914,860
[d,t] BlueMountain Fuji U.S. CLO II Ltd., 2017-2A, A1A, 144A, FRN, 3.166%, (3-month USD LIBOR + 1.20%), 10/20/30	United States	4,200,000		4,202,688
[d,t] BlueMountain Fuji U.S. CLO III Ltd.,
2017-3A, A2, 144A, FRN, 3.151%, (3-month USD LIBOR + 1.15%), 1/15/30	United States	4,600,000		4,496,500
2017-3A, C, 144A, FRN, 3.701%, (3-month USD LIBOR + 1.70%), 1/15/30	United States	600,000		567,732

franklintempleton.com	Semiannual Report	27

FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income Fund (continued)

	Country/ Organization	Principal Amount*	Value

Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)
Diversified Financials (continued)
[d] BRAVO Residential Funding Trust, 2019-1, A1C, 144A, 3.50%, 3/25/58	United States	10,804,901	$11,007,743
[d,s] Burnham Park CLO Ltd.,
2016-1A, BR, 144A, FRN, 3.466%, 10/20/29	United States	3,500,000	3,463,635
2016-1A, CR, 144A, FRN, 4.116%, 10/20/29	United States	4,000,000	3,884,720
[d,s] Buttermilk Park CLO Ltd., 2018-1A, C, 144A, FRN, 4.101%, 10/15/31	United States	9,730,950	9,410,704
[t] Capital One Multi-Asset Execution Trust,
2016-A2, A2, FRN, 2.551%, (1-month USD LIBOR + 0.63%), 2/15/24	United States	44,033,000	44,302,887
2016-A7, A7, FRN, 2.431%, (1-month USD LIBOR + 0.51%), 9/16/24	United States	4,400,000	4,427,740
[d,t] Carlyle Global Market Strategies CLO Ltd., 2014-4RA, C, 144A, FRN, 4.901%, (3-month USD LIBOR + 2.90%), 7/15/30	United States	3,000,000	2,690,670
[d,s] Carlyle GMS Finance MM CLO LLC, 2015-1A, A2R, 144A, FRN, 4.201%, 10/15/31	United States	12,000,000	11,903,400
[d,t] Carlyle U.S. CLO Ltd., 2017-2A, A1B, 144A, FRN, 3.186%, (3-month USD LIBOR + 1.22%), 7/20/31	United States	8,500,000	8,500,255
[d,t] Catamaran CLO Ltd., 2014-2A, BR, 144A, FRN, 4.953%, (3-month USD LIBOR + 2.95%), 10/18/26	United States	11,770,000	11,775,414
[d,s] CGRBS Commercial Mortgage Trust, 2013-VN05, C, 144A, FRN, 3.584%, 3/13/35	United States	7,700,000	8,153,741
[d,s] CIM Trust,
2019-INV1, A1, 144A, FRN, 4.00%, 2/25/49	United States	14,067,317	14,432,353
2019-INV2, A3, 144A, FRN, 4.00%, 5/25/49	United States	17,857,951	18,673,020
[s] Citibank Credit Card Issuance Trust,
2016-A3, A3, FRN, 2.48%, 12/07/23	United States	4,800,000	4,826,269
2017-A7, A7, FRN, 2.348%, 8/08/24	United States	36,060,000	36,112,319
[d,s] Cole Park CLO Ltd., 2015-1A, BR, 144A, FRN, 3.566%, 10/20/28	United States	3,530,000	3,507,337
[d,s] Consumer Loan Underlying Bond CLUB Certificate Issuer Trust I,
2018-14, PT, 144A, FRN, 9.459%, 9/16/41	United States	5,315,974	5,218,437
2018-29, PT, 144A, FRN, 25.917%, 12/15/43	United States	2,385,591	1,973,324
2019-26, PT, 144A, FRN, 20.442%, 8/15/44	United States	8,066,325	7,592,886
2019-31, PT, 144A, FRN, 21.412%, 9/15/44	United States	7,284,495	6,808,026
2019-37, PT, 144A, FRN, 20.088%, 10/17/44	United States	7,257,122	6,973,307
2019-42, PT, 144A, FRN, 24.207%, 11/15/44	United States	7,577,604	7,286,316
2019-S1, PT, 144A, FRN, 14.902%, 4/15/44	United States	7,203,375	6,325,383
2019-S2, PT, 144A, FRN, 14.389%, 5/16/44	United States	5,130,082	4,689,474
2019-S3, PT, 144A, FRN, 14.539%, 6/15/44	United States	5,931,262	5,534,463
2019-S4, PT, 144A, FRN, 13.454%, 8/15/44	United States	6,712,272	6,265,039
2019-S5, PT, 144A, FRN, 13.279%, 9/15/44	United States	6,211,248	5,695,440
2019-S6, PT, 144A, FRN, 12.793%, 10/17/44	United States	5,787,144	5,403,167
[s] Discover Card Execution Note Trust, 2017-A7, A7, FRN, 2.281%, 4/15/25	United States	5,360,000	5,356,204
[d,s] Dryden 38 Senior Loan Fund, 2015-38A, CR, 144A, FRN, 4.001%, 7/15/30	United States	7,186,000	6,893,314
2015-38A, DR, 144A, FRN, 5.001%, 7/15/30	United States	4,556,000	4,211,976

28	Semiannual Report	franklintempleton.com

FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income Fund (continued)

	Country/ Organization	Principal Amount*	Value

Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)

Diversified Financials (continued)
[d,t] Dryden 41 Senior Loan Fund, 2015-41A, AR, 144A, FRN, 2.956%, (3-month USD LIBOR + 0.97%), 4/15/31	United States	9,850,000	$9,742,734
[d,t] Dryden 42 Senior Loan Fund, 2016-42A, DR, 144A, FRN, 4.931%, (3-month USD LIBOR + 2.93%), 7/15/30	United States	8,400,000	7,649,628
[d,t] Dryden 55 CLO Ltd.,
2018-55A, A1, 144A, FRN, 3.021%, (3-month USD LIBOR + 1.02%), 4/15/31	United States	11,500,000	11,393,970
2018-55A, D, 144A, FRN, 4.851%, (3-month USD LIBOR + 2.85%), 4/15/31	United States	3,000,000	2,724,090
[d,t] Dryden 64 CLO Ltd.,
2018-64A, A, 144A, FRN, 2.973%, (3-month USD LIBOR + 0.97%), 4/18/31	United States	5,070,000	5,010,580
2018-64A, D, 144A, FRN, 4.653%, (3-month USD LIBOR + 2.65%), 4/18/31	United States	2,200,000	2,007,720
[d,s] Eaton Vance CLO Ltd.,
2014-1RA, C, 144A, FRN, 4.101%, 7/15/30	United States	1,972,575	1,907,776
2014-1RA, D, 144A, FRN, 5.051%, 7/15/30	United States	3,653,850	3,491,473
[d,s] Eleven Madison Trust 2015-11MD Mortgage Trust, 2015-11MD, A, 144A, FRN, 3.673%, 9/10/35	United States	14,920,000	15,971,918
FHLMC Structured Agency Credit Risk Debt Notes,
[t] 2013-DN2, M2, FRN, 6.073%, (1-month USD LIBOR + 4.25%), 11/25/23	United States	12,101,524	13,061,494
[t] 2014-DN1, M2, FRN, 4.023%, (1-month USD LIBOR + 2.20%), 2/25/24	United States	5,822,052	5,889,301
[t] 2014-DN2, M3, FRN, 5.423%, (1-month USD LIBOR + 3.60%), 4/25/24	United States	21,379,000	22,587,816
[t] 2014-DN3, M3, FRN, 5.823%, (1-month USD LIBOR + 4.00%), 8/25/24	United States	1,057,862	1,116,690
[t] 2014-DN4, M3, FRN, 6.373%, (1-month USD LIBOR + 4.55%), 10/25/24	United States	13,753,024	14,752,523
[t] 2014-HQ1, M3, FRN, 5.923%, (1-month USD LIBOR + 4.10%), 8/25/24	United States	3,074,073	3,249,385
[t] 2014-HQ2, M2, FRN, 4.023%, (1-month USD LIBOR + 2.20%), 9/25/24	United States	6,882,177	6,970,515
[t] 2014-HQ3, M3, FRN, 6.573%, (1-month USD LIBOR + 4.75%), 10/25/24	United States	6,088,430	6,450,475
[t] 2015-DNA1, M3, FRN, 5.123%, (1-month USD LIBOR + 3.30%), 10/25/27	United States	2,830,000	3,010,899
[t] 2015-DNA3, M3, FRN, 6.523%, (1-month USD LIBOR + 4.70%), 4/25/28	United States	18,411,581	20,320,895
[t] 2015-HQ1, M3, FRN, 5.623%, (1-month USD LIBOR + 3.80%), 3/25/25	United States	7,239,514	7,439,946
[t] 2015-HQA1, M3, FRN, 6.523%, (1-month USD LIBOR + 4.70%), 3/25/28	United States	18,830,000	19,950,969
[t] 2016-DNA2, M3, FRN, 6.473%, (1-month USD LIBOR + 4.65%), 10/25/28	United States	17,584,196	18,862,898
[s] 2017-DNA1, M2, FRN, 5.073%, 7/25/29	United States	7,300,000	7,660,394
[s] 2017-DNA2, M2, FRN, 5.273%, 10/25/29	United States	5,868,312	6,237,802

franklintempleton.com	Semiannual Report	29

FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income Fund (continued)

	Country/ Organization	Principal Amount*	Value

Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)

Diversified Financials (continued)
FHLMC Structured Agency Credit Risk Debt Notes, (continued)
[t] 2017-DNA3, M2, FRN, 4.323%, (1-month USD LIBOR + 2.50%), 3/25/30	United States	26,312,269	$26,868,426
[s] 2017-HQA1, M2, FRN, 5.373%, 8/25/29	United States	28,226,000	29,594,425
[d,t] Flagship CLO VIII Ltd.,
2014-8A, ARR, 144A, FRN, 2.851%, (3-month USD LIBOR + 0.85%), 1/16/26	United States	4,838,441	4,838,296
2014-8A, DR, 144A, FRN, 5.051%, (3-month USD LIBOR + 3.05%), 1/16/26	United States	3,000,000	2,879,580
FNMA Connecticut Avenue Securities,
[t] 2013-C01, M2, FRN, 7.073%, (1-month USD LIBOR + 5.25%), 10/25/23	United States	14,863,521	16,386,049
[t] 2014-C01, M2, FRN, 6.223%, (1-month USD LIBOR + 4.40%), 1/25/24	United States	17,060,372	18,518,914
[t] 2014-C02, 1M2, FRN, 4.423%, (1-month USD LIBOR + 2.60%), 5/25/24	United States	13,807,687	14,365,603
[t] 2014-C03, 1M2, FRN, 4.823%, (1-month USD LIBOR + 3.00%), 7/25/24	United States	30,489,149	32,039,401
[t] 2014-C03, 2M2, FRN, 4.723%, (1-month USD LIBOR + 2.90%), 7/25/24	United States	3,903,526	4,059,751
[t] 2015-C01, 1M2, FRN, 6.123%, (1-month USD LIBOR + 4.30%), 2/25/25	United States	7,887,349	8,355,339
[t] 2015-C01, 2M2, FRN, 6.373%, (1-month USD LIBOR + 4.55%), 2/25/25	United States	9,726,017	10,060,237
[t] 2015-C02, 1M2, FRN, 5.823%, (1-month USD LIBOR + 4.00%), 5/25/25	United States	22,732,334	23,990,401
[t] 2015-C02, 2M2, FRN, 5.823%, (1-month USD LIBOR + 4.00%), 5/25/25	United States	11,163,113	11,615,056
[t] 2015-C03, 1M2, FRN, 6.823%, (1-month USD LIBOR + 5.00%), 7/25/25	United States	27,347,322	29,544,433
[t] 2015-C03, 2M2, FRN, 6.823%, (1-month USD LIBOR + 5.00%), 7/25/25	United States	13,868,546	14,752,951
[s] 2016-C02, 1M2, FRN, 7.823%, 9/25/28	United States	9,945,586	10,855,818
[s] 2016-C04, 1M2, FRN, 6.073%, 1/25/29	United States	9,910,000	10,473,370
[s] 2016-C05, 2M2, FRN, 6.273%, 1/25/29	United States	6,570,520	6,921,274
[s] 2016-C06, 1M2, FRN, 6.073%, 4/25/29	United States	2,220,000	2,362,670
[s] 2016-C07, 2M2, FRN, 6.173%, 5/25/29	United States	4,099,885	4,308,537
[t] 2017-C01, 1M2, FRN, 5.373%, (1-month USD LIBOR + 3.55%), 7/25/29	United States	22,910,000	24,008,237
[s] 2017-C03, 1M2, FRN, 4.823%, 10/25/29	United States	24,932,535	25,972,316
[s] 2017-C03, 2M2, FRN, 4.673%, 11/25/29	United States	5,225,499	5,379,594
[s] 2017-C05, 1M2, FRN, 4.023%, 1/25/30	United States	12,555,148	12,713,427
[d] Galaxy XVIII CLO Ltd.,
[s] 2018-28A, A2, 144A, FRN, 3.071%, 7/15/31	United States	9,500,000	9,488,315
[t] 2018-28A, C, 144A, FRN, 3.951%, (3-month USD LIBOR + 1.95%), 7/15/31	United States	3,070,000	2,931,850

30	Semiannual Report	franklintempleton.com

FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income Fund (continued)

	Country/ Organization	Principal Amount*		Value

Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)

Diversified Financials (continued)
[d,s] Galaxy XXV CLO Ltd., 2018-25A, D, 144A, FRN, 5.04%, 10/25/31	United States	4,734,850		$4,439,774
[d,s] Galaxy XXVI CLO Ltd., 2018-26A, A, 144A, FRN, 3.35%, 11/22/31	United States	7,600,000		7,585,712
[d,t] Galaxy XXVII CLO Ltd.,
2018-27A, C, 144A, FRN, 3.968%, (3-month USD LIBOR + 1.80%), 5/16/31	United States	3,600,000		3,393,864
2018-27A, C, 144A, FRN, 4.918%, (3-month USD LIBOR + 2.75%), 5/16/31	United States	5,750,000		5,143,145
GS Mortgage Securities Trust,
[s] 2016-GS3, B, FRN, 3.395%, 10/10/49	United States	8,037,000		8,356,726
2017-GS6, B, 3.869%, 5/10/50	United States	7,700,000		8,245,891
[d,s] HPS Loan Management Ltd., 2013A-18, C, 144A, FRN, 4.151%, 10/15/30	United States	4,950,000		4,767,197
[d,s] LCM XVI LP,
2016A, A2R, 144A, FRN, 3.181%, 10/15/31	United States	7,655,557		7,634,121
2016A, BR2, 144A, FRN, 3.751%, 10/15/31	United States	13,525,832		13,490,259
[d,s] LCM XVII LP,
2017A, BRR, 144A, FRN, 3.601%, 10/15/31	United States	4,590,000		4,479,886
2017A, CRR, 144A, FRN, 4.101%, 10/15/31	United States	4,240,000		4,048,903
[d,t] LCM XVIII LP, 2018A, DR, 144A, FRN, 4.766%, (3-month USD LIBOR + 2.80%), 4/20/31	United States	6,860,000		6,151,568
[d,t] LCM XXIV Ltd., 24A, A, 144A, FRN, 3.276%, (3-month USD LIBOR + 1.31%), 3/20/30	United States	4,300,000		4,299,054
[d,s] Madison Park Euro Funding XIV DAC, 2014A, A1N, 144A, FRN, 1.12%, 7/15/32	Ireland	9,800,000	EUR	10,977,246
[d,t] Madison Park Funding XXIII Ltd.,
2017-23A, B, 144A, FRN, 3.636%, (3-month USD LIBOR + 1.70%), 7/27/30	United States	2,400,000		2,385,144
2017-23A, C, 144A, FRN, 4.286%, (3-month USD LIBOR + 2.35%), 7/27/30	United States	5,000,000		4,917,650
[d,s] Magnetite Ltd., 2015-14RA, A1, 144A, FRN, 3.123%, 10/18/31	United States	2,000,000		1,994,660
[d,s] Mill City Mortgage Loan Trust, 2018-4, A1B, 144A, FRN, 3.50%, 4/25/66	United States	16,720,000		17,257,378
[t] MortgageIT Trust,
2004-1, A2, FRN, 2.723%, (1-month USD LIBOR + 0.90%), 11/25/34	United States	1,618,376		1,640,612
2005-5, A1, FRN, 2.343%, (1-month USD LIBOR + 0.26%), 12/25/35	United States	1,472,177		1,475,873
[d,s] Mountain View Funding CLO XIV Ltd.,
2019-1A, A1, 144A, FRN, 3.441%, 4/15/29	United States	5,000,000		5,001,050
2019-1A, C, 144A, FRN, 4.901%, 4/15/29	United States	4,500,000		4,505,490

franklintempleton.com	Semiannual Report	31

FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income Fund (continued)

	Country/ Organization	Principal Amount*	Value

Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)

Diversified Financials (continued)
[d,s] Neuberger Berman CLO XVIII Ltd., 2014-18A, CR2, 144A, FRN, 4.966%, 10/21/30	United States	500,000	$451,250
[d,s] Neuberger Berman CLO XXII Ltd., 2016-22A, CR, 144A, FRN, 4.202%, 10/17/30	United States	2,129,630	2,071,065
[d,t] NZCG Funding Ltd., 2015-1A, A2R, 144A, FRN, 3.682%, (3-month USD LIBOR + 1.55%), 2/26/31	United States	15,500,000	15,195,580
[d,s] Octagon Investment Partners 24 Ltd., 2015-1A, BS, 144A, FRN, 3.866%, 4/21/31	United States	4,485,000	4,482,444
[d,s] Octagon Investment Partners 28 Ltd.,
2016-1A, A2R, 144A, FRN, 3.386%, 10/24/30	United States	10,000,000	10,012,100
2016-1A, BR, 144A, FRN, 3.736%, 10/24/30	United States	3,914,730	3,912,185
[d,t] Octagon Investment Partners 30 Ltd., 144A, FRN, 3.286%, (3-month USD LIBOR + 1.32%), 3/17/30	United States	4,300,000	4,308,901
[d,t] Octagon Investment Partners 36 Ltd., 2018-1A, A1, 144A, FRN, 2.971%, (3-month USD LIBOR + 0.97%), 4/15/31	United States	7,475,000	7,419,536
[d,t] Octagon Investment Partners 37 Ltd., 2018-2A, C, 144A, FRN, 4.79%, (3-month USD LIBOR + 2.85%), 7/25/30	United States	4,000,000	3,624,160
[d,s] Octagon Investment Partners 38 Ltd., 2018-1A, C, 144A, FRN, 4.916%, 7/20/30	United States	5,000,000	4,576,750
[d,t] Octagon Investment Partners XVI Ltd., 2013-1A, DR, 144A, FRN, 5.002%, (3-month USD LIBOR + 3.00%), 7/17/30	United States	6,000,000	5,485,380
[d,t] Octagon Investment Partners XXIII Ltd.,
2015-1A, BR, 144A, FRN, 3.201%, (3-month USD LIBOR + 1.20%), 7/15/27	United States	4,590,000	4,513,255
2015-1A, DR, 144A, FRN, 4.551%, (3-month USD LIBOR + 2.55%), 7/15/27	United States	6,400,000	6,232,256
[t] Opteum Mortgage Acceptance Corp. Trust, 2005-4, 1APT, FRN, 2.133%, (1-month USD LIBOR + 0.31%), 11/25/35	United States	1,680,613	1,693,821
[d,t] Race Point IX CLO Ltd., 2015-9A, A1AR, 144A, FRN, 3.211%, (3-month USD LIBOR + 1.21%), 10/15/30	United States	3,600,000	3,591,072
[d,s] Strata CLO I Ltd., 2018-1A, B, 144A, FRN, 4.201%, 1/15/31	United States	14,100,000	13,917,405
[t] Structured Asset Securities Corp., 2005-2XS, 2A2, FRN, 3.532%, (1-month USD LIBOR + 1.50%), 2/25/35	United States	1,804,816	1,836,013
[s] Thornburg Mortgage Securities Trust, 2005-1, A3, FRN, 4.578%, 4/25/45	United States	2,184,401	2,206,692
[d,s] Upgrade Master Pass-Thru Trust, 2019-PT1, A, 144A, FRN, 11.128%, 6/15/25	United States	3,606,486	3,605,047
[d] Voya CLO Ltd.,
[s] 2013-2A, A2AR, 144A, FRN, 3.34%, 4/25/31	United States	2,200,000	2,142,734
[t] 2013-2A, BR, 144A, FRN, 3.79%, (3-month USD LIBOR + 1.85%), 4/25/31	United States	5,770,000	5,433,955
[t] 2014-1A, CR2, 144A, FRN, 4.803%, (3-month USD LIBOR + 2.80%), 4/18/31	United States	8,000,000	7,239,440
[s] 2015-2A, BR, 144A, FRN, 3.434%, 7/23/27	United States	9,290,000	9,223,948
[s] 2016-3A, A1R, 144A, FRN, 3.193%, 10/18/31	United States	10,000,000	9,986,100
[t] 2017-2A, B, 144A, FRN, 4.351%, (3-month USD LIBOR + 2.35%), 6/07/30	United States	19,200,000	18,764,544
[s] 2018-2A, A1, 144A, FRN, 3.001%, 7/15/31	United States	5,000,000	4,947,600

32	Semiannual Report	franklintempleton.com

FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income Fund (continued)

	Country/ Organization	Principal Amount*	Value

Asset-Backed Securities and Commercial Mortgage-Backed Securities (continued)

Diversified Financials (continued)
[d] Voya CLO Ltd., (continued)
[t] 2018-2A, D, 144A, FRN, 4.751%, (3-month USD LIBOR + 2.75%), 7/15/31	United States	2,900,000	$2,660,141
[s] Wells Fargo Mortgage Backed Securities Trust, 2004-W, A9, FRN, 4.597%, 11/25/34	United States	850,582	891,982

			1,342,483,053

Total Asset-Backed Securities and Commercial Mortgage-Backed Securities (Cost $1,385,780,743)			1,360,569,782

Mortgage-Backed Securities 9.4%
[v] Federal Home Loan Mortgage Corp. (FHLMC) Adjustable Rate 0.0%†
FHLMC, 4.93%, (US 1 Year CMT T-Note +/- MBS Margin), 1/01/33	United States	16,943	17,519

Federal Home Loan Mortgage Corp. (FHLMC) Fixed Rate 6.6%
[w] FHLMC 30 Year, 2.50%, 11/01/49	United States	13,500,000	13,425,644
[w] FHLMC 30 Year, 3.00%, 11/01/49	United States	51,300,000	52,133,625
[w] FHLMC 30 Year, 3.50%, 11/01/49	United States	42,500,000	43,642,188
[w] FHLMC 30 Year, 4.00%, 11/01/49	United States	58,450,000	60,651,750
[w] FHLMC 30 Year, 4.50%, 11/01/49	United States	54,700,000	57,534,436
FHLMC Gold 15 Year, 5.00%, 7/01/22	United States	33,447	34,587
FHLMC Gold 30 Year, 3.50%, 12/01/47	United States	12,811,039	13,313,216
FHLMC Gold 30 Year, 3.50%, 5/01/49	United States	53,806,224	55,328,846
FHLMC Gold 30 Year, 4.50%, 10/01/40	United States	138,665	150,444
FHLMC Gold 30 Year, 5.00%, 5/01/27 - 2/01/38	United States	1,057,131	1,154,542
FHLMC Gold 30 Year, 5.50%, 6/01/33 - 6/01/36	United States	747,394	829,252
FHLMC Gold 30 Year, 6.00%, 6/01/33 - 6/01/37	United States	263,282	296,515
FHLMC Gold 30 Year, 6.50%, 10/01/21 - 6/01/36	United States	107,761	121,083
FHLMC Gold 30 Year, 7.00%, 9/01/21 - 8/01/32	United States	20,282	21,208
FHLMC Gold 30 Year, 7.50%, 1/01/26 - 1/01/31	United States	4,907	5,766
FHLMC Gold 30 Year, 8.00%, 11/01/25 - 1/01/26	United States	67	67
FHLMC Gold 30 Year, 9.00%, 12/01/24	United States	51	55

			298,643,224

[v] Federal National Mortgage Association (FNMA) Adjustable Rate 0.0%†
FNMA, 4.493%, (US 1 Year CMT T-Note +/- MBS Margin), 12/01/34	United States	116,366	122,864

Federal National Mortgage Association (FNMA) Fixed Rate 2.7%
FNMA 15 Year, 2.50%, 7/01/27	United States	234,579	237,704
FNMA 15 Year, 4.50%, 3/01/20	United States	1,449	1,494
FNMA 15 Year, 5.50%, 3/01/21 - 4/01/22	United States	20,800	20,970
FNMA 30 Year, 3.00%, 9/01/48	United States	38,798,845	39,838,358
FNMA 30 Year, 3.50%, 11/01/47	United States	13,325,469	13,828,671

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FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income Fund (continued)

	Country/ Organization	Principal Amount*	Value

Mortgage-Backed Securities (continued)

Federal National Mortgage Association (FNMA) Fixed Rate (continued)
FNMA 30 Year, 3.50%, 6/01/49	United States	59,253,921	$60,809,165
FNMA 30 Year, 4.50%, 3/01/28 - 2/01/41	United States	409,397	441,693
FNMA 30 Year, 5.00%, 9/01/23 - 10/01/35	United States	1,074,842	1,173,561
FNMA 30 Year, 5.50%, 9/01/33 - 12/01/35	United States	985,461	1,098,627
FNMA 30 Year, 6.00%, 6/01/34 - 5/01/38	United States	2,133,354	2,417,441
FNMA 30 Year, 6.50%, 3/01/28 - 10/01/37	United States	284,816	325,716
FNMA 30 Year, 7.50%, 10/01/29.	United States	4,811	5,627
FNMA 30 Year, 8.00%, 1/01/25 - 5/01/26	United States	2,406	2,682

			120,201,709

Government National Mortgage Association (GNMA) Fixed Rate 0.1%
GNMA I SF 30 Year, 5.00%, 6/15/34 - 7/15/34	United States	126,686	139,357
GNMA I SF 30 Year, 5.50%, 2/15/33 - 6/15/36	United States	340,546	374,992
GNMA I SF 30 Year, 6.00%, 8/15/36	United States	20,998	24,106
GNMA I SF 30 Year, 6.50%, 2/15/29 - 3/15/32	United States	38,030	42,123
GNMA I SF 30 Year, 7.00%, 11/15/27 - 5/15/28	United States	9,411	9,657
GNMA I SF 30 Year, 7.50%, 9/15/23 - 5/15/27	United States	631	652
GNMA I SF 30 Year, 8.00%, 2/15/25 - 9/15/27	United States	3,422	3,703
GNMA I SF 30 Year, 8.50%, 8/15/24	United States	44	45
GNMA I SF 30 Year, 9.00%, 1/15/25	United States	183	183
GNMA I SF 30 Year, 9.50%, 6/15/25	United States	367	368
GNMA II SF 30 Year, 4.50%, 5/20/49	United States	4,186,986	4,391,491
GNMA II SF 30 Year, 5.00%, 9/20/33 - 11/20/33	United States	185,081	205,115
GNMA II SF 30 Year, 5.50%, 6/20/34	United States	95,758	107,932
GNMA II SF 30 Year, 6.00%, 11/20/34	United States	92,635	107,425
GNMA II SF 30 Year, 6.50%, 7/20/28 - 12/20/31	United States	52,048	59,372
GNMA II SF 30 Year, 7.50%, 4/20/32	United States	15,794	17,819

			5,484,340

Total Mortgage-Backed Securities (Cost $420,257,573)			424,469,656

Municipal Bonds 1.9%
City of Austin Electric Utility System Revenue, Travis and Williamson Counties, Refunding, 6.262%, 11/15/32	United States	5,955,000	7,483,589
[u] Greenville City School District GO, County of Darke, School Improvement, Refunding, 3.541%, 1/01/51	United States	7,335,000	7,335,953
[u] Honolulu City and County Wastewater System Revenue, Second Bond Resolution, Refunding, Junior, 2.585%, 7/01/28	United States	1,180,000	1,192,001
Kaiser Foundation Hospitals, 3.266%, 11/01/49	United States	9,825,000	10,031,339
New York State GO, Refunding, Series B, 3.20%, 2/15/39	United States	11,740,000	11,897,668
New York State Urban Development Corp. Sales Tax Revenue, Bidding Group 2, Series B, 2.97%, 3/15/34	United States	19,210,000	19,321,610
[u] Ohio State Hospital Facility Revenue, Cleveland Clinic Health System Obligated Group, Refunding, Series G, 3.276%, 1/01/42	United States	1,975,000	2,029,569
Orlando Health Obligated Group, 3.777%, 10/01/28	United States	3,870,000	4,189,238

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FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income Fund (continued)

	Country/ Organization	Principal Amount*	Value

Municipal Bonds (continued)
[u] Pennsylvania State Turnpike Commission Turnpike Revenue, Motor License Fund-Enhanced, Subordinate, Refunding, First Series, 3.579%, 12/01/43	United States	9,825,000	$9,930,226
RWJ Barnabas Health Inc., 3.477%, 7/01/49	United States	2,650,000	2,707,553
San Jose RDA Successor Agency Tax Allocation, Senior, Refunding, Series A-T, 3.25%, 8/01/29	United States	5,675,000	6,005,342
[u] Texas State University System Financing Revenue,
Refunding, Serise B, 2.938%, 3/15/33	United States	2,315,000	2,356,739
Refunding, Serise B, 3.289%, 3/15/40	United States	1,965,000	1,982,213

Total Municipal Bonds (Cost $84,864,411)			86,463,040

		Shares/ Units

Escrows and Litigation Trusts 0.0%†
[a,b] Clear Channel Communications Inc., Escrow Account	United States	8,000,000	—
[a,b] iHeartCommunications Inc., Escrow Account	United States	3,100,000	—
[a,b] NewPage Corp., Litigation Trust	United States	14,000,000	—
a,aa,b,e Remington Outdoor Co. Inc., Litigation Units	United States	124,500	—
[a,b] T-Mobile USA Inc., Escrow Account	United States	29,900,000	—
[a] Vistra Energy Corp., Escrow Account	United States	30,000,000	135,000

Total Escrows and Litigation Trusts (Cost $869,132)			135,000

Total Investments before Short Term Investments (Cost $4,617,248,717)			4,487,561,723

		Shares

Short Term Investments 3.7%

Money Market Funds (Cost $58,779,273) 1.3%
[f,x] Institutional Fiduciary Trust Money Market Portfolio, 1.56%	United States	58,779,273	58,779,273

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FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income Fund (continued)

	Country/ Organization	Principal Amount*	Value

Short Term Investments (continued)

Repurchase Agreements (Cost $108,109,163) 2.4%
[y] Joint Repurchase Agreement, 1.722%, 11/01/19 (Maturity Value $108,114,333)
BNP Paribas Securities Corp. (Maturity Value $76,530,893)
Deutsche Bank Securities Inc. (Maturity Value $18,828,111)
HSBC Securities (USA) Inc. (Maturity Value $12,755,329)
Collateralized by U.S. Government Agency Securities, 5.00%, 10/20/48; [z]U.S. Treasury Bills, 12/03/19 - 12/10/19; and U.S. Treasury Notes, 1.625% - 1.875%, 3/15/20 - 4/30/22 (valued at $110,273,355)	United States	108,109,163	$108,109,163

Total Investments (Cost $4,784,137,153) 103.0%			4,654,450,159

Other Assets, less Liabilities (3.0)%			(137,666,194)

Net Assets 100.0%			$4,516,783,965

†Rounds to less than 0.1% of net assets.

*The principal amount is stated in U.S. dollars unless otherwise indicated.

aNon-income producing.

aaSee Note 10 regarding holdings of 5% voting securities.

bFair valued using significant unobservable inputs. See Note 12 regarding fair value measurements.

cThe security is owned by FT Holdings Corporation ll, a wholly-owned subsidiary of the Fund. See Note 1(h).

dSecurity was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. At October 31, 2019, the aggregate value of these securities was $1,664,808,595, representing 36.9% of net assets.

eSee Note 8 regarding restricted securities.

fSee Note 3(f) regarding investments in affiliated management investment companies.

gSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At October 31, 2019, the aggregate value of these securities was $145,095,019, representing 3.2% of net assets.

hIncome may be received in additional securities and/or cash.

iThe coupon rate shown represents the rate at period end.

jPrincipal amount is stated in 1,000 Brazilian Real Units.

kSee Note 1(g) regarding loan participation notes.

lSee Note 7 regarding defaulted securities.

mPerpetual security with no stated maturity date.

nSee Note 1(j) regarding senior floating rate interests.

oA supranational organization is an entity formed by two or more central governments through international treaties.

pRedemption price at maturity and coupon payment are adjusted for inflation. See Note 1(l).

qThe principal represents the notional amount. See Note 1(e) regarding value recovery instruments.

rPrincipal amount of security is adjusted for inflation. See Note 1(l).

sAdjustable rate security with an interest rate that is not based on a published reference index and spread. The rate is based on the structure of the agreement and current market conditions. The coupon rate shown represents the rate at period end.

tThe coupon rate shown represents the rate inclusive of any caps or floors, if applicable, in effect at period end.

uSecurity purchased on a when-issued basis. See Note 1(d).

vAdjustable Rate Mortgage-Backed Security (ARM); the rate shown is the effective rate at period end. ARM rates are not based on a published reference rate and spread, but instead pass-through weighted average interest income inclusive of any caps or floors, if applicable, from the underlying mortgage loans in which the majority of mortgages pay interest based on the index shown at their designated reset dates plus a spread, less the applicable servicing and guaranty fee (MBS margin).

wSecurity purchased on a to-be-announced (TBA) basis. See Note 1(d).

xThe rate shown is the annualized seven-day effective yield at period end.

ySee Note 1(c) regarding joint repurchase agreement.

zThe security was issued on a discount basis with no stated coupon rate.

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FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income Fund (continued)

At October 31, 2019, the Fund had the following futures contracts outstanding. See Note 1(e).

Futures Contracts

Description	Type	Number of Contracts	Notional Amount	*	Expiration Date	Value/ Unrealized Appreciation (Depreciation)

Interest Rate Contracts
Australian 10 Yr. Bond	Long	110	$ 11,058,079		12/16/19	$ (53,865)
Canadian 10 Yr. Bond	Long	155	16,723,281		12/18/19	(19,764)
CME Ultra Long Term U.S. Treasury Bond	Short	73	13,851,750		12/19/19	(203,278)
CME Ultra Long Term U.S. Treasury Bond	Long	320	60,720,000		12/19/19	431,962
U.S. Treasury 5 Yr. Note	Long	1,374	163,785,094		12/31/19	(40,742)
U.S. Treasury 10 Yr. Note	Long	820	106,843,438		12/19/19	(385,217)
U.S. Treasury 30 Yr. Bond	Long	59	9,521,125		12/19/19	(216,264)
Ultra 10 Yr. U.S. Treasury Note	Long	436	61,959,688		12/19/19	(882,816)

Total Futures Contracts						$(1,369,984)

*As of period end.

At October 31, 2019, the Fund had the following forward exchange contracts outstanding. See Note 1(e).

Forward Exchange Contracts

Currency	Counterparty	[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts
Australian Dollar	JPHQ		Sell	12,600,000	$ 8,822,205	11/26/19	$ 128,912	$ —
Brazilian Real	JPHQ		Buy	106,200,000	26,415,939	12/09/19	—	(13,430)
Brazilian Real	JPHQ		Sell	111,260,000	27,296,430	12/09/19	—	(364,051)
Brazilian Real	JPHQ		Sell	1,475,000	361,254	12/11/19	—	(5,413)
Brazilian Real	JPHQ		Sell	22,200,000	5,437,277	12/13/19	—	(80,859)
Brazilian Real	JPHQ		Sell	33,000,000	8,417,938	12/13/19	215,305	—
Indonesian Rupiah	JPHQ		Buy	46,000,000,000	3,255,946	12/13/19	—	(4,809)
Indonesian Rupiah	JPHQ		Sell	230,000,000,000	15,691,090	12/13/19	—	(564,590)
South Korean Won	JPHQ		Sell	18,600,000,000	15,898,115	12/16/19	—	(15,497)
Australian Dollar	JPHQ		Sell	68,000,000	45,885,380	1/09/20	—	(1,083,780)
Canadian Dollar	JPHQ		Sell	15,200,000	11,645,903	1/21/20	95,035	—
Australian Dollar	DBAB		Sell	3,000,000	2,109,900	1/28/20	36,944	—
Australian Dollar	JPHQ		Sell	26,100,000	17,756,770	1/28/20	—	(277,944)
Japanese Yen	JPHQ		Buy	16,230,000,000	153,795,486	1/29/20	—	(2,568,762)
Canadian Dollar	JPHQ		Sell	25,000,000	18,837,074	1/30/20	—	(161,354)
Euro	JPHQ		Sell	102,596,949	115,676,091	1/30/20	514,348	—
Mexican Peso	JPHQ		Buy	323,700,000	16,710,202	1/30/20	—	(119,258)
Mexican Peso	JPHQ		Sell	26,000,000	1,339,274	1/30/20	6,668	—
Norwegian Krone	JPHQ		Buy	257,400,000	28,611,233	1/30/20	—	(607,779)
Chinese Yuan Renminbi	JPHQ		Sell	636,100,000	89,112,406	2/24/20	—	(858,739)
Japanese Yen	JPHQ		Buy	750,000,000	6,955,651	3/13/20	50,735	—
Japanese Yen	JPHQ		Buy	3,700,000,000	34,812,553	3/13/20	—	(247,714)
Canadian Dollar	JPHQ		Sell	3,000,000	2,293,999	3/16/20	14,214	—
Canadian Dollar	JPHQ		Sell	37,400,000	28,285,762	3/16/20	—	(135,556)

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FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income Fund (continued)

Forward Exchange Contracts (continued)

Currency	Counterparty[a]	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Exchange Contracts (continued)
Euro	JPHQ	Sell	78,606,321	$87,816,069	3/16/20	$ —	$ (660,052)
Norwegian Krone	JPHQ	Buy	417,400,000	46,610,832	3/16/20	—	(1,205,660)
Swedish Krona	JPHQ	Buy	294,000,000	29,995,562	3/16/20	671,051	—
Swedish Krona	JPHQ	Sell	294,000,000	30,910,276	3/16/20	243,664	—
Turkish Lira	JPHQ	Buy	62,000,000	9,831,127	4/15/20	549,790	—

Total Forward Exchange Contracts						$ 2,526,666	$ (8,975,247)

Net unrealized appreciation (depreciation)							$ (6,448,581)

aMay be comprised of multiple contracts with the same counterparty, currency and settlement date.

At October 31, 2019, the Fund had the following credit default swap contracts outstanding. See Note 1(e).

Credit Default Swap Contracts

Description	Periodic Payment Rate Received (Paid)	Payment Frequency	Counter- party	Maturity Date	Notional Amount[a]	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating[b]

Centrally Cleared Swap Contracts

Contracts to Sell Protection[c,d]

Traded Index
CDX.EM.31	1.00%	Quarterly		6/20/24	$48,700,000	$ (1,908,845)	$ (1,187,473)	$ (721,372)	Investment Grade

OTC Swap Contracts

Contracts to Buy Protection[c]

Single Name
Ally Financial Inc.	(5.00)%	Quarterly	JPHQ	12/20/24	$19,800,000	$ (4,073,924)	$ (3,803,688)	$ (270,236)
Government of Italy	(1.00)%	Quarterly	BZWS	6/20/23	14,200,000	(219,289)	112,498	(331,787)
Government of Turkey	(1.00)%	Quarterly	BZWS	12/20/19	9,100,000	(15,698)	58,218	(73,916)

Contracts to Sell Protection[c,d]

Single Name
Government of Argentina	5.00%	Quarterly	CITI	12/20/21	48,600,000	(28,867,642)	(27,304,500)	(1,563,142)	CCC-
Government of Indonesia	1.00%	Quarterly	CITI	12/20/24	24,700,000	311,476	166,141	145,335	NR
Government of Italy	1.00%	Quarterly	BZWS	6/20/23	14,200,000	72,083	(493,320)	565,403	NR
Government of Russia	1.00%	Quarterly	CITI	12/20/24	13,500,000	172,465	137,557	34,908	BBB-

Traded Index
[e]BNP Paribas Bespoke Bordeaux Index, Mezzanine Tranche 7-10%	2.10%	Quarterly	BNDP	6/20/20	6,850,000	81,517	—	81,517	Non- Investment Grade

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FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income Fund (continued)

Credit Default Swap Contracts (continued)

Description	Periodic Payment Rate Received (Paid)	Payment Frequency	Counter- party	Maturity Date	Notional Amount	[a]	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating[b]

OTC Swap Contracts (continued)

Contracts to Sell Protection[c,d] (continued)

Traded Index (continued)
[e]BNP Paribas Bespoke Rodez2 Index, Mezzanine Tranche 5-7%	3.20%	Quarterly	BNDP	12/20/20	$ 3,300,000		$ 79,605	$ —	$79,605	Non-
										Investment Grade
[e]Citibank Bespoke Bogota Index, Mezzanine Tranche 7-10%	1.35%	Quarterly	CITI	6/20/20	7,000,000		34,628	—	34,628	Non-
										Investment Grade
[e]Citibank Bespoke Cambridge Index, Equity Tranche 0-3%	0.00%	Quarterly	CITI	12/20/19	22,249,500		(1,986,973)	(249,483)	(1,737,490)	Non-
										Investment Grade
[e]Citibank Bespoke Palma Index, Mezzanine Tranche 5-7%	2.30%	Quarterly	CITI	6/20/21	6,700,000		95,093	—	95,093	Non-
										Investment Grade
[e]Citibank Bespoke Phoenix Index, Mezzanine Tranche 5-7%	2.90%	Quarterly	CITI	12/20/21	8,500,000		232,283	—	232,283	Non-
										Investment Grade
[e]Citibank Bespoke Singapore Index, Equity Tranche 0-3%	0.00%	Quarterly	CITI	6/20/20	7,000,000		(741,459)	(623,504)	(117,955)	Non-
										Investment Grade
[e]Citibank Bespoke Sydney Index, Equity Tranche 0-3%	0.00%	Quarterly	CITI	6/20/20	4,394,022		(559,928)	(446,816)	(113,112)	Non-
										Investment Grade
[e]Citibank Bespoke Verona Index, Equity Tranche 0-3%	0.00%	Quarterly	CITI	12/20/19	8,883,500		(122,845)	(122,273)	(572)	Non-
										Investment Grade
[e]Citibank Bespoke Verona Index, Mezzanine Tranche 7-15%	0.40%	Quarterly	CITI	12/20/19	31,000,000		22,032	—	22,032	Non-
										Investment Grade

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FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income Fund (continued)

Credit Default Swap Contracts (continued)

Description	Periodic Payment Rate Received (Paid)	Payment Frequency	Counter- party	Maturity Date	Notional Amount	[a]	Value	Unamortized Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Rating[b]

OTC Swap Contracts (continued)

Contracts to Sell Protection[c,d] (continued)

Traded Index (continued)
MCDX.NA.31	1.00%	Quarterly	CITI	12/20/23	$23,060,000		$ 408,980	$ 193,265	$215,715	Investment
										Grade
[e]Morgan Stanley Bespoke Pecan Index, Mezzanine Tranche 5-10%	3.98%	Quarterly	MSCO	12/20/21	9,000,000		226,534	—	226,534	Non-
										Investment Grade
[e]Morgan Stanley Bespoke Pecan Index, Mezzanine Tranche 5-10%	4.10%	Quarterly	MSCO	12/20/21	9,000,000		267,594	—	267,594	Non-
										Investment Grade

Total OTC Swap Contracts							$(34,583,468)	$ (32,375,905)	$(2,207,563)

Total Credit Default Swap Contracts							$(36,492,313)	$ (33,563,378)	$(2,928,935)

aFor contracts to sell protection, the notional amount is equal to the maximum potential amount of the future payments and no recourse provisions have been entered into in association with the contracts.

bBased on Standard and Poor’s (S&P) Rating for single name swaps and internal ratings for index swaps. Internal ratings based on mapping into equivalent ratings from external vendors.

cPerformance triggers for settlement of contract include default, bankruptcy or restructuring for single name swaps and failure to pay or bankruptcy of the underlying securities for traded index swaps.

dThe Fund enters contracts to sell protection to create a long credit position.

eRepresents a custom index comprised of a basket of underlying issuers.

At October 31, 2019, the Fund had the following cross-currency swap contracts outstanding. See Note 1(e).

Cross-Currency Swap Contracts

Description	Payment Frequency	Counterparty	Maturity Date	Notional Amount		Value/ Unrealized Appreciation (Depreciation)

OTC Swap Contracts
Receive Floating 3-month USD LIBOR + 2.87%	Quarterly			3,834,600	USD
Pay Fixed 2.50%	Annual	CITI	5/04/21	3,300,000	EUR	$150,513
Receive Floating 3-month USD LIBOR + 1.334%	Quarterly			10,976,000	USD
Pay Floating 3-month EUR LIBOR + 1.12%	Quarterly	CITI	7/10/21	9,800,000	EUR	67,904

Total Cross Currency Swap Contracts						$218,417

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FRANKLIN STRATEGIC SERIES

CONSOLIDATED STATEMENT OF INVESTMENTS (UNAUDITED)

Franklin Strategic Income Fund (continued)

At October 31, 2019, the Fund had the following interest rate swap contracts outstanding. See Note 1(e).

Interest Rate Swap Contracts

Description	Payment Frequency	Maturity Date	Notional Amount*		Value/ Unrealized Appreciation (Depreciation)

Centrally Cleared Swap Contracts
Receive Fixed 2.773%	Quarterly
Pay Floating 3-month CNY CNRR	Quarterly	8/23/24	196,750,000	CNY	$ (417,535)
Receive Fixed 2.765%	Quarterly
Pay Floating 3-month CNY CNRR	Quarterly	8/26/24	158,000,000	CNY	(343,035)
Receive Fixed 2.79%	Quarterly
Pay Floating 3-month CNY CNRR	Quarterly	8/30/24	236,250,000	CNY	(486,188)
Receive Fixed 1.956%	Semi-Annual
Pay Floating 3-month CAD CABA	Semi-Annual	7/17/29	55,000,000	CAD	483,118
Receive Fixed 1.232%	Semi-Annual
Pay Floating 3-month AUD BBSW	Semi-Annual	9/06/29	55,000,000	AUD	(136,758)

Total Interest Rate Swap Contracts					$ (900,398)

*In U.S. dollars unless otherwise indicated.

At October 31, 2019, the Fund had the following total return swap contracts outstanding. See Note 1(e).

Total Return Swap Contracts

Underlying Instruments	Financing Rate	Payment Frequency	Counter- party	Maturity Date	Notional Value	Value/ Unrealized Appreciation (Depreciation)

OTC Swap Contracts
Long[a]
Markit iBoxx USD Liquid Leveraged Loan Index	3-month USD LIBOR	Quarterly	MSCO	12/20/19	$23,600,000	$335,902
Markit iBoxx USD Liquid Leveraged Loan Index	3-month USD LIBOR	Quarterly	GSCO	3/20/20	61,400,000	1,011,494

Total Total Return Swap Contracts						$1,347,396

aThe Fund receives the total return on the underlying instrument and pays a variable financing rate.

See Note 9 regarding other derivative information.

See Abbreviations on page 65.

franklintempleton.com	The accompanying notes are an integral part of these consolidated financial statements. | Semiannual Report	41

FRANKLIN STRATEGIC SERIES

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Assets and Liabilities

October 31, 2019 (unaudited)

Franklin Strategic Income Fund

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$4,463,345,189
Cost - Controlled affiliates (Note 3f and 10)	152,217,419
Cost - Non-controlled affiliates (Note 3f and 10)	60,465,382
Cost - Unaffiliated repurchase agreements	108,109,163

Value - Unaffiliated issuers	$4,360,173,989
Value - Controlled affiliates (Note 3f and 10)	126,065,295
Value - Non-controlled affiliates (Note 3f and 10)	60,101,712
Value - Unaffiliated repurchase agreements	108,109,163
Cash	24,337,230
Restricted cash for OTC derivative contracts (Note 1f)	1,340,000
Receivables:
Investment securities sold	79,264,872
Capital shares sold	3,206,777
Dividends and interest	36,166,034
Deposits with brokers for:
OTC derivative contracts	41,930,000
TBA transactions	900,000
Futures contracts	4,745,144
Centrally cleared swap contracts	10,707,747
Variation margin on futures contracts	3,123,799
Variation margin on centrally cleared swap contracts	829,083
OTC swap contracts (upfront payments $1,259,100)	667,679
Unrealized appreciation on OTC forward exchange contracts	2,526,666
Unrealized appreciation on OTC swap contracts	3,566,460
FT Subsidiary deferred tax benefit (Note 1h)	402,876
Other assets	2,555

Total assets	4,868,167,081

Liabilities:
Payables:
Investment securities purchased	290,711,101
Capital shares redeemed	7,600,072
Management fees	1,677,025
Distribution fees	1,060,058
Transfer agent fees	1,273,956
Trustees’ fees and expenses	9,728
Distributions to shareholders	891,449
Deposits from brokers for:
OTC derivative contracts	1,340,000
OTC swap contracts (upfront receipts $40,626,762)	33,043,584
Unrealized depreciation on OTC forward exchange contracts	8,975,247
Unrealized depreciation on OTC swap contracts	4,208,210
Deferred tax	176,786
Accrued expenses and other liabilities	415,900

Total liabilities	351,383,116

Net assets, at value	$4,516,783,965

Net assets consist of:
Paid-in capital	$5,149,453,749
Total distributable earnings (loss)	(632,669,784)

Net assets, at value	$4,516,783,965

42	Semiannual Report | The accompanying notes are an integral part of these consolidated financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Assets and Liabilities (continued)

October 31, 2019 (unaudited)

Franklin Strategic Income Fund

Class A:
Net assets, at value	$3,058,165,860

Shares outstanding	319,591,711

Net asset value per share[a]	$9.57

Maximum offering price per share (net asset value per share ÷ 96.25%)	$9.94

Class C:
Net assets, at value	$ 636,853,216

Shares outstanding	66,556,353

Net asset value and maximum offering price per share[a]	$9.57

Class R:
Net assets, at value	$ 77,289,870

Shares outstanding	8,109,810

Net asset value and maximum offering price per share	$9.53

Class R6:
Net assets, at value	$ 150,506,116

Shares outstanding	15,704,043

Net asset value and maximum offering price per share	$9.58

Advisor Class:
Net assets, at value	$ 593,968,903

Shares outstanding	61,996,730

Net asset value and maximum offering price per share	$9.58

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

franklintempleton.com	The accompanying notes are an integral part of these consolidated financial statements. | Semiannual Report	43

FRANKLIN STRATEGIC SERIES

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Operations

for the six months ended October 31, 2019 (unaudited)

Franklin Strategic Income Fund

Investment income:
Dividends: (net of foreign taxes)*
Unaffiliated issuers	$1,022
Controlled affiliates (Note 3f and 10)	6,785,399
Non-controlled affiliates (Note 3f and 10)	591,135
Interest: (net of foreign taxes)~
Unaffiliated issuers	116,482,770

Total investment income	123,860,326

Expenses:
Management fees (Note 3a)	10,989,820
Distribution fees: (Note 3c)
Class A	3,961,962
Class C	2,231,125
Class R	205,568
Transfer agent fees: (Note 3e)
Class A	2,495,147
Class C	540,380
Class R	64,732
Class R6	47,045
Advisor Class	479,478
Custodian fees (Note 4)	56,963
Reports to shareholders	246,436
Registration and filing fees	89,437
Professional fees	44,013
Trustees’ fees and expenses	39,635
Other	61,431

Total expenses	21,553,172
Expense reductions (Note 4)	(109,444)
Expenses waived/paid by affiliates (Note 3f and 3g)	(663,262)

Net expenses	20,780,466

Net investment income	103,079,860

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:
Unaffiliated issuers	(1,921,083)
Controlled affiliates (Note 3f and 10)	(10,939,400)
Foreign currency transactions	(185,479)
Forward exchange contracts	8,502,886
Futures contracts	32,221,068
Swap contracts	(26,029,749)

Net realized gain (loss)	1,648,243

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(6,729,993)
Controlled affiliates (Note 3f and 10)	(2,136,187)
Non-controlled affiliates (Note 3f and 10)	(1,586,927)
Translation of other assets and liabilities denominated in foreign currencies	(106,030)
Forward exchange contracts	(9,767,148)
Futures contracts	(5,215,544)
Swap contracts	3,108,805

44	Semiannual Report | The accompanying notes are an integral part of these consolidated financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Operations (continued)

for the six months ended October 31, 2019 (unaudited)

Franklin Strategic Income Fund

Change in FT Subsidiary deferred tax benefit (Note 1h)	(129,138)
Change in deferred taxes on unrealized appreciation	(96,421)

Net change in unrealized appreciation (depreciation)	(22,658,583)

Net realized and unrealized gain (loss)	(21,010,340)

Net increase (decrease) in net assets resulting from operations	$82,069,520

~Foreign taxes withheld on interest	$211,623

franklintempleton.com	The accompanying notes are an integral part of these consolidated financial statements. | Semiannual Report	45

FRANKLIN STRATEGIC SERIES

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statements of Changes in Net Assets

Franklin Strategic Income Fund

	Six Months Ended October 31, 2019 (unaudited)	Year Ended April 30, 2019
Increase (decrease) in net assets:
Operations:
Net investment income	$103,079,860	$235,418,024
Net realized gain (loss)	1,648,243	(61,378,232)
Net change in unrealized appreciation (depreciation)	(22,658,583)	53,626,529

Net increase (decrease) in net assets resulting from operations	82,069,520	227,666,321

Distributions to shareholders:
Class A	(67,065,671)	(138,743,800)
Class C	(13,030,561)	(34,243,715)
Class R	(1,639,078)	(3,918,092)
Class R6	(6,324,753)	(18,669,569)
Advisor Class	(13,620,484)	(38,939,889)

Total distributions to shareholders	(101,680,547)	(234,515,065)

Capital share transactions: (Note 2)
Class A	(59,388,478)	(160,333,285)
Class C	(76,854,488)	(360,085,250)
Class R	(7,835,095)	(19,998,642)
Class R6	(156,912,811)	(123,669,688)
Advisor Class	(11,802,929)	(322,273,887)

Total capital share transactions	(312,793,801)	(986,360,752)

Net increase (decrease) in net assets	(332,404,828)	(993,209,496)

Net assets:
Beginning of period	4,849,188,793	5,842,398,289

End of period	$4,516,783,965	$4,849,188,793

46	Semiannual Report | The accompanying notes are an integral part of these consolidated financial statements.	franklintempleton.com

FRANKLIN STRATEGIC SERIES

Notes to Consolidated Financial Statements (unaudited)

Franklin Strategic Income Fund

1. Organization and Significant Accounting Policies

Franklin Strategic Series (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of twelve separate funds and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). Franklin Strategic Income Fund (Fund) is included in this report. The Fund offers five classes of shares: Class A, Class C, Class R, Class R6, and Advisor Class. Class C shares automatically convert to Class A shares after they have been held for 10 years. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a.  Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Fund may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities and derivative financial instruments listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value. Securities denominated in a foreign currency are converted into their U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the date that the values of the foreign debt securities are determined.

Investments in open-end mutual funds are valued at the closing NAV. Investments in repurchase agreements are valued at cost, which approximates fair value.

Certain derivative financial instruments are centrally cleared or trade in the OTC market. The Fund’s pricing services use various techniques including industry standard option pricing models and proprietary discounted cash flow models to determine the fair value of those instruments. The Fund’s net benefit or obligation under the derivative contract, as measured by the fair value of the contract, is included in net assets.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Fund primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any

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FRANKLIN STRATEGIC SERIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income Fund (continued)

1. Organization and Significant Accounting Policies (continued)

a.  Financial Instrument Valuation (continued)

restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Fund’s business day. Occasionally, events occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Fund’s portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, the VC monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depositary Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred that may call into question the reliability of the values of the foreign securities held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Fund’s NAV is not calculated, which could result in differences between the value of the Fund’s portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Fund for financial reporting purposes.

b.  Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Fund may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c.  Joint Repurchase Agreement

The Fund enters into a joint repurchase agreement whereby its uninvested cash balance is deposited into a joint cash account with other funds managed by the investment manager or an affiliate of the investment manager and is used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund’s custodian. The fair value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. Repurchase agreements are subject to the terms of Master Repurchase Agreements (MRAs) with approved counterparties (sellers). The MRAs contain various provisions, including but not limited to events

48	Semiannual Report	franklintempleton.com

FRANKLIN STRATEGIC SERIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income Fund (continued)

of default and maintenance of collateral for repurchase agreements. In the event of default by either the seller or the Fund, certain MRAs may permit the non-defaulting party to net and close-out all transactions, if any, traded under such agreements. The Fund may sell securities it holds as collateral and apply the proceeds towards the repurchase price and any other amounts owed by the seller to the Fund in the event of default by the seller. This could involve costs or delays in addition to a loss on the securities if their value falls below the repurchase price owed by the seller. The joint repurchase agreement held by the Fund at period end, as indicated in the Consolidated Statement of Investments, had been entered into on October 31, 2019.

d.  Securities Purchased on a When-Issued and TBA Basis

The Fund purchases securities on a when-issued and to-be-announced (TBA) basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities and collateral has been pledged and/or received for open TBA trades.

e.  Derivative Financial Instruments

The Fund invested in derivative financial instruments in order to manage risk or gain exposure to various other investments or markets. Derivatives are financial contracts based on an underlying or notional amount, require no initial investment or an initial net investment that is smaller than would normally be required to have a similar response to changes in market factors, and require or permit net settlement. Derivatives contain various risks including the potential inability of the counterparty to fulfill their obligations under the terms of the contract, the potential for an illiquid secondary market, and/or the potential for market movements which expose the Fund to gains or losses in excess of the amounts shown in the Consolidated Statement of Assets and Liabilities. Realized gain and loss and unrealized appreciation and depreciation on these contracts for the period are included in the Consolidated Statement of Operations.

Derivative counterparty credit risk is managed through a formal evaluation of the creditworthiness of all potential counterparties. The Fund attempts to reduce its exposure to counterparty credit risk on OTC derivatives, whenever possible, by entering into International Swaps and Derivatives Association (ISDA) master agreements with certain counterparties. These agreements contain various provisions, including but not limited to collateral requirements, events of default, or early termination. Termination events applicable to the counterparty include certain deteriorations in the credit quality of the counterparty. Termination events applicable to the Fund include failure of the Fund to maintain certain net asset levels and/or limit the decline in net assets over various periods of time. In the event of default or early termination, the ISDA master agreement gives the non-defaulting party the right to net and close-out all transactions traded, whether or not arising under the ISDA agreement, to one net amount payable by one counterparty to the other. However, absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities. Early termination by the counterparty may result in an immediate payment by the Fund of any net liability owed to that counterparty under the ISDA agreement.

Collateral requirements differ by type of derivative. Collateral or initial margin requirements are set by the broker or exchange clearing house for exchange traded and centrally cleared derivatives. Initial margin deposited is held at the exchange and can be in the form of cash and/or securities. For OTC derivatives traded under an ISDA master agreement, posting of collateral is required by either the Fund or the applicable counterparty if the total net exposure of all OTC derivatives with the applicable counterparty exceeds the minimum transfer amount, which typically ranges from $100,000 to $250,000, and can vary depending on the counterparty and the type of the agreement. Generally, collateral is determined at the close of Fund business each day and any additional collateral required due to changes in derivative values may be delivered by the Fund or the counterparty the next business day, or within a few business days. Collateral pledged and/or received by the Fund for OTC derivatives, if any, is held in segregated accounts with the Fund’s custodian/counterparty broker and can be in the form of cash and/or securities. Unrestricted cash may be invested according to the Fund’s investment objectives. To the extent that the amounts due to the Fund from its counterparties are

franklintempleton.com	Semiannual Report	49

FRANKLIN STRATEGIC SERIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income Fund (continued)

1. Organization and Significant Accounting Policies (continued)

e.  Derivative Financial Instruments (continued)

not subject to collateralization or are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance.

The Fund entered into exchange traded futures contracts primarily to manage and/or gain exposure to interest rate risk. A futures contract is an agreement between the Fund and a counterparty to buy or sell an asset at a specified price on a future date. Required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Consolidated Statement of Assets and Liabilities.

The Fund entered into OTC forward exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. A forward exchange contract is an agreement between the Fund and a counterparty to buy or sell a foreign currency at a specific exchange rate on a future date.

The Fund entered into credit default swap contracts primarily to manage and/or gain exposure to credit risk. A credit default swap is an agreement between the Fund and a counterparty whereby the buyer of the contract receives credit protection and the seller of the contract guarantees the credit worthiness of a referenced debt obligation. These agreements may be privately negotiated in the over-the-counter market (OTC credit default swaps) or may be executed in a multilateral trade facility platform, such as a registered exchange (centrally cleared credit default swaps). The underlying referenced debt obligation may be a single issuer of corporate or sovereign debt, a credit index, a basket of issuers or indices, or a tranche of a credit index or basket of issuers or indices. In the event of a default of the underlying referenced debt obligation, the buyer is entitled to receive the notional amount of the credit default swap contract from the seller in exchange for the referenced debt obligation, a net settlement amount equal to the notional amount of the credit default swap less the recovery value of the referenced debt obligation, or other agreed upon amount. For centrally cleared credit default swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Consolidated Statement of Assets and Liabilities. Over the term of the contract, the buyer pays the seller a periodic stream of payments, provided that no event of default has occurred. Such periodic payments are accrued daily as an unrealized appreciation or depreciation until the payments are made, at which time they are realized. Upfront payments and receipts are reflected in the Consolidated Statement of Assets and Liabilities and represent compensating factors between stated terms of the credit default swap agreement and prevailing market conditions (credit spreads and other relevant factors). These upfront payments and receipts are amortized over the term of the contract as a realized gain or loss in the Consolidated Statement of Operations.

The Fund entered into OTC cross currency swap contracts primarily to manage and/or gain exposure to interest rate risk and certain foreign currencies. A cross currency swap is an agreement between the Fund and a counterparty to exchange cash flows (determined using either a fixed or floating rate) based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the opening of the contract. Cross currency swaps may require the exchange of notional amounts at the opening and/or closing of the contract. Over the term of the contract, contractually required payments to be paid and to be received are accrued daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized. Upfront payments and receipts are reflected in the Consolidated Statement of Assets and Liabilities and represent compensating factors between stated terms of the cross currency swap contract and prevailing market conditions (interest rate spreads and other relevant factors). These upfront payments and receipts are amortized over the term of the contract as a realized gain or loss in the Consolidated Statement of Operations.

The Fund entered into interest rate swap contracts primarily to manage interest rate risk. An interest rate swap is an agreement between the Fund and a counterparty to exchange cash flows based on the difference between two interest rates, applied to a notional amount. These agreements may be privately negotiated in the over-the-counter market (OTC interest rate swaps) or may be executed on a registered exchange (centrally cleared interest rate swaps). For centrally cleared interest rate swaps, required initial margins are pledged by the Fund, and the daily change in fair value is accounted for as a variation margin payable or receivable in the Consolidated Statement of Assets and Liabilities. Over the term of the contract, contractually required payments to be paid and to be received are accrued

50	Semiannual Report	franklintempleton.com

FRANKLIN STRATEGIC SERIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income Fund (continued)

daily and recorded as unrealized depreciation and appreciation until the payments are made, at which time they are realized.

The Fund entered into OTC total return swap contracts primarily to manage and/or gain exposure to interest rate risk of an underlying instrument such as a stock, bond, index or basket of securities or indices. A total return swap is an agreement between the Fund and a counterparty to exchange a return linked to an underlying instrument for a floating or fixed rate payment, both based upon a notional amount. Over the term of the contract, contractually required payments to be paid or received are accrued daily and recorded as unrealized appreciation or depreciation until the payments are made, at which time they are recognized as realized gain or loss.

The Fund invests in value recovery instruments (VRI) primarily to gain exposure to economic growth. Periodic payments from VRI are dependent on established benchmarks for underlying variables. VRI has a notional amount, which is used to calculate amounts of payments to holders. Payments are recorded upon receipt as realized gains in the Consolidated Statement of Operations. The risks of investing in VRI include growth risk, liquidity, and the potential loss of investment.

See Notes 9 regarding other derivative information.

f.  Restricted Cash

At October 31, 2019, the Fund held restricted cash in connection with investments in certain derivative securities. Restricted cash is held in a segregated account with the Fund’s custodian and is reflected in the Consolidated Statement of Assets and Liabilities.

g.  Loan Participation Notes

The Fund invests in loan participation notes (Participations). Participations are loans originally issued to a borrower by one or more financial institutions (the Lender) and subsequently sold to other investors, such as the Fund. Participations typically result in the Fund having a contractual relationship only with the Lender and not with the borrower. The Fund has the right to receive from the Lender any payments of principal, interest and fees which the Lender received from the borrower. The Fund generally has no rights to either enforce compliance by the borrower with the terms of the loan agreement or to any collateral relating to the original loan. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. The Participations may also involve interest rate risk and liquidity risk, including the potential default or insolvency of the borrower and/or the Lender.

h.  FT Holdings Corporation II (FT Subsidiary)

The Fund invests in certain financial instruments through its investment in FT Subsidiary. FT Subsidiary is a Delaware Corporation, is a wholly-owned subsidiary of the Fund, and is able to invest in certain financial instruments consistent with the investment objective of the Fund. At October 31, 2019, FT Subsidiary’s investment, Turtle Bay Resort, as well as any other assets and liabilities of FT Subsidiary are reflected in the Fund’s Consolidated Statement of Investments and Consolidated Statement of Assets and Liabilities.

At October 31, 2019, FT Subsidiary, which is a tax paying entity, recognized an unrealized loss on its Turtle Bay investment. An estimated deferred tax asset based on such unrealized loss is reflected as FT Subsidiary deferred tax benefit in the Consolidated Statement of Assets and Liabilities. The estimated benefit was calculated using a federal rate of 21%. When the Turtle Bay investment liquidates, the FT Subsidiary will recognize a capital loss which can be carried-back to offset prior year capital gains, resulting in a tax refund which will relieve the deferred tax asset.

The financial statements have been consolidated and include the accounts of the Fund and FT Subsidiary. All intercompany transactions and balances have been eliminated. At October 31, 2019, the net assets of FT Subsidiary were $18,481,933, representing less than 1% of the Fund’s consolidated net assets. The Fund’s investment in FT Subsidiary is limited to 25% of consolidated assets.

i.  Mortgage Dollar Rolls

The Fund enters into mortgage dollar rolls, typically on a TBA basis. Mortgage dollar rolls are agreements between the Fund and a financial institution where the Fund sells (or buys) mortgage-backed securities for delivery on a specified date and simultaneously contracts to repurchase (or sell) substantially similar (same type, coupon, and maturity) securities at a future date and at a predetermined price. Gains or losses are realized on the initial sale, and the difference between the repurchase price and the sale price is recorded as an unrealized gain or loss to the Fund upon

franklintempleton.com	Semiannual Report	51

FRANKLIN STRATEGIC SERIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income Fund (continued)

1. Organization and Significant Accounting Policies (continued)

i.  Mortgage Dollar Rolls (continued)

entering into the mortgage dollar roll. In addition, the Fund may invest the cash proceeds that are received from the initial sale. During the period between the sale and repurchase, the Fund is not entitled to principal and interest paid on the mortgage backed securities. Transactions in mortgage dollar rolls are accounted for as purchases and sales and may result in an increase to the Fund’s portfolio turnover rate. The risks of mortgage dollar roll transactions include the potential inability of the counterparty to fulfill its obligations.

j.  Senior Floating Rate Interests

The Fund invests in senior secured corporate loans that pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity. Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to certain restrictions on resale. On July 27, 2017, the United Kingdom’s Financial Conduct Authority announced its intention to cease sustaining LIBOR after 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments that use or may use a floating rate based on LIBOR cannot yet be determined.

k.  Income and Deferred Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which it invests. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. When a capital gain tax is determined to apply, the Fund records an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of October 31, 2019, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

l.  Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Paydown gains and losses are recorded as an adjustment to interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

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Franklin Strategic Income Fund (continued)

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

Inflation-indexed bonds are adjusted for inflation through periodic increases or decreases in the security’s interest accruals, face amount, or principal redemption value, by amounts corresponding to the rate of inflation as measured by an index. Any increase or decrease in the face amount or principal redemption value will be included as interest income in the Consolidated Statement of Operations.

m.  Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

n.  Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Fund, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. Shares of Beneficial Interest

At October 31, 2019, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

	Six Months Ended		Year Ended
	October 31, 2019		April 30, 2019

	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold[a]	27,232,491	$262,936,069	50,096,209	$476,428,245
Shares issued in reinvestment of distributions	6,448,330	62,161,494	13,459,738	127,947,689
Shares redeemed	(39,889,454)	(384,486,041)	(80,356,291)	(764,709,219)

Net increase (decrease)	(6,208,633)	$(59,388,478)	(16,800,344)	$(160,333,285)

Class C Shares:
Shares sold	3,491,163	$33,707,242	4,597,179	$43,711,512
Shares issued in reinvestment of distributions	1,246,108	12,011,110	3,342,536	31,796,374
Shares redeemed[a]	(12,706,695)	(122,572,840)	(45,752,627)	(435,593,136)

Net increase (decrease)	(7,969,424)	$(76,854,488)	(37,812,912)	$(360,085,250)

Class R Shares:
Shares sold	553,936	$5,327,740	1,437,455	$13,630,121
Shares issued in reinvestment of distributions	168,887	1,621,363	405,340	3,838,586
Shares redeemed	(1,538,695)	(14,784,198)	(3,962,132)	(37,467,349)

Net increase (decrease)	(815,872)	$(7,835,095)	(2,119,337)	$(19,998,642)

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Franklin Strategic Income Fund (continued)

2. Shares of Beneficial Interest (continued)

	Six Months Ended		Year Ended
	October 31, 2019		April 30, 2019

	Shares	Amount	Shares	Amount

Class R6 Shares:
Shares sold	3,030,290	$29,302,033	10,323,576	$98,464,071
Shares issued in reinvestment of distributions	612,574	5,919,604	1,882,797	17,913,831
Shares redeemed	(19,861,754)	(192,134,448)	(25,303,121)	(240,047,590)

Net increase (decrease)	(16,218,890)	$(156,912,811)	(13,096,748)	$(123,669,688)

Advisor Class Shares:
Shares sold	6,170,061	$59,613,722	18,952,628	$180,567,542
Shares issued in reinvestment of distributions	1,331,661	12,850,411	3,899,671	37,096,165
Shares redeemed	(8,713,443)	(84,267,062)	(56,752,457)	(539,937,594)

Net increase (decrease)	(1,211,721)	$(11,802,929)	(33,900,158)	$(322,273,887)

aMay include a portion of Class C shares that were automatically converted to Class A.

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a.  Management Fees

The Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	Over $20 billion, up to and including $35 billion
0.355%	Over $35 billion, up to and including $50 billion
0.350%	In excess of $50 billion

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Franklin Strategic Income Fund (continued)

For the period ended October 31, 2019, the annualized gross effective investment management fee rate was 0.455% of the Fund’s average daily net assets.

b.  Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c.  Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Class R6 and Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate for each class. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.25%
Class C	0.65%
Class R	0.50%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the period:

Sales charges retained net of commissions paid to unaffiliated brokers/dealers	$68,187
CDSC retained	$14,020

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and, except for Class R6, reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets. Class R6 pays Investor Services transfer agent fees specific to that class.

For the period ended October 31, 2019, the Fund paid transfer agent fees of $3,626,782, of which $1,445,182 was retained by Investor Services.

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Franklin Strategic Income Fund (continued)

3. Transactions with Affiliates (continued)

f.  Investments in Affiliated Management Investment Companies

The Fund invests in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Fund are waived on assets invested in the affiliated management investment companies, as noted in the Consolidated Statement of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended October 31, 2019, the Fund held investments in affiliated management investment companies as follows:

	Value at Beginning of Period	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Period	Number of Shares Held at End of Period	Dividend Income
Controlled Affiliates
Franklin Floating Rate Income Fund[a]	$194,101,482	$—	$(54,960,600)	$(10,939,400)	$(2,136,187)	$126,065,295	15,243,687	$6,785,399

Non-Controlled Affiliates

Institutional Fiduciary Trust Money Market Portfolio, 1.56%	63,183,777	51,479,267	(55,883,771)	—	—	58,779,273	58,779,273	591,135

Total Affiliated Securities	$257,285,259	$51,479,267	$(110,844,371)	$(10,939,400)	$(2,136,187)	$184,844,568		$7,376,534

aEffective May 31, 2019, Franklin Middle Tier Floating Rate Fund was renamed Franklin Floating Rate Income Fund.

g.  Waiver and Expense Reimbursements

Investor Services has contractually agreed in advance to waive or limit its fees so that the Class R6 transfer agent fees do not exceed 0.03% based on the average net assets of the class until August 31, 2020.

Prior to September 1, 2019, the Class R6 transfer agent fees were limited to 0.02% based on the average net assets of the class.

4. Expense Offset Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund’s custodian expenses. During the period ended October 31, 2019, the custodian fees were reduced as noted in the Consolidated Statement of Operations.

5. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains.

At April 30, 2019, the capital loss carryforwards were as follows:

Capital loss carryforwards not subject to expiration:
Short term	$33,032,070
Long term	441,662,444

Total capital loss carryforwards	$474,694,514

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Franklin Strategic Income Fund (continued)

At October 31, 2019, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

Cost of investments	$4,781,112,776

Unrealized appreciation	$96,524,884
Unrealized depreciation	(266,813,547)

Net unrealized appreciation (depreciation)	$(170,288,663)

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of paydown losses, bond discounts and premiums, swaps and financial futures transactions.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the period ended October 31, 2019, aggregated $2,575,195,636 and $2,983,127,411, respectively.

7. Credit Risk and Defaulted Securities

At October 31, 2019, the Fund had 33.6% of its portfolio invested in high yield, senior secured floating rate loans, or other securities rated below investment grade and unrated securities, if any. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At October 31, 2019, the aggregate value of these securities was $5,350,000, representing 0.1% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified in the accompanying Statement of Investments.

8. Restricted Securities

The Fund invests in securities that are restricted under the Securities Act of 1933 (1933 Act). Restricted securities are often purchased in private placement transactions, and cannot be sold without prior registration unless the sale is pursuant to an exemption under the 1933 Act. Disposal of these securities may require greater effort and expense, and prompt sale at an acceptable price may be difficult. The Fund may have registration rights for restricted securities. The issuer generally incurs all registration costs.

At October 31, 2019, investments in restricted securities, excluding securities exempt from registration under the 1933 Act were as follows:

Principal Amount/ Shares/ Units	Issuer	Acquisition Date	Cost	Value

331,326	[a] Appvion Operations Inc.	4/12/19	$4,481,262	$4,417,403
125,940,079	[b] K2016470219 South Africa Ltd., A	2/08/13 - 2/01/17	977,122	83,322
12,532,821	[b] K2016470219 South Africa Ltd., B	2/01/17	9,305	8,292
124,500	[c] Remington Outdoor Co. Inc., Litigation Units	4/12/19	—	—

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Franklin Strategic Income Fund (continued)

8. Restricted Securities (continued)

Principal Amount/ Shares/ Units	Issuer	Acquisition Date	Cost	Value

1,500,000	Sociedad Quimica y Minera de Chile SA, senior note, 144A, 3.625%, 4/03/23	8/28/17	$1,507,138	$1,539,750

	Total Restricted Securities (Value is 0.1% of Net Assets)		$6,974,827	$6,048,767

aThe Fund also invests in unrestricted securities or other investments in the issuer, valued at $7,561,816 as of October 31, 2019.

bThe Fund also invests in unrestricted securities or other investments in the issuer, valued at $23,299 as of October 31, 2019.

cThe Fund also invests in unrestricted securities or other investments in the issuer, valued at $1,322,439 as of October 31, 2019

9. Other Derivative Information

At October 31, 2019, investments in derivative contracts are reflected in the Consolidated Statement of Assets and Liabilities as follows:

	Asset Derivatives			Liability Derivatives
Derivative Contracts Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value

Interest rate contracts	Variation margin on futures contracts	$431,962	[a]	Variation margin on futures contracts	$1,801,946	[a]
	Variation margin on centrally cleared swap contracts	483,118	[a]	Variation margin on centrally cleared swap contracts	1,383,516	[a]
	Unrealized appreciation on OTC swap contracts	1,565,813		Unrealized depreciation on OTC swap contracts	—
Foreign exchange contracts	Unrealized appreciation on OTC forward exchange contracts	2,526,666		Unrealized depreciation on OTC forward exchange contracts	8,975,247
Credit contracts	Variation margin on centrally cleared swap contracts	—		Variation margin on centrally cleared swap contracts	721,372	[a]
	OTC swap contracts (upfront payments)	667,679		OTC swap contracts (upfront receipts)	33,043,584
	Unrealized appreciation on OTC swap contracts	2,000,647		Unrealized depreciation on OTC swap contracts	4,208,210
Value recovery instruments	Investments in securities, at value	9,411,080	[b]

Totals		$17,086,965			$50,133,875

aThis amount reflects the cumulative appreciation (depreciation) of futures contracts and centrally cleared swap contracts as reported in the Consolidated Statement of Investments. Only the variation margin receivable/payable at period end is separately reported within the Consolidated Statement of Assets and Liabilities. Prior variation margin movements were recorded to cash upon receipt or payment.

bVRI are included in investments in securities, at value in the Consolidated Statement of Assets and Liabilities.

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Franklin Strategic Income Fund (continued)

For the period ended October 31, 2019, the effect of derivative contracts in the Consolidated Statement of Operations was as follows:

Derivative Contracts Not Accounted for as Hedging Instruments	Consolidated Statement of Operations Location	Net Realized Gain (Loss) for the Period	Consolidated Statement of Operations Location	Net Change in Unrealized Appreciation (Depreciation) for the Period

	Net realized gain (loss) from:		Net change in unrealized appreciation (depreciation) on:
Interest rate contracts	Futures contracts	$32,221,068	Futures contracts	$(5,215,544)
	Swap contracts	8,458,265	Swap contracts	(9,756,943)
Foreign exchange contracts	Forward exchange contracts	8,502,886	Forward exchange contracts	(9,767,148)
Credit contracts	Swap contracts	(34,488,014)	Swap contracts	12,865,748
Value recovery instruments	Investments	—	Investments	3,005,042 [a]

Totals		$14,694,205		$(8,868,845)

aVRI are included in net change in unrealized appreciation (depreciation) on investments in the Consolidated Statement of Operations.

For the period ended October 31, 2019, the average month end notional amount of futures contracts and swap contracts, the average month end contract value for forward exchange contracts and average month end fair value of VRI, were as follows:

Futures contracts	$1,002,417,414
Swap contracts	573,922,210
Forward exchange contracts	641,327,870
VRI	7,994,712

At October 31, 2019, the Fund’s OTC derivative assets and liabilities are as follows:

	Gross Amounts of Assets and Liabilities Presented in the Consolidated Statement of Assets and Liabilities

	Assets[a]	Liabilities[a]
Derivatives
Forward exchange contracts	$2,526,666	$ 8,975,247
Swap contracts	4,234,139	37,251,794

Total	$6,760,805	$46,227,041

aAbsent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset in the Consolidated Statement of Assets and Liabilities.

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Franklin Strategic Income Fund (continued)

9. Other Derivative Information (continued)

At October 31, 2019, OTC derivative assets, which may be offset against OTC derivative liabilities and collateral received from the counterparty, are as follows:

		Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Received[a,b]	Cash Collateral Received	Net Amount (Not less than zero)

Counterparty
BNDP	$ 161,122	$ —	$(161,122)	$ —	$ —
BZWS	736,119	(736,119)	—	—	—
CITI	1,495,374	(1,495,374)	—	—	—
DBAB	36,944	—	(36,944)	—	—
GSCO	1,011,494	—	—	(920,000)	91,494
JPHQ	2,489,722	(2,489,722)	—	—	—
MSCO	830,030	—	—	(420,000)	410,030

Total	$6,760,805	$(4,721,215)	$(198,066)	$(1,340,000)	$501,524
At October 31, 2019, OTC derivative liabilities, which may be offset against OTC derivative assets and collateral pledged to the counterparty, are as follows:
		Amounts Not Offset in the Consolidated Statement of Assets and Liabilities
	Gross Amounts of Liabilities Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged	Cash Collateral Pledged[b]	Net Amount (Not less than zero)

Counterparty
BNDP	$ —	$ —	$ —	$ —	$ —
BZWS	899,023	(736,119)	—	(162,904)	—
CITI	32,278,847	(1,495,374)	—	(30,210,000)	573,473
DBAB	—	—	—	—	—
GSCO	—	—	—	—	—
JPHQ	13,049,171	(2,489,722)	—	(10,559,449)	—
MSCO	—	—	—	—	—

Total	$46,227,041	$(4,721,215)	$ —	$(40,932,353)	$573,473

aAt October 31, 2019, the Fund received U.S. Treasury Bonds and Notes as collateral for derivatives.

bIn some instances, the collateral amounts disclosed in the table above were adjusted due to the requirement to limit collateral amounts to avoid the effect of overcollateralization. Actual collateral received and/or pledged may be more than the amounts disclosed herein.

See Note 1(e) regarding derivative financial instruments.

See Abbreviations on page 65.

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Franklin Strategic Income Fund (continued)

10. Holdings of 5% Voting Securities of Portfolio Companies

The 1940 Act defines “affiliated companies” to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. During the period ended October 31, 2019, investments in “affiliated companies” were as follows:

Name of Issuer	Value at Beginning of Period	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Period	Number of Shares/Units Held at End of Period	Dividend Income
Non-Controlled Affiliates
Remington Outdoor Co. Inc.	$2,909,366	$ —	$ —	$ —	$(1,586,927)	$1,322,439	1,322,439	$ —
Remington Outdoor Co. Inc., Litigation Units	—	—	—	—	—	—	124,500	—

Total Affiliated Securities(Value is —%† of Net Assets)	$2,909,366	$ —	$ —	$ —	$(1,586,927)	$1,322,439		$ —

†Rounds to less than 0.1% of net assets.

11. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 7, 2020. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Consolidated Statement of Operations. During the period ended October 31, 2019, the Fund did not use the Global Credit Facility.

12. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

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Franklin Strategic Income Fund (continued)

12. Fair Value Measurements (continued)

A summary of inputs used as of October 31, 2019, in valuing the Fund’s assets and liabilities carried at fair value, is as follows:

	Level 1	Level 2	Level 3		Total
Assets:
Investments in Securities:[a]
Equity Investments:[b]
Commercial & Professional Services	$—	$—	$1,322,439		$1,322,439
Consumer Services	—	—	122,759		122,759
Energy	1,363,782	3,711,653	44,015	[c]	5,119,450
Materials	576,735	—	4,417,403		4,994,138
Media & Entertainment	2,315,683	—	23,659		2,339,342
Retailing	—	—	91,614		91,614
Software & Services	—	—	750,000		750,000
All Other Equity Investments	126,065,295	—	—		126,065,295
Corporate Bonds:
Retailing	—	5,141,000	23,299		5,164,299
All Other Corporate Bonds	—	1,378,103,819	—		1,378,103,819
Senior Floating Rate Interests:
Household & Personal Products	—	—	43,305,423		43,305,423
Software & Services	—	1,853,302	20,023,463		21,876,765
All Other Senior Floating Rate Interests	—	198,133,617	—		198,133,617
Foreign Government and Agency Securities	—	548,352,663	—		548,352,663
U.S. Government and Agency Securities	—	280,182,622	—		280,182,622
Asset-Backed Securities and Commercial Mortgage-Backed Securities	—	1,360,569,782	—		1,360,569,782
Mortgage-Backed Securities	—	424,469,656	—		424,469,656
Municipal Bonds	—	86,463,040	—		86,463,040
Escrows and Litigation Trusts	—	135,000	—	[c]	135,000
Short Term Investments	58,779,273	108,109,163	—		166,888,436

Total Investments in Securities	$189,100,768	$4,395,225,317	$70,124,074		$4,654,450,159
Other Financial Instruments:
Futures Contracts	$431,962	$—	$—		$431,962
Forward Exchange Contracts	—	2,526,666	—		2,526,666
Swap Contracts	—	4,049,578	—		4,049,578

Total Other Financial Instruments	$431,962	$6,576,244	$—		$7,008,206

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FRANKLIN STRATEGIC SERIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income Fund (continued)

	Level 1	Level 2	Level 3	Total
Liabilities:
Investments in Securities:[a]
Other Financial Instruments:
Futures Contracts	$1,801,946	$—	$—	$1,801,946
Forward Exchange Contracts	—	8,975,247	—	8,975,247
Swap Contracts	—	6,313,098	—	6,313,098

Total Other Financial Instruments	$1,801,946	$15,288,345	$—	$17,090,291

aFor detailed categories, see the accompanying Consolidated Statement of Investments.

bIncludes common stocks and management investment companies as well as other equity investments.

cIncludes securities determined to have no value at October 31, 2019.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the period. At October 31, 2019, the reconciliation of assets is as follows:

	Balance at Beginning of Period		Purchases (Sales)	Transfer Into Level 3[a]		Transfer Out of Level 3[b]	Cost Basis Adjustments[c]	Net Realized Gain (Loss)	Net Unrealized Appreciation (Depreciation)	Balance at End of Period		Net Change in Unrealized Appreciation (Depreciation) on Assets Held at Period End
Assets:
Investments in Securities:
Equity Investments:[d]
Commercial & Professional Services	$ —		$ —	$1,322,439		$—	$ —	$—	$ —	$ 1,322,439		$ —
Consumer Services	122,759		—	—		—	—	—	—	122,759		—
Energy	2		—	138,516	[e]	—	—	—	(94,503)	44,015	[e]	(94,503)
Materials	4,615,489		—	—		—	—	—	(198,086)	4,417,403		(198,086)
Media & Entertainment	—		24,605	—		—	—	—	(946)	23,659		(946)
Retailing	96,878		—	—		—	—	—	(5,264)	91,614		(5,264)
Software & Services	750,000		—	—		—	—	—	—	750,000		—
Corporate Bonds:
Retailing	90,006		—	—		—	8,097	—	(74,804)	23,299		(74,804)
Senior Floating Rate Interests:
Household & Personal Products	42,108,964		—	—		—	1,079,090	—	117,369	43,305,423		117,369
Software & Services	19,883,394		—	—		—	—	—	140,069	20,023,463		140,069
Escrows and Litigation Trusts	—	[e]	—	—		—	—	—	—	—	[e]	—

Total Investments in Securities	$67,667,492		$24,605	$1,460,955		$—	$1,087,187	$—	$(116,165)	$70,124,074		$(116,165)

aThe investments were transferred into Level 3 as a result of the unavailability of a quoted market price in an active market for identical securities and other significant observable valuation inputs. May include amounts related to a corporate action.

bThe investment was transferred out of Level 3 as a result of the availability of a quoted price in an active market for identical securities and other significant observable valuation inputs. May include amounts related to a corporate action.

cMay include accretion, amortization, partnership adjustments, and/or other cost basis adjustments.

dIncludes common stocks as well as other equity investments.

eIncludes securities determined to have no value.

franklintempleton.com	Semiannual Report	63

FRANKLIN STRATEGIC SERIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income Fund (continued)

12. Fair Value Measurements (continued)

Significant unobservable valuation inputs for material Level 3 financial instruments and impact to fair value as a result of changes in unobservable valuation inputs as of October 31, 2019, are as follows:

Description	Fair Value at End of Period		Valuation Technique	Unobservable Inputs	Amount/ Range (Weighted Averagea)	Impact to Fair Value if Input Increases[b]

Assets:
Investments in Securities:
Senior Floating Rate Interests:
Household & Personal Products	$43,305,423		Discounted cash flow	Free cash flow	$20.0 - $33.9 mil ($29.2) mil	Increase	[c]

				Discount rate	10.8% - 13.3% (11.7%)	Decrease	[d]

Software & Services	$20,023,463		Discounted cash flow	Free cash flow	$26.6 mil	Increase	[c]

				Discount rate	19.0%	Increase	[d]

All Other Investments[f]	6,795,188	[f]

Total	$70,124,074	[f]

aWeighted based on the relative fair value of the financial instruments.

bRepresents the directional change in the fair value of the Level 3 financial instruments that would result from a significant and reasonable increase in the corresponding input. A significant and reasonable decrease in the input would have the opposite effect. Significant impacts, if any, to fair value and/or net assets have been indicated.

cRepresents a significant impact to fair value and net assets.

dRepresents a significant impact to fair value but not net assets.

eIncludes fair value of immaterial financial instruments developed using various valuation techniques and unobservable inputs. May also include financial instruments with values derived using private transaction prices or non-public third party pricing information which is unobservable.

fIncludes securities determined to have no value at October 31, 2019.

13. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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FRANKLIN STRATEGIC SERIES

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED)

Franklin Strategic Income Fund (continued)

Abbreviations
Counterparty		Currency		Selected Portfolio
BNDP	BNP Paribas	BRL	Brazilian Real	ARM	Adjustable Rate Mortgage
BZWS	Barclays Bank PLC	CAD	Canadian Dollar	BBSW	Bank Bill Swap Rate
CITI	Citigroup, Inc.	CNY	Chinese Yuan	BZDIOVRA	Brazil Cetip DI Interbank Deposit Rate
DBAB	Deutsche Bank AG	COP	Colombian Peso	CABA	Canada Banker’s Acceptance
GSCO	The Goldman Sachs Group, Inc.	DOP	Dominican Peso	CLO	Collateralized Loan Obligation
JPHQ	JP Morgan Chase & Co.	EUR	Euro	CME	Chicago Mercantile Exchange
MSCO	Morgan Stanley	IDR	Indonesian Rupiah	CMT	Constant Maturity Treasury Index
		USD	United States Dollar	CNRR	China Reverse Repo Rate
		UYU	Uruguayan Peso	FRN	Floating Rate Note
		ZAR	South African Rand	GDP	Gross Domestic Product
				GO	General Obligation
				LIBOR	London InterBank Offered Rate
				MBS	Mortgage-Backed Security
				PIK	Payment-In-Kind
				RDA	Redevelopment Agency/Authority
				SF	Single Family
				T-Note	Treasury Note
				VRI	Value Recovery Instruments

Index
CDX.EM.30	CDX Emerging Markets Index
MCDX.NA.31	MCDX North America Index

franklintempleton.com	Semiannual Report	65

FRANKLIN STRATEGIC SERIES

FRANKLIN STRATEGIC INCOME FUND

Shareholder Information

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust, on behalf of the Fund, files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

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Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

Semiannual Report and Shareholder Letter
Franklin Strategic Income Fund

Investment Manager	Distributor	Shareholder Services
Franklin Advisers, Inc.	Franklin Templeton Distributors, Inc.	(800) 632-2301
(800) DIAL BEN® / 342-5236
franklintempleton.com

© 2019 Franklin Templeton Investments. All rights reserved.	194 S 12/19

Item 2.	Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 13(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is Mary C. Choksi and she is “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services. N/A

Item 5.	Audit Committee of Listed Registrants. N/A

Item 6.	Schedule of Investments. N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect the internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Company. N/A

Item 13.	Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer—Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer—Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN STRATEGIC SERIES

By	S\MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration
Date December 31, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	S\MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration
Date December 31, 2019

By	S\GASTON GARDEY
Gaston Gardey
Chief Financial Officer and Chief Accounting Officer
Date December 31, 2019